UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports To Stockholders.

Ohio National Fund, Inc.
SEMIANNUAL REPORT  June 30, 2020

Ohio National Fund, Inc.

Presidents' Message
Michael J. DeWeirdt, CFA, FRM
President, Ohio National Fund, Inc.
Gary R. Rodmaker, CFA, FLMI
President, Ohio National Investments, Inc.
Dear Investor:
2020 is going to be a memorable year. The script is not finished yet, and there are many alternate endings to this storyline. During the first half of 2020, a global health crisis quickly turned into an economic crisis as countries around the world shutdown in an attempt to slow the spread of the deadly Coronavirus. By the end of March, global economic activity had cratered and equity markets were severely depressed. U.S. gross domestic product dropped 5% during the first quarter of 2020 and dropped 32.9% during the second quarter. The unemployment rate climbed from 3.5% in February to 14.7% in April. The U.S. equity market, as measured by the S&P 500® Index, was down 19.6% at the end of the first quarter.
The policy response has been swift and significant. The U.S. government launched a $2 trillion financial package, which included direct cash payments to individuals, additional Federal unemployment benefits, a paycheck protection plan for small businesses to retain employees and numerous other items. In addition, the Federal Reserve lowered the Federal Funds rate significantly, and initiated bond-buying programs that included corporate bonds for the first time, as well as other initiatives. Congress continues work to craft solutions in an effort to bridge the gap to recovery. Meanwhile, central banks and foreign governments around the world are implementing accommodative monetary and fiscal policies, given the prospect of slower global growth. Equity and fixed income markets reacted to these initiatives, as equity markets recovered substantially and interest rates declined.
Equity Markets
After a material decline in the first quarter of the year, equity markets recovered significantly in the second quarter of 2020. However, for the six-month period in total, equity markets generally provided negative returns. Growth stocks were the glaring exception, especially large cap growth stocks, which generally provided positive returns. Domestically, large cap indices outperformed midcap and small cap indices. Within the domestic equity market, the S&P 500®(large cap) Index posted a return of -3.1%, while the S&P MidCap 400® Index posted a return of -12.8% and the Russell 2000®(small cap) Index posted a return of -13.0% for the period ended June 30, 2020. Growth stocks outperformed value stocks by a wide margin during the six-month period. The Russell 1000® Growth Index provided a return of +9.8%, while the Russell 1000® Value Index provided a return of -16.3%. Foreign equities also performed poorly during the first half of 2020. The MSCI All Country World Ex-USA Index provided a -11.0% return while the MSCI Emerging Markets Index provided a -9.7% return.
A summary of returns for key equity benchmarks is presented below:
Index	06/30/20 YTD U.S. Dollar Total Return (price and dividend)
S&P 500®	-3.1%
Russell 1000® Growth	+9.8%
Russell 1000® Value	-16.3%
S&P MidCap 400®	-12.8%
Russell 2000® Small Cap	-13.0%
MSCI All Country World Ex-USA (Net – USD)	-11.0%
MSCI Emerging Market	-9.7%
Fixed Income Markets
Fixed income markets generally provided positive total returns during the first half of 2020, with much of the return coming from rising bond prices when rates declined. In response to the global pandemic and a slowing economy, the Federal Reserve cut the Federal Funds rate by 150 basis points during the first half of the year. Interest rates declined across the curve during the period, in response to the Federal Reserve’s policy initiatives and the severe recession caused by the global pandemic. The 10-year U.S. Treasury rate declined 1.26% during the period ended June 30, 2020, from 1.92% to 0.66%. Credit spreads, however, widened substantially, as the global shutdown stressed the income statements and balance sheets of corporations across the globe. In this environment, high quality, longer duration bonds outperformed lower quality, shorter duration bonds.
The Bloomberg Barclays U.S. Aggregate Bond Index posted a total return of 6.1% for the first half of 2020. Lower quality indices, like the Bloomberg Barclays Corporate Index and the Bloomberg Barclays U.S. Corporate High Yield Index, provided lower total returns of 5.0% and -3.8% during this period, respectively, due to spread widening. The higher quality Bloomberg Barclays U.S. Treasury Index posted a return of 8.7%, while the shorter duration Bloomberg Barclays U.S. Securitized Index provided total returns of 3.6%. The table below illustrates the returns of the various indices.
Index	06/30/20 YTD U.S. Dollar Total Return (price and interest)
Bloomberg Barclays U.S. Aggregate	6.1%
Bloomberg Barclays U.S. Treasury	8.7%
Bloomberg Barclays Securitized	3.6%
Bloomberg Barclays Corporate	5.0%
Bloomberg Barclays U.S. Corporate High Yield	-3.8%
The Ohio National Fund, Inc.
During the first half of 2020, the Ohio National Fund, Inc. portfolios turned in strong relative performance, with 10 of 17 actively managed portfolios beating their peers. In addition, the three index Portfolios performed in line with their respective indices, before expenses. The fund family continues to offer a wide array of investment options that can be utilized to build a diversified portfolio.
Looking Ahead
We are in a severe recession. The ultimate length and depth of the recession is unknown, but it will end.
Whether the recovery is V-shaped, U-shaped, or some other shape is uncertain, and is certainly up for debate. Much will depend on how we deal with the pandemic in coming months – socially, medically, fiscally and monetarily. To date, the fiscal and monetary responses have been massive, and effective in stabilizing financial markets. Medically, the world has committed a large amount of resources toward developing a vaccine, and the question appears to be when, not if, we have one. Much will also depend on the upcoming election in the United States, and the direction of the country over the next several years. Domestic and geopolitical decisions will clearly shape our economic future. We will get to the other side of this recession. The real question is, what will the other side look like?
Currently, major domestic equity markets seem at odds with the bond markets, painting a picture of a more challenging future path. The S&P 500® Index is within a couple percentage points of its all-time high, and the Nasdaq-100® Index set a new all-time high in July 2020. The equity markets are choosing to focus on the end game, which includes a vaccine and a strong economic recovery. While that may be the ultimate outcome, a modicum of caution may be in order, given current equity valuations and the possibility of a slower economic recovery.
In uncertain times like these, we are reminded that diversification is critically important. The events that have unfolded in 2020 were unforeseen, and in large part, unprecedented. While a well-diversified portfolio will not protect against losses, it can cushion the negative impact of a concentrated portfolio in a poorly performing sector. Additionally, we are reminded that one’s time horizon is very important when constructing a portfolio, as losses can occur at any time, and linger for an extended period of time.
Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs in 2020 and beyond. Stay safe.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)
Objective/Strategy
The ON Bond Portfolio seeks a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.
Performance as of June 30, 2020
Average Annual returns
One year	8.00%
Five years	5.46%
Ten years	4.62%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.60% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned 3.93% versus 4.84% for its benchmark, the ICE BofA Merrill Lynch U.S. Corporate Master Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The first half of 2020 was a particularly volatile time for credit spreads. The COVID-19 pandemic caused a shutdown of the economy, beginning in March and extending into the second quarter of 2020, which caused tremendous economic damage. Credit spreads widened materially through the end of March. However, the government policy response was remarkable, and included both fiscal and monetary stimulus. The Federal Reserve created a bond purchase program that extended to corporate bonds, which calmed the credit markets and led to spread tightening for the balance of the period. On balance, credit spreads widened during the period, while U.S. Treasury rates declined materially.
In this environment, longer duration, high quality bonds generally outperformed shorter duration, low quality bonds. High yield bonds generally performed poorly. From an investment strategy perspective, the Portfolio was positioned with an overweight in lower quality bonds, which detracted from performance relative to the benchmark. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Security selection was the largest driver of the Portfolio’s underperformance. Security selection in the Consumer Discretionary, Financials, Utilities and Energy sectors detracted from relative performance. Security selection in the Communication Services and Information Technology sectors contributed positively to relative performance. From a sector allocation perspective, the underweight to the Energy sector contributed positively, while the underweight to Information Technology detracted. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three contributors to the Portfolio’s performance relative to the benchmark were AbbVie, Inc. (“AbbVie”) 4.250% due 2049, B.A.T. Capital Corp. 4.700% due 2027, and Florida Power & Light Co. 3.150% due 2049. AbbVie and Florida Power & Light Co. are both longer duration bonds and experienced spread tightening during the period. B.A.T. Capital Corp. was purchased after credit spreads had widened substantially and benefited from substantial spread tightening during the second quarter of 2020. The top three detractors from the Portfolio’s performance relative to the benchmark were American Airlines 2015-1 Class B Pass Through Trust (“American Airlines”) 3.700% due 2023, Peabody Energy Corp. 6.000% due 2022, and United Airlines 2016-1 Class B Pass Through Trust (“United Airlines”) 3.650% due 2026. Each of these bonds are in particularly hard hit sectors, given the COVID-19 pandemic. American Airlines and United Airlines bonds are secured by second liens on aircraft, but with reduced passenger travel, they performed poorly. Likewise, Peabody Energy Corp. bonds are secured by first liens, but are rated below investment grade and participate in the coal sector. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Corporate Bonds (4)	93.5
Asset-Backed Securities (4)	2.0
U.S. Treasury Obligations	1.6
Money Market Funds and Other Net Assets	2.9
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Campbell Soup Co. 4.150%, 03/15/2028	1.7
2.	U.S. Treasury Note 1.500%, 02/15/2030	1.6
3.	Lear Corp. 4.250%, 05/15/2029	1.5
4.	AbbVie, Inc. 4.250%, 11/21/2049	1.3
5.	Comcast Corp. 3.250%, 11/01/2039	1.2
6.	Keurig Dr Pepper, Inc. 3.430%, 06/15/2027	1.2
7.	Kinross Gold Corp. 4.500%, 07/15/2027	1.2
8.	Mosaic Co. / The 4.050%, 11/15/2027	1.1
9.	Hasbro, Inc. 3.900%, 11/19/2029	1.1
10.	Bank of Montreal 3.803%, 12/15/2032	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	27.5
Industrials	11.6
Energy	10.3
Materials	8.5
Utilities	8.4
Consumer Staples	8.3
Communication Services	6.7
Consumer Discretionary	5.1
Health Care	4.2
Real Estate	3.5
Information Technology	1.4
95.5

Ohio National Fund, Inc.	ON Bond Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds–93.5%		Rate	Maturity	Face Amount	Value
Communication Services–6.7%
AT&T, Inc. (Diversified Telecom. Svs.)		QL + 118	06/12/2024	$2,000,000	$ 2,003,958
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	1,000,000	1,099,556
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	1,000,000	1,197,851
Comcast Corp. (Media)		3.250%	11/01/2039	3,000,000	3,328,295
Lamar Media Corp. (Media)	(a)	4.875%	01/15/2029	1,200,000	1,206,000
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	2,100,000	2,310,980
Time Warner Cable LLC (Media)		6.550%	05/01/2037	850,000	1,117,913
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	3.875%	04/15/2030	1,800,000	2,006,226
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,245,283
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,500,000	1,863,894
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	1,000,000	1,111,937
					18,491,893
Consumer Discretionary–5.1%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,237,829
Aptiv PLC (Auto Components)		4.350%	03/15/2029	1,000,000	1,071,014
Expedia Group, Inc. (Internet & Direct Marketing Retail)		5.000%	02/15/2026	1,500,000	1,543,860
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	3,000,000	3,123,360
Lear Corp. (Auto Components)		4.250%	05/15/2029	4,000,000	4,104,752
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	1,000,000	1,088,344
MDC Holdings, Inc. (Household Durables)		3.850%	01/15/2030	2,000,000	1,910,000
					14,079,159
Consumer Staples–8.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,357,857
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	1,223,131
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	04/15/2048	2,000,000	2,334,820
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	1,073,469
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	2,000,000	2,285,504
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	4,000,000	4,603,909
Costco Wholesale Corp. (Food & Staples Retailing)		1.750%	04/20/2032	1,200,000	1,218,215
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,800,000	1,848,739
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	3,000,000	3,307,728
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	2,500,000	2,841,991
					23,095,363
Energy–10.3%
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		4.080%	12/15/2047	2,000,000	2,079,422
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,082,625
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	900,000	968,560
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,800,000	1,884,210
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		3.750%	10/01/2027	2,000,000	2,132,509
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	2,000,000	2,147,393
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	1,090,690
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		3.452%	04/15/2051	1,200,000	1,331,599
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	946,563
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,163,000
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	856,836
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	1,044,064
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	1,200,000	1,370,291
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		6.000%	06/15/2035	1,000,000	1,114,844
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	03/31/2022	1,800,000	1,170,000
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(a)	4.500%	05/15/2030	600,000	662,507
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,000,000	1,180,509
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(a)	2.900%	03/01/2030	1,000,000	1,024,602
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a)	4.150%	01/15/2048	1,000,000	1,088,752
Transocean Pontus Ltd. (Energy Equip. & Svs.)	(a)	6.125%	08/01/2025	1,043,750	908,063
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.350%	08/15/2022	1,000,000	1,039,438
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,066,660
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	1,000,000	1,111,455
					28,464,592
Financials–27.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	2,000,000	1,963,721
American Express Co. (Consumer Finance)		QL + 75	08/03/2023	1,000,000	999,113
American International Group, Inc. (Insurance)		3.875%	01/15/2035	2,500,000	2,864,594
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	1,132,232
Bank of America Corp. (Rate is fixed until 01/23/2025, at which point, the rate becomes QL + 81) (Banks)	(b)	3.366%	01/23/2026	2,000,000	2,184,387

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Bank of America Corp. (Rate is fixed until 04/24/2037, at which point, the rate becomes QL + 181) (Banks)	(b)	4.244%	04/24/2038	$1,000,000	$ 1,225,072
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(b)	3.803%	12/15/2032	2,800,000	3,013,668
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	1,008,237
BlackRock, Inc. (Capital Markets)		2.400%	04/30/2030	1,000,000	1,079,032
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(b)	2.280%	01/28/2026	1,500,000	1,522,247
Citigroup, Inc. (Banks)		4.400%	06/10/2025	2,000,000	2,239,719
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	1,116,813
Citigroup, Inc. (Banks)		4.450%	09/29/2027	2,000,000	2,279,192
Deutsche Bank AG (Capital Markets)		2.700%	07/13/2020	2,000,000	2,000,420
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(b)	4.682%	08/09/2028	2,000,000	2,019,000
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	1,800,000	1,875,111
Ford Motor Credit Co. LLC (Consumer Finance)		3.157%	08/04/2020	1,400,000	1,391,530
Ford Motor Credit Co. LLC (Consumer Finance)		QL + 88	10/12/2021	2,000,000	1,897,796
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	2,000,000	2,023,059
General Motors Financial Co., Inc. (Consumer Finance)		QL + 99	01/05/2023	2,000,000	1,927,697
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	2,000,000	2,215,951
Goldman Sachs Group, Inc. / The (Rate is fixed until 04/23/2028, at which point, the rate becomes QL + 116) (Capital Markets)	(b)	3.814%	04/23/2029	2,000,000	2,260,463
Intercontinental Exchange, Inc. (Capital Markets)		3.750%	12/01/2025	1,000,000	1,139,433
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	1,800,000	1,982,134
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	2,000,000	2,210,247
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(b)	2.956%	05/13/2031	2,000,000	2,126,757
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,530,343
Morgan Stanley (Capital Markets)		QL + 140	10/24/2023	1,260,000	1,273,152
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,125,542
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(b)	4.431%	01/23/2030	2,000,000	2,382,358
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	2,000,000	2,241,853
PNC Bank N.A. (Banks)		2.700%	10/22/2029	2,500,000	2,664,184
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,051,685
Synchrony Financial (Consumer Finance)		5.150%	03/19/2029	2,000,000	2,254,444
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	2,000,000	2,239,350
Teachers Insurance & Annuity Association of America (Insurance)	(a)	4.270%	05/15/2047	900,000	1,067,790
Truist Bank (Banks)		3.625%	09/16/2025	1,000,000	1,114,129
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,000,000	1,092,002
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes QL + 117) (Banks)	(b)	2.879%	10/30/2030	2,000,000	2,137,369
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(b)	3.068%	04/30/2041	1,200,000	1,248,633
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	1,238,639
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(b)	2.894%	02/04/2030	1,500,000	1,525,547
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(b)	4.322%	11/23/2031	1,800,000	1,997,351
					75,881,996
Health Care–4.2%
AbbVie, Inc. (Biotechnology)	(a)	3.200%	11/21/2029	1,000,000	1,112,099
AbbVie, Inc. (Biotechnology)	(a)	4.250%	11/21/2049	3,000,000	3,596,135
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	3.875%	08/15/2025	2,000,000	2,275,169
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	1,000,000	1,151,010
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.950%	06/30/2030	2,000,000	2,128,379
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	1,200,000	1,258,839
					11,521,631
Industrials–9.6%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	2,000,000	1,969,954
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	1,905,946
Aircastle Ltd. (Trading Companies & Distributors)		4.125%	05/01/2024	2,000,000	1,890,288
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	3,000,000	2,967,261
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	900,000	1,182,408
FedEx Corp. (Air Freight & Logistics)		3.800%	05/15/2025	1,300,000	1,445,058
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	2,000,000	2,418,531
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	1,200,000	1,229,698
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	1,200,162
Lockheed Martin Corp. (Aerospace & Defense)		2.800%	06/15/2050	600,000	632,866

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	$2,500,000	$ 2,700,783
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,676,485
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	1,108,839
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	2,000,000	2,065,000
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	1,800,000	2,127,751
					26,521,030
Information Technology–1.4%
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	850,000	983,116
Microsoft Corp. (Software)		4.100%	02/06/2037	565,000	728,779
Microsoft Corp. (Software)		2.525%	06/01/2050	1,235,000	1,277,867
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	900,000	964,661
					3,954,423
Materials–8.5%
Anglo American Capital PLC (Metals & Mining)	(a)	4.750%	04/10/2027	1,000,000	1,112,827
Anglo American Capital PLC (Metals & Mining)	(a)	4.000%	09/11/2027	900,000	962,037
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	2,000,000	2,230,122
DuPont de Nemours, Inc. (Chemicals)		2.169%	05/01/2023	2,000,000	2,037,500
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	3,000,000	3,275,686
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	3,000,000	3,185,377
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	1,900,000	2,204,423
RPM International, Inc. (Chemicals)		4.250%	01/15/2048	3,000,000	2,951,231
Steel Dynamics, Inc. (Metals & Mining)		2.800%	12/15/2024	1,200,000	1,248,857
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	1,200,000	1,219,535
Syngenta Finance N.V. (Chemicals)	(a)	5.182%	04/24/2028	1,000,000	1,066,505
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	2,000,000	2,106,378
					23,600,478
Real Estate–3.5%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,140,574
Federal Realty Investment Trust (Equity REIT)		3.250%	07/15/2027	2,000,000	2,093,515
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	1,400,000	1,487,206
Healthcare Realty Trust, Inc. (Equity REIT)		3.625%	01/15/2028	1,000,000	1,053,006
Healthpeak Properties, Inc. (Equity REIT)		4.000%	06/01/2025	1,500,000	1,661,264
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	1,000,000	1,120,648
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	1,039,048
					9,595,261
Utilities–8.4%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	1,200,290
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,351,000	1,549,393
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	2,000,000	2,235,693
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,716,615
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	1,900,000	2,148,360
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	2,000,000	2,541,173
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	1,219,210
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,000,000	1,132,409
Eversource Energy (Electric Utilities)		3.300%	01/15/2028	1,000,000	1,099,331
FirstEnergy Transmission LLC (Electric Utilities)	(a)	4.550%	04/01/2049	1,800,000	2,186,240
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	2,000,000	2,273,165
Jersey Central Power & Light Co. (Electric Utilities)	(a)	4.300%	01/15/2026	900,000	1,040,663
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,500,000	1,736,270
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,000,000	1,039,166
					23,117,978
Total Corporate Bonds (Cost $238,858,083)					$258,323,804

Asset-Backed Securities–2.0%		Rate	Maturity	Face Amount	Value
Industrials–2.0%
Air Canada 2017-1 Class B Pass Through Trust	(a)	3.700%	01/15/2026	$2,132,937	$ 1,688,329
American Airlines 2015-1 Class B Pass Through Trust		3.700%	05/01/2023	2,670,227	1,765,918
United Airlines 2016-1 Class B Pass Through Trust		3.650%	01/07/2026	1,491,667	1,100,701
United Airlines 2019-2 Class AA Pass Through Trust		2.700%	05/01/2032	1,000,000	902,872
Total Asset-Backed Securities (Cost $7,296,888)					$ 5,457,820

(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
U.S. Treasury Obligations–1.6%	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	1.500%	02/15/2030	$4,000,000	$ 4,323,593
Total U.S. Treasury Obligations (Cost $4,313,167)				$ 4,323,593

Money Market Funds–1.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(c)	3,442,769	$ 3,444,147
Total Money Market Funds (Cost $3,444,254)			$ 3,444,147
Total Investments – 98.3% (Cost $253,912,392)	(d)		$271,549,364
Other Assets in Excess of Liabilities – 1.7%			4,626,303
Net Assets – 100.0%			$276,175,667

Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.290% at 06/30/2020
QL:	Quarterly U.S. LIBOR Rate, 0.302% at 06/30/2020
SOFR:	Secured Overnight Financing Rate, 0.100% at 06/30/2020
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 0.310% at 06/30/2020
USSW5:	USD Swap Semi 30/360 5 Year, 0.326% at 06/30/2020

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2020, the value of these securities totaled $24,173,944, or 8.8% of the Portfolio’s net assets.
(b)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2020.
(c)	Rate represents the seven-day yield at June 30, 2020.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Balanced Allocation Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
Performance as of June 30, 2020
Average Annual returns
One year	7.30%
Five years	7.53%
Ten years	10.78%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.59% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser/Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -0.15% versus -3.08% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 70% S&P 500® Index and 30% ICE BofA Merrill Lynch U.S. Corporate Master Index, returned -0.57% for the six-month period ended June 30, 2020.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  U.S. equity markets experienced quite a volatile period during the six months ended June 30, 2020. This was largely driven by the impact of the spread of the COVID-19 pandemic across the country. This was met by an unparalleled drawdown in equity markets, followed by the government instructing shelter in place, unprecedented stimulus packages and more recently, plans to re-open economies. These latter actions have helped U.S. equities rebound, nearly recovering from the losses seen over the first quarter. Despite the volatile market backdrop, the Portfolio was able to outperform its benchmark. The positive excess return was mainly driven by sentiment and fundamental quality-based insights, while fundamental value measures lagged. Trend based sentiment measures that evaluate analyst text were additive during the period. Traditional quality insights, such as insights with a preference for lower volatility securities, were also able to drive meaningful gains. Less-traditional, fundamental quality measures, including Environmental, Social, and Governance (“ESG”) related insights, also provided gains. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. Elsewhere, macro thematic insights also added value, driven by industry positioning. This was most observable across the Portfolio’s overweight stance in Consumer Discretionary names. (1)
As it relates to the fixed income sleeve, the Portfolio benefited from declining interest rates. However, wider corporate bond spreads detracted from performance during the period. The Portfolio’s exposure to lower quality corporate bonds also detracted from performance. (1)
Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Stock selection in the Consumer Discretionary, Information Technology, and Financials sectors throughout the period led relative performance, while an underweight to Energy also contributed. On the other hand, stock selection in the Real Estate and Communication Services sectors detracted from performance. (1)
For the fixed income portion of the Portfolio, the Energy, Consumer Discretionary and Consumer Staples sectors provided positive relative performance. Security selection in each of these sectors contributed to performance. The Utilities and Financials sectors detracted from performance. Security selection in each of these sectors detracted from relative performance. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Gilead Sciences, Inc., a biopharmaceutical company, was a top contributor to relative performance, as the company announced positive preliminary results of Remdesivir, a potential COVID-19 drug. A remaining overweight in Amazon.com, Inc. was also a top contributor, as many consumers are shopping online due to COVID-19 related lockdowns and closures. Top contributors on the fixed income portion of the Portfolio included AbbVie Inc. 4.250% due 2049, Oncor Electric Delivery Co. LLC 3.100% due 2049, and B.A.T. Capital Corp 4.700% due 2027. (1)
In contrast, an overweight to Real Estate company Park Hotels & Resorts, Inc. was a key detractor from relative performance, with the company’s stock price significantly declining during the second quarter, as travel has come to a near halt due to government mandated shelter-in-place orders. Further hindering results was an overweight stance in Energy company EOG Resources, Inc., as oil recorded its worst monthly decline in March. For the fixed income portion of the Portfolio, the largest detractors were American Airlines 2015-1 Class B Pass Through Trust 3.700% due 2023, Peabody Energy Corp. 6.000% due 2022, and United Airlines 2016-1 Class B Pass Through Trust 3.650% due 2026. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	66.4
Corporate Bonds (4)	30.3
U.S. Treasury Obligations	1.3
Asset-Backed Securities (4)	0.2
Rights (4)	0.0
Money Market Funds Less Net Liabilities	1.8
100.0

Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	4.7
2.	Amazon.com, Inc.	3.7
3.	Apple, Inc.	3.6
4.	Alphabet, Inc. Class A	1.6
5.	Home Depot, Inc. / The	1.2
6.	Cisco Systems, Inc.	1.2
7.	Berkshire Hathaway, Inc. Class B	1.2
8.	NVIDIA Corp.	1.1
9.	Intel Corp.	1.1
10.	U.S. Treasury Note 1.500%, 02/15/2030	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities, Rights):

% of Net Assets
Information Technology	19.6
Financials	15.2
Health Care	11.9
Communication Services	9.1
Consumer Discretionary	8.9
Industrials	7.9
Consumer Staples	7.4
Utilities	6.5
Energy	4.6
Materials	3.3
Real Estate	2.5
96.9

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–66.4%		Shares	Value
Communication Services–6.8%
Activision Blizzard, Inc. (Entertainment)		2,681	$ 203,488
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	5,601	7,942,498
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	3,794	5,363,236
Altice U.S.A., Inc. Class A (Media)	(a)	3,146	70,911
AMC Networks, Inc. Class A (Media)	(a)	2,548	59,598
AT&T, Inc. (Diversified Telecom. Svs.)		82,451	2,492,494
Cable One, Inc. (Media)		42	74,544
CenturyLink, Inc. (Diversified Telecom. Svs.)		16,799	168,494
Charter Communications, Inc. Class A (Media)	(a)	24	12,241
Comcast Corp. Class A (Media)		46,095	1,796,783
Discovery, Inc. Class A (Media)	(a)	9,782	206,400
Electronic Arts, Inc. (Entertainment)	(a)	2,534	334,615
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	23,372	5,307,080
Interpublic Group of Cos., Inc. / The (Media)		64,408	1,105,241
Netflix, Inc. (Entertainment)	(a)	5,711	2,598,733
Sirius XM Holdings, Inc. (Media)		287,278	1,686,322
TEGNA, Inc. (Media)		2,684	29,900
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		23,259	462,389
Twitter, Inc. (Interactive Media & Svs.)	(a)	26,910	801,649
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	14,743	455,116
Verizon Communications, Inc. (Diversified Telecom. Svs.)		45,050	2,483,606
ViacomCBS, Inc. Class B (Media)		3,662	85,398
Walt Disney Co. / The (Entertainment)		3,506	390,954
Zynga, Inc. Class A (Entertainment)	(a)	10,061	95,982
			34,227,672
Consumer Discretionary–7.4%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	6,773	18,685,488
Best Buy Co., Inc. (Specialty Retail)		6,890	601,290
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		5,864	122,558
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	352	41,254
Carnival Corp. (Hotels, Restaurants & Leisure)		2,692	44,203
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		1,712	135,077
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		11,659	883,402
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,088	401,951
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		4,186	46,841
Graham Holdings Co. Class B (Diversified Consumer Svs.)		263	90,122
H&R Block, Inc. (Diversified Consumer Svs.)		35,353	504,841
Harley-Davidson, Inc. (Automobiles)		2,204	52,389
Home Depot, Inc. / The (Specialty Retail)		24,030	6,019,755
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3,663	166,813
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		3,148	42,183
Lowe's Cos., Inc. (Specialty Retail)		20,696	2,796,444
McDonald's Corp. (Hotels, Restaurants & Leisure)		8,952	1,651,376
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		18,894	1,852,557
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	7,452	122,436
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	2,780	84,901
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		3,787	190,486
Target Corp. (Multiline Retail)		5,368	643,784
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		5,351	281,302
TJX Cos., Inc. / The (Specialty Retail)		9,348	472,635
V.F. Corp. (Textiles, Apparel & Luxury Goods)		7,110	433,283
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		3,958	111,537
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		3,628	154,625
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		7,681	667,556
			37,301,089
Consumer Staples–4.7%
Altria Group, Inc. (Tobacco)		2,755	108,134
Brown-Forman Corp. Class B (Beverages)		1,990	126,683
Clorox Co. / The (Household Products)		5,429	1,190,960
Coca-Cola Co. / The (Beverages)		36,261	1,620,141
Coca-Cola European Partners PLC (Beverages)		9,273	350,148
Colgate-Palmolive Co. (Household Products)		17,388	1,273,845
Costco Wholesale Corp. (Food & Staples Retailing)		17,414	5,280,099
General Mills, Inc. (Food Products)		37,524	2,313,355
Hershey Co. / The (Food Products)		16,786	2,175,801
Keurig Dr Pepper, Inc. (Beverages)		1,170	33,228
Lancaster Colony Corp. (Food Products)		535	82,920

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
McCormick & Co., Inc. (Food Products)		872	$ 156,445
Mondelez International, Inc. Class A (Food Products)		7,122	364,148
PepsiCo, Inc. (Beverages)		33,596	4,443,407
Procter & Gamble Co. / The (Household Products)		35,572	4,253,344
			23,772,658
Energy–1.6%
Baker Hughes Co. (Energy Equip. & Svs.)		16,465	253,396
ChampionX Corp. (Energy Equip. & Svs.)	(a)	22,987	224,353
Chevron Corp. (Oil, Gas & Consumable Fuels)		13,602	1,213,707
ConocoPhillips (Oil, Gas & Consumable Fuels)		14,517	610,004
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		25,295	443,421
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		21,805	1,104,641
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		28,212	1,261,641
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		99,746	610,446
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		2,153	26,374
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		3,180	105,640
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	13,954	173,588
Phillips 66 (Oil, Gas & Consumable Fuels)		9,948	715,261
Schlumberger Ltd. (Energy Equip. & Svs.)		21,341	392,461
TechnipFMC PLC (Energy Equip. & Svs.)		22,139	151,431
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		5,506	323,863
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		7,108	135,194
			7,745,421
Financials–7.0%
Aflac, Inc. (Insurance)		11,865	427,496
Allstate Corp. / The (Insurance)		957	92,819
Ally Financial, Inc. (Consumer Finance)		34,632	686,753
American Express Co. (Consumer Finance)		9,933	945,622
Ameriprise Financial, Inc. (Capital Markets)		3,503	525,590
Bank of America Corp. (Banks)		101,708	2,415,565
Bank of New York Mellon Corp. / The (Capital Markets)		15,120	584,388
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	32,663	5,830,672
Brown & Brown, Inc. (Insurance)		2,216	90,324
CBOE Global Markets, Inc. (Capital Markets)		1,800	167,904
Charles Schwab Corp. / The (Capital Markets)		41,220	1,390,763
Cincinnati Financial Corp. (Insurance)		28,914	1,851,363
Citizens Financial Group, Inc. (Banks)		17,417	439,605
CME Group, Inc. (Capital Markets)		6,822	1,108,848
Cullen / Frost Bankers, Inc. (Banks)		9,619	718,636
E*TRADE Financial Corp. (Capital Markets)		976	48,536
FactSet Research Systems, Inc. (Capital Markets)		1,845	606,027
First American Financial Corp. (Insurance)		3,443	165,333
First Horizon National Corp. (Banks)		3,321	33,077
Franklin Resources, Inc. (Capital Markets)		8,031	168,410
Globe Life, Inc. (Insurance)		6,496	482,198
Hanover Insurance Group, Inc. / The (Insurance)		800	81,064
Intercontinental Exchange, Inc. (Capital Markets)		8,122	743,975
Invesco Ltd. (Capital Markets)		6,668	71,748
JPMorgan Chase & Co. (Banks)		44,379	4,174,289
Marsh & McLennan Cos., Inc. (Insurance)		8,978	963,968
MGIC Investment Corp. (Thrifts & Mortgage Finance)		2,584	21,163
Moody's Corp. (Capital Markets)		1,036	284,620
Northern Trust Corp. (Capital Markets)		2,416	191,685
Progressive Corp. / The (Insurance)		1,031	82,593
Prudential Financial, Inc. (Insurance)		26,951	1,641,316
Reinsurance Group of America, Inc. (Insurance)		377	29,572
S&P Global, Inc. (Capital Markets)		9,411	3,100,736
State Street Corp. (Capital Markets)		2,618	166,374
T. Rowe Price Group, Inc. (Capital Markets)		3,824	472,264
Unum Group (Insurance)		7,585	125,835
Wells Fargo & Co. (Banks)		144,923	3,710,029
Willis Towers Watson PLC (Insurance)		1,670	328,907
Zions Bancorp N.A. (Banks)		1,760	59,840
			35,029,907
Health Care–9.6%
Abbott Laboratories (Health Care Equip. & Supplies)		24,487	2,238,846
AbbVie, Inc. (Biotechnology)		48,394	4,751,323

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Amgen, Inc. (Biotechnology)		11,670	$ 2,752,486
Anthem, Inc. (Health Care Providers & Svs.)		6,040	1,588,399
Biogen, Inc. (Biotechnology)	(a)	2,375	635,431
Bristol-Myers Squibb Co. (Pharmaceuticals)		28,107	1,652,692
Cardinal Health, Inc. (Health Care Providers & Svs.)		4,564	238,195
Cigna Corp. (Health Care Providers & Svs.)		2,601	488,078
CVS Health Corp. (Health Care Providers & Svs.)		32,118	2,086,707
Danaher Corp. (Health Care Equip. & Supplies)		2,525	446,496
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	36,116	2,495,977
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	10,311	221,171
Eli Lilly & Co. (Pharmaceuticals)		7,919	1,300,141
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	4,516	95,242
Gilead Sciences, Inc. (Biotechnology)		42,660	3,282,260
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	680	32,443
HCA Healthcare, Inc. (Health Care Providers & Svs.)		2,063	200,235
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,925	965,718
Johnson & Johnson (Pharmaceuticals)		24,132	3,393,683
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	962	159,798
McKesson Corp. (Health Care Providers & Svs.)		6,578	1,009,197
Medtronic PLC (Health Care Equip. & Supplies)		14,673	1,345,514
Merck & Co., Inc. (Pharmaceuticals)		57,973	4,483,052
Pfizer, Inc. (Pharmaceuticals)		63,174	2,065,790
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,273	259,031
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,329	828,831
Sage Therapeutics, Inc. (Biotechnology)	(a)	2,456	102,121
STERIS PLC (Health Care Equip. & Supplies)		291	44,651
Stryker Corp. (Health Care Equip. & Supplies)		7,388	1,331,244
Teladoc Health, Inc. (Health Care Technology)	(a)	1,645	313,932
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		963	348,933
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		16,782	4,949,851
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	1,053	246,844
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		520	118,128
Zoetis, Inc. (Pharmaceuticals)		12,125	1,661,610
			48,134,050
Industrials–5.4%
3M Co. (Industrial Conglomerates)		3,940	614,601
Advanced Drainage Systems, Inc. (Building Products)		906	44,756
AGCO Corp. (Machinery)		3,811	211,358
Allegion PLC (Building Products)		20,869	2,133,229
AMERCO (Road & Rail)		863	260,790
AMETEK, Inc. (Electrical Equip.)		1,152	102,954
Boeing Co. / The (Aerospace & Defense)		1,348	247,088
Canadian Pacific Railway Ltd. (Road & Rail)		591	150,906
Carlisle Cos., Inc. (Industrial Conglomerates)		1,144	136,903
Cintas Corp. (Commercial Svs. & Supplies)		2,022	538,580
CSX Corp. (Road & Rail)		9,136	637,145
Curtiss-Wright Corp. (Aerospace & Defense)		477	42,587
Deere & Co. (Machinery)		6,031	947,772
Delta Air Lines, Inc. (Airlines)		21,227	595,417
EMCOR Group, Inc. (Construction & Engineering)		7,653	506,169
Fastenal Co. (Trading Companies & Distributors)		4,834	207,089
FedEx Corp. (Air Freight & Logistics)		332	46,553
GATX Corp. (Trading Companies & Distributors)		11,127	678,525
Generac Holdings, Inc. (Electrical Equip.)	(a)	1,763	214,963
General Dynamics Corp. (Aerospace & Defense)		2,483	371,109
General Electric Co. (Industrial Conglomerates)		23,703	161,892
HEICO Corp. (Aerospace & Defense)		1,572	156,650
Honeywell International, Inc. (Industrial Conglomerates)		19,939	2,882,980
Hubbell, Inc. (Electrical Equip.)		8,489	1,064,181
Illinois Tool Works, Inc. (Machinery)		11,859	2,073,546
L3Harris Technologies, Inc. (Aerospace & Defense)		5,222	886,017
Lockheed Martin Corp. (Aerospace & Defense)		3,409	1,244,012
Lyft, Inc. Class A (Road & Rail)	(a)	1,043	34,429
MasTec, Inc. (Construction & Engineering)	(a)	10,666	478,583
Mercury Systems, Inc. (Aerospace & Defense)	(a)	509	40,038
Norfolk Southern Corp. (Road & Rail)		227	39,854
Northrop Grumman Corp. (Aerospace & Defense)		3,586	1,102,480
Oshkosh Corp. (Machinery)		13,978	1,001,104

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
PACCAR, Inc. (Machinery)		6,417	$ 480,312
Quanta Services, Inc. (Construction & Engineering)		1,590	62,376
Resideo Technologies, Inc. (Building Products)	(a)	5,722	67,062
Robert Half International, Inc. (Professional Svs.)		14,401	760,805
Roper Technologies, Inc. (Industrial Conglomerates)		943	366,129
Snap-on, Inc. (Machinery)		3,121	432,290
Southwest Airlines Co. (Airlines)		10,563	361,043
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		2,032	48,646
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	115	35,759
Toro Co. / The (Machinery)		1,953	129,562
Trex Co., Inc. (Building Products)	(a)	351	45,655
Union Pacific Corp. (Road & Rail)		8,970	1,516,558
United Parcel Service, Inc. Class B (Air Freight & Logistics)		13,055	1,451,455
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,171	367,881
WESCO International, Inc. (Trading Companies & Distributors)	(a)	1,081	37,954
Xylem, Inc. (Machinery)		12,320	800,307
			26,818,054
Information Technology–18.6%
Accenture PLC Class A (IT Svs.)		1,851	397,447
Adobe, Inc. (Software)	(a)	6,919	3,011,910
Amdocs Ltd. (IT Svs.)		1,016	61,854
Analog Devices, Inc. (Semiconductors & Equip.)		468	57,395
Apple, Inc. (Tech. Hardware, Storage & Periph.)		49,076	17,902,925
Applied Materials, Inc. (Semiconductors & Equip.)		38,497	2,327,144
Atlassian Corp. PLC Class A (Software)	(a)	1,848	333,139
Automatic Data Processing, Inc. (IT Svs.)		21,475	3,197,413
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		13,502	376,503
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	9,296	574,307
Cisco Systems, Inc. (Communications Equip.)		126,326	5,891,845
Citrix Systems, Inc. (Software)		3,879	573,743
Cloudflare, Inc. Class A (Software)	(a)	9,516	342,100
Cognizant Technology Solutions Corp. Class A (IT Svs.)		2,063	117,220
DocuSign, Inc. (Software)	(a)	2,076	357,508
DXC Technology Co. (IT Svs.)		2,323	38,329
Fiserv, Inc. (IT Svs.)	(a)	16,236	1,584,958
HP, Inc. (Tech. Hardware, Storage & Periph.)		19,204	334,726
Intel Corp. (Semiconductors & Equip.)		94,373	5,646,337
Intuit, Inc. (Software)		7,054	2,089,324
Lam Research Corp. (Semiconductors & Equip.)		992	320,872
Mastercard, Inc. Class A (IT Svs.)		8,364	2,473,235
Microsoft Corp. (Software)		116,428	23,694,262
Motorola Solutions, Inc. (Communications Equip.)		246	34,472
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		18,872	730,535
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		8,140	361,172
NVIDIA Corp. (Semiconductors & Equip.)		14,901	5,661,039
Paychex, Inc. (IT Svs.)		19,099	1,446,749
PayPal Holdings, Inc. (IT Svs.)	(a)	25,736	4,483,983
RingCentral, Inc. Class A (Software)	(a)	1,309	373,078
salesforce.com, Inc. (Software)	(a)	4,717	883,636
ServiceNow, Inc. (Software)	(a)	151	61,164
Skyworks Solutions, Inc. (Semiconductors & Equip.)		1,286	164,428
Slack Technologies, Inc. Class A (Software)	(a)	9,896	307,667
Smartsheet, Inc. Class A (Software)	(a)	6,144	312,852
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		609	49,664
Texas Instruments, Inc. (Semiconductors & Equip.)		11,160	1,416,985
Visa, Inc. (IT Svs.)		20,030	3,869,195
VMware, Inc. Class A (Software)	(a)	3,120	483,163
Xilinx, Inc. (Semiconductors & Equip.)		1,349	132,728
Zoom Video Communications, Inc. Class A (Software)	(a)	1,279	324,278
Zscaler, Inc. (Software)	(a)	3,186	348,867
			93,150,151
Materials–1.6%
Air Products & Chemicals, Inc. (Chemicals)		2,251	543,527
Alcoa Corp. (Metals & Mining)	(a)	26,441	297,197
Domtar Corp. (Paper & Forest Products)		16,250	343,038
DuPont de Nemours, Inc. (Chemicals)		1,070	56,849
Ecolab, Inc. (Chemicals)		15,863	3,155,944
FMC Corp. (Chemicals)		1,028	102,409

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)	Shares	Value
Materials (continued)
Freeport-McMoRan, Inc. (Metals & Mining)	7,442	$ 86,104
Linde PLC (Chemicals)	3,345	709,508
Mosaic Co. / The (Chemicals)	30,254	378,478
PPG Industries, Inc. (Chemicals)	6,600	699,996
Reliance Steel & Aluminum Co. (Metals & Mining)	5,381	510,818
Sherwin-Williams Co. / The (Chemicals)	1,359	785,298
Steel Dynamics, Inc. (Metals & Mining)	1,827	47,666
Westrock Co. (Containers & Packaging)	4,928	139,265
		7,856,097
Real Estate–1.6%
Alexandria Real Estate Equities, Inc. (Equity REIT)	1,204	195,349
American Tower Corp. (Equity REIT)	6,018	1,555,894
AvalonBay Communities, Inc. (Equity REIT)	2,614	404,229
Boston Properties, Inc. (Equity REIT)	14,882	1,345,035
Camden Property Trust (Equity REIT)	1,277	116,488
Douglas Emmett, Inc. (Equity REIT)	3,570	109,456
Equity Residential (Equity REIT)	22,452	1,320,627
Federal Realty Investment Trust (Equity REIT)	636	54,193
Host Hotels & Resorts, Inc. (Equity REIT)	26,566	286,647
Macerich Co. / The (Equity REIT)	6,280	56,332
Park Hotels & Resorts, Inc. (Equity REIT)	19,836	196,178
Prologis, Inc. (Equity REIT)	18,716	1,746,764
QTS Realty Trust, Inc. Class A (Equity REIT)	1,062	68,064
Realty Income Corp. (Equity REIT)	7,322	435,659
		7,890,915
Utilities–2.1%
Alliant Energy Corp. (Electric Utilities)	9,503	454,624
Ameren Corp. (Multi-Utilities)	14,295	1,005,796
American Water Works Co., Inc. (Water Utilities)	9,723	1,250,961
Avangrid, Inc. (Electric Utilities)	1,424	59,780
CMS Energy Corp. (Multi-Utilities)	10,927	638,355
Consolidated Edison, Inc. (Multi-Utilities)	6,719	483,298
Eversource Energy (Electric Utilities)	13,158	1,095,667
Exelon Corp. (Electric Utilities)	8,009	290,647
IDACORP, Inc. (Electric Utilities)	3,265	285,263
NextEra Energy, Inc. (Electric Utilities)	15,505	3,723,836
Pinnacle West Capital Corp. (Electric Utilities)	5,060	370,847
Public Service Enterprise Group, Inc. (Multi-Utilities)	2,056	101,073
Southwest Gas Holdings, Inc. (Gas Utilities)	1,641	113,311
UGI Corp. (Gas Utilities)	5,199	165,328
Xcel Energy, Inc. (Electric Utilities)	10,697	668,562
		10,707,348
Total Common Stocks (Cost $306,672,318)		$332,633,362

Corporate Bonds–30.3%		Rate	Maturity	Face Amount	Value
Communication Services–2.3%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	$1,000,000	$ 1,099,556
AT&T, Inc. (Diversified Telecom. Svs.)		4.900%	08/15/2037	1,000,000	1,197,851
Comcast Corp. (Media)		3.250%	11/01/2039	2,000,000	2,218,863
Lamar Media Corp. (Media)	(b)	4.875%	01/15/2029	800,000	804,000
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.700%	11/15/2049	1,400,000	1,540,653
Time Warner Cable LLC (Media)		6.550%	05/01/2037	150,000	197,279
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	3.875%	04/15/2030	1,200,000	1,337,484
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.500%	08/10/2033	1,000,000	1,245,283
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.400%	11/01/2034	1,000,000	1,242,596
Walt Disney Co. / The (Entertainment)		3.600%	01/13/2051	750,000	833,953
					11,717,518
Consumer Discretionary–1.5%
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	1,000,000	1,237,829
Aptiv PLC (Auto Components)		4.350%	03/15/2029	150,000	160,652
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		3.550%	03/15/2028	200,000	218,436
Expedia Group, Inc. (Internet & Direct Marketing Retail)		3.250%	02/15/2030	1,000,000	931,974
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	2,000,000	2,082,240

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Lear Corp. (Auto Components)		3.500%	05/30/2030	$1,000,000	$ 999,228
Target Corp. (Multiline Retail)		2.350%	02/15/2030	2,000,000	2,138,237
					7,768,596
Consumer Staples–2.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.700%	02/01/2036	2,000,000	2,357,857
B.A.T. Capital Corp. (Tobacco)		3.215%	09/06/2026	1,000,000	1,073,469
B.A.T. Capital Corp. (Tobacco)		4.700%	04/02/2027	1,000,000	1,142,752
Campbell Soup Co. (Food Products)		4.150%	03/15/2028	2,000,000	2,301,954
Costco Wholesale Corp. (Food & Staples Retailing)		1.750%	04/20/2032	800,000	812,144
Diageo Capital PLC (Beverages)		2.375%	10/24/2029	2,000,000	2,134,635
Hershey Co. / The (Food Products)		1.700%	06/01/2030	1,200,000	1,232,493
Keurig Dr Pepper, Inc. (Beverages)		3.430%	06/15/2027	1,000,000	1,102,576
Philip Morris International, Inc. (Tobacco)		3.375%	08/15/2029	1,000,000	1,136,796
					13,294,676
Energy–3.0%
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)		3.337%	12/15/2027	1,000,000	1,065,273
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.017%	01/16/2027	1,000,000	1,082,625
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.895%	03/03/2024	100,000	107,618
Chevron Corp. (Oil, Gas & Consumable Fuels)		2.236%	05/11/2030	1,200,000	1,256,140
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		3.750%	10/01/2027	1,000,000	1,066,254
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	1,000,000	1,073,697
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	109,942
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	121,188
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		3.452%	04/15/2051	800,000	887,733
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	105,174
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	1,163,000
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	151,206
MPLX LP (Oil, Gas & Consumable Fuels)		6.375%	05/01/2024	1,000,000	1,032,523
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	800,000	913,527
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)	(b)	6.000%	03/31/2022	200,000	130,000
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(b)	4.500%	05/15/2030	400,000	441,671
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.000%	05/10/2046	1,500,000	1,770,763
Tennessee Gas Pipeline Co. LLC (Oil, Gas & Consumable Fuels)	(b)	2.900%	03/01/2030	1,000,000	1,024,602
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.350%	08/15/2022	109,000	113,299
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	1,000,000	1,066,660
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.400%	03/04/2044	100,000	111,145
					14,794,040
Financials–8.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		3.300%	01/23/2023	1,000,000	981,860
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		4.875%	01/16/2024	1,000,000	993,398
American International Group, Inc. (Insurance)		3.875%	01/15/2035	150,000	171,876
Bank of America Corp. (Banks)		3.875%	08/01/2025	1,000,000	1,132,232
Bank of Montreal (Rate is fixed until 12/15/2027, at which point, the rate becomes USSW5 + 143) (Banks)	(c)	3.803%	12/15/2032	200,000	215,262
Bank of New York Mellon Corp. / The (Capital Markets)		3.300%	08/23/2029	200,000	224,870
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	112,026
BlackRock, Inc. (Capital Markets)		2.400%	04/30/2030	2,000,000	2,158,064
Capital One Bank U.S.A. N.A. (Rate is fixed until 01/28/2025, at which point, the rate becomes SOFR + 91) (Consumer Finance)	(c)	2.280%	01/28/2026	1,000,000	1,014,831
Citigroup, Inc. (Rate is fixed until 07/24/2027, at which point, the rate becomes QL + 139) (Banks)	(c)	3.668%	07/24/2028	1,000,000	1,114,734
Citigroup, Inc. (Rate is fixed until 11/05/2029, at which point, the rate becomes SOFR + 142) (Banks)	(c)	2.976%	11/05/2030	1,000,000	1,063,960
Deutsche Bank AG (Capital Markets)		2.700%	07/13/2020	200,000	200,042
Discover Bank (Banks)		2.450%	09/12/2024	1,000,000	1,048,760
Discover Bank (Rate is fixed until 08/09/2023, at which point, the rate becomes USSW5 + 173) (Banks)	(c)	4.682%	08/09/2028	250,000	252,375
E*TRADE Financial Corp. (Capital Markets)		2.950%	08/24/2022	200,000	208,346
Ford Motor Credit Co. LLC (Consumer Finance)		3.157%	08/04/2020	100,000	99,395
Ford Motor Credit Co. LLC (Consumer Finance)		3.087%	01/09/2023	2,000,000	1,901,240
General Motors Financial Co., Inc. (Consumer Finance)		4.200%	03/01/2021	1,500,000	1,519,945
General Motors Financial Co., Inc. (Consumer Finance)		3.200%	07/06/2021	100,000	101,153
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,000,000	1,107,976
Goldman Sachs Group, Inc. / The (Rate is fixed until 06/05/2027, at which point, the rate becomes QL + 151) (Capital Markets)	(c)	3.691%	06/05/2028	1,000,000	1,120,013
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)		4.850%	01/15/2027	200,000	220,237
JPMorgan Chase & Co. (Banks)		3.625%	12/01/2027	1,000,000	1,105,123
JPMorgan Chase & Co. (Rate is fixed until 05/13/2030, at which point, the rate becomes SOFR + 252) (Banks)	(c)	2.956%	05/13/2031	1,000,000	1,063,379

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	$ 100,000	$ 109,310
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,125,542
Morgan Stanley (Rate is fixed until 01/22/2030, at which point, the rate becomes SOFR + 114) (Capital Markets)	(c)	2.699%	01/22/2031	3,000,000	3,186,414
Nasdaq, Inc. (Capital Markets)		3.850%	06/30/2026	1,000,000	1,120,926
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	200,000	230,766
PNC Bank N.A. (Banks)		4.050%	07/26/2028	1,950,000	2,285,538
Principal Financial Group, Inc. (Insurance)		QL + 304	05/15/2055	4,250,000	3,808,850
S&P Global, Inc. (Capital Markets)		4.000%	06/15/2025	150,000	172,041
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	1,000,000	1,051,685
TD Ameritrade Holding Corp. (Capital Markets)		3.300%	04/01/2027	1,000,000	1,119,675
Teachers Insurance & Annuity Association of America (Insurance)	(b)	4.270%	05/15/2047	100,000	118,643
Truist Bank (Rate is fixed until 09/17/2024, at which point, the rate becomes H15T5Y + 115) (Banks)	(c)	2.636%	09/17/2029	3,000,000	3,010,487
Volkswagen Group of America Finance LLC (Consumer Finance)	(b)	4.625%	11/13/2025	200,000	227,379
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	1,500,000	1,638,003
Wells Fargo & Co. (Rate is fixed until 04/30/2040, at which point, the rate becomes SOFR + 253) (Banks)	(c)	3.068%	04/30/2041	800,000	832,422
Westpac Banking Corp. (Rate is fixed until 02/04/2025, at which point, the rate becomes H15T5Y + 135) (Banks)	(c)	2.894%	02/04/2030	1,500,000	1,525,547
Westpac Banking Corp. (Rate is fixed until 11/23/2026, at which point, the rate becomes USISDA05 + 224) (Banks)	(c)	4.322%	11/23/2031	200,000	221,928
					40,916,253
Health Care–2.3%
AbbVie, Inc. (Biotechnology)	(b)	3.200%	11/21/2029	1,000,000	1,112,099
AbbVie, Inc. (Biotechnology)	(b)	4.250%	11/21/2049	2,000,000	2,397,423
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b)	3.875%	08/15/2025	150,000	170,638
CVS Health Corp. (Health Care Providers & Svs.)		4.100%	03/25/2025	2,250,000	2,543,446
HCA, Inc. (Health Care Providers & Svs.)		5.250%	06/15/2026	2,000,000	2,302,020
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.800%	06/30/2031	800,000	839,226
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3.875%	12/15/2028	2,000,000	2,394,286
					11,759,138
Industrials–2.3%
Air Lease Corp. (Trading Companies & Distributors)		2.250%	01/15/2023	1,000,000	984,977
Air Lease Corp. (Trading Companies & Distributors)		2.300%	02/01/2025	2,000,000	1,905,946
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	1,500,000	1,483,630
Burlington Northern Santa Fe LLC (Road & Rail)		4.550%	09/01/2044	100,000	131,379
FedEx Corp. (Air Freight & Logistics)		3.800%	05/15/2025	700,000	778,108
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,000,000	1,209,266
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	800,000	819,798
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	120,016
Lockheed Martin Corp. (Aerospace & Defense)		2.800%	06/15/2050	400,000	421,911
Northrop Grumman Corp. (Aerospace & Defense)		2.930%	01/15/2025	100,000	108,031
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	119,749
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	110,884
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	1,000,000	1,025,000
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	103,250
Waste Connections, Inc. (Commercial Svs. & Supplies)		4.250%	12/01/2028	200,000	236,417
Waste Connections, Inc. (Commercial Svs. & Supplies)		2.600%	02/01/2030	2,000,000	2,109,810
					11,668,172
Information Technology–1.0%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.200%	09/11/2029	2,000,000	2,147,441
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		4.900%	10/15/2025	150,000	173,491
Microsoft Corp. (Software)		4.100%	02/06/2037	63,000	81,262
Microsoft Corp. (Software)		2.525%	06/01/2050	137,000	141,755
Oracle Corp. (Software)		4.300%	07/08/2034	2,100,000	2,603,478
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	03/01/2024	100,000	107,185
					5,254,612
Materials–1.7%
Anglo American Capital PLC (Metals & Mining)	(b)	4.000%	09/11/2027	100,000	106,893
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	2,000,000	2,230,122
DuPont de Nemours, Inc. (Chemicals)		2.169%	05/01/2023	1,000,000	1,018,750
Kinross Gold Corp. (Metals & Mining)		4.500%	07/15/2027	1,000,000	1,091,895
Mosaic Co. / The (Chemicals)		4.050%	11/15/2027	1,000,000	1,061,793
Nutrien Ltd. (Chemicals)		4.200%	04/01/2029	100,000	116,022
Steel Dynamics, Inc. (Metals & Mining)		2.800%	12/15/2024	800,000	832,571

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Steel Dynamics, Inc. (Metals & Mining)		3.250%	01/15/2031	$ 800,000	$ 813,023
Yamana Gold, Inc. (Metals & Mining)		4.625%	12/15/2027	1,000,000	1,053,189
					8,324,258
Real Estate–0.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	1,000,000	1,140,574
American Tower Corp. (Equity REIT)		2.750%	01/15/2027	2,000,000	2,147,583
Healthcare Realty Trust, Inc. (Equity REIT)		3.875%	05/01/2025	100,000	106,229
Healthpeak Properties, Inc. (Equity REIT)		4.000%	06/01/2025	100,000	110,751
Welltower, Inc. (Equity REIT)		2.700%	02/15/2027	1,000,000	1,039,048
					4,544,185
Utilities–4.4%
AEP Transmission Co. LLC (Electric Utilities)		4.000%	12/01/2046	1,000,000	1,200,290
AEP Transmission Co. LLC (Electric Utilities)		3.750%	12/01/2047	1,000,000	1,146,849
Alabama Power Co. (Electric Utilities)		3.450%	10/01/2049	2,000,000	2,219,904
Ameren Corp. (Multi-Utilities)		2.500%	09/15/2024	1,000,000	1,059,645
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	1,000,000	1,117,846
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	122,615
Berkshire Hathaway Energy Co. (Multi-Utilities)		3.250%	04/15/2028	100,000	113,072
Black Hills Corp. (Multi-Utilities)		3.050%	10/15/2029	2,500,000	2,644,469
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	1,000,000	1,270,586
Connecticut Light & Power Co. / The (Electric Utilities)		4.000%	04/01/2048	1,000,000	1,219,210
Consolidated Edison Co. of New York, Inc. (Multi-Utilities)		3.850%	06/15/2046	2,000,000	2,299,045
Duke Energy Corp. (Electric Utilities)		3.750%	09/01/2046	1,500,000	1,698,613
Duke Energy Indiana LLC (Electric Utilities)		3.250%	10/01/2049	1,000,000	1,108,050
FirstEnergy Transmission LLC (Electric Utilities)	(b)	4.550%	04/01/2049	200,000	242,916
Florida Power & Light Co. (Electric Utilities)		3.150%	10/01/2049	2,000,000	2,273,165
Jersey Central Power & Light Co. (Electric Utilities)	(b)	4.300%	01/15/2026	100,000	115,629
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.100%	09/15/2049	1,000,000	1,101,953
Public Service Electric & Gas Co. (Multi-Utilities)		3.600%	12/01/2047	1,000,000	1,157,513
					22,111,370
Total Corporate Bonds (Cost $144,407,769)					$152,152,818

U.S. Treasury Obligations–1.3%	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	3.000%	10/31/2025	$1,000,000	$ 1,140,938
U.S. Treasury Note	1.500%	02/15/2030	5,000,000	5,404,492
Total U.S. Treasury Obligations (Cost $6,450,401)				$ 6,545,430

Asset-Backed Securities–0.2%	Rate	Maturity	Face Amount	Value
Industrials–0.2%
American Airlines 2015-1 Class B Pass Through Trust	3.700%	05/01/2023	$ 111,259	$ 73,580
United Airlines 2016-1 Class B Pass Through Trust	3.650%	01/07/2026	165,741	122,300
United Airlines 2019-2 Class AA Pass Through Trust	2.700%	05/01/2032	1,000,000	902,872
Total Asset-Backed Securities (Cost $1,277,019)				$ 1,098,752

Rights –0.0%		Quantity	Value
Health Care–0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	10,603	$ 37,959
Total Rights (Cost $22,584)			$ 37,959

Money Market Funds–1.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(d)	9,043,171	$ 9,046,789
Total Money Market Funds (Cost $9,046,889)			$ 9,046,789
Total Investments – 100.0% (Cost $467,876,980)	(e)		$501,515,110
Liabilities in Excess of Other Assets – (0.0)%	(f)		(196,753)
Net Assets – 100.0%			$501,318,357

(continued)

Ohio National Fund, Inc.	ON BlackRock Balanced Allocation Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Percentages are stated as a percent of net assets.

Abbreviations:
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.290% at 06/30/2020
QL:	Quarterly U.S. LIBOR Rate, 0.302% at 06/30/2020
SOFR:	Secured Overnight Financing Rate, 0.100% at 06/30/2020
USISDA05:	USD ICE Swap Rate 11:00am NY 5 Year, 0.310% at 06/30/2020
USSW5:	USD Swap Semi 30/360 5 Year, 0.326% at 06/30/2020

Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2020, the value of these securities totaled $8,229,377, or 1.6% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2020.
(d)	Rate represents the seven-day yield at June 30, 2020.
(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(f)	Includes $828,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	69	September 18, 2020	$10,455,562	$10,661,190	$205,628	$146,626
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited)
Objective/Strategy
The ON Blackrock Advantage International Equity Portfolio (formerly the ON International Equity Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD).
Performance as of June 30, 2020
Average Annual returns
One year	-7.90%
Five years	0.94%
Ten years	4.13%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.86% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -11.86% versus -11.34% for its benchmark, the MSCI EAFE Index (Net - USD).
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  International equity markets experienced quite a volatile period during the six months ended June 30, 2020. This was largely driven by the impact of the spread of the COVID-19 pandemic across the globe. This was met by an unparalleled drawdown in equity markets, followed by governments instructing shelter in place, unprecedented stimulus packages and more recently, plans to re-open economies. These latter actions have helped international equities rebound, retracing half of the losses from a trough of more than 22% over the first quarter. In this context, the Portfolio struggled over the first quarter, followed by a recovery over the second quarter. Weak performance over the first quarter was mainly driven by markedly increased volatility and large-scale deleveraging in the global markets. Losses on stock selection were heaviest across positions motivated by sentiment and contrarian flow-based insights. These measures rebounded strongly over the following three months, benefiting from highly supportive market backdrop. Insights evaluating company fundamentals detracted over the period, as the Portfolio’s company quality signals failed to add value. Signals designed to identify relative value opportunities, particularly faster moving value insights constructed from a combination of return and flow data, were better able to capture market opportunities. Lastly, macro thematic insights were broadly additive over the period with both country timing and industry timing signals delivering favorable results.
Q.  How did country selection impact the Portfolio’s performance relative to its benchmark?
A.  The portfolio management team targets a relatively country-neutral approach and seeks to derive the majority of any excess return from security selection. That being said, a modest overweight across European names contributed to results, whereas a modest underweight to Japan detracted from relative returns. Stock selection was the strongest in the United Kingdom and Switzerland and was weakest in Japan, France, and Australia. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. During the period, however, sector allocation decisions in many sectors contributed to relative returns. Stock selection was strong in the Financials sector, particularly across European banks, and Industrials. In contrast, security selection within the Communication Services and Real Estate sectors notably detracted from relative performance. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s underweight position in Airbus SE, a European aerospace company, was the largest contributor to relative performance, as the company announced that it will produce 40% less planes than planned and cut 11% of its workforce on the heels of COVID-19. An overweight in Coloplast A/S, a Health Care equipment and supplies company, was also a key contributor. This company saw significant demand for its products in March, as hospitals built stockpiles to deal with the expected influx of patients. A remaining overweight in Consumer Staples company L’Oreal SA was also additive, as the stock strongly rebounded off its March low with the company’s online sales skyrocketing over the period due to the stay-at-home effects. (1)
In contrast, an overweight position in Informa PLC, a European media company, was the largest detractor from relative performance, with its stock price drawing down more than 50% in March due to the spread of the pandemic. Further hindering results was an overweight position in Safran SA, an aerospace & defense company which missed analysts’ earnings estimates. A remaining overweight in Treasury Wine Estates Ltd., a European beverage company, largely detracted in the first quarter, but subsequently recovered some of its earlier decline. Shares in the company sold off by more than 25%, resulting from an earnings miss at the end of January. The company cited rising competitive pressures in the U.S. as the key driver for disappointing results. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4) (5)	98.2
Preferred Securities (4) (5)	0.3
Rights (4) (5)	0.0
Money Market Funds and Other Net Assets	1.5
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Nestle SA	3.3
2.	Roche Holding AG	2.2
3.	Novartis AG	1.6
4.	Siemens AG	1.5
5.	L'Oreal SA	1.4
6.	ASML Holding N.V.	1.3
7.	AstraZeneca PLC	1.3
8.	SAP SE	1.2
9.	Deutsche Boerse AG	1.1
10.	LVMH Moet Hennessy Louis Vuitton SE	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities, Rights):

% of Net Assets
Japan	25.1
United Kingdom	12.3
France	11.8
Switzerland	11.4
Germany	8.4
Netherlands	6.2
Australia	5.9
Sweden	3.7
Hong Kong	2.9
Italy	2.4
(5)	Sectors (Common Stocks, Preferred Securities, Rights):

% of Net Assets
Health Care	16.0
Financials	14.1
Industrials	13.5
Consumer Staples	11.7
Consumer Discretionary	11.5
Information Technology	9.0
Materials	7.4
Communication Services	6.9
Real Estate	3.0
Utilities	2.8
Energy	2.6
98.5

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–98.2%		Shares	Value
Japan–25.1%
ABC-Mart, Inc. (Consumer Discretionary)	(a)	1,000	$ 58,663
Advantest Corp. (Information Technology)	(a)	6,800	388,079
Aeon Co. Ltd. (Consumer Staples)	(a)	4,700	109,343
AEON Financial Service Co. Ltd. (Financials)	(a)	4,200	46,065
Aeon Mall Co. Ltd. (Real Estate)	(a)	1,300	17,275
Alfresa Holdings Corp. (Health Care)	(a)	38,600	809,108
Alps Alpine Co. Ltd. (Information Technology)	(a)	25,000	322,231
Amada Co. Ltd. (Industrials)	(a)	76,700	628,009
Anritsu Corp. (Information Technology)	(a)	20,100	477,520
Asahi Group Holdings Ltd. (Consumer Staples)	(a)	10,700	375,808
Asahi Kasei Corp. (Materials)	(a)	66,000	540,262
Astellas Pharma, Inc. (Health Care)	(a)	61,600	1,028,693
Benesse Holdings, Inc. (Consumer Discretionary)	(a)	800	21,456
Bridgestone Corp. (Consumer Discretionary)	(a)	27,500	887,574
Canon Marketing Japan, Inc. (Information Technology)	(a)	900	18,404
Canon, Inc. (Information Technology)	(a)	95,200	1,899,052
Central Japan Railway Co. (Industrials)	(a)	9,800	1,515,650
Chugai Pharmaceutical Co. Ltd. (Health Care)	(a)	31,500	1,686,508
COMSYS Holdings Corp. (Industrials)	(a)	7,500	222,413
CyberAgent, Inc. (Communication Services)	(a)	3,400	167,122
Dai-ichi Life Holdings, Inc. (Financials)	(a)	181,200	2,168,964
Daiichi Sankyo Co. Ltd. (Health Care)	(a)	24,600	2,012,074
Daikin Industries Ltd. (Industrials)	(a)	8,000	1,294,400
Daito Trust Construction Co. Ltd. (Real Estate)	(a)	6,400	589,833
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	44,819	1,058,395
Daiwa Securities Group, Inc. (Financials)	(a)	3,900	16,383
Denso Corp. (Consumer Discretionary)	(a)	89,200	3,498,160
Dentsu Group, Inc. (Communication Services)	(a)	15,100	358,196
DIC Corp. (Materials)	(a)	48,100	1,210,710
Dip Corp. (Communication Services)	(a)	15,500	314,853
Disco Corp. (Information Technology)	(a)	1,100	268,277
East Japan Railway Co. (Industrials)	(a)	32,400	2,245,166
Eisai Co. Ltd. (Health Care)	(a)	10,500	834,213
Electric Power Development Co. Ltd. (Utilities)	(a)	23,600	447,373
ENEOS Holdings, Inc. (Energy)	(a)	182,200	649,463
FamilyMart Co. Ltd. (Consumer Staples)	(a)	32,600	559,673
FANUC Corp. (Industrials)	(a)	8,200	1,470,013
Fast Retailing Co. Ltd. (Consumer Discretionary)	(a)	1,400	804,680
Fuji Media Holdings, Inc. (Communication Services)	(a)	85,800	829,428
Fuji Seal International, Inc. (Materials)	(a)	3,100	60,329
FUJIFILM Holdings Corp. (Information Technology)	(a)	21,500	920,236
Glory Ltd. (Industrials)	(a)	6,500	148,268
Hakuhodo DY Holdings, Inc. (Communication Services)	(a)	2,200	26,257
Hirose Electric Co. Ltd. (Information Technology)	(a)	700	76,866
Hitachi Transport System Ltd. (Industrials)	(a)	2,100	56,164
Honda Motor Co. Ltd. (Consumer Discretionary)	(a)	6,100	156,121
Horiba Ltd. (Information Technology)	(a)	1,100	58,195
Hoshizaki Corp. (Industrials)	(a)	1,300	111,424
House Foods Group, Inc. (Consumer Staples)	(a)	1,800	58,182
Hulic Co. Ltd. (Real Estate)	(a)	4,900	46,261
Isuzu Motors Ltd. (Consumer Discretionary)	(a)	30,100	273,529
ITOCHU Corp. (Industrials)	(a)	9,500	205,559
Izumi Co. Ltd. (Consumer Discretionary)	(a)	22,800	722,755
J Front Retailing Co. Ltd. (Consumer Discretionary)	(a)	3,000	20,071
Japan Exchange Group, Inc. (Financials)	(a)	14,500	335,819
Japan Post Holdings Co. Ltd. (Financials)	(a)	68,700	490,290
Japan Retail Fund Investment Corp. (Real Estate)	(a)	24	30,019
Japan Tobacco, Inc. (Consumer Staples)	(a)	33,100	614,758
JTEKT Corp. (Consumer Discretionary)	(a)	32,700	255,328
Justsystems Corp. (Information Technology)	(a)	400	28,444
Kajima Corp. (Industrials)	(a)	83,200	994,810
Kakaku.com, Inc. (Communication Services)	(a)	5,700	145,203
Kaneka Corp. (Materials)	(a)	22,300	580,383
Common Stocks (Continued)		Shares	Value
Japan (continued)
Kao Corp. (Consumer Staples)	(a)	41,510	$ 3,294,143
Kawasaki Heavy Industries Ltd. (Industrials)	(a)	8,600	124,215
KDDI Corp. (Communication Services)	(a)	113,100	3,374,581
Keyence Corp. (Information Technology)	(a)	11,100	4,651,583
Kikkoman Corp. (Consumer Staples)	(a)	500	24,149
Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	(a)	900	79,132
Koito Manufacturing Co. Ltd. (Consumer Discretionary)	(a)	3,400	137,563
Komatsu Ltd. (Industrials)	(a)	12,200	249,862
Konami Holdings Corp. (Communication Services)	(a)	12,000	400,426
Konica Minolta, Inc. (Information Technology)	(a)	329,400	1,145,529
Kose Corp. (Consumer Staples)	(a)	1,000	121,047
Kubota Corp. (Industrials)	(a)	10,300	154,075
Kyocera Corp. (Information Technology)	(a)	15,200	829,685
Kyowa Exeo Corp. (Industrials)	(a)	3,400	81,630
Kyushu Electric Power Co., Inc. (Utilities)	(a)	11,000	92,193
M3, Inc. (Health Care)	(a)	9,100	386,578
Marubeni Corp. (Industrials)	(a)	38,800	176,245
Maruha Nichiro Corp. (Consumer Staples)	(a)	3,700	75,779
Mitsubishi Chemical Holdings Corp. (Materials)	(a)	114,700	668,892
Mitsubishi Estate Co. Ltd. (Real Estate)	(a)	1,600	23,843
Mitsubishi Materials Corp. (Materials)	(a)	47,800	1,009,320
Mitsubishi UFJ Lease & Finance Co. Ltd. (Financials)	(a)	8,000	38,175
Mitsui & Co. Ltd. (Industrials)	(a)	8,900	131,868
Mitsui Chemicals, Inc. (Materials)	(a)	7,500	156,871
MonotaRO Co. Ltd. (Industrials)	(a)	7,500	301,338
Murata Manufacturing Co. Ltd. (Information Technology)	(a)	43,200	2,546,574
Nankai Electric Railway Co. Ltd. (Industrials)	(a)	800	18,321
Nexon Co. Ltd. (Communication Services)	(a)	13,700	309,023
NGK Spark Plug Co. Ltd. (Consumer Discretionary)	(a)	2,400	34,495
Nidec Corp. (Industrials)	(a)	5,600	377,265
Nifco, Inc. (Consumer Discretionary)	(a)	2,700	57,762
Nihon Kohden Corp. (Health Care)	(a)	7,000	235,273
Nikon Corp. (Consumer Discretionary)	(a)	68,300	573,605
Nintendo Co. Ltd. (Communication Services)	(a)	6,300	2,816,532
Nippon Electric Glass Co. Ltd. (Information Technology)	(a)	9,700	152,370
Nippon Shinyaku Co. Ltd. (Health Care)	(a)	3,000	244,868
Nippon Shokubai Co. Ltd. (Materials)	(a)	9,800	513,690
Nippon Telegraph & Telephone Corp. (Communication Services)	(a)	35,000	815,480
Nippon Television Holdings, Inc. (Communication Services)	(a)	10,300	111,559
Nishi-Nippon Railroad Co. Ltd. (Industrials)	(a)	600	16,281
Nisshin Seifun Group, Inc. (Consumer Staples)	(a)	2,000	29,863
Nitori Holdings Co. Ltd. (Consumer Discretionary)	(a)	13,000	2,548,896
Nitto Denko Corp. (Materials)	(a)	14,600	827,676
Nomura Real Estate Master Fund, Inc. (Real Estate)	(a)	110	131,747
Nomura Research Institute Ltd. (Information Technology)	(a)	5,800	158,414
NTT Data Corp. (Information Technology)	(a)	1,800	20,125
NTT DOCOMO, Inc. (Communication Services)	(a)	53,600	1,422,973
Obic Co. Ltd. (Information Technology)	(a)	800	140,991
Odakyu Electric Railway Co. Ltd. (Industrials)	(a)	1,900	46,660
Omron Corp. (Information Technology)	(a)	9,600	642,991
Oracle Corp. Japan (Information Technology)	(a)	2,100	249,086
Oriental Land Co. Ltd. (Consumer Discretionary)	(a)	2,100	277,507
Otsuka Holdings Co. Ltd. (Health Care)	(a)	2,200	95,880
Penta-Ocean Construction Co. Ltd. (Industrials)	(a)	400	2,160
PeptiDream, Inc. (Health Care)	(a)(b)	3,100	142,834
Pola Orbis Holdings, Inc. (Consumer Staples)	(a)	80,400	1,403,668
Rakuten, Inc. (Consumer Discretionary)	(a)	9,700	85,680

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Japan (continued)
Recruit Holdings Co. Ltd. (Industrials)	(a)	46,500	$ 1,599,143
Resona Holdings, Inc. (Financials)	(a)	145,500	497,885
Rohm Co. Ltd. (Information Technology)	(a)	4,600	305,860
Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	(a)	25,200	358,433
Sanwa Holdings Corp. (Industrials)	(a)	70,200	630,859
SCSK Corp. (Information Technology)	(a)	1,500	73,387
Secom Co. Ltd. (Industrials)	(a)	4,600	403,616
Sega Sammy Holdings, Inc. (Consumer Discretionary)	(a)	6,900	82,712
Seiko Epson Corp. (Information Technology)	(a)	51,000	584,240
Sekisui House Ltd. (Consumer Discretionary)	(a)	34,200	652,952
Seria Co. Ltd. (Consumer Discretionary)	(a)	700	24,967
Seven & I Holdings Co. Ltd. (Consumer Staples)	(a)	36,800	1,203,858
Seven Bank Ltd. (Financials)	(a)	12,600	34,534
Shimamura Co. Ltd. (Consumer Discretionary)	(a)	600	40,639
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	9,800	1,150,143
Shionogi & Co. Ltd. (Health Care)	(a)	15,300	959,820
SKY Perfect JSAT Holdings, Inc. (Communication Services)	(a)	6,000	22,304
SMC Corp. (Industrials)	(a)	200	102,784
SMS Co. Ltd. (Industrials)	(a)	800	18,003
Softbank Corp. (Communication Services)	(a)	107,100	1,365,122
SoftBank Group Corp. (Communication Services)	(a)	60,100	3,030,702
Sohgo Security Services Co. Ltd. (Industrials)	(a)	500	23,347
Sony Corp. (Consumer Discretionary)	(a)	57,100	3,941,620
Sumitomo Chemical Co. Ltd. (Materials)	(a)	140,400	422,435
Sumitomo Heavy Industries Ltd. (Industrials)	(a)	32,300	706,435
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	119,700	3,378,148
Sumitomo Mitsui Trust Holdings, Inc. (Financials)	(a)	27,600	777,778
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	40,200	1,568,533
Sysmex Corp. (Health Care)	(a)	10,900	836,702
T&D Holdings, Inc. (Financials)	(a)	10,100	86,751
Takeda Pharmaceutical Co. Ltd. (Health Care)	(a)	81,802	2,938,977
Teijin Ltd. (Materials)	(a)	33,200	528,598
Terumo Corp. (Health Care)	(a)	3,600	137,026
Tokio Marine Holdings, Inc. (Financials)	(a)	17,200	752,896
Tokyo Broadcasting System Holdings, Inc. (Communication Services)	(a)	1,900	30,393
Tokyo Electron Ltd. (Information Technology)	(a)	9,900	2,442,763
Topcon Corp. (Information Technology)	(a)	27,300	220,819
Toray Industries, Inc. (Materials)	(a)	31,900	150,569
Toyo Seikan Group Holdings Ltd. (Materials)	(a)	4,500	50,748
Toyota Motor Corp. (Consumer Discretionary)	(a)	33,300	2,094,039
Toyota Tsusho Corp. (Industrials)	(a)	3,200	81,604
Trend Micro, Inc. (Information Technology)	(a)	15,100	843,855
Ube Industries Ltd. (Materials)	(a)	22,800	392,948
Ulvac, Inc. (Information Technology)	(a)	1,900	55,160
Unicharm Corp. (Consumer Staples)	(a)	26,200	1,074,527
West Japan Railway Co. (Industrials)	(a)	7,800	437,494
Yamaha Corp. (Consumer Discretionary)	(a)	4,200	198,093
Yamaha Motor Co. Ltd. (Consumer Discretionary)	(a)	25,600	403,199
Yaskawa Electric Corp. (Industrials)	(a)	10,000	347,631
Yokogawa Electric Corp. (Information Technology)	(a)	41,100	643,983
Z Holdings Corp. (Communication Services)	(a)	217,000	1,064,976
ZOZO, Inc. (Consumer Discretionary)	(a)	6,800	151,587
			112,969,328
United Kingdom–12.3%
Ashmore Group PLC (Financials)	(a)	38,390	198,225
AstraZeneca PLC (Health Care)	(a)	54,903	5,713,997
Auto Trader Group PLC (Communication Services)	(a)	68,926	448,760
AVEVA Group PLC (Information Technology)	(a)	6,250	316,895
BAE Systems PLC (Industrials)	(a)	124,826	746,392
Common Stocks (Continued)		Shares	Value
United Kingdom (continued)
Barratt Developments PLC (Consumer Discretionary)	(a)	52,944	$ 325,401
Bellway PLC (Consumer Discretionary)	(a)	4,390	138,269
Berkeley Group Holdings PLC (Consumer Discretionary)	(a)	25,134	1,294,406
BP PLC (Energy)	(a)	309,754	1,186,680
British American Tobacco PLC (Consumer Staples)	(a)	93,334	3,579,622
BT Group PLC (Communication Services)	(a)	492,617	696,683
Cineworld Group PLC (Communication Services)	(a)	173,055	129,913
Compass Group PLC (Consumer Discretionary)	(a)	74,399	1,023,616
Croda International PLC (Materials)	(a)	6,461	419,647
Diageo PLC (Consumer Staples)	(a)	111,948	3,720,854
Dialog Semiconductor PLC (Information Technology)	(a)(b)	4,302	196,639
easyJet PLC (Industrials)	(a)	55,186	465,898
Ferguson PLC (Industrials)	(a)	12,305	1,006,137
GlaxoSmithKline PLC (Health Care)	(a)	210,870	4,259,508
Great Portland Estates PLC (Real Estate)	(a)	1,776	13,914
Greggs PLC (Consumer Discretionary)	(a)	933	18,712
HomeServe PLC (Industrials)	(a)	20,376	329,418
Howden Joinery Group PLC (Industrials)	(a)	175,618	1,202,311
HSBC Holdings PLC (Financials)	(a)	625,473	2,906,940
IG Group Holdings PLC (Financials)	(a)	25,704	259,562
Informa PLC (Communication Services)	(a)	362,446	2,095,570
John Wood Group PLC (Energy)	(a)	54,507	130,696
Johnson Matthey PLC (Materials)	(a)	4,523	117,797
Jupiter Fund Management PLC (Financials)	(a)	6,189	19,624
Legal & General Group PLC (Financials)	(a)	6,241	17,015
Lloyds Banking Group PLC (Financials)	(a)	1,364,952	526,543
London Stock Exchange Group PLC (Financials)	(a)	15,369	1,598,302
M&G PLC (Financials)	(a)	20,839	43,271
Marks & Spencer Group PLC (Consumer Discretionary)	(a)	75,037	92,015
Meggitt PLC (Industrials)	(a)	98,545	358,936
Micro Focus International PLC (Information Technology)	(a)	42,241	225,358
Moneysupermarket.com Group PLC (Consumer Discretionary)	(a)	319,360	1,281,080
National Grid PLC (Utilities)	(a)	7,608	92,821
Prudential PLC (Financials)	(a)	137,235	2,067,865
Reckitt Benckiser Group PLC (Consumer Staples)	(a)	294	27,048
Redrow PLC (Consumer Discretionary)	(a)	3,904	20,820
RELX PLC (Industrials)	(a)	77,026	1,782,825
Rightmove PLC (Communication Services)	(a)	195,095	1,318,753
Rio Tinto Ltd. (Materials)	(a)	13,708	938,636
Rio Tinto PLC (Materials)	(a)	18,004	1,013,203
Rolls-Royce Holdings PLC (Industrials)	(a)	24,771	87,457
Royal Bank of Scotland Group PLC (Financials)	(a)	446,074	669,666
RSA Insurance Group PLC (Financials)	(a)	27,610	139,829
Sage Group PLC / The (Information Technology)	(a)	7,434	61,709
Schroders PLC (Financials)	(a)	5,875	214,424
Smith & Nephew PLC (Health Care)	(a)	72,322	1,347,622
Smiths Group PLC (Industrials)	(a)	26,462	462,606
Spirax-Sarco Engineering PLC (Industrials)	(a)	1,793	220,736
SSE PLC (Utilities)	(a)	6,718	113,757
Standard Chartered PLC (Financials)	(a)	175,433	950,987
Tesco PLC (Consumer Staples)	(a)	264,974	745,283
Unilever N.V. (Consumer Staples)	(a)	33,396	1,780,598
Unilever PLC (Consumer Staples)	(a)	44,541	2,402,590
Vistry Group PLC (Consumer Discretionary)	(a)	4,399	38,748
Vodafone Group PLC (Communication Services)	(a)	1,138,843	1,810,485
Wm Morrison Supermarkets PLC (Consumer Staples)	(a)	17,300	40,754
			55,453,828
France–11.8%
Aeroports de Paris (Industrials)	(a)	411	42,432

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
France (continued)
Airbus SE (Industrials)	(a)(b)	9,951	$ 713,027
Alstom SA (Industrials)	(a)	4,985	232,305
Amundi SA (Financials)	(a)(b)	5,186	407,689
AXA SA (Financials)	(a)	87,877	1,849,188
BNP Paribas SA (Financials)	(a)(b)	12,508	499,745
Bouygues SA (Industrials)	(a)(b)	3,176	108,792
Bureau Veritas SA (Industrials)	(a)(b)	23,618	500,925
Carrefour SA (Consumer Staples)	(a)	17,411	270,010
Christian Dior SE (Consumer Discretionary)	(a)	533	226,777
Cie de Saint-Gobain (Industrials)	(a)(b)	7,048	254,298
Cie Plastic Omnium SA (Consumer Discretionary)	(a)	876	17,946
CNP Assurances (Financials)	(a)(b)	45,537	528,158
Credit Agricole SA (Financials)	(a)(b)	59,138	561,555
Danone SA (Consumer Staples)	(a)(b)	18,777	1,303,371
Dassault Systemes SE (Information Technology)	(a)	13,195	2,290,558
Edenred (Industrials)	(a)	4,318	189,379
Engie SA (Utilities)	(a)(b)	133,796	1,659,328
EssilorLuxottica SA (Consumer Discretionary)	(a)(b)	12,139	1,561,176
Eutelsat Communications SA (Communication Services)	(a)	31,310	289,628
Gecina SA (Real Estate)	(a)	4,126	509,590
Hermes International (Consumer Discretionary)	(a)	1,585	1,330,778
Kering SA (Consumer Discretionary)	(a)	3,074	1,680,614
Legrand SA (Industrials)	(a)	4,438	337,210
L'Oreal SA (Consumer Staples)	(a)	20,027	6,463,641
LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	(a)	11,073	4,888,674
Natixis SA (Financials)	(a)(b)	60,432	159,392
Orange SA (Communication Services)	(a)	33,365	398,977
Pernod Ricard SA (Consumer Staples)	(a)	13,581	2,138,550
Peugeot SA (Consumer Discretionary)	(a)(b)	80,241	1,315,882
Publicis Groupe SA (Communication Services)	(a)	4,018	130,525
Renault SA (Consumer Discretionary)	(a)(b)	23,194	593,618
Rexel SA (Industrials)	(a)(b)	147,090	1,685,818
Safran SA (Industrials)	(a)(b)	10,868	1,093,226
Sanofi (Health Care)	(a)	38,092	3,884,796
Sartorius Stedim Biotech (Health Care)	(a)	1,152	292,075
Schneider Electric SE (Industrials)	(a)	25,578	2,845,210
SCOR SE (Financials)	(a)(b)	5,709	157,673
Societe Generale SA (Financials)	(a)(b)	181,556	3,035,558
Sodexo SA (Consumer Discretionary)	(a)	14,477	981,655
Teleperformance (Industrials)	(a)	1,867	475,491
TOTAL SA (Energy)	(a)	81,016	3,123,848
Ubisoft Entertainment SA (Communication Services)	(a)(b)	8,857	733,452
Unibail-Rodamco-Westfield (Real Estate)	(a)	14,545	819,854
Wendel SE (Financials)	(a)	334	31,876
Worldline SA (Information Technology)	(a)(b)	6,548	570,916
			53,185,186
Switzerland–11.4%
Alcon, Inc. (Health Care)	(a)(b)	19,823	1,139,014
Baloise Holding AG (Financials)	(a)	4,661	702,182
Barry Callebaut AG (Consumer Staples)	(a)	552	1,053,678
Belimo Holding AG (Industrials)	(a)	40	296,029
Bucher Industries AG (Industrials)	(a)	99	28,596
Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	(a)	18	148,668
Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	(a)	1	86,257
Coca-Cola HBC AG (Consumer Staples)	(a)	23,259	582,245
Credit Suisse Group AG (Financials)	(a)	59,132	615,261
Geberit AG (Industrials)	(a)	4,180	2,097,255
Givaudan SA (Materials)	(a)	1,181	4,414,539
Logitech International SA (Information Technology)	(a)	968	63,432
Lonza Group AG (Health Care)	(a)	1,063	563,068
Nestle SA (Consumer Staples)	(a)	134,645	14,928,175
Common Stocks (Continued)		Shares	Value
Switzerland (continued)
Novartis AG (Health Care)	(a)	84,360	$ 7,349,529
Roche Holding AG (Health Care)	(a)	28,179	9,762,602
Sika AG (Materials)	(a)	24,747	4,770,536
Sonova Holding AG (Health Care)	(a)	1	200
Swiss Re AG (Financials)	(a)	18,857	1,462,068
Swisscom AG (Communication Services)	(a)	1,186	621,940
Tecan Group AG (Health Care)	(a)	398	141,055
Vifor Pharma AG (Health Care)	(a)	3,477	526,024
			51,352,353
Germany–8.1%
adidas AG (Consumer Discretionary)	(a)(b)	12,464	3,286,153
Allianz SE (Financials)	(a)	999	204,138
BASF SE (Materials)	(a)	2,697	151,489
Bayer AG (Health Care)	(a)	21,587	1,600,103
Beiersdorf AG (Consumer Staples)	(a)	7,148	812,829
Carl Zeiss Meditec AG (Health Care)	(a)(b)	5,591	544,408
Continental AG (Consumer Discretionary)	(a)(b)	1,083	106,471
Covestro AG (Materials)	(a)(b)	2,512	95,678
Delivery Hero SE (Consumer Discretionary)	(a)(b)	8,540	877,632
Deutsche Boerse AG (Financials)	(a)	27,699	5,012,874
Deutsche Post AG (Industrials)	(a)(b)	34,269	1,258,352
Duerr AG (Industrials)	(a)	822	21,457
DWS Group GmbH & Co. KGaA (Financials)	(a)	2,833	103,226
E.ON SE (Utilities)	(a)	151,435	1,709,349
Freenet AG (Communication Services)	(a)	4,182	67,158
GRENKE AG (Financials)	(a)(b)	809	62,755
Hella GmbH & Co. KGaA (Consumer Discretionary)	(a)	4,714	193,645
HelloFresh SE (Consumer Discretionary)	(a)(b)	6,043	323,269
HOCHTIEF AG (Industrials)	(a)	19,694	1,752,359
Infineon Technologies AG (Information Technology)	(a)	4,116	96,447
LEG Immobilien AG (Real Estate)	(a)(b)	453	57,457
Merck KGaA (Health Care)	(a)	35,188	4,097,565
Nemetschek SE (Information Technology)	(a)	6,478	445,118
Rational AG (Industrials)	(a)	135	75,652
SAP SE (Information Technology)	(a)	38,552	5,389,161
Siemens AG (Industrials)	(a)	56,628	6,678,542
Symrise AG (Materials)	(a)	5,541	647,447
Vonovia SE (Real Estate)	(a)	13,396	818,804
			36,489,538
Netherlands–6.2%
ABN AMRO Bank N.V. (Financials)	(a)	127,505	1,097,262
Adyen N.V. (Information Technology)	(b)(c)	34	49,487
Akzo Nobel N.V. (Materials)	(a)	16,377	1,471,319
ASML Holding N.V. (Information Technology)	(a)	15,625	5,715,826
ASR Nederland N.V. (Financials)	(a)	2,050	63,073
BE Semiconductor Industries N.V. (Information Technology)	(a)	5,050	223,915
Euronext N.V. (Financials)	(a)	4,373	440,161
EXOR N.V. (Financials)	(a)	9,241	530,408
Heineken N.V. (Consumer Staples)	(c)	76	7,007
ING Groep N.V. (Financials)	(a)	94,156	656,352
Just Eat Takeaway.com N.V. (Consumer Discretionary)	(a)(b)	14,961	1,563,797
Koninklijke DSM N.V. (Materials)	(a)	11,490	1,595,018
Koninklijke KPN N.V. (Communication Services)	(a)	120,409	320,278
Koninklijke Philips N.V. (Health Care)	(a)(b)	102,086	4,769,244
Prosus N.V. (Consumer Discretionary)	(a)(b)	24,161	2,252,709
Royal Dutch Shell PLC Class A (Energy)	(a)	181,482	2,905,757
Royal Dutch Shell PLC Class B (Energy)	(a)	122,759	1,861,063
Wolters Kluwer N.V. (Industrials)	(c)	30,703	2,398,079
			27,920,755
Australia–5.9%
Afterpay Ltd. (Information Technology)	(a)(b)	5,559	240,080
ALS Ltd. (Industrials)	(a)	8,530	38,950
Alumina Ltd. (Materials)	(a)	33,363	38,027

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Australia (continued)
Ansell Ltd. (Health Care)	(a)	1,104	$ 28,064
APA Group (Utilities)	(a)	53,924	416,958
Appen Ltd. (Information Technology)	(a)	1,053	25,002
Aristocrat Leisure Ltd. (Consumer Discretionary)	(a)	120,238	2,153,041
ASX Ltd. (Financials)	(a)	6,814	405,013
Atlas Arteria Ltd. (Industrials)	(a)	87,215	402,759
Aurizon Holdings Ltd. (Industrials)	(a)	78,954	268,671
AusNet Services (Utilities)	(a)	43,353	50,089
Australia & New Zealand Banking Group Ltd. (Financials)	(a)	45,927	595,910
Bendigo & Adelaide Bank Ltd. (Financials)	(a)	180,336	880,702
BHP Group Ltd. (Materials)	(a)	153,313	3,817,170
BHP Group PLC (Materials)	(a)	39,467	807,616
Brambles Ltd. (Industrials)	(a)	162,496	1,232,108
carsales.com Ltd. (Communication Services)	(a)	2,464	30,501
Challenger Ltd. (Financials)	(a)	7,263	22,492
Cochlear Ltd. (Health Care)	(a)	2,032	266,779
Commonwealth Bank of Australia (Financials)	(a)	59,051	2,851,828
CSL Ltd. (Health Care)	(a)	20,014	3,980,565
Evolution Mining Ltd. (Materials)	(a)	5,198	20,649
Fortescue Metals Group Ltd. (Materials)	(a)	29,764	289,356
Goodman Group (Real Estate)	(a)	47,370	488,774
GPT Group / The (Real Estate)	(a)	221,311	642,933
Harvey Norman Holdings Ltd. (Consumer Discretionary)	(a)	75,180	184,814
IDP Education Ltd. (Consumer Discretionary)	(a)	4,169	45,182
IGO Ltd. (Materials)	(a)	91,184	311,126
Insurance Australia Group Ltd. (Financials)	(a)	39,255	157,544
Lendlease Group (Real Estate)	(a)	11,208	96,873
Macquarie Group Ltd. (Financials)	(a)	7,218	599,037
Magellan Financial Group Ltd. (Financials)	(a)	4,524	184,740
Metcash Ltd. (Consumer Staples)	(a)	22,814	43,045
Mineral Resources Ltd. (Materials)	(a)	8,743	129,462
Mirvac Group (Real Estate)	(a)	577,467	872,323
NEXTDC Ltd. (Information Technology)	(a)(b)	6,866	47,226
Northern Star Resources Ltd. (Materials)	(a)	14,052	132,525
Nufarm Ltd. (Materials)	(a)(b)	7,149	20,310
OZ Minerals Ltd. (Materials)	(a)	25,425	195,354
Perpetual Ltd. (Financials)	(a)	10,572	218,629
Scentre Group (Real Estate)	(a)	66,492	100,944
Sonic Healthcare Ltd. (Health Care)	(a)	25,886	546,629
Spark Infrastructure Group (Utilities)	(a)	76,952	114,932
Stockland (Real Estate)	(a)	94,965	220,205
Sydney Airport (Industrials)	(a)	33,180	130,948
Tabcorp Holdings Ltd. (Consumer Discretionary)	(a)	218,297	514,887
Technology One Ltd. (Information Technology)	(a)	11,174	68,478
Transurban Group (Industrials)	(a)	87,939	862,393
Treasury Wine Estates Ltd. (Consumer Staples)	(a)	24,262	176,527
Vicinity Centres (Real Estate)	(a)	437,705	438,714
Vocus Group Ltd. (Communication Services)	(a)(b)	11,580	23,795
WiseTech Global Ltd. (Information Technology)	(a)	5,141	69,547
Woodside Petroleum Ltd. (Energy)	(a)	2,586	39,081
Worley Ltd. (Energy)	(a)	8,988	54,996
			26,594,303
Sweden–3.7%
Alfa Laval AB (Industrials)	(a)(b)	6,789	149,767
Assa Abloy AB Class B (Industrials)	(a)	108,554	2,221,827
Atlas Copco AB (Industrials)	(a)	27,588	1,025,115
Atlas Copco AB (Industrials)	(a)	727	30,960
Boliden AB (Materials)	(a)	11,872	272,301
Castellum AB (Real Estate)	(a)	24,697	462,771
Dometic Group AB (Consumer Discretionary)	(a)(b)	12,182	110,088
Elekta AB (Health Care)	(a)	103,294	962,222
EQT AB (Financials)	(a)	9,697	174,846
Evolution Gaming Group AB (Consumer Discretionary)	(a)	4,952	294,127
Fabege AB (Real Estate)	(a)	168,554	1,982,294
Fastighets AB Balder (Real Estate)	(a)(b)	759	29,040
Common Stocks (Continued)		Shares	Value
Sweden (continued)
Hexagon AB (Information Technology)	(a)(b)	8,963	$ 526,357
Hufvudstaden AB (Real Estate)	(a)	34,568	430,934
Indutrade AB (Industrials)	(a)(b)	2,732	108,356
Investor AB (Financials)	(a)	6,775	359,399
Kinnevik AB Class B (Financials)	(a)	33,094	873,592
L E Lundbergforetagen AB (Financials)	(a)(b)	31,705	1,445,231
Lifco AB (Industrials)	(a)	2,243	143,027
Lundin Energy AB (Energy)	(a)	12,200	297,749
Saab AB Class B (Industrials)	(a)(b)	8,131	204,367
Skanska AB (Industrials)	(a)(b)	19,792	404,059
Svenska Cellulosa AB SCA Class B (Materials)	(a)(b)	8,621	103,117
Swedbank AB (Financials)	(a)(b)	79,190	1,016,869
Swedish Match AB (Consumer Staples)	(a)	11,642	821,409
Telefonaktiebolaget LM Ericsson (Information Technology)	(a)	85,982	797,015
Telia Co. AB (Communication Services)	(a)	376,639	1,409,082
			16,655,921
Hong Kong–2.9%
AIA Group Ltd. (Financials)	(a)	445,400	4,167,875
BOC Hong Kong Holdings Ltd. (Financials)	(a)	220,000	704,416
Champion REIT (Real Estate)	(a)	265,000	138,418
CK Asset Holdings Ltd. (Real Estate)	(a)	100	600
CK Infrastructure Holdings Ltd. (Utilities)	(a)	19,000	98,216
CLP Holdings Ltd. (Utilities)	(a)	215,000	2,111,565
Hang Seng Bank Ltd. (Financials)	(a)	5,500	92,632
Henderson Land Development Co. Ltd. (Real Estate)	(a)	30,000	114,411
HKT Trust & HKT Ltd. (Communication Services)	(a)	290,000	425,566
Hong Kong & China Gas Co. Ltd. (Utilities)	(a)	255,150	396,546
Hong Kong Exchanges & Clearing Ltd. (Financials)	(a)	32,500	1,384,230
Hysan Development Co. Ltd. (Real Estate)	(a)	16,000	51,652
Link REIT (Real Estate)	(a)	173,100	1,421,179
MTR Corp. Ltd. (Industrials)	(a)	26,000	135,219
NWS Holdings Ltd. (Industrials)	(a)	386,000	335,761
Sun Hung Kai Properties Ltd. (Real Estate)	(a)	6,500	83,039
Swire Pacific Ltd. Class A (Real Estate)	(a)	81,700	434,217
Swire Properties Ltd. (Real Estate)	(a)	320,800	819,057
Techtronic Industries Co. Ltd. (Industrials)	(a)	18,000	178,102
Xinyi Glass Holdings Ltd. (Consumer Discretionary)	(a)	22,000	27,151
			13,119,852
Italy–2.4%
Amplifon SpA (Health Care)	(a)(b)	15,336	409,701
Anima Holding SpA (Financials)	(a)	3,647	15,753
Assicurazioni Generali SpA (Financials)	(a)	156,757	2,381,179
Atlantia SpA (Industrials)	(a)(b)	1,240	20,057
Banca Mediolanum SpA (Financials)	(a)	10,341	74,421
Enel SpA (Utilities)	(a)	213,642	1,847,670
Ferrari N.V. (Consumer Discretionary)	(a)	13,968	2,392,651
Interpump Group SpA (Industrials)	(a)	2,710	80,796
Intesa Sanpaolo SpA (Financials)	(a)(b)	275,202	528,853
Iren SpA (Utilities)	(a)	7,350	18,252
Italgas SpA (Utilities)	(a)	114,092	663,974
Mediobanca Banca di Credito Finanziario SpA (Financials)	(a)	193,484	1,397,204
Terna Rete Elettrica Nazionale SpA (Utilities)	(a)	108,424	747,860
			10,578,371
Spain–1.8%
Acerinox SA (Materials)	(a)(b)	7,319	59,505
Amadeus IT Group SA (Information Technology)	(a)	8,731	458,396
Banco Bilbao Vizcaya Argentaria SA (Financials)	(a)	606,273	2,087,376
Banco Santander SA (Financials)	(a)(b)	771,936	1,888,510
EDP Renovaveis SA (Utilities)	(c)	1,259	17,398
Grifols SA (Health Care)	(a)	24,673	750,257
Industria de Diseno Textil SA (Consumer Discretionary)	(a)	36,766	975,529

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Spain (continued)
Naturgy Energy Group SA (Utilities)	(a)	51,255	$ 956,875
Repsol SA (Energy)	(a)	34,580	305,548
Siemens Gamesa Renewable Energy SA (Industrials)	(a)(b)	2,774	49,391
Telefonica SA (Communication Services)	(a)	86,301	412,758
			7,961,543
Denmark–1.6%
Chr Hansen Holding A/S (Materials)	(a)	11,252	1,160,593
DSV PANALPINA A/S (Industrials)	(a)	2,212	271,711
Genmab A/S (Health Care)	(a)(b)	2,197	740,813
H Lundbeck A/S (Health Care)	(a)	8,887	335,790
Novo Nordisk A/S Class B (Health Care)	(a)	57,713	3,759,871
Orsted A/S (Utilities)	(c)	9,031	1,042,190
Royal Unibrew A/S (Consumer Staples)	(a)(b)	277	23,091
Tryg A/S (Financials)	(a)	663	19,263
			7,353,322
Finland–1.4%
Elisa Oyj (Communication Services)	(a)	2,377	144,644
Kesko Oyj (Consumer Staples)	(a)	17,481	299,228
Kone Oyj Class B (Industrials)	(a)	19,611	1,352,559
Konecranes Oyj (Industrials)	(a)	2,310	52,418
Nokia Oyj (Information Technology)	(a)	418,124	1,827,145
Sampo Oyj (Financials)	(a)	4,254	146,634
UPM-Kymmene Oyj (Materials)	(a)	32,332	936,486
Valmet Oyj (Industrials)	(a)	9,512	249,308
Wartsila OYJ Abp (Industrials)	(a)	144,717	1,200,437
			6,208,859
Ireland–1.1%
AIB Group PLC (Financials)	(a)(b)	13,753	17,365
Bank of Ireland Group PLC (Financials)	(a)(b)	39,321	81,022
DCC PLC (Industrials)	(a)	2,780	231,973
Experian PLC (Industrials)	(a)	131,726	4,623,432
Kerry Group PLC Class A (Consumer Staples)	(a)	366	45,467
			4,999,259
Norway–0.5%
Gjensidige Forsikring ASA (Financials)	(a)(b)	30,353	560,807
Schibsted ASA (Communication Services)	(a)(b)	744	17,574
Telenor ASA (Communication Services)	(a)	121,555	1,774,808
			2,353,189
Singapore–0.4%
Ascendas Real Estate Investment Trust (Real Estate)	(a)	39,200	89,941
DBS Group Holdings Ltd. (Financials)	(a)	13,020	195,910
Oversea-Chinese Banking Corp. Ltd. (Financials)	(a)	111,400	726,081
Singapore Telecommunications Ltd. (Communication Services)	(a)	437,600	778,446
United Overseas Bank Ltd. (Financials)	(a)	10,400	151,963
			1,942,341
Belgium–0.4%
Anheuser-Busch InBev SA / N.V. (Consumer Staples)	(a)	7,007	345,420
Cofinimmo SA (Real Estate)	(a)	538	74,193
Colruyt SA (Consumer Staples)	(a)	1,262	69,359
Galapagos N.V. (Health Care)	(a)(b)	1,427	281,658
Groupe Bruxelles Lambert SA (Financials)	(a)	9,621	805,855
			1,576,485
Luxembourg–0.3%
ArcelorMittal SA (Materials)	(a)(b)	87,406	925,792
Aroundtown SA (Real Estate)	(a)(b)	40,117	229,943
RTL Group SA (Communication Services)	(a)(b)	6,289	201,768
Tenaris SA (Energy)	(a)	9,210	59,852
			1,417,355
Common Stocks (Continued)		Shares	Value
New Zealand–0.3%
a2 Milk Co. Ltd. (Consumer Staples)	(a)(b)	15,016	$ 194,665
a2 Milk Co. Ltd. (Consumer Staples)	(a)(b)	5,214	68,250
Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	(a)	32,124	740,034
Xero Ltd. (Information Technology)	(a)(b)	5,113	321,174
			1,324,123
Macao–0.2%
Sands China Ltd. (Consumer Discretionary)	(a)	224,800	885,540
Portugal–0.1%
Galp Energia SGPS SA (Energy)	(a)	56,577	656,292
Austria–0.1%
ams AG (Information Technology)	(a)(b)	5,810	86,619
OMV AG (Energy)	(a)(b)	7,616	256,993
			343,612
Isle of Man–0.1%
GVC Holdings PLC (Consumer Discretionary)	(a)	32,912	301,668
United States–0.1%
Barco N.V. (Information Technology)	(a)(b)	1,364	240,864
Sims Ltd. (Materials)	(a)	3,378	18,775
			259,639
Israel–0.0%
Bank Hapoalim BM (Financials)	(a)	8,962	53,576
Bank Leumi Le-Israel BM (Financials)	(a)	3,413	17,161
Delek Group Ltd. (Energy)	(a)	753	18,111
Nice Ltd. (Information Technology)	(a)(b)	92	17,342
Shapir Engineering and Industry Ltd. (Industrials)	(a)(b)	3,632	22,105
			128,295
China–0.0%
Sinopec Engineering Group Co. Ltd. (Industrials)	(a)	400	172
Total Common Stocks (Cost $443,606,400)			$442,031,129

Preferred Securities–0.3%		Rate	Quantity	Value
Germany–0.3%
Sartorius AG (Health Care)	(a)	0.123% (d)	3,145	$ 1,038,001
Total Preferred Securities (Cost $1,049,344)				$ 1,038,001

Rights –0.0%		Shares	Value
Spain–0.0%
Repsol SA (Energy)	(b)(c)	115,740	$ 56,344
Telefonica SA (Communication Services)	(b)(c)	121,710	23,943
			80,287
Total Rights (Cost $90,876)			$ 80,287

Money Market Funds–1.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(e)	6,421,878	$ 6,424,447
Total Money Market Funds (Cost $6,424,529)			$ 6,424,447
Total Investments – 99.9% (Cost $451,171,149)	(f)		$449,573,864
Other Assets in Excess of Liabilities – 0.1%	(g)		528,812
Net Assets – 100.0%			$450,102,676

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage International Equity Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Percentages are stated as a percent of net assets.

Footnotes:
(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $439,554,969 or 97.7% of the Portfolio’s net assets.
(b)	Non-income producing security.
(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $3,594,448 or 0.8% of the Portfolio’s net assets.
Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents twelve-month dividend yield.
(e)	Rate represents the seven-day yield at June 30, 2020.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(g)	Includes $987,360 of cash pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
MSCI EAFE Index - Long	102	September 18, 2020	$9,045,920	$9,069,840	$23,920	$(22,340)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson Forty Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
Performance as of June 30, 2020
Average Annual returns
One year	20.50%
Five years	16.13%
Ten years	16.63%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.81% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned 9.79% versus 9.81% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  Due to the concentrated nature of the Portfolio, its slight underperformance was due largely to the individual stocks held by the Portfolio rather than a market condition or investment strategy that worked for or against us.  (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Strong stock selection in the Information Technology sector was the largest relative contributor. Underweight allocations in the Consumer Staples and Industrials sectors also aided relative results, as did stock selection in the Real Estate sector. Stock selection in the Health Care and Financials sectors were the primary detractors from relative performance. (1)
Due to the concentrated nature of the Portfolio, the sector holdings are significantly different from those in the benchmark. Overall sector allocation, however, contributed positively to relative performance (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Avalara, Inc., a Software as a Service company that provides tax calculation solutions for medium-size e-commerce businesses, was a top contributor to relative performance. A requirement to collect state sales taxes, combined with the complexity of the U.S. tax code, makes Avalara’s software an essential service for many online businesses. Twilio Inc. Class A, a cloud-based Platform as a Service (“PaaS”) company, was among the top relative contributors for the period. The company reported better-than-expected results, as it saw increased demand for its customer engagement platform, as digital transformation efforts were accelerated amid the COVID-19 pandemic. Netflix, Inc. has been a clear beneficiary of shelter-in-place orders, with a fairly low-priced product that has seen a spike in demand amid social distancing. As business activity slowed and advertising decreased, Netflix’s business model also benefited, due to its ad-free structure, while competitors more reliant on advertising revenue were negatively impacted. (1)
Boston Scientific Corp., a cardiovascular-focused medical device company, was a top detractor from relative performance. The company has suffered, as many surgeries have been delayed in the near term until the COVID-19 pandemic slows down. Defense contractor L3Harris Technologies, Inc. was also among the top detractors for the period. Huge levels of fiscal stimulus will likely lead to strained government budgets and fears that defense spending will be negatively impacted, which has weighed on the stock. The Walt Disney Co. was also a top detractor, as social distancing measures have led to the closing of the company’s amusement parks and cancellation of sporting events, slashing advertising revenue for its ESPN unit and sports-related ABC network broadcasts. With theaters closed, Disney’s new movie releases have been forced to go directly to the consumer, with no theatrical release. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	99.6
Rights (4)	0.0
Money Market Funds Less Net Liabilities	0.4
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	8.8
2.	Amazon.com, Inc.	8.4
3.	Apple, Inc.	5.9
4.	Mastercard, Inc. Class A	5.5
5.	Alphabet, Inc. Class C	4.0
6.	salesforce.com, Inc.	3.7
7.	Boston Scientific Corp.	3.3
8.	Adobe, Inc.	3.1
9.	American Tower Corp.	3.0
10.	T-Mobile U.S., Inc.	2.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	39.8
Consumer Discretionary	17.7
Communication Services	16.9
Health Care	14.6
Industrials	4.4
Real Estate	3.0
Materials	1.7
Financials	1.5
99.6

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–99.6%		Shares	Value
Communication Services–16.9%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	5,216	$ 7,373,390
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	20,684	4,696,716
GCI Liberty, Inc. Class A (Diversified Telecom. Svs.)	(a)	56,374	4,009,319
Match Group, Inc. (Interactive Media & Svs.)	(a)	22,523	2,411,087
Netflix, Inc. (Entertainment)	(a)	11,451	5,210,663
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	50,611	5,271,135
Walt Disney Co. / The (Entertainment)		21,092	2,351,969
			31,324,279
Consumer Discretionary–17.7%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	5,628	15,526,639
Chewy, Inc. Class A (Internet & Direct Marketing Retail)	(a)	34,600	1,546,274
Home Depot, Inc. / The (Specialty Retail)		20,315	5,089,110
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4,601	1,435,558
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	(b)	6,564	2,897,973
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		31,656	3,103,871
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	88,619	3,162,812
			32,762,237
Financials–1.5%
Markel Corp. (Insurance)	(a)	2,981	2,751,970
Health Care–14.6%
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	175,813	6,172,794
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		12,907	3,660,942
Danaher Corp. (Health Care Equip. & Supplies)		27,675	4,893,770
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	108,609	2,329,663
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	38,909	1,856,348
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	10,923	2,013,218
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	5,967	3,400,176
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	22,600	2,757,200
			27,084,111
Industrials–4.4%
CoStar Group, Inc. (Professional Svs.)	(a)	5,758	4,092,038
L3Harris Technologies, Inc. (Aerospace & Defense)		23,704	4,021,858
			8,113,896
Common Stocks (Continued)		Shares	Value
Information Technology–39.8%
Adobe, Inc. (Software)	(a)	13,005	$ 5,661,207
Apple, Inc. (Tech. Hardware, Storage & Periph.)		29,761	10,856,813
ASML Holding N.V. (Semiconductors & Equip.)		12,320	4,534,130
Atlassian Corp. PLC Class A (Software)	(a)	10,774	1,942,229
Avalara, Inc. (Software)	(a)	17,914	2,384,174
Cognex Corp. (Electronic Equip., Instr. & Comp.)		23,377	1,396,074
Lam Research Corp. (Semiconductors & Equip.)		5,908	1,911,002
Mastercard, Inc. Class A (IT Svs.)		34,613	10,235,064
Microchip Technology, Inc. (Semiconductors & Equip.)		15,184	1,599,027
Microsoft Corp. (Software)		80,405	16,363,222
NVIDIA Corp. (Semiconductors & Equip.)		8,732	3,317,374
salesforce.com, Inc. (Software)	(a)	36,730	6,880,631
Texas Instruments, Inc. (Semiconductors & Equip.)		34,667	4,401,669
Twilio, Inc. Class A (IT Svs.)	(a)	10,006	2,195,516
			73,678,132
Materials–1.7%
Sherwin-Williams Co. / The (Chemicals)		5,266	3,042,958
Real Estate–3.0%
American Tower Corp. (Equity REIT)		21,663	5,600,752
Total Common Stocks (Cost $135,024,843)			$184,358,335

Rights –0.0%		Quantity	Value
Communication Services–0.0%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	38,340	$ 6,441
Total Rights (Cost $14,186)			$ 6,441

Money Market Funds–2.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(c)	3,996,483	$ 3,998,081
Total Money Market Funds (Cost $3,998,315)			$ 3,998,081
Total Investments – 101.8% (Cost $139,037,344)	(d)		$188,362,857
Liabilities in Excess of Other Assets – (1.8)%			(3,246,640)
Net Assets – 100.0%			$185,116,217

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $2,897,973 or 1.6% of the Portfolio’s net assets.
(c)	Rate represents the seven-day yield at June 30, 2020.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson Venture Portfolio seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies.
Performance as of June 30, 2020
Average Annual returns
One year	-0.38%
Five years	7.15%
Ten years	14.48%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.88% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -3.84% versus -3.06% for its benchmark, the Russell 2000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The first half of 2020 saw outperformance by a narrow group of high-growth, high-valuation stocks that have led the market in recent quarters across very different market conditions. Many of these companies were perceived beneficiaries of the COVID-19 crisis due to their virtual business models. We are not willing to pay unreasonable prices for growth, even when we like underlying business models, and we see heightened risk attached to these soaring valuations. While our resulting underweight in this narrow group of stocks detracted slightly from relative performance, we remain committed to our disciplined approach, designed to provide long-term, risk-adjusted returns. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Stock selection and an underweight in Health Care significantly detracted from relative performance, due in part to the Portfolio’s underweight in higher-valuation biotechnology names. Stock selection in Information Technology also detracted. Stock selection in Real Estate and Industrials contributed positively to relative results, as did an overweight to Information Technology. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top detractor from relative performance was not holding Teladoc Health, Inc., a stock that performed well for the benchmark during the period. Payments technology company Euronet Worldwide, Inc. was a prominent relative detractor. It owns the largest ATM network in Europe, a business that suffered as stay-at-home guidelines kept Europeans inside. Coronavirus-related travel restrictions also slowed the company’s cross-border financial remittance business. Amusement park company Cedar Fair LP was also a top detractor, as the COVID-19 pandemic forced the company to delay the opening of its amusement parks. Even when parks started to reopen in mid-summer, reduced operating hours and social distancing guidelines created uncertainty for the near-term revenue outlook. (1)
Catalent, the top relative contributor for the period, provides drug delivery technologies to a diverse range of biotechnology and pharmaceutical products. This stable business model provides recurring revenues, and the company’s acquisition of Paragon last year has given it a foothold in the growing gene therapy area. Redfin Corp., another top contributor, is a disruptor in the real estate marketplace. While the company maintains a realtor sales force, it primarily relies on its online presence to help buy and sell houses. The company also charges much lower sales commissions than traditional realtors, which has helped it gain market share, and benefited from low mortgage rates, which have helped drive homes sales. The COVID-19 pandemic has also led more consumers to search for properties online. The Trade Desk, Inc. Class A, another top contributor, has developed a cloud-based software platform that allows companies to rapidly adapt their ad buying to changing market conditions. The stock rose strongly in the second quarter, as the company’s first quarter earnings reassured investors of the resilience of its business model. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The strategy did not hold derivatives. The strategy participated in six IPOs during the period, which contributed 62 basis points to relative performance in aggregate. Positions in Vaxcyte, Inc. and Vroom. Inc. were the most meaningful IPO contributors. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity markets. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	97.9
Master Limited Partnerships (4)	0.3
Rights (4)	0.1
Money Market Funds Less Net Liabilities	1.7
100.0

Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Catalent, Inc.	3.4
2.	Nice Ltd. – ADR	2.9
3.	Descartes Systems Group, Inc. / The	1.9
4.	Clarivate Analytics PLC	1.9
5.	SS&C Technologies Holdings, Inc.	1.8
6.	Paylocity Holding Corp.	1.6
7.	Broadridge Financial Solutions, Inc.	1.5
8.	Redfin Corp.	1.5
9.	ServiceMaster Global Holdings, Inc.	1.4
10.	Trade Desk, Inc. / The Class A	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Master Limited Partnerships, Rights):

% of Net Assets
Information Technology	33.4
Health Care	27.7
Industrials	14.5
Consumer Discretionary	8.4
Materials	4.2
Financials	4.1
Real Estate	3.0
Consumer Staples	1.9
Communication Services	1.1
98.3

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–97.9%		Shares	Value
Communication Services–1.1%
Manchester United PLC Class A (Entertainment)		48,896	$ 774,024
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	90,973	915,188
			1,689,212
Consumer Discretionary–8.1%
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		9,846	794,572
Dunkin' Brands Group, Inc. (Hotels, Restaurants & Leisure)		16,743	1,092,146
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	33,141	1,469,141
K12, Inc. (Diversified Consumer Svs.)	(a)	49,904	1,359,385
Lovesac Co. / The (Household Durables)	(a)	45,273	1,187,511
Monarch Casino & Resort, Inc. (Hotels, Restaurants & Leisure)	(a)	14,330	488,366
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	62,185	2,219,383
Thor Industries, Inc. (Automobiles)		14,702	1,566,204
Visteon Corp. (Auto Components)	(a)	13,521	926,188
Vroom, Inc. (Specialty Retail)	(a)	11,358	592,206
Williams-Sonoma, Inc. (Specialty Retail)		15,056	1,234,743
			12,929,845
Consumer Staples–1.9%
BellRing Brands, Inc. Class A (Personal Products)	(a)	34,972	697,342
Casey's General Stores, Inc. (Food & Staples Retailing)		5,718	854,955
Hain Celestial Group, Inc. / The (Food Products)	(a)	21,633	681,656
Ontex Group N.V. (Personal Products)	(a)(b)	52,691	774,519
			3,008,472
Energy–0.0%
Solaris Oilfield Infrastructure, Inc. Class A (Energy Equip. & Svs.)		8,475	62,885
Financials–4.1%
Assetmark Financial Holdings, Inc. (Capital Markets)	(a)	28,572	779,730
Kearny Financial Corp. (Thrifts & Mortgage Finance)		61,605	503,929
LendingTree, Inc. (Consumer Finance)	(a)	3,877	1,122,508
LPL Financial Holdings, Inc. (Capital Markets)		27,952	2,191,436
RLI Corp. (Insurance)		17,729	1,455,551
UMB Financial Corp. (Banks)		8,584	442,505
			6,495,659
Health Care–27.6%
AngioDynamics, Inc. (Health Care Equip. & Supplies)	(a)	17,892	181,962
Arcturus Therapeutics Holdings, Inc. (Biotechnology)	(a)	5,665	264,782
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	5,241	775,144
Axogen, Inc. (Health Care Equip. & Supplies)	(a)	58,517	540,697
Bio-Techne Corp. (Life Sciences Tools & Svs.)		8,193	2,163,525
Bridgebio Pharma, Inc. (Biotechnology)	(a)	19,334	630,482
Catalent, Inc. (Pharmaceuticals)	(a)	74,508	5,461,436
Codexis, Inc. (Life Sciences Tools & Svs.)	(a)	61,909	705,763
CryoPort, Inc. (Health Care Equip. & Supplies)	(a)	58,352	1,765,148
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	15,103	901,951
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	24,733	1,186,689
FibroGen, Inc. (Biotechnology)	(a)	26,667	1,080,813
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	11,964	459,657
Global Blood Therapeutics, Inc. (Biotechnology)	(a)	14,452	912,355
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	33,244	1,586,071
Common Stocks (Continued)		Shares	Value
Health Care (continued)
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a)	7,717	$ 947,030
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	14,880	873,010
Heron Therapeutics, Inc. (Biotechnology)	(a)	29,275	430,635
Heska Corp. (Health Care Equip. & Supplies)	(a)	8,016	746,851
ICON PLC (Life Sciences Tools & Svs.)	(a)	6,132	1,032,997
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	7,417	1,367,027
Immunomedics, Inc. (Biotechnology)	(a)	8,251	292,415
Insmed, Inc. (Biotechnology)	(a)	46,524	1,281,271
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	29,428	1,382,822
Knight Therapeutics, Inc. (Pharmaceuticals)	(a)	99,844	516,282
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	17,843	1,995,740
Mirati Therapeutics, Inc. (Biotechnology)	(a)	11,004	1,256,327
MyoKardia, Inc. (Pharmaceuticals)	(a)	12,939	1,250,166
Myovant Sciences Ltd. (Biotechnology)	(a)	35,630	734,691
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	59,577	1,845,695
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	14,925	1,820,850
Orchard Therapeutics PLC – ADR (Biotechnology)	(a)	49,044	294,264
Phathom Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	15,502	510,171
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	29,113	1,093,484
PTC Therapeutics, Inc. (Biotechnology)	(a)	17,209	873,185
Rhythm Pharmaceuticals, Inc. (Biotechnology)	(a)	34,522	769,841
STERIS PLC (Health Care Equip. & Supplies)		13,240	2,031,546
Surmodics, Inc. (Health Care Equip. & Supplies)	(a)	17,723	766,342
Vaxcyte, Inc. (Pharmaceuticals)	(a)	23,700	749,157
Zogenix, Inc. (Pharmaceuticals)	(a)	20,571	555,623
			44,033,897
Industrials–14.5%
Alamo Group, Inc. (Machinery)		7,426	762,205
AMERCO (Road & Rail)		2,884	871,516
Brady Corp. Class A (Commercial Svs. & Supplies)		36,259	1,697,646
Cimpress PLC (Commercial Svs. & Supplies)	(a)	7,570	577,894
Clarivate Analytics PLC (Professional Svs.)	(a)	133,094	2,971,989
Construction Partners, Inc. Class A (Construction & Engineering)	(a)	46,058	817,990
CSW Industrials, Inc. (Building Products)		30,781	2,127,275
EnerSys (Electrical Equip.)		18,515	1,191,996
Gates Industrial Corp. PLC (Machinery)	(a)	101,356	1,041,940
HEICO Corp. Class A (Aerospace & Defense)		11,285	916,793
ITT, Inc. (Machinery)		31,188	1,831,983
Kornit Digital Ltd. (Machinery)	(a)	37,118	1,981,359
Nordson Corp. (Machinery)		9,371	1,777,772
Proto Labs, Inc. (Machinery)	(a)	4,472	502,966
Rexnord Corp. (Machinery)		70,129	2,044,260
Standex International Corp. (Machinery)		19,056	1,096,673
TrueBlue, Inc. (Professional Svs.)	(a)	26,159	399,448
Westinghouse Air Brake Technologies Corp. (Machinery)		8,943	514,848
			23,126,553
Information Technology–33.4%
Altair Engineering, Inc. Class A (Software)	(a)	31,944	1,269,774
Belden, Inc. (Electronic Equip., Instr. & Comp.)		24,658	802,618
Blackbaud, Inc. (Software)		33,758	1,926,907
Broadridge Financial Solutions, Inc. (IT Svs.)		19,301	2,435,593
Cadence Design Systems, Inc. (Software)	(a)	12,611	1,210,152
ChannelAdvisor Corp. (Software)	(a)	93,438	1,480,058

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Descartes Systems Group, Inc. / The (Software)	(a)	59,065	$ 3,118,141
Envestnet, Inc. (Software)	(a)	24,108	1,772,902
Euronet Worldwide, Inc. (IT Svs.)	(a)	20,307	1,945,817
Everbridge, Inc. (Software)	(a)	11,001	1,522,098
GTY Technology Holdings, Inc. (Software)	(a)	100,574	418,891
Guidewire Software, Inc. (Software)	(a)	10,621	1,177,338
Intelligent Systems Corp. (Software)	(a)	15,619	532,295
J2 Global, Inc. (Software)	(a)	33,279	2,103,566
LivePerson, Inc. (Software)	(a)	43,126	1,786,710
Medallia, Inc. (Software)	(a)	35,712	901,371
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		16,914	654,741
Nice Ltd. – ADR (Software)	(a)	24,191	4,577,905
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	13,188	1,408,083
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	86,058	1,705,669
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	18,729	1,397,933
Paylocity Holding Corp. (Software)	(a)	17,297	2,523,459
RealPage, Inc. (Software)	(a)	33,280	2,163,533
Repay Holdings Corp. (IT Svs.)	(a)	37,181	915,768
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	8,913	1,110,560
Sailpoint Technologies Holdings, Inc. (Software)	(a)	54,232	1,435,521
Shift4 Payments, Inc. Class A (IT Svs.)	(a)	4,923	174,766
SS&C Technologies Holdings, Inc. (Software)		50,910	2,875,397
Trade Desk, Inc. / The Class A (Software)	(a)	5,407	2,197,945
Tyler Technologies, Inc. (Software)	(a)	4,851	1,682,715
WEX, Inc. (IT Svs.)	(a)	6,327	1,044,018
WNS Holdings Ltd. – ADR (IT Svs.)	(a)	32,236	1,772,335
Yext, Inc. (Software)	(a)	66,344	1,101,974
			53,146,553
Materials–4.2%
Chase Corp. (Chemicals)		7,224	740,460
H.B. Fuller Co. (Chemicals)		19,039	849,139
Common Stocks (Continued)		Shares	Value
Materials (continued)
Neenah, Inc. (Paper & Forest Products)		5,679	$ 280,883
Sealed Air Corp. (Containers & Packaging)		24,662	810,147
Sensient Technologies Corp. (Chemicals)		39,655	2,068,405
Valvoline, Inc. (Chemicals)		104,326	2,016,622
			6,765,656
Real Estate–3.0%
Easterly Government Properties, Inc. (Equity REIT)		48,675	1,125,366
FirstService Corp. (Real Estate Mgmt. & Development)		12,215	1,230,661
Redfin Corp. (Real Estate Mgmt. & Development)	(a)	58,031	2,432,079
			4,788,106
Total Common Stocks (Cost $118,517,825)			$156,046,838

Master Limited Partnerships–0.3%	Shares	Value
Consumer Discretionary–0.3%
Cedar Fair LP (Hotels, Restaurants & Leisure)	15,866	$ 436,315
Total Master Limited Partnerships (Cost $756,990)		$ 436,315

Rights –0.1%		Quantity	Value
Health Care–0.1%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	52,920	$ 189,453
Total Rights (Cost $182,352)			$ 189,453

Money Market Funds–2.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(c)	4,037,621	$ 4,039,236
Total Money Market Funds (Cost $4,039,117)			$ 4,039,236
Total Investments – 100.8% (Cost $123,496,284)	(d)		$160,711,842
Liabilities in Excess of Other Assets – (0.8)%			(1,329,655)
Net Assets – 100.0%			$159,382,187

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $774,519 or 0.5% of the Portfolio’s net assets.
Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Rate represents the seven-day yield at June 30, 2020.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited)
Objective/Strategy
The ON Janus Henderson Enterprise Portfolio seeks long-term total return by investing, under normal circumstances, at least 50% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.
Performance as of June 30, 2020
Average Annual returns
One year	-1.29%
Five years	7.83%
Ten years	12.35%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.96% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -8.28% versus 4.16% for its benchmark, the Russell Midcap Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  In our view, one of the most stunning developments of this unprecedented period has been the outperformance of the most expensive stocks in the benchmark index – both through the bear market of the first quarter and the rebound of the second quarter. An unusual combination of factors has contributed to this imbalance, including low interest rates and a winner-take-all economy that allows companies to quickly scale and dominate markets. Heightened uncertainty around COVID-19 has also made investors willing to pay high prices for any stocks they view as insulated from, or benefitting from, disruptions to the physical economy due to their virtual business models. This confluence has pushed valuations higher, even when companies have not substantially raised their revenue or earnings outlooks. Instead, these valuation increases have been driven by multiple expansion, a dynamic we find worrisome and unsustainable. In our view, these expensive stocks, in many cases, will fail to produce the future growth rates needed to justify current valuations. (1)
While our more cautious approach to these higher-valuation stocks hurt relative performance, we remain committed to our disciplined growth investment approach that focuses on risk-adjusted returns. This requires not just finding great companies with superior long-term growth potential, but also seeking to manage risk by not overpaying for them. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  Stock selection in Information Technology and Health Care significantly detracted from relative performance due to underweights in some of the higher-performing, high-valuation stocks that led the benchmark’s performance. A lack of exposure to Energy and underweights to Consumer Discretionary and Materials offset some of the negative relative performance. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Wayfair, Inc. Class A (“Wayfair”), for the Consumer Discretionary sector, was a top relative contributor. Wayfair sells discounted furniture and housing accessories through its website. Despite the closure of brick-and-mortar stores, consumers continued to spend money online, especially on items to make their stay-at-home experiences more enjoyable. Wayfair was a beneficiary of this trend. Not holding Fiserv, Inc., which performed poorly for the benchmark during the period, was the second largest relative contributor. Nice Ltd. - ADR (“Nice”) was also a top contributor. This company provides technology solutions that enable businesses to improve customer service, fight fraud and ensure compliance. Nice is well positioned to help businesses use software and data analytics to virtualize their business operations. We believe its recurring revenues may cushion near-term financial performance. (1)
Sensata Technologies Holding PC, a top detractor from relative performance, designs, manufactures and distributes sensors and electronic controls and other electronic equipment for end markets such as the aircraft, automotive and semiconductor industries. The stock declined in a difficult market for global industrial companies, as COVID-19 created supply-chain disruptions and dampened demand in key end markets. We trimmed our investment, given near-term uncertainty, but continue to believe in the company’s long-term potential. Norwegian Cruise Line Holdings Ltd. (“Norwegian”) was another prominent detractor. Cruise ships became vectors in the coronavirus pandemic, creating uncertainty for the entire industry. Norwegian’s fixed-cost structure and debt levels also made us less confident in its ability to weather a sustained industry downturn. As a result, we opted to exit the position in the first quarter of 2020. Gildan Activewear, Inc. was another laggard. The low-cost producer of basic apparel has been impacted by a meaningful slowdown in demand for screen-printed goods during the pandemic. We hold a small position in the stock, as we believe the company’s competitive position remains strong and its balance sheet fundamentals appear solid. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio did not hold any derivatives. It participated in two IPOs during the period. Royalty Pharma PLC Class A, and ZoomInfo Technologies, Inc. each contributed positively to relative performance, contributing 29 basis points to relative return in aggregate. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which measures the performance of the 800 smallest companies in the Russell 1000® Index. The Russell Midcap® Growth Index measures the performance of those stocks of the Russell Midcap® Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	97.1
Money Market Funds and Other Net Assets	2.9
100.0

Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Constellation Software, Inc.	3.5
2.	Microchip Technology, Inc.	3.1
3.	Aon PLC Class A	2.6
4.	PerkinElmer, Inc.	2.3
5.	LPL Financial Holdings, Inc.	2.3
6.	SS&C Technologies Holdings, Inc.	2.3
7.	Nice Ltd. – ADR	2.3
8.	Global Payments, Inc.	2.2
9.	Broadridge Financial Solutions, Inc.	2.2
10.	KLA-Tencor Corp.	2.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	37.9
Industrials	17.2
Health Care	16.8
Financials	11.8
Consumer Discretionary	7.5
Real Estate	3.8
Materials	1.1
Utilities	0.6
Communication Services	0.4
97.1

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–97.1%		Shares	Value
Communication Services–0.4%
Liberty Media Corp. - Liberty Formula One Class C (Entertainment)	(a)	12,810	$ 406,205
Consumer Discretionary–7.5%
Aramark (Hotels, Restaurants & Leisure)		24,328	549,083
CarMax, Inc. (Specialty Retail)	(a)	15,752	1,410,592
Dunkin' Brands Group, Inc. (Hotels, Restaurants & Leisure)		19,517	1,273,094
frontdoor, Inc. (Diversified Consumer Svs.)	(a)	12,024	533,024
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)		43,433	672,777
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	24,055	858,523
Visteon Corp. (Auto Components)	(a)	6,495	444,907
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	7,199	1,422,594
			7,164,594
Financials–11.8%
Aon PLC Class A (Insurance)		12,779	2,461,235
CBOE Global Markets, Inc. (Capital Markets)		7,219	673,388
Intact Financial Corp. (Insurance)		16,128	1,534,987
LPL Financial Holdings, Inc. (Capital Markets)		28,364	2,223,738
MSCI, Inc. (Capital Markets)		1,658	553,474
SVB Financial Group (Banks)	(a)	2,866	617,709
TD Ameritrade Holding Corp. (Capital Markets)		15,898	578,369
W.R. Berkley Corp. (Insurance)		25,548	1,463,645
Willis Towers Watson PLC (Insurance)		5,808	1,143,886
			11,250,431
Health Care–16.8%
Ascendis Pharma A/S – ADR (Biotechnology)	(a)	1,650	244,035
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	51,156	1,796,087
Catalent, Inc. (Pharmaceuticals)	(a)	22,563	1,653,868
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		5,856	1,660,996
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		15,605	687,556
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	28,764	616,988
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	3,378	622,599
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	9,967	1,414,118
Neurocrine Biosciences, Inc. (Biotechnology)	(a)	4,184	510,448
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		22,758	2,232,332
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	7,274	707,688
Royalty Pharma PLC Class A (Pharmaceuticals)	(a)	13,677	664,018
Sarepta Therapeutics, Inc. (Biotechnology)	(a)	3,943	632,221
Teleflex, Inc. (Health Care Equip. & Supplies)		2,832	1,030,791
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	5,108	625,832
Waters Corp. (Life Sciences Tools & Svs.)	(a)	5,304	956,842
			16,056,419
Industrials–17.2%
Carlisle Cos., Inc. (Industrial Conglomerates)		4,859	581,477
Cimpress PLC (Commercial Svs. & Supplies)	(a)	11,394	869,818
CoStar Group, Inc. (Professional Svs.)	(a)	1,865	1,325,400
Edenred (Commercial Svs. & Supplies)	(b)	16,527	724,843
Ferguson PLC (Trading Companies & Distributors)	(b)	8,698	711,205
HEICO Corp. Class A (Aerospace & Defense)		2,519	204,644
IHS Markit Ltd. (Professional Svs.)		10,552	796,676
Ingersoll Rand, Inc. (Machinery)	(a)	23,756	668,019
L3Harris Technologies, Inc. (Aerospace & Defense)		7,499	1,272,355
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Middleby Corp. / The (Machinery)	(a)	5,898	$ 465,588
Rexnord Corp. (Machinery)		36,608	1,067,123
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		31,579	1,290,002
Ryanair Holdings PLC – ADR (Airlines)	(a)	10,721	711,231
Sensata Technologies Holding PLC (Electrical Equip.)	(a)	49,378	1,838,343
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	3,873	1,204,309
Verisk Analytics, Inc. (Professional Svs.)		10,085	1,716,467
Westinghouse Air Brake Technologies Corp. (Machinery)		16,931	974,718
			16,422,218
Information Technology–37.9%
Amdocs Ltd. (IT Svs.)		28,149	1,713,711
Atlassian Corp. PLC Class A (Software)	(a)	7,939	1,431,164
Broadridge Financial Solutions, Inc. (IT Svs.)		16,240	2,049,326
Ceridian HCM Holding, Inc. (Software)	(a)	9,256	733,723
Constellation Software, Inc. (Software)		2,940	3,319,606
Dolby Laboratories, Inc. Class A (Electronic Equip., Instr. & Comp.)		15,746	1,037,189
Dynatrace, Inc. (Software)	(a)	9,927	403,036
Euronet Worldwide, Inc. (IT Svs.)	(a)	4,496	430,807
Fidelity National Information Services, Inc. (IT Svs.)		12,426	1,666,202
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a)	88,860	910,815
Global Payments, Inc. (IT Svs.)		12,174	2,064,954
GoDaddy, Inc. Class A (IT Svs.)	(a)	26,962	1,977,123
KLA-Tencor Corp. (Semiconductors & Equip.)		10,354	2,013,646
Lam Research Corp. (Semiconductors & Equip.)		4,703	1,521,232
Microchip Technology, Inc. (Semiconductors & Equip.)		28,274	2,977,535
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		36,332	1,406,412
Nice Ltd. – ADR (Software)	(a)	11,612	2,197,455
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	70,984	1,406,903
SS&C Technologies Holdings, Inc. (Software)		38,967	2,200,856
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		22,654	1,847,434
WEX, Inc. (IT Svs.)	(a)	11,730	1,935,567
Xilinx, Inc. (Semiconductors & Equip.)		10,050	988,819
			36,233,515
Materials–1.1%
Sealed Air Corp. (Containers & Packaging)		31,283	1,027,646
Real Estate–3.8%
Crown Castle International Corp. (Equity REIT)		11,097	1,857,083
Lamar Advertising Co. Class A (Equity REIT)		26,336	1,758,191
			3,615,274
Utilities–0.6%
Alliant Energy Corp. (Electric Utilities)		12,802	612,448
Total Common Stocks (Cost $83,450,150)			$92,788,750

Money Market Funds–2.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(c)	2,671,090	$ 2,672,159
Total Money Market Funds (Cost $2,671,621)			$ 2,672,159
Total Investments – 99.9% (Cost $86,121,771)	(d)		$95,460,909
Other Assets in Excess of Liabilities – 0.1%			68,421
Net Assets – 100.0%			$95,529,330

(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,436,048 or 1.5% of the Portfolio’s net assets.
(c)	Rate represents the seven-day yield at June 30, 2020.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P 500® Index Portfolio seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S& P 500® Index.
Performance as of June 30, 2020
Average Annual returns
One year	7.13%
Five years	10.28%
Ten years	13.48%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.39% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -3.24% versus -3.08% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy during the six-month period that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Only two of the sectors within the benchmark had positive returns for the period. Information Technology was the top contributing sector to Portfolio and benchmark returns, followed by Consumer Discretionary. The Financials sector was the largest detractor. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to or detracted from the Portfolio’s benchmark-relative performance. Stocks contributing the most to the benchmark and Portfolio return were Amazon.com, Inc. and Microsoft Corp., while JPMorgan Chase & Co. and Wells Fargo & Co. were top benchmark and Portfolio detractors for the period.  (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P 500 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.  (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?
A.  In January 2020, the team added another index analyst, Amruta Joshi. There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	99.7
Rights (4)	0.0
Money Market Funds Less Net Liabilities	0.3
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	6.0
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	4.5
4.	Facebook, Inc. Class A	2.1
5.	Alphabet, Inc. Class A	1.7
6.	Alphabet, Inc. Class C	1.6
7.	Johnson & Johnson	1.4
8.	Berkshire Hathaway, Inc. Class B	1.3
9.	Visa, Inc.	1.3
10.	Procter & Gamble Co. / The	1.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	27.4
Health Care	14.6
Consumer Discretionary	10.8
Communication Services	10.8
Financials	10.0
Industrials	8.0
Consumer Staples	6.9
Utilities	3.1
Real Estate	2.8
Energy	2.8
Materials	2.5
99.7

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–99.7%		Shares	Value
Communication Services–10.8%
Activision Blizzard, Inc. (Entertainment)		32,790	$ 2,488,761
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	12,799	18,149,622
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	12,418	17,554,209
AT&T, Inc. (Diversified Telecom. Svs.)		303,232	9,166,703
CenturyLink, Inc. (Diversified Telecom. Svs.)		42,170	422,965
Charter Communications, Inc. Class A (Media)	(a)	6,413	3,270,887
Comcast Corp. Class A (Media)		193,834	7,555,649
Discovery, Inc. Class A (Media)	(a)	6,897	145,527
Discovery, Inc. Class C (Media)	(a)	13,436	258,777
DISH Network Corp. Class A (Media)	(a)	10,983	379,023
Electronic Arts, Inc. (Entertainment)	(a)	12,286	1,622,366
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	102,336	23,237,436
Fox Corp. Class A (Media)		14,552	390,285
Fox Corp. Class B (Media)		6,880	184,659
Interpublic Group of Cos., Inc. / The (Media)		16,623	285,251
Live Nation Entertainment, Inc. (Entertainment)	(a)	6,067	268,950
Netflix, Inc. (Entertainment)	(a)	18,717	8,516,984
News Corp. Class A (Media)		16,312	193,460
News Corp. Class B (Media)		5,274	63,024
Omnicom Group, Inc. (Media)		9,136	498,826
Take-Two Interactive Software, Inc. (Entertainment)	(a)	4,831	674,263
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	24,249	2,525,533
Twitter, Inc. (Interactive Media & Svs.)	(a)	33,353	993,586
Verizon Communications, Inc. (Diversified Telecom. Svs.)		176,101	9,708,448
ViacomCBS, Inc. Class B (Media)		22,895	533,912
Walt Disney Co. / The (Entertainment)		76,871	8,571,885
			117,660,991
Consumer Discretionary–10.8%
Advance Auto Parts, Inc. (Specialty Retail)		2,951	420,370
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	17,831	49,192,519
Aptiv PLC (Auto Components)		11,385	887,119
AutoZone, Inc. (Specialty Retail)	(a)	992	1,119,095
Best Buy Co., Inc. (Specialty Retail)		9,652	842,330
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,742	2,773,856
BorgWarner, Inc. (Auto Components)		8,893	313,923
CarMax, Inc. (Specialty Retail)	(a)	6,918	619,507
Carnival Corp. (Hotels, Restaurants & Leisure)		20,220	332,012
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	1,091	1,148,125
D.R. Horton, Inc. (Household Durables)		14,110	782,400
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		5,501	416,811
Dollar General Corp. (Multiline Retail)		10,713	2,040,934
Dollar Tree, Inc. (Multiline Retail)	(a)	10,079	934,122
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,671	617,334
eBay, Inc. (Internet & Direct Marketing Retail)		28,109	1,474,317
Expedia Group, Inc. (Internet & Direct Marketing Retail)		5,785	475,527
Ford Motor Co. (Automobiles)		166,239	1,010,733
Gap, Inc. / The (Specialty Retail)		9,075	114,527
Garmin Ltd. (Household Durables)		6,203	604,793
General Motors Co. (Automobiles)		53,551	1,354,840
Genuine Parts Co. (Distributors)		6,141	534,021
H&R Block, Inc. (Diversified Consumer Svs.)		8,085	115,454
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		14,599	164,823
Hasbro, Inc. (Leisure Products)		5,394	404,280
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		11,771	864,580
Home Depot, Inc. / The (Specialty Retail)		45,775	11,467,095
Kohl's Corp. (Multiline Retail)		6,744	140,073
L Brands, Inc. (Specialty Retail)		10,023	150,044
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		14,284	$ 650,493
Leggett & Platt, Inc. (Household Durables)		5,628	197,824
Lennar Corp. Class A (Household Durables)		11,649	717,811
LKQ Corp. (Distributors)	(a)	12,956	339,447
Lowe's Cos., Inc. (Specialty Retail)		32,134	4,341,946
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		11,434	980,237
McDonald's Corp. (Hotels, Restaurants & Leisure)		31,647	5,837,922
MGM Resorts International (Hotels, Restaurants & Leisure)		21,048	353,606
Mohawk Industries, Inc. (Household Durables)	(a)	2,523	256,740
Newell Brands, Inc. (Household Durables)		16,342	259,511
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		52,779	5,174,981
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	10,943	179,793
NVR, Inc. (Household Durables)	(a)	146	475,778
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	3,158	1,331,634
PulteGroup, Inc. (Household Durables)		10,751	365,857
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,023	145,255
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,034	147,506
Ross Stores, Inc. (Specialty Retail)		15,120	1,288,829
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		7,333	368,850
Starbucks Corp. (Hotels, Restaurants & Leisure)		49,717	3,658,674
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		11,565	153,583
Target Corp. (Multiline Retail)		21,281	2,552,230
Tiffany & Co. (Specialty Retail)		4,665	568,850
TJX Cos., Inc. / The (Specialty Retail)		50,991	2,578,105
Tractor Supply Co. (Specialty Retail)		4,901	645,903
Ulta Beauty, Inc. (Specialty Retail)	(a)	2,397	487,598
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	8,009	78,008
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	8,446	74,663
V.F. Corp. (Textiles, Apparel & Luxury Goods)		13,611	829,454
Whirlpool Corp. (Household Durables)		2,655	343,902
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		4,144	308,687
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		12,790	1,111,579
			118,120,820
Consumer Staples–6.9%
Altria Group, Inc. (Tobacco)		79,085	3,104,086
Archer-Daniels-Midland Co. (Food Products)		23,650	943,635
Brown-Forman Corp. Class B (Beverages)		7,797	496,357
Campbell Soup Co. (Food Products)		7,236	359,123
Church & Dwight Co., Inc. (Household Products)		10,498	811,495
Clorox Co. / The (Household Products)		5,321	1,167,268
Coca-Cola Co. / The (Beverages)		164,503	7,349,994
Colgate-Palmolive Co. (Household Products)		36,448	2,670,180
Conagra Brands, Inc. (Food Products)		20,738	729,355
Constellation Brands, Inc. Class A (Beverages)		7,145	1,250,018
Costco Wholesale Corp. (Food & Staples Retailing)		18,791	5,697,619
Coty, Inc. Class A (Personal Products)		12,689	56,720
Estee Lauder Cos., Inc. / The Class A (Personal Products)		9,566	1,804,913
General Mills, Inc. (Food Products)		25,794	1,590,200
Hershey Co. / The (Food Products)		6,259	811,292
Hormel Foods Corp. (Food Products)		11,966	577,599
J.M. Smucker Co. / The (Food Products)		4,837	511,803
Kellogg Co. (Food Products)		10,613	701,095
Kimberly-Clark Corp. (Household Products)		14,491	2,048,303

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Kraft Heinz Co. / The (Food Products)		26,575	$ 847,477
Kroger Co. / The (Food & Staples Retailing)		33,424	1,131,402
Lamb Weston Holdings, Inc. (Food Products)		6,225	397,964
McCormick & Co., Inc. (Food Products)		5,255	942,799
Molson Coors Beverage Co. Class B (Beverages)		8,035	276,083
Mondelez International, Inc. Class A (Food Products)		60,761	3,106,710
Monster Beverage Corp. (Beverages)	(a)	15,900	1,102,188
PepsiCo, Inc. (Beverages)		59,045	7,809,292
Philip Morris International, Inc. (Tobacco)		66,268	4,642,736
Procter & Gamble Co. / The (Household Products)		105,363	12,598,254
Sysco Corp. (Food & Staples Retailing)		21,611	1,181,257
Tyson Foods, Inc. Class A (Food Products)		12,508	746,853
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		31,348	1,328,842
Walmart, Inc. (Food & Staples Retailing)		60,263	7,218,302
			76,011,214
Energy–2.8%
Apache Corp. (Oil, Gas & Consumable Fuels)		16,080	217,080
Baker Hughes Co. (Energy Equip. & Svs.)		27,974	430,520
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		17,103	293,830
Chevron Corp. (Oil, Gas & Consumable Fuels)		79,460	7,090,216
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		8,399	432,548
ConocoPhillips (Oil, Gas & Consumable Fuels)		45,649	1,918,171
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		16,462	186,679
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)		6,730	281,449
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		24,757	1,254,190
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		179,957	8,047,677
Halliburton Co. (Energy Equip. & Svs.)		37,462	486,257
Hess Corp. (Oil, Gas & Consumable Fuels)		11,148	577,578
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		6,265	182,938
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		82,724	1,254,923
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		33,211	203,251
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		27,638	1,033,108
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		16,419	201,133
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		20,325	182,112
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		38,423	703,141
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		18,638	619,154
Phillips 66 (Oil, Gas & Consumable Fuels)		18,578	1,335,758
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		6,995	683,411
Schlumberger Ltd. (Energy Equip. & Svs.)		58,985	1,084,734
TechnipFMC PLC (Energy Equip. & Svs.)		18,207	124,536
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		17,319	1,018,704
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		51,572	980,899
			30,823,997
Financials–10.0%
Aflac, Inc. (Insurance)		30,500	1,098,915
Allstate Corp. / The (Insurance)		13,365	1,296,271
American Express Co. (Consumer Finance)		28,105	2,675,596
American International Group, Inc. (Insurance)		36,673	1,143,464
Ameriprise Financial, Inc. (Capital Markets)		5,194	779,308
Common Stocks (Continued)		Shares	Value
Financials (continued)
Aon PLC Class A (Insurance)		9,835	$ 1,894,221
Arthur J. Gallagher & Co. (Insurance)		8,050	784,795
Assurant, Inc. (Insurance)		2,548	263,183
Bank of America Corp. (Banks)		332,277	7,891,579
Bank of New York Mellon Corp. / The (Capital Markets)		34,292	1,325,386
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	82,740	14,769,917
BlackRock, Inc. (Capital Markets)		6,566	3,572,495
Capital One Financial Corp. (Consumer Finance)		19,370	1,212,368
CBOE Global Markets, Inc. (Capital Markets)		4,678	436,364
Charles Schwab Corp. / The (Capital Markets)		48,772	1,645,567
Chubb Ltd. (Insurance)		19,212	2,432,623
Cincinnati Financial Corp. (Insurance)		6,389	409,088
Citigroup, Inc. (Banks)		88,600	4,527,460
Citizens Financial Group, Inc. (Banks)		18,217	459,797
CME Group, Inc. (Capital Markets)		15,263	2,480,848
Comerica, Inc. (Banks)		5,935	226,124
Discover Financial Services (Consumer Finance)		12,983	650,319
E*TRADE Financial Corp. (Capital Markets)		9,391	467,014
Everest Re Group Ltd. (Insurance)		1,708	352,190
Fifth Third Bancorp (Banks)		30,176	581,793
First Republic Bank (Banks)		7,284	772,031
Franklin Resources, Inc. (Capital Markets)		11,871	248,935
Globe Life, Inc. (Insurance)		4,184	310,578
Goldman Sachs Group, Inc. / The (Capital Markets)		13,175	2,603,644
Hartford Financial Services Group, Inc. / The (Insurance)		15,291	589,468
Huntington Bancshares, Inc. (Banks)		43,052	388,975
Intercontinental Exchange, Inc. (Capital Markets)		23,294	2,133,730
Invesco Ltd. (Capital Markets)		16,064	172,849
JPMorgan Chase & Co. (Banks)		129,673	12,197,042
KeyCorp (Banks)		41,650	507,297
Lincoln National Corp. (Insurance)		8,208	301,972
Loews Corp. (Insurance)		10,335	354,387
M&T Bank Corp. (Banks)		5,480	569,756
MarketAxess Holdings, Inc. (Capital Markets)		1,610	806,481
Marsh & McLennan Cos., Inc. (Insurance)		21,714	2,331,432
MetLife, Inc. (Insurance)		32,794	1,197,637
Moody's Corp. (Capital Markets)		6,864	1,885,747
Morgan Stanley (Capital Markets)		50,975	2,462,093
MSCI, Inc. (Capital Markets)		3,618	1,207,761
Nasdaq, Inc. (Capital Markets)		4,871	581,938
Northern Trust Corp. (Capital Markets)		8,827	700,334
People's United Financial, Inc. (Banks)		18,140	209,880
PNC Financial Services Group, Inc. / The (Banks)		18,051	1,899,146
Principal Financial Group, Inc. (Insurance)		10,874	451,706
Progressive Corp. / The (Insurance)		24,910	1,995,540
Prudential Financial, Inc. (Insurance)		16,777	1,021,719
Raymond James Financial, Inc. (Capital Markets)		5,185	356,884
Regions Financial Corp. (Banks)		40,741	453,040
S&P Global, Inc. (Capital Markets)		10,253	3,378,158
State Street Corp. (Capital Markets)		14,958	950,581
SVB Financial Group (Banks)	(a)	2,193	472,657
Synchrony Financial (Consumer Finance)		22,925	508,018
T. Rowe Price Group, Inc. (Capital Markets)		9,682	1,195,727
Travelers Cos., Inc. / The (Insurance)		10,753	1,226,380
Truist Financial Corp. (Banks)		57,342	2,153,192
U.S. Bancorp (Banks)		58,329	2,147,674
Unum Group (Insurance)		8,810	146,158
W.R. Berkley Corp. (Insurance)		6,036	345,802
Wells Fargo & Co. (Banks)		158,779	4,064,742

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Financials (continued)
Willis Towers Watson PLC (Insurance)		5,475	$ 1,078,301
Zions Bancorp N.A. (Banks)		7,000	238,000
			109,994,077
Health Care–14.6%
Abbott Laboratories (Health Care Equip. & Supplies)		75,276	6,882,485
AbbVie, Inc. (Biotechnology)		75,002	7,363,696
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,902	459,447
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		13,130	1,160,298
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	9,399	1,054,944
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	3,042	834,846
AmerisourceBergen Corp. (Health Care Providers & Svs.)		6,341	638,983
Amgen, Inc. (Biotechnology)		25,035	5,904,755
Anthem, Inc. (Health Care Providers & Svs.)		10,729	2,821,512
Baxter International, Inc. (Health Care Equip. & Supplies)		21,650	1,864,065
Becton Dickinson and Co. (Health Care Equip. & Supplies)		12,548	3,002,360
Biogen, Inc. (Biotechnology)	(a)	6,945	1,858,135
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a)	913	412,210
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	60,802	2,134,758
Bristol-Myers Squibb Co. (Pharmaceuticals)		96,292	5,661,970
Cardinal Health, Inc. (Health Care Providers & Svs.)		12,430	648,722
Centene Corp. (Health Care Providers & Svs.)	(a)	24,643	1,566,063
Cerner Corp. (Health Care Technology)		12,930	886,352
Cigna Corp. (Health Care Providers & Svs.)		15,702	2,946,480
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		2,092	593,375
CVS Health Corp. (Health Care Providers & Svs.)		55,620	3,613,631
Danaher Corp. (Health Care Equip. & Supplies)		26,778	4,735,154
DaVita, Inc. (Health Care Providers & Svs.)	(a)	3,644	288,386
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		9,358	412,313
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	3,928	1,592,411
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	26,370	1,822,431
Eli Lilly & Co. (Pharmaceuticals)		35,841	5,884,375
Gilead Sciences, Inc. (Biotechnology)		53,369	4,106,211
HCA Healthcare, Inc. (Health Care Providers & Svs.)		11,195	1,086,587
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	6,057	353,668
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	11,031	628,767
Humana, Inc. (Health Care Providers & Svs.)		5,626	2,181,482
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	3,613	1,192,868
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	6,256	2,316,910
Incyte Corp. (Biotechnology)	(a)	7,660	796,410
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	4,963	2,828,066
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	7,551	1,071,336
Johnson & Johnson (Pharmaceuticals)		112,125	15,768,139
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	4,152	689,689
McKesson Corp. (Health Care Providers & Svs.)		6,880	1,055,530
Medtronic PLC (Health Care Equip. & Supplies)		57,073	5,233,594
Merck & Co., Inc. (Pharmaceuticals)		107,424	8,307,098
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	1,015	817,633
Mylan N.V. (Pharmaceuticals)	(a)	22,079	355,030
Common Stocks (Continued)		Shares	Value
Health Care (continued)
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		4,761	$ 467,006
Perrigo Co. PLC (Pharmaceuticals)		5,779	319,405
Pfizer, Inc. (Pharmaceuticals)		236,412	7,730,672
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		5,688	648,204
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	4,293	2,677,329
ResMed, Inc. (Health Care Equip. & Supplies)		6,154	1,181,568
STERIS PLC (Health Care Equip. & Supplies)		3,631	557,141
Stryker Corp. (Health Care Equip. & Supplies)		13,719	2,472,027
Teleflex, Inc. (Health Care Equip. & Supplies)		1,983	721,772
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		16,809	6,090,573
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		40,361	11,904,477
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		3,318	308,209
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	3,880	475,378
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	11,035	3,203,571
Waters Corp. (Life Sciences Tools & Svs.)	(a)	2,644	476,978
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		3,141	713,541
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		8,791	1,049,294
Zoetis, Inc. (Pharmaceuticals)		20,213	2,769,990
			159,600,310
Industrials–8.0%
3M Co. (Industrial Conglomerates)		24,478	3,818,323
A.O. Smith Corp. (Building Products)		5,769	271,835
Alaska Air Group, Inc. (Airlines)		5,141	186,413
Allegion PLC (Building Products)		3,939	402,645
American Airlines Group, Inc. (Airlines)		21,229	277,463
AMETEK, Inc. (Electrical Equip.)		9,748	871,179
Boeing Co. / The (Aerospace & Defense)		22,817	4,182,356
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		5,746	454,279
Carrier Global Corp. (Building Products)		34,544	767,568
Caterpillar, Inc. (Machinery)		23,035	2,913,927
Cintas Corp. (Commercial Svs. & Supplies)		3,581	953,835
Copart, Inc. (Commercial Svs. & Supplies)	(a)	8,763	729,695
CSX Corp. (Road & Rail)		32,566	2,271,153
Cummins, Inc. (Machinery)		6,274	1,087,033
Deere & Co. (Machinery)		13,316	2,092,609
Delta Air Lines, Inc. (Airlines)		24,204	678,922
Dover Corp. (Machinery)		6,113	590,271
Eaton Corp. PLC (Electrical Equip.)		17,027	1,489,522
Emerson Electric Co. (Electrical Equip.)		25,432	1,577,547
Equifax, Inc. (Professional Svs.)		5,155	886,041
Expeditors International of Washington, Inc. (Air Freight & Logistics)		7,106	540,340
Fastenal Co. (Trading Companies & Distributors)		24,410	1,045,724
FedEx Corp. (Air Freight & Logistics)		10,226	1,433,890
Flowserve Corp. (Machinery)		5,560	158,571
Fortive Corp. (Machinery)		12,591	851,907
Fortune Brands Home & Security, Inc. (Building Products)		5,964	381,279
General Dynamics Corp. (Aerospace & Defense)		9,887	1,477,711
General Electric Co. (Industrial Conglomerates)		372,295	2,542,775
Honeywell International, Inc. (Industrial Conglomerates)		29,871	4,319,048
Howmet Aerospace, Inc. (Aerospace & Defense)		16,239	257,388
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		1,725	300,995
IDEX Corp. (Machinery)		3,218	508,573
IHS Markit Ltd. (Professional Svs.)		16,961	1,280,556

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Illinois Tool Works, Inc. (Machinery)		12,235	$ 2,139,290
Ingersoll Rand, Inc. (Machinery)	(a)	14,701	413,392
J.B. Hunt Transport Services, Inc. (Road & Rail)		3,605	433,826
Jacobs Engineering Group, Inc. (Construction & Engineering)		5,563	471,742
Johnson Controls International PLC (Building Products)		31,619	1,079,473
Kansas City Southern (Road & Rail)		4,059	605,968
L3Harris Technologies, Inc. (Aerospace & Defense)		9,185	1,558,419
Lockheed Martin Corp. (Aerospace & Defense)		10,502	3,832,390
Masco Corp. (Building Products)		11,266	565,666
Nielsen Holdings PLC (Professional Svs.)		15,233	226,362
Norfolk Southern Corp. (Road & Rail)		10,900	1,913,713
Northrop Grumman Corp. (Aerospace & Defense)		6,597	2,028,182
Old Dominion Freight Line, Inc. (Road & Rail)		4,001	678,530
Otis Worldwide Corp. (Machinery)		17,302	983,792
PACCAR, Inc. (Machinery)		14,711	1,101,118
Parker-Hannifin Corp. (Machinery)		5,464	1,001,387
Pentair PLC (Machinery)		7,027	266,956
Quanta Services, Inc. (Construction & Engineering)		5,871	230,319
Raytheon Technologies Corp. (Aerospace & Defense)		62,595	3,857,104
Republic Services, Inc. (Commercial Svs. & Supplies)		8,964	735,496
Robert Half International, Inc. (Professional Svs.)		4,892	258,444
Rockwell Automation, Inc. (Electrical Equip.)		4,924	1,048,812
Rollins, Inc. (Commercial Svs. & Supplies)		6,042	256,120
Roper Technologies, Inc. (Industrial Conglomerates)		4,442	1,724,651
Snap-on, Inc. (Machinery)		2,307	319,543
Southwest Airlines Co. (Airlines)		22,883	782,141
Stanley Black & Decker, Inc. (Machinery)		6,547	912,521
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,567	487,259
Textron, Inc. (Aerospace & Defense)		9,752	320,938
Trane Technologies PLC (Building Products)		10,174	905,283
TransDigm Group, Inc. (Aerospace & Defense)		2,137	944,661
Union Pacific Corp. (Road & Rail)		28,875	4,881,896
United Airlines Holdings, Inc. (Airlines)	(a)	10,702	370,396
United Parcel Service, Inc. Class B (Air Freight & Logistics)		29,961	3,331,064
United Rentals, Inc. (Trading Companies & Distributors)	(a)	3,079	458,894
Verisk Analytics, Inc. (Professional Svs.)		6,900	1,174,380
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,848	580,568
Waste Management, Inc. (Commercial Svs. & Supplies)		16,519	1,749,527
Westinghouse Air Brake Technologies Corp. (Machinery)		7,689	442,656
Xylem, Inc. (Machinery)		7,688	499,412
			87,173,664
Information Technology–27.4%
Accenture PLC Class A (IT Svs.)		27,114	5,821,918
Adobe, Inc. (Software)	(a)	20,505	8,926,032
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	49,846	2,622,398
Akamai Technologies, Inc. (IT Svs.)	(a)	6,883	737,100
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		12,572	1,204,523
Analog Devices, Inc. (Semiconductors & Equip.)		15,683	1,923,363
ANSYS, Inc. (Software)	(a)	3,653	1,065,690
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Apple, Inc. (Tech. Hardware, Storage & Periph.)		173,392	$ 63,253,402
Applied Materials, Inc. (Semiconductors & Equip.)		39,013	2,358,336
Arista Networks, Inc. (Communications Equip.)	(a)	2,290	480,969
Autodesk, Inc. (Software)	(a)	9,329	2,231,404
Automatic Data Processing, Inc. (IT Svs.)		18,296	2,724,091
Broadcom, Inc. (Semiconductors & Equip.)		17,016	5,370,420
Broadridge Financial Solutions, Inc. (IT Svs.)		4,874	615,050
Cadence Design Systems, Inc. (Software)	(a)	11,882	1,140,197
CDW Corp. (Electronic Equip., Instr. & Comp.)		6,081	706,491
Cisco Systems, Inc. (Communications Equip.)		180,487	8,417,914
Citrix Systems, Inc. (Software)		4,956	733,042
Cognizant Technology Solutions Corp. Class A (IT Svs.)		22,999	1,306,803
Corning, Inc. (Electronic Equip., Instr. & Comp.)		32,228	834,705
DXC Technology Co. (IT Svs.)		10,757	177,491
F5 Networks, Inc. (Communications Equip.)	(a)	2,593	361,672
Fidelity National Information Services, Inc. (IT Svs.)		26,298	3,526,299
Fiserv, Inc. (IT Svs.)	(a)	23,938	2,336,828
FleetCor Technologies, Inc. (IT Svs.)	(a)	3,560	895,447
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		5,563	225,691
Fortinet, Inc. (Software)	(a)	5,695	781,753
Gartner, Inc. (IT Svs.)	(a)	3,783	458,991
Global Payments, Inc. (IT Svs.)		12,733	2,159,771
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		54,871	533,895
HP, Inc. (Tech. Hardware, Storage & Periph.)		60,783	1,059,448
Intel Corp. (Semiconductors & Equip.)		180,199	10,781,306
International Business Machines Corp. (IT Svs.)		37,791	4,564,019
Intuit, Inc. (Software)		11,099	3,287,413
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,507	241,708
Jack Henry & Associates, Inc. (IT Svs.)		3,272	602,146
Juniper Networks, Inc. (Communications Equip.)		14,027	320,657
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,957	801,906
KLA-Tencor Corp. (Semiconductors & Equip.)		6,597	1,282,985
Lam Research Corp. (Semiconductors & Equip.)		6,179	1,998,659
Leidos Holdings, Inc. (IT Svs.)		5,706	534,481
Mastercard, Inc. Class A (IT Svs.)		37,617	11,123,347
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		11,386	690,105
Microchip Technology, Inc. (Semiconductors & Equip.)		10,430	1,098,383
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	47,343	2,439,111
Microsoft Corp. (Software)		322,742	65,681,224
Motorola Solutions, Inc. (Communications Equip.)		7,247	1,015,522
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		9,451	419,341
NortonLifeLock, Inc. (Software)		23,151	459,084
NVIDIA Corp. (Semiconductors & Equip.)		26,180	9,946,044
Oracle Corp. (Software)		88,580	4,895,817
Paychex, Inc. (IT Svs.)		13,566	1,027,624
Paycom Software, Inc. (Software)	(a)	2,045	633,398
PayPal Holdings, Inc. (IT Svs.)	(a)	49,973	8,706,796
Qorvo, Inc. (Semiconductors & Equip.)	(a)	4,870	538,281
QUALCOMM, Inc. (Semiconductors & Equip.)		47,878	4,366,952
salesforce.com, Inc. (Software)	(a)	38,346	7,183,356
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		9,648	467,060
ServiceNow, Inc. (Software)	(a)	8,116	3,287,467
Skyworks Solutions, Inc. (Semiconductors & Equip.)		7,088	906,272

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Synopsys, Inc. (Software)	(a)	6,416	$ 1,251,120
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		14,030	1,144,146
Texas Instruments, Inc. (Semiconductors & Equip.)		39,064	4,959,956
Tyler Technologies, Inc. (Software)	(a)	1,699	589,349
VeriSign, Inc. (IT Svs.)	(a)	4,319	893,299
Visa, Inc. (IT Svs.)		71,807	13,870,958
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		12,801	565,164
Western Union Co. / The (IT Svs.)		17,562	379,690
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)		7,722	118,069
Xilinx, Inc. (Semiconductors & Equip.)		10,332	1,016,565
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	2,264	579,471
			299,659,385
Materials–2.5%
Air Products & Chemicals, Inc. (Chemicals)		9,399	2,269,483
Albemarle Corp. (Chemicals)		4,518	348,835
Amcor PLC (Containers & Packaging)		67,253	686,653
Avery Dennison Corp. (Containers & Packaging)		3,558	405,932
Ball Corp. (Containers & Packaging)		13,890	965,216
Celanese Corp. (Chemicals)		5,037	434,895
CF Industries Holdings, Inc. (Chemicals)		9,057	254,864
Corteva, Inc. (Chemicals)		31,769	851,092
Dow, Inc. (Chemicals)		31,508	1,284,266
DuPont de Nemours, Inc. (Chemicals)		31,232	1,659,356
Eastman Chemical Co. (Chemicals)		5,758	400,987
Ecolab, Inc. (Chemicals)		10,525	2,093,949
FMC Corp. (Chemicals)		5,499	547,810
Freeport-McMoRan, Inc. (Metals & Mining)		61,927	716,495
International Flavors & Fragrances, Inc. (Chemicals)		4,538	555,724
International Paper Co. (Containers & Packaging)		16,782	590,894
Linde PLC (Chemicals)		22,352	4,741,083
LyondellBasell Industries N.V. Class A (Chemicals)		10,971	721,014
Martin Marietta Materials, Inc. (Construction Materials)		2,653	548,030
Mosaic Co. / The (Chemicals)		14,998	187,625
Newmont Corp. (Metals & Mining)		34,151	2,108,483
Nucor Corp. (Metals & Mining)		12,832	531,373
Packaging Corp. of America (Containers & Packaging)		4,006	399,799
PPG Industries, Inc. (Chemicals)		10,041	1,064,948
Sealed Air Corp. (Containers & Packaging)		6,638	218,058
Sherwin-Williams Co. / The (Chemicals)		3,439	1,987,226
Vulcan Materials Co. (Construction Materials)		5,632	652,467
Westrock Co. (Containers & Packaging)		10,926	308,769
			27,535,326
Real Estate–2.8%
Alexandria Real Estate Equities, Inc. (Equity REIT)		5,359	869,498
American Tower Corp. (Equity REIT)		18,870	4,878,650
Apartment Investment & Management Co. Class A (Equity REIT)		6,284	236,530
AvalonBay Communities, Inc. (Equity REIT)		5,975	923,974
Boston Properties, Inc. (Equity REIT)		6,162	556,921
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	14,310	647,098
Crown Castle International Corp. (Equity REIT)		17,742	2,969,124
Digital Realty Trust, Inc. (Equity REIT)		11,422	1,623,180
Duke Realty Corp. (Equity REIT)		15,602	552,155
Equinix, Inc. (Equity REIT)		3,769	2,646,969
Equity Residential (Equity REIT)		14,846	873,242
Essex Property Trust, Inc. (Equity REIT)		2,776	636,176
Common Stocks (Continued)	Shares	Value
Real Estate (continued)
Extra Space Storage, Inc. (Equity REIT)	5,470	$ 505,264
Federal Realty Investment Trust (Equity REIT)	2,965	252,648
Healthpeak Properties, Inc. (Equity REIT)	22,973	633,136
Host Hotels & Resorts, Inc. (Equity REIT)	30,089	324,660
Iron Mountain, Inc. (Equity REIT)	12,280	320,508
Kimco Realty Corp. (Equity REIT)	18,444	236,821
Mid-America Apartment Communities, Inc. (Equity REIT)	4,879	559,475
Prologis, Inc. (Equity REIT)	31,451	2,935,322
Public Storage (Equity REIT)	6,392	1,226,561
Realty Income Corp. (Equity REIT)	14,577	867,331
Regency Centers Corp. (Equity REIT)	7,253	332,840
SBA Communications Corp. (Equity REIT)	4,751	1,415,418
Simon Property Group, Inc. (Equity REIT)	13,007	889,419
SL Green Realty Corp. (Equity REIT)	3,261	160,735
UDR, Inc. (Equity REIT)	12,582	470,315
Ventas, Inc. (Equity REIT)	15,928	583,283
Vornado Realty Trust (Equity REIT)	6,762	258,376
Welltower, Inc. (Equity REIT)	17,727	917,372
Weyerhaeuser Co. (Equity REIT)	31,714	712,296
		31,015,297
Utilities–3.1%
AES Corp. (Ind. Power & Renewable Elec.)	28,396	411,458
Alliant Energy Corp. (Electric Utilities)	10,661	510,022
Ameren Corp. (Multi-Utilities)	10,471	736,740
American Electric Power Co., Inc. (Electric Utilities)	21,104	1,680,723
American Water Works Co., Inc. (Water Utilities)	7,690	989,395
Atmos Energy Corp. (Gas Utilities)	5,224	520,206
CenterPoint Energy, Inc. (Multi-Utilities)	23,256	434,190
CMS Energy Corp. (Multi-Utilities)	12,224	714,126
Consolidated Edison, Inc. (Multi-Utilities)	14,198	1,021,262
Dominion Energy, Inc. (Multi-Utilities)	35,741	2,901,454
DTE Energy Co. (Multi-Utilities)	8,178	879,135
Duke Energy Corp. (Electric Utilities)	31,302	2,500,717
Edison International (Electric Utilities)	16,051	871,730
Entergy Corp. (Electric Utilities)	8,494	796,822
Evergy, Inc. (Electric Utilities)	9,657	572,564
Eversource Energy (Electric Utilities)	14,311	1,191,677
Exelon Corp. (Electric Utilities)	41,476	1,505,164
FirstEnergy Corp. (Electric Utilities)	23,009	892,289
NextEra Energy, Inc. (Electric Utilities)	20,836	5,004,182
NiSource, Inc. (Multi-Utilities)	16,342	371,617
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	10,418	339,210
Pinnacle West Capital Corp. (Electric Utilities)	4,763	349,080
PPL Corp. (Electric Utilities)	32,629	843,133
Public Service Enterprise Group, Inc. (Multi-Utilities)	21,510	1,057,432
Sempra Energy (Multi-Utilities)	12,453	1,459,865
Southern Co. / The (Electric Utilities)	44,967	2,331,539
WEC Energy Group, Inc. (Multi-Utilities)	13,416	1,175,912
Xcel Energy, Inc. (Electric Utilities)	22,348	1,396,750
		33,458,394
Total Common Stocks (Cost $869,469,442)		$1,091,053,475

Rights –0.0%		Quantity	Value
Communication Services–0.0%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	819	$ 138
Total Rights (Cost $303)			$ 138

(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Money Market Funds–0.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(b)	4,253,646	$ 4,255,347
Total Money Market Funds (Cost $4,255,347)			$ 4,255,347
Total Investments – 100.1% (Cost $873,725,092)	(c)		$1,095,308,960
Liabilities in Excess of Other Assets – (0.1)%	(d)		(1,077,142)
Net Assets – 100.0%			$1,094,231,818

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $492,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	41	September 18, 2020	$6,223,714	$6,334,910	$111,196	$83,986
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Value Portfolio seeks growth of capital by investing under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.
Performance as of June 30, 2020
Average Annual returns
One year	-7.91%
Five years	4.34%
Ten years	9.32%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.77% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -14.77% versus -16.26% for its benchmark, the Russell 1000® Value Index
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  U.S. equity markets experienced quite a volatile period during the six months ended June 30, 2020. This was largely driven by the impact of the spread of the COVID-19 pandemic across the country. This was met by an unparalleled drawdown in equity markets, followed by the government instructing shelter in place, unprecedented stimulus packages and more recently, plans to re-open economies. These latter actions have helped U.S. equities rebound, nearly recovering from the losses seen over the first quarter. Despite the volatile market backdrop, the Portfolio was able to outperform its benchmark during the period. The positive excess return was mainly driven by sentiment and fundamental quality-based insights. Trend based sentiment measures that evaluate analyst text, as well as measures that glean sentiment from non-obvious news, were most additive in the period. Traditional quality insights, such as insights with a preference for lower leveraged securities, were able to drive meaningful gains throughout the period. These stability measures tend to outperform during periods of market volatility. Less-traditional fundamental quality measures, including Environmental, Social, and Governance (“ESG”) related insights, also provide gains. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Stock selection in Information Technology and Financials contributed to relative returns. On the other hand, security selection in the Real Estate, Materials, and Communication Services sectors detracted from performance. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Gilead Sciences, Inc., a biopharmaceutical company, was a top contributor to relative performance, as the company announced positive preliminary results of Remdesivir, a potential COVID-19 treatment drug. An overweight in Consumer Staples company General Mills, Inc. was also additive, as more consumers continued to spend their food budgets on groceries rather than eating at restaurants. (1)
In contrast, an overweight in Financials company Ally Financial, Inc. was one of the largest detractors from relative performance, as the stock price collapsed due to the termination of the company’s previously announced merger with CardWorks. An underweight to NextEra Energy, Inc. also detracted, as it was flat for the period versus a negative return for many positions. The underweight was originally driven by negative sentiment measures from market participants, which ran against company performance. However, towards the end of the period, the Portfolio’s position moved to a slight overweight given the company’s strength across fundamental quality measures. Further hindering results was an overweight stance in Energy company EOG Resources, Inc., as oil recorded its worst monthly decline in March. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	94.5
Money Market Funds and Other Net Assets	5.5
100.0

Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Berkshire Hathaway, Inc. Class B	2.9
2.	Intel Corp.	2.5
3.	JPMorgan Chase & Co.	2.2
4.	Johnson & Johnson	2.0
5.	Home Depot, Inc. / The	1.7
6.	AT&T, Inc.	1.7
7.	Wells Fargo & Co.	1.6
8.	Verizon Communications, Inc.	1.5
9.	Procter & Gamble Co. / The	1.4
10.	Bank of America Corp.	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	18.4
Health Care	13.6
Industrials	10.7
Information Technology	10.0
Consumer Staples	7.9
Communication Services	7.9
Consumer Discretionary	7.1
Utilities	6.2
Energy	4.4
Materials	4.3
Real Estate	4.0
94.5

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–94.5%		Shares	Value
Communication Services–7.9%
Activision Blizzard, Inc. (Entertainment)		9,348	$ 709,513
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	752	1,066,374
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	1,250	1,767,012
AT&T, Inc. (Diversified Telecom. Svs.)		157,073	4,748,317
Cable One, Inc. (Media)		22	39,047
CenturyLink, Inc. (Diversified Telecom. Svs.)		34,292	343,949
Comcast Corp. Class A (Media)		64,825	2,526,878
Discovery, Inc. Class A (Media)	(a)	28,222	595,484
Discovery, Inc. Class C (Media)	(a)	3,247	62,537
Electronic Arts, Inc. (Entertainment)	(a)	276	36,446
Interpublic Group of Cos., Inc. / The (Media)		19,189	329,283
Nexstar Media Group, Inc. Class A (Media)		1,348	112,814
Sirius XM Holdings, Inc. (Media)		203,994	1,197,445
TEGNA, Inc. (Media)		4,214	46,944
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		4,903	97,472
Twitter, Inc. (Interactive Media & Svs.)	(a)	18,748	558,503
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	6,452	199,173
Verizon Communications, Inc. (Diversified Telecom. Svs.)		77,668	4,281,837
ViacomCBS, Inc. Class B (Media)		9,053	211,116
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		25,235	402,246
Walt Disney Co. / The (Entertainment)		25,597	2,854,321
			22,186,711
Consumer Discretionary–7.1%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	827	2,281,544
Aptiv PLC (Auto Components)		7,651	596,166
Best Buy Co., Inc. (Specialty Retail)		7,478	652,605
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		4,374	91,417
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	565	66,218
Carnival Corp. (Hotels, Restaurants & Leisure)		6,524	107,124
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	261	274,666
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		2,063	162,771
D.R. Horton, Inc. (Household Durables)		9,939	551,118
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		11,660	883,478
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		256	94,577
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		27,327	305,789
Ford Motor Co. (Automobiles)		8,606	52,324
General Motors Co. (Automobiles)		2,666	67,450
Goodyear Tire & Rubber Co. / The (Auto Components)		33,496	299,622
Graham Holdings Co. Class B (Diversified Consumer Svs.)		747	255,974
H&R Block, Inc. (Diversified Consumer Svs.)		42,828	611,584
Harley-Davidson, Inc. (Automobiles)		9,242	219,682
Helen of Troy Ltd. (Household Durables)	(a)	274	51,665
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	4,800	93,840
Home Depot, Inc. / The (Specialty Retail)		19,370	4,852,379
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		3,196	145,546
Leggett & Platt, Inc. (Household Durables)		1,061	37,294
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		2,876	38,538
Lowe's Cos., Inc. (Specialty Retail)		6,009	811,936
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		1,183	$ 97,254
McDonald's Corp. (Hotels, Restaurants & Leisure)		10,274	1,895,245
MGM Resorts International (Hotels, Restaurants & Leisure)		10,491	176,249
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		1,004	98,442
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	4,796	78,798
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	4,109	125,489
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,756	106,361
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		895	64,905
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		2,360	118,708
Service Corp. International (Diversified Consumer Svs.)		1,614	62,768
Target Corp. (Multiline Retail)		11,763	1,410,737
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		7,888	414,672
TJX Cos., Inc. / The (Specialty Retail)		1,901	96,115
V.F. Corp. (Textiles, Apparel & Luxury Goods)		9,882	602,209
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)		453	82,514
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		7,650	215,577
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		5,808	247,537
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4,615	401,090
			19,899,977
Consumer Staples–7.9%
Altria Group, Inc. (Tobacco)		3,186	125,050
Brown-Forman Corp. Class B (Beverages)		3,453	219,818
Campbell Soup Co. (Food Products)		2,994	148,592
Church & Dwight Co., Inc. (Household Products)		548	42,360
Clorox Co. / The (Household Products)		5,326	1,168,365
Coca-Cola Co. / The (Beverages)		26,326	1,176,246
Coca-Cola European Partners PLC (Beverages)		9,578	361,665
Colgate-Palmolive Co. (Household Products)		15,099	1,106,153
Constellation Brands, Inc. Class A (Beverages)		1,034	180,898
Costco Wholesale Corp. (Food & Staples Retailing)		6,915	2,096,697
General Mills, Inc. (Food Products)		46,732	2,881,028
Hershey Co. / The (Food Products)		14,478	1,876,638
J.M. Smucker Co. / The (Food Products)		4,454	471,278
Keurig Dr Pepper, Inc. (Beverages)		8,703	247,165
Lamb Weston Holdings, Inc. (Food Products)		3,292	210,458
McCormick & Co., Inc. (Food Products)		3,116	559,042
Molson Coors Beverage Co. Class B (Beverages)		9,684	332,742
Mondelez International, Inc. Class A (Food Products)		18,492	945,496
PepsiCo, Inc. (Beverages)		17,879	2,364,676
Performance Food Group Co. (Food & Staples Retailing)	(a)	1,877	54,696
Philip Morris International, Inc. (Tobacco)		693	48,552
Procter & Gamble Co. / The (Household Products)		33,665	4,025,324
U.S. Foods Holding Corp. (Food & Staples Retailing)	(a)	1,891	37,290

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		699	$ 29,631
Walmart, Inc. (Food & Staples Retailing)		12,933	1,549,115
			22,258,975
Energy–4.4%
Baker Hughes Co. (Energy Equip. & Svs.)		25,291	389,229
ChampionX Corp. (Energy Equip. & Svs.)	(a)	23,467	229,038
Chevron Corp. (Oil, Gas & Consumable Fuels)		28,375	2,531,901
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		2,858	147,187
ConocoPhillips (Oil, Gas & Consumable Fuels)		23,029	967,679
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		30,895	541,589
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		25,585	290,134
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		25,120	1,272,579
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		39,942	1,786,206
Halliburton Co. (Energy Equip. & Svs.)		5,899	76,569
Hess Corp. (Oil, Gas & Consumable Fuels)		635	32,899
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		2,158	32,737
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		121,826	745,575
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		3,472	129,783
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		14,169	173,570
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5,985	198,822
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		4,862	49,787
Phillips 66 (Oil, Gas & Consumable Fuels)		10,025	720,798
Schlumberger Ltd. (Energy Equip. & Svs.)		31,150	572,849
TechnipFMC PLC (Energy Equip. & Svs.)		26,730	182,833
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		13,462	791,835
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		33,173	630,950
			12,494,549
Financials–18.4%
Affiliated Managers Group, Inc. (Capital Markets)		4,553	339,472
Aflac, Inc. (Insurance)		11,958	430,847
Alleghany Corp. (Insurance)		153	74,838
Allstate Corp. / The (Insurance)		4,372	424,040
Ally Financial, Inc. (Consumer Finance)		44,463	881,701
American Express Co. (Consumer Finance)		7,204	685,821
American International Group, Inc. (Insurance)		6,514	203,107
American National Insurance Co. (Insurance)	(a)	1,915	138,014
Ameriprise Financial, Inc. (Capital Markets)		4,587	688,233
Arch Capital Group Ltd. (Insurance)	(a)	6,032	172,817
Bank of America Corp. (Banks)		169,161	4,017,574
Bank of New York Mellon Corp. / The (Capital Markets)		23,820	920,643
Bank OZK (Banks)		2,821	66,209
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	44,921	8,018,848
Brown & Brown, Inc. (Insurance)		9,818	400,182
CBOE Global Markets, Inc. (Capital Markets)		2,425	226,204
Charles Schwab Corp. / The (Capital Markets)		29,132	982,914
Cincinnati Financial Corp. (Insurance)		29,978	1,919,491
CIT Group, Inc. (Banks)		1,420	29,437
Citigroup, Inc. (Banks)		24,738	1,264,112
Citizens Financial Group, Inc. (Banks)		26,307	663,989
CME Group, Inc. (Capital Markets)		10,502	1,706,995
Comerica, Inc. (Banks)		4,591	174,917
Commerce Bancshares, Inc. (Banks)		2,189	130,180
Common Stocks (Continued)		Shares	Value
Financials (continued)
Cullen / Frost Bankers, Inc. (Banks)		10,646	$ 795,363
Discover Financial Services (Consumer Finance)		3,703	185,483
E*TRADE Financial Corp. (Capital Markets)		4,071	202,451
FactSet Research Systems, Inc. (Capital Markets)		1,395	458,216
First American Financial Corp. (Insurance)		6,933	332,923
First Horizon National Corp. (Banks)		4,076	40,597
Franklin Resources, Inc. (Capital Markets)		12,806	268,542
Globe Life, Inc. (Insurance)		8,087	600,298
Hanover Insurance Group, Inc. / The (Insurance)		791	80,152
Hartford Financial Services Group, Inc. / The (Insurance)		7,155	275,825
Intercontinental Exchange, Inc. (Capital Markets)		7,999	732,708
Invesco Ltd. (Capital Markets)		61,646	663,311
JPMorgan Chase & Co. (Banks)		65,822	6,191,217
LendingTree, Inc. (Consumer Finance)	(a)	230	66,592
Lincoln National Corp. (Insurance)		1,771	65,155
Marsh & McLennan Cos., Inc. (Insurance)		7,238	777,144
MetLife, Inc. (Insurance)		11,545	421,623
MGIC Investment Corp. (Thrifts & Mortgage Finance)		15,229	124,725
Morgan Stanley (Capital Markets)		9,694	468,220
Northern Trust Corp. (Capital Markets)		6,199	491,829
PacWest Bancorp (Banks)		6,985	137,674
Pinnacle Financial Partners, Inc. (Banks)		3,077	129,203
PNC Financial Services Group, Inc. / The (Banks)		6,343	667,347
Principal Financial Group, Inc. (Insurance)		2,394	99,447
Progressive Corp. / The (Insurance)		3,469	277,902
Prudential Financial, Inc. (Insurance)		37,524	2,285,212
Regions Financial Corp. (Banks)		85,549	951,305
Reinsurance Group of America, Inc. (Insurance)		4,171	327,173
S&P Global, Inc. (Capital Markets)		2,704	890,914
State Street Corp. (Capital Markets)		8,436	536,108
Synchrony Financial (Consumer Finance)		7,665	169,856
Synovus Financial Corp. (Banks)		1,702	34,942
T. Rowe Price Group, Inc. (Capital Markets)		5,631	695,428
TD Ameritrade Holding Corp. (Capital Markets)		777	28,267
Travelers Cos., Inc. / The (Insurance)		1,853	211,335
U.S. Bancorp (Banks)		22,595	831,948
Unum Group (Insurance)		4,377	72,614
W.R. Berkley Corp. (Insurance)		2,703	154,855
Webster Financial Corp. (Banks)		1,849	52,900
Wells Fargo & Co. (Banks)		171,360	4,386,816
Willis Towers Watson PLC (Insurance)		2,571	506,358
Wintrust Financial Corp. (Banks)		2,713	118,341
Zions Bancorp N.A. (Banks)		13,495	458,830
			51,827,734
Health Care–13.6%
Abbott Laboratories (Health Care Equip. & Supplies)		26,302	2,404,792
AbbVie, Inc. (Biotechnology)		26,444	2,596,272
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		1,442	127,430
Amgen, Inc. (Biotechnology)		3,775	890,371
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	1,109	50,171
Anthem, Inc. (Health Care Providers & Svs.)		4,569	1,201,556
Biogen, Inc. (Biotechnology)	(a)	2,037	544,999
Bluebird Bio, Inc. (Biotechnology)	(a)	946	57,744
Bristol-Myers Squibb Co. (Pharmaceuticals)		19,363	1,138,544
Cardinal Health, Inc. (Health Care Providers & Svs.)		8,896	464,282
Cigna Corp. (Health Care Providers & Svs.)		6,061	1,137,347

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Covetrus, Inc. (Health Care Providers & Svs.)	(a)	1,567	$ 28,034
CVS Health Corp. (Health Care Providers & Svs.)		44,595	2,897,337
Danaher Corp. (Health Care Equip. & Supplies)		7,662	1,354,871
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		1,105	48,686
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	15,359	1,061,460
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	10,551	226,319
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	2,401	50,637
Gilead Sciences, Inc. (Biotechnology)		44,645	3,434,986
HCA Healthcare, Inc. (Health Care Providers & Svs.)		2,988	290,015
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	6,288	358,416
Humana, Inc. (Health Care Providers & Svs.)		505	195,814
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	706	233,093
Johnson & Johnson (Pharmaceuticals)		40,176	5,649,951
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	1,761	292,520
McKesson Corp. (Health Care Providers & Svs.)		6,011	922,208
Medtronic PLC (Health Care Equip. & Supplies)		24,374	2,235,096
Merck & Co., Inc. (Pharmaceuticals)		20,533	1,587,817
Mylan N.V. (Pharmaceuticals)	(a)	13,473	216,646
Pfizer, Inc. (Pharmaceuticals)		116,040	3,794,508
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,432	277,151
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	679	423,458
Sage Therapeutics, Inc. (Biotechnology)	(a)	2,021	84,033
STERIS PLC (Health Care Equip. & Supplies)		2,315	355,214
Stryker Corp. (Health Care Equip. & Supplies)		938	169,018
Teladoc Health, Inc. (Health Care Technology)	(a)	1,452	277,100
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2,824	832,939
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		1,082	245,798
Zoetis, Inc. (Pharmaceuticals)		1,335	182,948
			38,339,581
Industrials–10.7%
3M Co. (Industrial Conglomerates)		1,577	245,996
Advanced Drainage Systems, Inc. (Building Products)		2,323	114,756
AGCO Corp. (Machinery)		17,558	973,767
Alaska Air Group, Inc. (Airlines)		3,999	145,004
Allegion PLC (Building Products)		18,249	1,865,413
AMERCO (Road & Rail)		1,058	319,717
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	821	80,565
Boeing Co. / The (Aerospace & Defense)		5,078	930,797
Carlisle Cos., Inc. (Industrial Conglomerates)		2,314	276,916
Caterpillar, Inc. (Machinery)		5,245	663,492
Cintas Corp. (Commercial Svs. & Supplies)		1,095	291,664
Colfax Corp. (Machinery)	(a)	2,022	56,414
CSX Corp. (Road & Rail)		11,254	784,854
Curtiss-Wright Corp. (Aerospace & Defense)		6,107	545,233
Deere & Co. (Machinery)		7,900	1,241,485
Delta Air Lines, Inc. (Airlines)		21,690	608,404
EMCOR Group, Inc. (Construction & Engineering)		5,053	334,205
Fastenal Co. (Trading Companies & Distributors)		1,097	46,995
FedEx Corp. (Air Freight & Logistics)		3,176	445,339
Fortive Corp. (Machinery)		5,268	356,433
GATX Corp. (Trading Companies & Distributors)		9,059	552,418
Generac Holdings, Inc. (Electrical Equip.)	(a)	1,809	220,571
Common Stocks (Continued)		Shares	Value
Industrials (continued)
General Dynamics Corp. (Aerospace & Defense)		9,137	$ 1,365,616
General Electric Co. (Industrial Conglomerates)		110,898	757,433
Graco, Inc. (Machinery)		732	35,129
HEICO Corp. (Aerospace & Defense)		337	33,582
Hexcel Corp. (Aerospace & Defense)		5,178	234,149
Honeywell International, Inc. (Industrial Conglomerates)		15,995	2,312,717
Hubbell, Inc. (Electrical Equip.)		15,670	1,964,391
IDEX Corp. (Machinery)		623	98,459
IHS Markit Ltd. (Professional Svs.)		3,646	275,273
Illinois Tool Works, Inc. (Machinery)		6,199	1,083,895
L3Harris Technologies, Inc. (Aerospace & Defense)		3,549	602,159
Landstar System, Inc. (Road & Rail)		3,993	448,454
Lyft, Inc. Class A (Road & Rail)	(a)	5,755	189,973
MasTec, Inc. (Construction & Engineering)	(a)	6,779	304,174
Mercury Systems, Inc. (Aerospace & Defense)	(a)	2,080	163,613
Middleby Corp. / The (Machinery)	(a)	751	59,284
Norfolk Southern Corp. (Road & Rail)		6,340	1,113,114
Northrop Grumman Corp. (Aerospace & Defense)		692	212,748
Oshkosh Corp. (Machinery)		9,742	697,722
Otis Worldwide Corp. (Machinery)		3,453	196,338
Owens Corning (Building Products)		5,233	291,792
PACCAR, Inc. (Machinery)		11,127	832,856
Quanta Services, Inc. (Construction & Engineering)		3,603	141,346
Raytheon Technologies Corp. (Aerospace & Defense)		5,256	323,875
Republic Services, Inc. (Commercial Svs. & Supplies)		718	58,912
Robert Half International, Inc. (Professional Svs.)		849	44,853
Roper Technologies, Inc. (Industrial Conglomerates)		2,070	803,698
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	1,046	119,213
Snap-on, Inc. (Machinery)		8,587	1,189,385
Southwest Airlines Co. (Airlines)		12,665	432,890
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		6,490	155,371
Stanley Black & Decker, Inc. (Machinery)		1,803	251,302
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	1,736	539,809
Toro Co. / The (Machinery)		2,026	134,405
Trane Technologies PLC (Building Products)		2,752	244,873
Trex Co., Inc. (Building Products)	(a)	557	72,449
Uber Technologies, Inc. (Road & Rail)	(a)	4,520	140,482
Union Pacific Corp. (Road & Rail)		1,753	296,380
United Parcel Service, Inc. Class B (Air Freight & Logistics)		284	31,575
W.W. Grainger, Inc. (Trading Companies & Distributors)		438	137,602
WESCO International, Inc. (Trading Companies & Distributors)	(a)	2,639	92,655
Xylem, Inc. (Machinery)		9,570	621,667
			30,206,051
Information Technology–10.0%
Alliance Data Systems Corp. (IT Svs.)		694	31,313
Analog Devices, Inc. (Semiconductors & Equip.)		3,480	426,787
Applied Materials, Inc. (Semiconductors & Equip.)		28,271	1,708,982
Atlassian Corp. PLC Class A (Software)	(a)	1,475	265,898
Automatic Data Processing, Inc. (IT Svs.)		8,432	1,255,441
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		34,679	967,024

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Ciena Corp. (Communications Equip.)	(a)	2,525	$ 136,754
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	2,336	144,318
Cisco Systems, Inc. (Communications Equip.)		82,467	3,846,261
Citrix Systems, Inc. (Software)		3,562	526,855
Cloudflare, Inc. Class A (Software)	(a)	7,595	273,040
Cognizant Technology Solutions Corp. Class A (IT Svs.)		4,295	244,042
DocuSign, Inc. (Software)	(a)	1,530	263,481
DXC Technology Co. (IT Svs.)		7,823	129,080
Fiserv, Inc. (IT Svs.)	(a)	10,868	1,060,934
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		5,626	54,741
HP, Inc. (Tech. Hardware, Storage & Periph.)		30,923	538,988
Intel Corp. (Semiconductors & Equip.)		116,899	6,994,067
Intuit, Inc. (Software)		311	92,115
Lam Research Corp. (Semiconductors & Equip.)		807	261,032
Leidos Holdings, Inc. (IT Svs.)		607	56,858
Marvell Technology Group Ltd. (Semiconductors & Equip.)		997	34,955
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		1,387	84,066
Microsoft Corp. (Software)		11,229	2,285,214
Motorola Solutions, Inc. (Communications Equip.)		801	112,244
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		6,754	261,447
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		3,652	162,039
NVIDIA Corp. (Semiconductors & Equip.)		3,186	1,210,393
Paychex, Inc. (IT Svs.)		2,065	156,424
PayPal Holdings, Inc. (IT Svs.)	(a)	7,018	1,222,746
Perspecta, Inc. (IT Svs.)		1,810	42,046
RingCentral, Inc. Class A (Software)	(a)	966	275,320
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	742	74,400
Skyworks Solutions, Inc. (Semiconductors & Equip.)		909	116,225
Slack Technologies, Inc. Class A (Software)	(a)	8,451	262,742
Smartsheet, Inc. Class A (Software)	(a)	5,051	257,197
ViaSat, Inc. (Communications Equip.)	(a)	865	33,190
Visa, Inc. (IT Svs.)		7,658	1,479,296
VMware, Inc. Class A (Software)	(a)	856	132,560
Xerox Holdings Corp. (Tech. Hardware, Storage & Periph.)		2,945	45,029
Xilinx, Inc. (Semiconductors & Equip.)		410	40,340
Zoom Video Communications, Inc. Class A (Software)	(a)	1,017	257,850
Zscaler, Inc. (Software)	(a)	2,565	280,868
			28,104,602
Materials–4.3%
Air Products & Chemicals, Inc. (Chemicals)		2,045	493,786
Alcoa Corp. (Metals & Mining)	(a)	53,227	598,271
AptarGroup, Inc. (Containers & Packaging)		3,110	348,258
Chemours Co. / The (Chemicals)		3,741	57,424
Corteva, Inc. (Chemicals)		3,849	103,115
Domtar Corp. (Paper & Forest Products)		21,705	458,192
Dow, Inc. (Chemicals)		5,421	220,960
DuPont de Nemours, Inc. (Chemicals)		13,020	691,753
Ecolab, Inc. (Chemicals)		10,433	2,075,645
FMC Corp. (Chemicals)		6,201	617,744
Freeport-McMoRan, Inc. (Metals & Mining)		10,411	120,455
International Paper Co. (Containers & Packaging)		12,605	443,822
Linde PLC (Chemicals)		7,828	1,660,397
LyondellBasell Industries N.V. Class A (Chemicals)		11,284	741,584
Common Stocks (Continued)		Shares	Value
Materials (continued)
Martin Marietta Materials, Inc. (Construction Materials)		144	$ 29,746
Mosaic Co. / The (Chemicals)		60,460	756,355
Newmont Corp. (Metals & Mining)		4,932	304,502
PPG Industries, Inc. (Chemicals)		10,452	1,108,539
Reliance Steel & Aluminum Co. (Metals & Mining)		7,899	749,852
Sonoco Products Co. (Containers & Packaging)		821	42,930
Southern Copper Corp. (Metals & Mining)		2,654	105,550
Steel Dynamics, Inc. (Metals & Mining)		5,251	136,999
Westrock Co. (Containers & Packaging)		2,944	83,197
			11,949,076
Real Estate–4.0%
Alexandria Real Estate Equities, Inc. (Equity REIT)		1,089	176,690
American Campus Communities, Inc. (Equity REIT)		3,020	105,579
AvalonBay Communities, Inc. (Equity REIT)		4,917	760,365
Boston Properties, Inc. (Equity REIT)		12,393	1,120,079
Camden Property Trust (Equity REIT)		5,228	476,898
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	2,629	118,884
Douglas Emmett, Inc. (Equity REIT)		7,901	242,245
Equity Residential (Equity REIT)		30,472	1,792,363
Essex Property Trust, Inc. (Equity REIT)		807	184,940
Federal Realty Investment Trust (Equity REIT)		2,735	233,049
Healthpeak Properties, Inc. (Equity REIT)		1,648	45,419
Host Hotels & Resorts, Inc. (Equity REIT)		52,707	568,709
Kilroy Realty Corp. (Equity REIT)		1,026	60,226
Life Storage, Inc. (Equity REIT)		704	66,845
Macerich Co. / The (Equity REIT)		9,821	88,095
National Retail Properties, Inc. (Equity REIT)		27,136	962,785
Park Hotels & Resorts, Inc. (Equity REIT)		32,506	321,484
Prologis, Inc. (Equity REIT)		25,233	2,354,996
QTS Realty Trust, Inc. Class A (Equity REIT)		681	43,645
Realty Income Corp. (Equity REIT)		17,876	1,063,622
Regency Centers Corp. (Equity REIT)		2,363	108,438
RLJ Lodging Trust (Equity REIT)		14,201	134,058
UDR, Inc. (Equity REIT)		4,255	159,052
Welltower, Inc. (Equity REIT)		2,832	146,556
			11,335,022
Utilities–6.2%
Alliant Energy Corp. (Electric Utilities)		4,775	228,436
Ameren Corp. (Multi-Utilities)		29,855	2,100,598
American Water Works Co., Inc. (Water Utilities)		5,443	700,296
Atmos Energy Corp. (Gas Utilities)		4,358	433,970
Avangrid, Inc. (Electric Utilities)		4,003	168,046
CMS Energy Corp. (Multi-Utilities)		25,218	1,473,236
Consolidated Edison, Inc. (Multi-Utilities)		8,121	584,144
DTE Energy Co. (Multi-Utilities)		8,181	879,457
Duke Energy Corp. (Electric Utilities)		5,124	409,356
Eversource Energy (Electric Utilities)		17,271	1,438,156
Exelon Corp. (Electric Utilities)		18,206	660,696
IDACORP, Inc. (Electric Utilities)		6,553	572,536
NextEra Energy, Inc. (Electric Utilities)		16,028	3,849,445
Pinnacle West Capital Corp. (Electric Utilities)		22,164	1,624,400
Public Service Enterprise Group, Inc. (Multi-Utilities)		10,147	498,826
UGI Corp. (Gas Utilities)		7,493	238,277
Xcel Energy, Inc. (Electric Utilities)		24,350	1,521,875
			17,381,750
Total Common Stocks (Cost $289,155,461)			$265,984,028

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Value Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Money Market Funds–2.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(b)	7,658,983	$ 7,662,046
Total Money Market Funds (Cost $7,662,193)			$ 7,662,046
Total Investments – 97.2% (Cost $296,817,654)	(c)		$273,646,074
Other Assets in Excess of Liabilities – 2.8%	(d)		7,823,765
Net Assets – 100.0%			$281,469,839

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $805,200 of cash pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	61	September 18, 2020	$9,227,402	$9,425,110	$197,709	$127,854
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated High Income Bond Portfolio seeks high current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody’s.
Performance as of June 30, 2020
Average Annual returns
One year	0.48%
Five years	4.47%
Ten years	6.33%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.80% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -3.77% versus -4.84% for its benchmark, the ICE BofAML U.S. High Yield Constrained Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The high yield market’s negative return for the period was impacted by two main factors. The first factor was the rapid spread of the coronavirus which caused a substantial shock to the economy, as broad sectors were effectively shut down for most of the second calendar quarter. The virus had a substantial negative impact on several sectors in the benchmark, including transportation, leisure, real estate, services, capital goods and financial services. The Portfolio was underweight all these sectors, except capital goods, which benefitted performance. While the Portfolio was overweight the capital goods sector, most of the overweight was in the packaging sub sector, which performed much better than the overall sector. The second factor that negatively impacted the market was the decline in energy prices in response to both a dispute between major energy producing countries and slower economic growth that the coronavirus caused. This led to substantial negative performance in the energy sector of the benchmark. The Portfolio was overweight the energy sector, but strong security selection, mostly in the midstream sub sector, offset the negative sector overweight. (1)
From a quality perspective, the CCC-rated sector was the worst performing sector, while the BB-rated sector, while still negative, was the best performing sector. While the Portfolio was overweight to the underperforming CCC-rated sector, and underweight the outperforming BB-rated sector, strong security selection offset this potential negative quality positioning. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The Portfolio was positively impacted by both security selection and sector allocation during the period. The Portfolio benefited from strong security selection in the capital goods, services, energy, basic industry, telecommunications and insurance industry sectors. The Portfolio was negatively impacted by poor security selection in the retail sector. From a sector allocation standpoint, the Portfolio’s cash holdings were the largest positive, given the negative returns generated in the market. The Portfolio was benefited by its overweight to the outperforming healthcare and media sectors. The Portfolio was negatively impacted by its underweight to the strong performing consumer goods and telecommunication sectors. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.   Contributors:
Bombardier, Inc. – The company manufacturers business and regional jets and trains. The company’s securities underperformed during the period and we had no exposure. We have been uncomfortable with the company’s operating fundamentals. (1)
Hertz Global Holdings, Inc. – the company is a large rental car company which filed for bankruptcy protection during the period. We had no exposure. We had both management concerns, as well as concerns about the economic cyclicality of the business. The COVID-19 crisis had a major impact on the business. (1)
Intelsat Jackson Holdings SA – the company is a global provider of fixed satellite services. Their recent high capital expenditure program to build a new fleet of satellites along with high interest payments had led to several years of no free cash flow, and filed for Chapter 11 reorganization in May. We were underweight the security relative to the benchmark, which aided returns. (1)
Detractors:
Party City Holdings, Inc. – The company is a wholesaler and retailer of party goods. The company was negatively impacted by the shutdown in retail stores and by a decline in “gatherings” related to the coronavirus.  (1)
Callon Petroleum Co. – The company was negatively impacted by the decline in oil prices during the period. (1)
Oasis Petroleum, Inc. - The company was negatively impacted by the decline in oil prices during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Corporate Bonds (4)	95.0
Common Stocks (4)	0.1
Money Market Funds and Other Net Assets	4.9
100.0

Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	HUB International Ltd. 7.000%, 05/01/2026	1.2
2.	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 03/01/2030	1.1
3.	1011778 B.C. ULC / New Red Finance, Inc. 5.000%, 10/15/2025	0.9
4.	Allied Universal Holdco LLC / Allied Universal Finance Corp. 9.750%, 07/15/2027	0.9
5.	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/2025	0.9
6.	Altice France SA 7.375%, 05/01/2026	0.8
7.	Clarios Global LP / Clarios U.S. Finance Co. 8.500%, 05/15/2027	0.8
8.	Sprint Corp. 7.625%, 02/15/2025	0.7
9.	Standard Industries, Inc. 5.000%, 02/15/2027	0.7
10.	ARD Finance SA 6.500%,7.250% PIK, 06/30/2027	0.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds):

% of Net Assets
Communication Services	17.9
Health Care	13.5
Energy	12.8
Consumer Discretionary	11.0
Industrials	10.8
Materials	9.7
Financials	8.7
Utilities	4.0
Information Technology	3.2
Consumer Staples	3.1
Real Estate	0.4
95.1

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds–95.0%		Rate	Maturity	Face Amount	Value
Communication Services–17.9%
Altice France SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	$1,275,000	$ 1,331,023
AMC Networks, Inc. (Media)		5.000%	04/01/2024	600,000	594,000
AMC Networks, Inc. (Media)		4.750%	08/01/2025	225,000	221,063
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.875%	05/01/2027	900,000	939,105
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	650,000	671,125
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	06/01/2029	175,000	184,625
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.750%	03/01/2030	1,750,000	1,790,582
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	250,000	255,125
CSC Holdings LLC (Media)	(a)	5.375%	07/15/2023	375,000	380,325
CSC Holdings LLC (Media)		5.250%	06/01/2024	375,000	398,201
CSC Holdings LLC (Media)	(a)	7.750%	07/15/2025	525,000	545,948
CSC Holdings LLC (Media)	(a)	6.625%	10/15/2025	300,000	311,625
CSC Holdings LLC (Media)	(a)	5.500%	04/15/2027	1,100,000	1,144,550
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	550,000	600,188
CSC Holdings LLC (Media)	(a)	5.750%	01/15/2030	200,000	208,898
CSC Holdings LLC (Media)	(a)	4.125%	12/01/2030	200,000	198,262
CSC Holdings LLC (Media)	(a)	4.625%	12/01/2030	300,000	291,408
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	100,000	92,375
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	5.375%	08/15/2026	400,000	289,936
Diamond Sports Group LLC / Diamond Sports Finance Co. (Media)	(a)	6.625%	08/15/2027	525,000	281,400
DISH DBS Corp. (Media)		5.875%	11/15/2024	250,000	248,518
DISH DBS Corp. (Media)		7.750%	07/01/2026	825,000	874,591
Dolya Holdco 18 DAC (Media)	(a)	5.000%	07/15/2028	500,000	493,600
Entercom Media Corp. (Media)	(a)	7.250%	11/01/2024	575,000	500,250
Entercom Media Corp. (Media)	(a)	6.500%	05/01/2027	400,000	359,000
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	750,000	747,187
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	41,769	41,351
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	950,707	871,199
iHeartCommunications, Inc. (Media)	(a)	5.250%	08/15/2027	200,000	191,500
iHeartCommunications, Inc. (Media)	(a)	4.750%	01/15/2028	100,000	92,250
Intelsat Jackson Holdings SA (Acquired 05/15/2018, Cost $259,500) (Diversified Telecom. Svs.)	(b)	5.500%	08/01/2023	300,000	170,910
Intelsat Jackson Holdings SA (Acquired 09/06/2018 through 10/02/2018, Cost $326,688) (Diversified Telecom. Svs.)	(a)(b)	8.500%	10/15/2024	325,000	195,406
Intelsat Jackson Holdings SA (Acquired 06/19/2017, Cost $350,000) (Diversified Telecom. Svs.)	(a)(b)	9.750%	07/15/2025	350,000	215,005
Lamar Media Corp. (Media)	(a)	4.875%	01/15/2029	125,000	125,625
Match Group, Inc. (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	450,000	468,248
Match Group, Inc. (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	75,000	75,836
Match Group, Inc. (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	425,000	416,101
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	08/01/2024	950,000	957,125
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	07/15/2027	300,000	300,018
Rackspace Hosting, Inc. (Interactive Media & Svs.)	(a)	8.625%	11/15/2024	875,000	890,750
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	400,000	379,000
Sinclair Television Group, Inc. (Media)	(a)	5.625%	08/01/2024	525,000	504,000
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	400,000	394,000
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	75,000	68,250
Sirius XM Radio, Inc. (Media)	(a)	3.875%	08/01/2022	125,000	125,781
Sirius XM Radio, Inc. (Media)	(a)	4.625%	05/15/2023	425,000	427,338
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	75,000	77,025
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	725,000	748,736
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	75,000	76,937
Sirius XM Radio, Inc. (Media)	(a)	4.125%	07/01/2030	475,000	468,569
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	625,000	761,687
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	1,100,000	1,269,125
TEGNA, Inc. (Media)	(a)	4.625%	03/15/2028	300,000	276,000
TEGNA, Inc. (Media)	(a)	5.000%	09/15/2029	625,000	588,875
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	800,000	834,000
Terrier Media Buyer, Inc. (Media)	(a)	8.875%	12/15/2027	875,000	838,906
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	325,000	332,053
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	125,000	128,438
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.125%	04/15/2025	675,000	690,187
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	339,583
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	200,000	195,270
Virgin Media Secured Finance PLC (Media)	(a)	4.500%	08/15/2030	200,000	200,125
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	125,000	126,256
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	539,000	547,780
Ziggo Bond Co. B.V. (Diversified Telecom. Svs.)	(a)	6.000%	01/15/2027	625,000	634,375
					29,996,530
Consumer Discretionary–11.0%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	10/15/2025	1,600,000	1,592,000
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	675,000	556,875

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Adient U.S. LLC (Auto Components)	(a)	9.000%	04/15/2025	$ 25,000	$ 26,930
Adient U.S. LLC (Auto Components)	(a)	7.000%	05/15/2026	75,000	77,625
American Axle & Manufacturing, Inc. (Auto Components)		6.500%	04/01/2027	600,000	582,372
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	175,000	172,375
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	6.375%	05/01/2025	275,000	283,973
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		4.750%	06/01/2026	375,000	360,937
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	475,000	451,250
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	8.625%	06/01/2025	50,000	52,250
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.375%	04/01/2026	525,000	498,750
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.000%	08/15/2026	175,000	162,750
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	4.750%	12/01/2027	75,000	64,364
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	175,000	152,250
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	125,000	128,906
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	1,300,000	1,306,435
Colt Merger Sub, Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	07/01/2025	50,000	50,250
Colt Merger Sub, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	325,000	322,465
Colt Merger Sub, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	350,000	340,375
Dana Financing Luxembourg SARL (Auto Components)	(a)	6.500%	06/01/2026	725,000	750,375
Dana, Inc. (Auto Components)		5.375%	11/15/2027	100,000	99,250
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)		6.000%	04/01/2025	500,000	520,520
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)		6.000%	09/15/2026	200,000	216,064
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	825,000	817,088
Goodyear Tire & Rubber Co. / The (Auto Components)		5.000%	05/31/2026	175,000	163,013
Goodyear Tire & Rubber Co. / The (Auto Components)		4.875%	03/15/2027	200,000	183,200
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	05/01/2025	25,000	24,906
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		5.125%	05/01/2026	525,000	522,706
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.750%	05/01/2028	25,000	25,250
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.875%	01/15/2030	150,000	147,750
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	4.750%, 5.500% PIK	09/15/2026	550,000	539,000
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	6.000%, 6.750% PIK	05/15/2027	400,000	406,500
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	475,000	479,750
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	06/01/2026	300,000	307,500
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	525,000	538,125
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	06/15/2025	100,000	98,008
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	05/01/2025	400,000	396,032
MGM Resorts International (Hotels, Restaurants & Leisure)		4.625%	09/01/2026	823,000	748,930
Michaels Stores, Inc. (Specialty Retail)	(a)	8.000%	07/15/2027	400,000	347,648
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	600,000	498,000
Newell Brands, Inc. (Household Durables)		4.875%	06/01/2025	100,000	104,728
Party City Holdings, Inc. (Specialty Retail)	(a)	6.125%	08/15/2023	625,000	134,375
Party City Holdings, Inc. (Specialty Retail)	(a)	6.625%	08/01/2026	600,000	129,000
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	750,000	670,312
Six Flags Theme Parks, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	07/01/2025	50,000	51,688
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	925,000	975,061
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	775,000	682,000
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	4.500%	02/15/2028	75,000	63,000
VOC Escrow Ltd. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/15/2028	325,000	241,312
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.500%	05/15/2025	75,000	77,344
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.625%	03/15/2027	75,000	77,250
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	04/15/2026	200,000	192,500
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	7.750%	04/01/2025	50,000	53,938
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	(a)	4.750%	01/15/2030	75,000	76,125
					18,541,380
Consumer Staples–3.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)		6.625%	06/15/2024	750,000	768,750
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)		5.750%	03/15/2025	725,000	740,863
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	103,177
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	200,000	205,750
Energizer Holdings, Inc. (Household Products)	(a)	5.500%	06/15/2025	125,000	127,026
Energizer Holdings, Inc. (Household Products)	(a)	6.375%	07/15/2026	175,000	180,943
Energizer Holdings, Inc. (Household Products)	(a)	7.750%	01/15/2027	150,000	159,940
Energizer Holdings, Inc. (Household Products)	(a)	4.750%	06/15/2028	150,000	147,146
Kraft Heinz Foods Co. (Food Products)		4.375%	06/01/2046	425,000	417,662
Lamb Weston Holdings, Inc. (Food Products)	(a)	4.875%	05/15/2028	100,000	105,951

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
Post Holdings, Inc. (Food Products)	(a)	5.000%	08/15/2026	$ 975,000	$ 978,656
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	550,000	569,250
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	725,000	688,750
					5,193,864
Energy–12.8%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	09/15/2024	575,000	489,894
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	225,000	177,750
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/15/2028	625,000	493,750
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2023	400,000	256,000
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	625,000	588,750
Archrock Partners LP / Archrock Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	04/01/2028	125,000	114,413
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	10.000%	04/01/2022	200,000	170,500
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	225,000	144,000
Berry Petroleum Co. LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	325,000	263,250
Buckeye Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.125%	03/01/2025	175,000	167,872
Buckeye Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.500%	03/01/2028	400,000	376,000
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.125%	10/01/2024	425,000	144,500
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	450,000	157,500
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	07/01/2026	225,000	74,250
Centennial Resource Production LLC (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/01/2027	350,000	185,500
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		5.250%	10/01/2025	900,000	897,030
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)		4.500%	10/01/2029	125,000	121,875
Chesapeake Energy Corp. (Acquired 12/06/2016 through 09/17/2018, Cost $1,076,753) (Oil, Gas & Consumable Fuels)	(a)(b)	11.500%	01/01/2025	752,000	78,960
CNX Midstream Partners LP / CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	725,000	667,000
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.375%	01/15/2028	225,000	198,049
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	600,000	537,750
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.625%	07/15/2025	200,000	201,564
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	150,000	144,000
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	900,000	936,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Acquired 11/17/2016 through 07/27/2018, Cost $548,719) (Oil, Gas & Consumable Fuels)	(a)(b)	8.000%	11/29/2024	550,000	11,000
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.750%	07/15/2023	175,000	176,531
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.000%	07/01/2025	225,000	227,250
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)	(a)	6.500%	07/01/2027	325,000	332,907
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	300,000	285,750
EQT Corp. (Oil, Gas & Consumable Fuels)		4.875%	11/15/2021	100,000	97,970
EQT Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/01/2025	400,000	398,608
EQT Corp. (Oil, Gas & Consumable Fuels)		7.000%	02/01/2030	50,000	51,502
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.000%	10/15/2024	75,000	38,250
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/15/2025	275,000	137,171
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	01/15/2026	125,000	60,156
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	300,000	288,726
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	225,000	214,312
Jagged Peak Energy LLC (Oil, Gas & Consumable Fuels)		5.875%	05/01/2026	300,000	291,000
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.250%	01/15/2026	75,000	46,125
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	7.500%	01/15/2028	75,000	46,125
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	875,000	845,731
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	625,000	103,125
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.250%	05/01/2026	75,000	12,375
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		2.900%	08/15/2024	300,000	256,500
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.500%	06/15/2025	275,000	232,375
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	175,000	175,656
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	425,000	424,469
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	325,000	278,171
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.300%	08/15/2039	125,000	86,214
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.100%	02/15/2047	150,000	101,063
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.400%	08/15/2049	150,000	104,282
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.250%	08/15/2025	75,000	72,026
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2027	100,000	98,500
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	200,000	186,000
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	200,000	182,000
Precision Drilling Corp. (Energy Equip. & Svs.)		7.750%	12/15/2023	350,000	239,750
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	100,000	61,000
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	75,000	49,500
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.625%	03/01/2026	400,000	254,000
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	500,000	375,175

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Energy (continued)
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	$ 100,000	$ 34,500
SESI LLC (Energy Equip. & Svs.)		7.750%	09/15/2024	825,000	301,125
Shelf Drilling Holdings Ltd. (Oil, Gas & Consumable Fuels)	(a)	8.250%	02/15/2025	500,000	225,000
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	175,000	94,500
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	100,000	53,000
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	350,000	176,008
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.625%	01/15/2027	25,000	12,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	825,000	544,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.750%	04/15/2025	250,000	140,000
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2026	75,000	72,750
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/15/2028	350,000	347,431
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	150,000	147,719
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	150,000	148,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	700,000	675,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	07/15/2027	25,000	25,063
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2028	525,000	493,699
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	03/01/2030	475,000	458,669
Tervita Corp. (Energy Equip. & Svs.)	(a)	7.625%	12/01/2021	450,000	353,250
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	225,000	217,125
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	09/01/2027	100,000	94,980
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	775,000	748,844
Ultra Resources, Inc. (Acquired 05/02/2017 through 07/18/2017, Cost $200,000) (Oil, Gas & Consumable Fuels)	(a)(b)	7.125%	04/15/2025	200,000	500
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.000%	07/01/2022	100,000	99,680
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.650%	07/01/2026	50,000	47,890
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	175,000	164,500
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.050%	02/01/2030	150,000	144,366
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.450%	04/01/2044	75,000	62,460
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	750,000	608,437
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	100,000	81,000
Whiting Petroleum Corp. (Acquired 06/10/2016 through 01/12/2017, Cost $410,406) (Oil, Gas & Consumable Fuels)	(b)	6.250%	04/01/2023	425,000	73,844
Whiting Petroleum Corp. (Acquired 12/12/2017 through 10/16/2018, Cost $326,875) (Oil, Gas & Consumable Fuels)	(b)	6.625%	01/15/2026	325,000	57,688
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	06/01/2026	75,000	72,750
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.250%	10/15/2027	200,000	186,837
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.875%	06/15/2028	25,000	23,938
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		4.500%	01/15/2030	125,000	110,451
					21,526,206
Financials–8.7%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	6.750%	10/15/2027	625,000	622,887
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	900,000	945,000
Ardonagh Midco 2 PLC (Insurance)	(a)	11.500%, 12.750% PIK	01/15/2027	300,000	301,500
Ardonagh Midco 3 PLC (Insurance)	(a)	8.625%	07/15/2023	225,000	235,013
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	675,000	675,000
Atotech Alpha 2 B.V. (Diversified Financial Svs.)	(a)(c)	8.750%, 9.500% PIK	06/01/2023	250,000	249,375
Atotech Alpha 3 B.V. / Alpha U.S. Bidco, Inc. (Diversified Financial Svs.)	(a)	6.250%	02/01/2025	575,000	566,375
Ford Motor Credit Co. LLC (Consumer Finance)		3.336%	03/18/2021	325,000	321,656
Ford Motor Credit Co. LLC (Consumer Finance)		3.813%	10/12/2021	300,000	295,890
Ford Motor Credit Co. LLC (Consumer Finance)		3.096%	05/04/2023	400,000	379,080
Ford Motor Credit Co. LLC (Consumer Finance)		4.063%	11/01/2024	375,000	357,581
Ford Motor Credit Co. LLC (Consumer Finance)		5.125%	06/16/2025	200,000	200,456
Ford Motor Credit Co. LLC (Consumer Finance)		4.389%	01/08/2026	225,000	213,328
Ford Motor Credit Co. LLC (Consumer Finance)		4.271%	01/09/2027	450,000	420,750
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	300,000	292,614
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	275,000	283,077
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	2,075,000	2,075,000
Navient Corp. (Consumer Finance)		6.125%	03/25/2024	175,000	166,250
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	775,000	728,019
Navient Corp. (Consumer Finance)		6.750%	06/25/2025	175,000	167,344
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	125,000	116,250
Navient Corp. (Consumer Finance)		5.000%	03/15/2027	50,000	42,000

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
NFP Corp. (Insurance)	(a)	7.000%	05/15/2025	$ 50,000	$ 52,500
NFP Corp. (Insurance)	(a)	6.875%	07/15/2025	1,025,000	983,600
NFP Corp. (Insurance)	(a)	8.000%	07/15/2025	100,000	97,750
Quicken Loans LLC (Thrifts & Mortgage Finance)	(a)	5.750%	05/01/2025	1,075,000	1,098,962
Quicken Loans LLC (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	375,000	390,000
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	6.250%	05/15/2026	200,000	212,000
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	8.250%	11/15/2026	975,000	1,055,896
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,050,000	1,059,187
					14,604,340
Health Care–13.5%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	750,000	750,262
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	400,000	407,072
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.500%	07/01/2028	25,000	25,063
Air Medical Group Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	05/15/2023	725,000	667,000
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	6.000%	10/01/2024	125,000	130,625
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	9.000%	10/01/2025	975,000	1,050,562
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	525,000	557,156
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	03/01/2023	53,000	52,680
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.875%	05/15/2023	39,000	38,903
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.000%	03/15/2024	225,000	233,438
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	1,050,000	1,064,983
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	200,000	204,412
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	425,000	457,814
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.750%	08/15/2027	175,000	185,500
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	01/30/2028	175,000	164,761
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	7.250%	05/30/2029	525,000	550,793
Centene Corp. (Health Care Providers & Svs.)		4.750%	01/15/2025	325,000	332,693
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	06/01/2026	425,000	440,580
Centene Corp. (Health Care Providers & Svs.)	(a)	5.375%	08/15/2026	225,000	234,047
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	725,000	748,135
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	425,000	449,977
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	50,000	50,486
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	5.500%	04/01/2026	225,000	234,000
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.250%	03/31/2023	775,000	730,019
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.625%	01/15/2024	50,000	48,894
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	6.625%	02/15/2025	100,000	94,000
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.000%	03/15/2026	200,000	189,040
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	9.500%	07/31/2027	361,000	381,830
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	06/30/2028	552,000	356,040
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	900,000	964,125
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	325,000	356,688
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	100,000	108,875
HCA, Inc. (Health Care Providers & Svs.)		5.625%	09/01/2028	425,000	474,049
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	500,000	481,469
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	10/15/2026	300,000	308,610
IQVIA, Inc. (Life Sciences Tools & Svs.)	(a)	5.000%	05/15/2027	300,000	306,882
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	4.625%	06/15/2025	275,000	279,868
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	5.000%	06/15/2028	200,000	204,750
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	200,000	206,500
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	4.375%	02/15/2027	125,000	118,125
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.625%	10/15/2023	1,275,000	248,625
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.500%	04/15/2025	400,000	66,000
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	325,000	325,000
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	7.125%	06/01/2024	1,250,000	1,162,500
Par Pharmaceutical, Inc. (Pharmaceuticals)	(a)	7.500%	04/01/2027	75,000	76,965
Polaris Intermediate Corp. (Health Care Providers & Svs.)	(a)(c)	8.500%, 9.250% PIK	12/01/2022	375,000	330,000
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	1,150,000	1,184,500
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	9.750%	12/01/2026	650,000	663,000
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	975,000	565,500
Teleflex, Inc. (Health Care Equip. & Supplies)		4.625%	11/15/2027	175,000	185,012
Teleflex, Inc. (Health Care Equip. & Supplies)	(a)	4.250%	06/01/2028	25,000	25,625
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	450,000	446,625
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	125,000	122,491
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7.500%	04/01/2025	50,000	53,125
Tenet Healthcare Corp. (Health Care Providers & Svs.)		5.125%	05/01/2025	525,000	506,735
Tenet Healthcare Corp. (Health Care Providers & Svs.)		7.000%	08/01/2025	375,000	367,534
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.875%	01/01/2026	300,000	293,838
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	11/01/2027	425,000	419,347

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	$ 125,000	$ 130,938
West Street Merger Sub, Inc. (Life Sciences Tools & Svs.)	(a)	6.375%	09/01/2025	925,000	894,937
					22,709,003
Industrials–10.8%
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	6.625%	07/15/2026	150,000	157,500
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	1,400,000	1,475,250
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.875%	05/15/2026	975,000	965,250
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	50,000	48,589
Brink's Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	75,000	76,390
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	850,000	847,152
Cornerstone Building Brands, Inc. (Building Products)	(a)	8.000%	04/15/2026	700,000	705,250
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	6.875%	08/15/2026	225,000	238,500
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	10.250%	02/15/2027	1,025,000	1,137,750
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	175,000	172,375
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	9.500%	11/01/2027	1,103,000	1,166,422
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	150,000	149,234
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.000%	04/15/2022	550,000	548,460
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.500%	02/15/2024	675,000	617,516
Sensata Technologies U.K. Financing Co. PLC (Electrical Equip.)	(a)	6.250%	02/15/2026	200,000	207,500
Sensata Technologies, Inc. (Electrical Equip.)	(a)	4.375%	02/15/2030	225,000	222,750
Standard Industries, Inc. (Building Products)	(a)	6.000%	10/15/2025	150,000	154,391
Standard Industries, Inc. (Building Products)	(a)	5.000%	02/15/2027	1,200,000	1,215,000
Stena International SA (Transportation Infrastructure)	(a)	6.125%	02/01/2025	275,000	262,625
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	1,425,000	1,442,812
TransDigm U.K. Holdings PLC (Aerospace & Defense)		6.875%	05/15/2026	275,000	255,750
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	325,000	312,744
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	350,000	327,282
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	575,000	574,641
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	775,625
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	100,000	87,294
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	175,000	179,375
Trident TPI Holdings, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	665,000
United Rentals North America, Inc. (Trading Companies & Distributors)		5.875%	09/15/2026	100,000	104,800
United Rentals North America, Inc. (Trading Companies & Distributors)		6.500%	12/15/2026	250,000	262,500
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	125,000	128,750
United Rentals North America, Inc. (Trading Companies & Distributors)		3.875%	11/15/2027	100,000	99,750
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	425,000	435,625
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	100,000	103,250
Vertical Holdco GmbH (Building Products)	(a)	7.625%	07/15/2028	200,000	200,000
Vertical U.S. Newco, Inc. (Building Products)	(a)	5.250%	07/15/2027	325,000	325,000
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	275,000	281,760
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	350,000	350,350
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	06/15/2024	550,000	547,365
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	100,000	105,470
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	225,000	237,278
					18,170,325
Information Technology–3.2%
ams AG (Semiconductors & Equip.)	(a)	7.000%	07/31/2025	275,000	272,250
Banff Merger Sub, Inc. (IT Svs.)	(a)	9.750%	09/01/2026	150,000	150,937
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	950,000	984,141
Fair Isaac Corp. (Software)	(a)	4.000%	06/15/2028	75,000	75,188
Gartner, Inc. (IT Svs.)	(a)	5.125%	04/01/2025	200,000	204,810
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	50,000	50,585
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	150,000	152,625
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	228,656
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	8.125%	04/15/2025	25,000	26,500
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	5.750%	09/01/2027	275,000	275,000
Nuance Communications, Inc. (Software)		5.625%	12/15/2026	150,000	156,000
PTC, Inc. (Software)	(a)	4.000%	02/15/2028	125,000	124,070
Qorvo, Inc. (Semiconductors & Equip.)	(a)	4.375%	10/15/2029	250,000	256,020
RP Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	1,025,000	1,022,437
Science Applications International Corp. (IT Svs.)	(a)	4.875%	04/01/2028	25,000	24,922
Sophia LP / Sophia Finance, Inc. (Software)	(a)	9.000%	09/30/2023	225,000	227,250
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	775,000	789,252
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.625%	10/01/2025	400,000	396,752
					5,417,395
Materials–9.6%
ARD Finance SA (Containers & Packaging)	(a)(c)	6.500%, 7.250% PIK	06/30/2027	1,200,000	1,187,250

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	02/15/2025	$ 250,000	$ 255,938
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	275,000	269,946
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(a)	5.250%	08/15/2027	200,000	196,324
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV (Chemicals)	(a)	4.750%	06/15/2027	150,000	150,780
Berry Global, Inc. (Containers & Packaging)		5.500%	05/15/2022	269,000	269,404
Berry Global, Inc. (Containers & Packaging)		6.000%	10/15/2022	37,000	37,093
Berry Global, Inc. (Containers & Packaging)	(a)	4.875%	07/15/2026	325,000	329,875
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	275,000	282,562
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	775,000	780,812
Coeur Mining, Inc. (Metals & Mining)		5.875%	06/01/2024	500,000	480,000
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	900,000	902,250
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	200,000	210,000
Crown Americas LLC / Crown Americas Capital Corp. VI (Containers & Packaging)		4.750%	02/01/2026	275,000	280,233
Element Solutions, Inc. (Chemicals)	(a)	5.875%	12/01/2025	450,000	454,359
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	1,150,000	1,109,750
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	750,000	727,500
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	225,000	226,055
Freeport-McMoRan, Inc. (Metals & Mining)		4.125%	03/01/2028	175,000	169,750
Freeport-McMoRan, Inc. (Metals & Mining)		5.250%	09/01/2029	125,000	128,181
Freeport-McMoRan, Inc. (Metals & Mining)		4.250%	03/01/2030	150,000	145,500
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	450,000	444,797
Graphic Packaging International LLC (Containers & Packaging)	(a)	4.750%	07/15/2027	150,000	158,250
Graphic Packaging International LLC (Containers & Packaging)	(a)	3.500%	03/15/2028	100,000	99,220
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	475,000	432,250
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.250%	01/15/2023	150,000	147,750
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.625%	01/15/2025	450,000	430,875
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(a)	9.000%	07/01/2028	50,000	52,125
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	900,000	875,250
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	300,000	294,656
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	1,250,000	1,133,462
Nouryon Holding B.V. (Chemicals)	(a)	8.000%	10/01/2026	800,000	818,952
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.875%	08/15/2023	225,000	232,313
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	175,000	176,750
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	600,000	634,500
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	50,000	52,000
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	125,000	125,938
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Containers & Packaging)	(a)	7.000%	07/15/2024	475,000	476,335
Sealed Air Corp. (Containers & Packaging)	(a)	4.000%	12/01/2027	175,000	175,000
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	350,000	374,062
Trivium Packaging Finance BV (Containers & Packaging)	(a)	5.500%	08/15/2026	200,000	201,750
W.R. Grace & Co-Conn (Chemicals)	(a)	4.875%	06/15/2027	175,000	177,280
					16,107,077
Real Estate–0.4%
Cushman & Wakefield U.S. Borrower LLC (Real Estate Mgmt. & Development)	(a)	6.750%	05/15/2028	200,000	208,500
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	3.500%	02/15/2025	25,000	23,500
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	225,000	215,908
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	3.750%	02/15/2027	50,000	47,000
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.625%	12/01/2029	175,000	170,625
					665,533
Utilities–4.0%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	800,000	844,000
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	100,000	105,750
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	675,000	681,608
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	150,000	151,457
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	4.500%	02/15/2028	350,000	343,000
DPL, Inc. (Electric Utilities)	(a)	4.125%	07/01/2025	75,000	75,021
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022	225,000	189,000
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	06/15/2023	150,000	123,750
NRG Energy, Inc. (Electric Utilities)		7.250%	05/15/2026	750,000	791,250
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	250,000	261,250
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	425,000	420,750
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.875%	03/01/2027	600,000	594,000
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	1,125,000	1,175,625
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	225,000	230,207

(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Utilities (continued)
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.625%	02/15/2027	$ 400,000	$ 410,792
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	07/31/2027	375,000	381,281
					6,778,741
Total Corporate Bonds (Cost $169,698,080)					$159,710,394

Common Stocks–0.1%		Shares	Value
Communication Services–0.0%
iHeartMedia, Inc. Class A (Media)	(d)	7,387	$ 61,681
Materials–0.1%
Hexion Holdings Corp. Class B (Chemicals)	(d)	10,888	73,494
Total Common Stocks (Cost $498,022)			$ 135,175

Money Market Funds–4.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(e)	7,084,720	$ 7,087,554
Total Money Market Funds (Cost $7,088,113)			$ 7,087,554
Total Investments – 99.3% (Cost $177,284,215)	(f)		$166,933,123
Other Assets in Excess of Liabilities – 0.7%			1,158,360
Net Assets – 100.0%			$168,091,483

Percentages are stated as a percent of net assets.

Abbreviations:
PIK:	Payment-in-Kind

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2020, the value of these securities totaled $110,752,252, or 65.9% of the Portfolio’s net assets.
(b)	Represents a security that is in default and deemed to be non-income producing.
(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)	Non-income producing security.
(e)	Rate represents the seven-day yield at June 30, 2020.
(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)
Objective/Strategy
The ON Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
Performance as of June 30, 2020
Average Annual returns
One year	33.22%
Five years	19.03%
Ten years	20.06%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.42% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned 16.69% versus 16.89% for its benchmark, the Nasdaq-100® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy during the six-month period that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Four of the eight benchmark sectors had positive returns for the period. Information Technology and Consumer Discretionary were the largest contributors to the return of the Portfolio and its benchmark. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to or detracted from the Portfolio’s benchmark-relative performance. Benchmark constituents that contributed the most to Portfolio and benchmark returns were Amazon.com, Inc., Microsoft Corp. and Apple, Inc. Comcast Corp. and Marriott International, Inc. Class A were leading detractors. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini Nasdaq-100 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.  (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?
A.  In January 2020, the team added another index analyst, Amruta Joshi. There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	101.4
Rights (4)	0.0
Less Net Liabilities	(1.4)
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Apple, Inc.	12.2
2.	Microsoft Corp.	11.9
3.	Amazon.com, Inc.	10.7
4.	Facebook, Inc. Class A	4.2
5.	Alphabet, Inc. Class A	3.8
6.	Alphabet, Inc. Class C	3.7
7.	Intel Corp.	2.5
8.	NVIDIA Corp.	2.3
9.	Adobe, Inc.	2.1
10.	PayPal Holdings, Inc.	2.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	49.0
Communication Services	20.0
Consumer Discretionary	17.3
Health Care	7.4
Consumer Staples	5.0
Industrials	2.0
Utilities	0.7
101.4

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–101.4%		Shares	Value
Communication Services–20.0%
Activision Blizzard, Inc. (Entertainment)		26,643	$ 2,022,204
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	9,319	13,214,808
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	9,125	12,899,191
Baidu, Inc. – ADR (Interactive Media & Svs.)	(a)	9,510	1,140,154
Charter Communications, Inc. Class A (Media)	(a)	7,140	3,641,686
Comcast Corp. Class A (Media)		157,519	6,140,091
Electronic Arts, Inc. (Entertainment)	(a)	9,983	1,318,255
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	65,181	14,800,650
Fox Corp. Class A (Media)		11,922	319,748
Fox Corp. Class B (Media)		8,972	240,808
Liberty Global PLC Class A (Media)	(a)	6,342	138,636
Liberty Global PLC Class C (Media)	(a)	14,127	303,872
NetEase, Inc. – ADR (Entertainment)		2,562	1,100,071
Netflix, Inc. (Entertainment)	(a)	15,208	6,920,248
Sirius XM Holdings, Inc. (Media)		151,138	887,180
Take-Two Interactive Software, Inc. (Entertainment)	(a)	3,944	550,464
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	42,731	4,450,434
			70,088,500
Consumer Discretionary–17.3%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	13,520	37,299,246
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	1,416	2,254,753
Dollar Tree, Inc. (Multiline Retail)	(a)	8,223	762,108
eBay, Inc. (Internet & Direct Marketing Retail)		24,302	1,274,640
Expedia Group, Inc. (Internet & Direct Marketing Retail)		4,661	383,134
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a)	32,100	1,931,778
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4,300	1,341,643
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		11,198	960,004
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	(a)	1,719	1,694,539
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	2,566	1,082,005
Ross Stores, Inc. (Specialty Retail)		12,282	1,046,918
Starbucks Corp. (Hotels, Restaurants & Leisure)		40,424	2,974,802
Tesla, Inc. (Automobiles)	(a)	6,410	6,921,582
Trip.com Group Ltd. – ADR (Internet & Direct Marketing Retail)	(a)	18,043	467,675
Ulta Beauty, Inc. (Specialty Retail)	(a)	1,938	394,228
			60,789,055
Consumer Staples–5.0%
Costco Wholesale Corp. (Food & Staples Retailing)		15,265	4,628,501
Kraft Heinz Co. / The (Food Products)		42,267	1,347,894
Mondelez International, Inc. Class A (Food Products)		49,345	2,523,010
Monster Beverage Corp. (Beverages)	(a)	18,206	1,262,040
PepsiCo, Inc. (Beverages)		47,974	6,345,041
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		30,341	1,286,155
			17,392,641
Health Care–7.4%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	7,623	855,606
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	2,729	748,947
Amgen, Inc. (Biotechnology)		20,338	4,796,921
Biogen, Inc. (Biotechnology)	(a)	5,643	1,509,785
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	6,268	773,095
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Cerner Corp. (Health Care Technology)		10,546	$ 722,928
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	3,193	1,294,442
Gilead Sciences, Inc. (Biotechnology)		43,372	3,337,042
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,934	968,689
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	5,083	1,882,489
Incyte Corp. (Biotechnology)	(a)	7,536	783,518
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	4,034	2,298,694
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,487	2,174,668
Seattle Genetics, Inc. (Biotechnology)	(a)	5,981	1,016,291
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	8,961	2,601,468
			25,764,583
Industrials–2.0%
Cintas Corp. (Commercial Svs. & Supplies)		3,594	957,298
Copart, Inc. (Commercial Svs. & Supplies)	(a)	8,132	677,152
CoStar Group, Inc. (Professional Svs.)	(a)	1,348	957,983
CSX Corp. (Road & Rail)		26,487	1,847,203
Fastenal Co. (Trading Companies & Distributors)		19,860	850,802
PACCAR, Inc. (Machinery)		11,934	893,260
Verisk Analytics, Inc. (Professional Svs.)		5,603	953,631
			7,137,329
Information Technology–49.0%
Adobe, Inc. (Software)	(a)	16,658	7,251,394
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	40,499	2,130,652
Analog Devices, Inc. (Semiconductors & Equip.)		12,742	1,562,679
ANSYS, Inc. (Software)	(a)	2,954	861,770
Apple, Inc. (Tech. Hardware, Storage & Periph.)		117,490	42,860,352
Applied Materials, Inc. (Semiconductors & Equip.)		31,701	1,916,325
ASML Holding N.V. (Semiconductors & Equip.)		2,656	977,488
Autodesk, Inc. (Software)	(a)	7,580	1,813,060
Automatic Data Processing, Inc. (IT Svs.)		14,871	2,214,143
Broadcom, Inc. (Semiconductors & Equip.)		13,826	4,363,624
Cadence Design Systems, Inc. (Software)	(a)	9,640	925,054
CDW Corp. (Electronic Equip., Instr. & Comp.)		4,925	572,187
Check Point Software Technologies Ltd. (Software)	(a)	4,937	530,382
Cisco Systems, Inc. (Communications Equip.)		146,005	6,809,673
Citrix Systems, Inc. (Software)		4,275	632,315
Cognizant Technology Solutions Corp. Class A (IT Svs.)		18,684	1,061,625
DocuSign, Inc. (Software)	(a)	6,331	1,090,262
Fiserv, Inc. (IT Svs.)	(a)	23,162	2,261,074
Intel Corp. (Semiconductors & Equip.)		146,388	8,758,394
Intuit, Inc. (Software)		9,019	2,671,338
KLA-Tencor Corp. (Semiconductors & Equip.)		5,358	1,042,024
Lam Research Corp. (Semiconductors & Equip.)		5,022	1,624,416
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		9,227	559,248
Microchip Technology, Inc. (Semiconductors & Equip.)		8,468	891,765
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	38,475	1,982,232
Microsoft Corp. (Software)		205,559	41,833,312
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		7,605	337,434
NVIDIA Corp. (Semiconductors & Equip.)		21,264	8,078,406
NXP Semiconductors N.V. (Semiconductors & Equip.)		9,646	1,100,030
Paychex, Inc. (IT Svs.)		12,385	938,164

(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
PayPal Holdings, Inc. (IT Svs.)	(a)	40,600	$ 7,073,738
QUALCOMM, Inc. (Semiconductors & Equip.)		38,898	3,547,887
Skyworks Solutions, Inc. (Semiconductors & Equip.)		5,781	739,159
Splunk, Inc. (Software)	(a)	5,491	1,091,062
Synopsys, Inc. (Software)	(a)	5,210	1,015,950
Texas Instruments, Inc. (Semiconductors & Equip.)		31,727	4,028,377
VeriSign, Inc. (IT Svs.)	(a)	4,005	828,354
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		10,330	456,070
Workday, Inc. Class A (Software)	(a)	6,017	1,127,345
Xilinx, Inc. (Semiconductors & Equip.)		8,429	829,329
Zoom Video Communications, Inc. Class A (Software)	(a)	5,794	1,469,011
			171,857,104
Common Stocks (Continued)	Shares	Value
Utilities–0.7%
Exelon Corp. (Electric Utilities)	33,692	$ 1,222,683
Xcel Energy, Inc. (Electric Utilities)	18,162	1,135,125
		2,357,808
Total Common Stocks (Cost $237,658,580)		$355,387,020

Rights –0.0%		Quantity	Value
Communication Services–0.0%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	2,150	$ 361
Total Rights (Cost $795)			$ 361
Total Investments – 101.4% (Cost $237,659,375)	(b)		$355,387,381
Liabilities in Excess of Other Assets – (1.4)%	(c)		(4,845,188)
Net Assets – 100.0%			$350,542,193

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(c)	Includes $135,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	9	September 18, 2020	$1,787,425	$1,826,505	$39,080	$31,320
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Core Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.
Performance as of June 30, 2020
Average Annual returns
One year	5.62%
Five years	7.91%
Ten years	12.50%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.74% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -2.76% versus -3.08% for its benchmark, the S&P 500® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  U.S. equity markets experienced quite a volatile period during the six months ended June 30, 2020. This was largely driven by the impact of the spread of the COVID-19 pandemic across the country. This was met by an unparalleled drawdown in equity markets, followed by the government instructing shelter in place, unprecedented stimulus packages and more recently, plans to re-open economies. These latter actions have helped U.S. equities rebound, nearly recovering from the losses seen over the first quarter. Despite the volatile market backdrop, the Portfolio was able to outperform its benchmark. The out-performance was mainly driven by sentiment and fundamental quality-based insights, while fundamental value measures lagged. Trend based sentiment measures that evaluate analyst text were most additive during the period. Traditional quality insights, such as insights with a preference for lower volatility securities, were also able to drive meaningful gains. Less-traditional, fundamental quality measures, including Environmental, Social, and Governance (“ESG”) related insights, also provided gains. Specifically, an insight that looks to capture investor flows into ESG-related positions was one of the best performing insights, as it was able to follow the broader sustainability market trend. Elsewhere, macro thematic insights also added value, driven by industry positioning. This was most observable across the Portfolio’s overweight stance in Consumer Discretionary names. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Stock selection in Consumer Discretionary and Information Technology, and Financials were top contributors to relative performance, while stock selection in the Real Estate and Communication Services sectors detracted from performance.  (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s overweight position in Gilead Sciences, Inc., a biopharmaceutical company, was a top contributor to relative performance, as the company announced positive preliminary results of Remdesivir, a potential COVID-19 drug. A remaining overweight in Amazon.com, Inc. was also a top contributor, as many consumers are shopping online due to COVID-19 related lockdowns and closures. (1)
In contrast, an overweight to Real Estate company Park Hotels & Resorts, Inc. was a key detractor from relative performance, with its stock price significantly declining during the second quarter, as travel has come to a near halt due to government-mandated shelter-in-place orders. Further hindering results was an overweight stance in Energy company EOG Resources, Inc., as oil recorded its worst monthly decline in March. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets.  (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	97.9
Rights (4)	0.0
Money Market Funds Less Net Liabilities	2.1
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	7.0
2.	Amazon.com, Inc.	5.5
3.	Apple, Inc.	5.2
4.	Alphabet, Inc. Class A	2.3
5.	Home Depot, Inc. / The	1.8
6.	Berkshire Hathaway, Inc. Class B	1.7
7.	Cisco Systems, Inc.	1.7
8.	NVIDIA Corp.	1.7
9.	Intel Corp.	1.7
10.	Alphabet, Inc. Class C	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	27.4
Health Care	14.2
Consumer Discretionary	11.0
Financials	10.3
Communication Services	10.1
Industrials	7.8
Consumer Staples	7.0
Utilities	3.1
Materials	2.4
Real Estate	2.3
Energy	2.3
97.9

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–97.9%		Shares	Value
Communication Services–10.1%
Activision Blizzard, Inc. (Entertainment)		3,911	$ 296,845
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	6,312	8,950,732
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	4,264	6,027,633
Altice U.S.A., Inc. Class A (Media)	(a)	4,338	97,779
AMC Networks, Inc. Class A (Media)	(a)	2,894	67,691
AT&T, Inc. (Diversified Telecom. Svs.)		93,176	2,816,711
Cable One, Inc. (Media)		23	40,822
CenturyLink, Inc. (Diversified Telecom. Svs.)		20,913	209,757
Charter Communications, Inc. Class A (Media)	(a)	27	13,771
Comcast Corp. Class A (Media)		50,855	1,982,328
Discovery, Inc. Class A (Media)	(a)	11,512	242,903
Electronic Arts, Inc. (Entertainment)	(a)	2,936	387,699
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	26,371	5,988,063
Interpublic Group of Cos., Inc. / The (Media)		66,182	1,135,683
Netflix, Inc. (Entertainment)	(a)	6,397	2,910,891
Sirius XM Holdings, Inc. (Media)		323,686	1,900,037
TEGNA, Inc. (Media)		3,080	34,311
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		26,971	536,184
Twitter, Inc. (Interactive Media & Svs.)	(a)	30,860	919,319
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	18,337	566,063
Verizon Communications, Inc. (Diversified Telecom. Svs.)		48,164	2,655,281
ViacomCBS, Inc. Class A (Media)		2,614	66,918
ViacomCBS, Inc. Class B (Media)		4,260	99,343
Walt Disney Co. / The (Entertainment)		4,385	488,971
Zynga, Inc. Class A (Entertainment)	(a)	10,332	98,567
			38,534,302
Consumer Discretionary–11.0%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	7,614	21,005,656
Best Buy Co., Inc. (Specialty Retail)		7,626	665,521
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6,178	129,120
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	346	40,551
Carnival Corp. (Hotels, Restaurants & Leisure)		2,940	48,275
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		1,788	141,073
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		12,791	969,174
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		1,252	462,539
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		5,812	65,036
Graham Holdings Co. Class B (Diversified Consumer Svs.)		271	92,864
H&R Block, Inc. (Diversified Consumer Svs.)		36,786	525,304
Harley-Davidson, Inc. (Automobiles)		2,360	56,097
Home Depot, Inc. / The (Specialty Retail)		26,963	6,754,501
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		1,767	80,469
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		3,241	43,429
Lowe's Cos., Inc. (Specialty Retail)		23,158	3,129,109
McDonald's Corp. (Hotels, Restaurants & Leisure)		10,119	1,866,652
Melco Resorts & Entertainment Ltd. – ADR (Hotels, Restaurants & Leisure)		8,957	139,013
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		21,736	2,131,215
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	8,470	$ 139,162
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	3,036	92,720
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		4,396	221,119
Target Corp. (Multiline Retail)		6,753	809,887
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		5,865	308,323
TJX Cos., Inc. / The (Specialty Retail)		9,637	487,247
V.F. Corp. (Textiles, Apparel & Luxury Goods)		7,485	456,136
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		2,969	83,666
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		5,257	224,053
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		8,635	750,468
			41,918,379
Consumer Staples–7.0%
Altria Group, Inc. (Tobacco)		2,711	106,407
Anheuser-Busch InBev SA / N.V. – ADR (Beverages)		1,423	70,154
Brown-Forman Corp. Class B (Beverages)		2,287	145,590
Clorox Co. / The (Household Products)		6,351	1,393,219
Coca-Cola Co. / The (Beverages)		41,279	1,844,346
Coca-Cola European Partners PLC (Beverages)		9,263	349,771
Colgate-Palmolive Co. (Household Products)		19,321	1,415,456
Costco Wholesale Corp. (Food & Staples Retailing)		19,671	5,964,444
General Mills, Inc. (Food Products)		42,671	2,630,667
Hershey Co. / The (Food Products)		18,734	2,428,301
Keurig Dr Pepper, Inc. (Beverages)		1,522	43,225
Lancaster Colony Corp. (Food Products)		617	95,629
McCormick & Co., Inc. (Food Products)		987	177,078
Mondelez International, Inc. Class A (Food Products)		7,360	376,317
PepsiCo, Inc. (Beverages)		37,464	4,954,988
Procter & Gamble Co. / The (Household Products)		40,115	4,796,550
			26,792,142
Energy–2.3%
Baker Hughes Co. (Energy Equip. & Svs.)		15,980	245,932
ChampionX Corp. (Energy Equip. & Svs.)	(a)	25,251	246,450
Chevron Corp. (Oil, Gas & Consumable Fuels)		15,800	1,409,834
ConocoPhillips (Oil, Gas & Consumable Fuels)		17,841	749,679
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		28,861	505,933
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		25,905	1,312,347
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		33,227	1,485,912
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		101,495	621,149
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		3,179	38,943
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		3,221	107,002
Phillips 66 (Oil, Gas & Consumable Fuels)		11,047	794,279
Schlumberger Ltd. (Energy Equip. & Svs.)		26,862	493,992
TechnipFMC PLC (Energy Equip. & Svs.)		27,152	185,720
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		5,701	335,333
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		8,663	164,770
			8,697,275

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Financials–10.3%
Aflac, Inc. (Insurance)		10,374	$ 373,775
Allstate Corp. / The (Insurance)		1,064	103,197
Ally Financial, Inc. (Consumer Finance)		38,884	771,070
American Express Co. (Consumer Finance)		11,467	1,091,658
Ameriprise Financial, Inc. (Capital Markets)		3,679	551,997
Bank of America Corp. (Banks)		114,117	2,710,279
Bank of New York Mellon Corp. / The (Capital Markets)		15,709	607,153
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	37,138	6,629,504
Brown & Brown, Inc. (Insurance)		2,358	96,112
CBOE Global Markets, Inc. (Capital Markets)		2,012	187,679
Charles Schwab Corp. / The (Capital Markets)		46,196	1,558,653
Cincinnati Financial Corp. (Insurance)		32,399	2,074,508
Citizens Financial Group, Inc. (Banks)		15,249	384,885
CME Group, Inc. (Capital Markets)		7,696	1,250,908
Comerica, Inc. (Banks)		332	12,649
Cullen / Frost Bankers, Inc. (Banks)		10,943	817,552
E*TRADE Financial Corp. (Capital Markets)		1,285	63,903
FactSet Research Systems, Inc. (Capital Markets)		2,207	724,933
First American Financial Corp. (Insurance)		3,911	187,806
First Horizon National Corp. (Banks)		22,621	225,305
Franklin Resources, Inc. (Capital Markets)		8,811	184,767
Globe Life, Inc. (Insurance)		6,938	515,008
Hanover Insurance Group, Inc. / The (Insurance)		867	87,853
Intercontinental Exchange, Inc. (Capital Markets)		9,608	880,093
Invesco Ltd. (Capital Markets)		4,631	49,830
JPMorgan Chase & Co. (Banks)		49,302	4,637,346
Marsh & McLennan Cos., Inc. (Insurance)		9,926	1,065,755
MGIC Investment Corp. (Thrifts & Mortgage Finance)		10,680	87,469
Moody's Corp. (Capital Markets)		1,078	296,159
Northern Trust Corp. (Capital Markets)		2,831	224,612
Progressive Corp. / The (Insurance)		1,233	98,776
Prudential Financial, Inc. (Insurance)		27,416	1,669,634
Reinsurance Group of America, Inc. (Insurance)		775	60,791
S&P Global, Inc. (Capital Markets)		10,635	3,504,020
State Street Corp. (Capital Markets)		2,573	163,514
T. Rowe Price Group, Inc. (Capital Markets)		4,256	525,616
Unum Group (Insurance)		23,809	394,991
Wells Fargo & Co. (Banks)		159,999	4,095,974
Willis Towers Watson PLC (Insurance)		1,869	368,100
Zions Bancorp N.A. (Banks)		1,844	62,696
			39,396,530
Health Care–14.2%
Abbott Laboratories (Health Care Equip. & Supplies)		27,550	2,518,897
AbbVie, Inc. (Biotechnology)		53,840	5,286,011
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		560	49,487
Amgen, Inc. (Biotechnology)		12,993	3,064,529
Anthem, Inc. (Health Care Providers & Svs.)		6,996	1,839,808
Biogen, Inc. (Biotechnology)	(a)	2,677	716,231
Bristol-Myers Squibb Co. (Pharmaceuticals)		31,618	1,859,138
Cardinal Health, Inc. (Health Care Providers & Svs.)		5,633	293,986
Cigna Corp. (Health Care Providers & Svs.)		3,153	591,660
CVS Health Corp. (Health Care Providers & Svs.)		34,771	2,259,072
Danaher Corp. (Health Care Equip. & Supplies)		3,014	532,966
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	40,441	2,794,878
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	11,967	$ 256,692
Eli Lilly & Co. (Pharmaceuticals)		8,826	1,449,053
Envista Holdings Corp. (Health Care Equip. & Supplies)	(a)	3,553	74,933
Gilead Sciences, Inc. (Biotechnology)		47,887	3,684,426
HCA Healthcare, Inc. (Health Care Providers & Svs.)		2,410	233,915
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	1,664	94,848
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	2,863	945,248
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	86	49,005
Johnson & Johnson (Pharmaceuticals)		27,187	3,823,308
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	1,118	185,711
McKesson Corp. (Health Care Providers & Svs.)		7,071	1,084,833
Medtronic PLC (Health Care Equip. & Supplies)		16,066	1,473,252
Merck & Co., Inc. (Pharmaceuticals)		66,799	5,165,567
Pfizer, Inc. (Pharmaceuticals)		72,563	2,372,810
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,661	303,248
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,473	918,636
Sage Therapeutics, Inc. (Biotechnology)	(a)	3,192	132,723
STERIS PLC (Health Care Equip. & Supplies)		307	47,106
Stryker Corp. (Health Care Equip. & Supplies)		8,257	1,487,829
Teladoc Health, Inc. (Health Care Technology)	(a)	2,000	381,680
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		1,007	364,876
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		18,530	5,465,424
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	1,417	332,173
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		649	147,433
Zoetis, Inc. (Pharmaceuticals)		13,601	1,863,881
			54,145,273
Industrials–7.8%
3M Co. (Industrial Conglomerates)		4,462	696,027
Advanced Drainage Systems, Inc. (Building Products)		967	47,770
AGCO Corp. (Machinery)		4,357	241,639
Allegion PLC (Building Products)		22,961	2,347,073
AMERCO (Road & Rail)		936	282,850
AMETEK, Inc. (Electrical Equip.)		1,230	109,925
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)	(a)	2,067	54,507
Boeing Co. / The (Aerospace & Defense)		1,422	260,653
Carlisle Cos., Inc. (Industrial Conglomerates)		905	108,301
Cintas Corp. (Commercial Svs. & Supplies)		2,217	590,520
CSX Corp. (Road & Rail)		11,239	783,808
Curtiss-Wright Corp. (Aerospace & Defense)		910	81,245
Deere & Co. (Machinery)		6,807	1,069,720
Delta Air Lines, Inc. (Airlines)		23,437	657,408
EMCOR Group, Inc. (Construction & Engineering)		8,393	555,113
Fastenal Co. (Trading Companies & Distributors)		5,243	224,610
FedEx Corp. (Air Freight & Logistics)		769	107,829

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Industrials (continued)
GATX Corp. (Trading Companies & Distributors)		13,928	$ 849,329
Generac Holdings, Inc. (Electrical Equip.)	(a)	1,714	208,988
General Dynamics Corp. (Aerospace & Defense)		2,548	380,824
General Electric Co. (Industrial Conglomerates)		27,658	188,904
HEICO Corp. (Aerospace & Defense)		2,595	258,592
Honeywell International, Inc. (Industrial Conglomerates)		22,378	3,235,635
Hubbell, Inc. (Electrical Equip.)		10,162	1,273,908
Illinois Tool Works, Inc. (Machinery)		13,050	2,281,793
L3Harris Technologies, Inc. (Aerospace & Defense)		5,710	968,816
Lockheed Martin Corp. (Aerospace & Defense)		3,724	1,358,962
MasTec, Inc. (Construction & Engineering)	(a)	11,520	516,902
Mercury Systems, Inc. (Aerospace & Defense)	(a)	485	38,150
Norfolk Southern Corp. (Road & Rail)		1,384	242,989
Northrop Grumman Corp. (Aerospace & Defense)		3,977	1,222,689
Oshkosh Corp. (Machinery)		14,317	1,025,384
PACCAR, Inc. (Machinery)		7,717	577,617
Quanta Services, Inc. (Construction & Engineering)		1,484	58,217
Robert Half International, Inc. (Professional Svs.)		16,273	859,703
Roper Technologies, Inc. (Industrial Conglomerates)		1,300	504,738
Snap-on, Inc. (Machinery)		3,869	535,895
Southwest Airlines Co. (Airlines)		11,740	401,273
Spirit AeroSystems Holdings, Inc. Class A (Aerospace & Defense)		2,001	47,904
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	142	44,155
Toro Co. / The (Machinery)		1,890	125,383
Trex Co., Inc. (Building Products)	(a)	437	56,841
Union Pacific Corp. (Road & Rail)		9,580	1,619,691
United Parcel Service, Inc. Class B (Air Freight & Logistics)		14,673	1,631,344
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,011	317,616
Xylem, Inc. (Machinery)		13,721	891,316
			29,942,556
Information Technology–27.4%
Accenture PLC Class A (IT Svs.)		2,165	464,869
Adobe, Inc. (Software)	(a)	7,660	3,334,475
Analog Devices, Inc. (Semiconductors & Equip.)		450	55,188
Apple, Inc. (Tech. Hardware, Storage & Periph.)		54,650	19,936,320
Applied Materials, Inc. (Semiconductors & Equip.)		43,019	2,600,499
Atlassian Corp. PLC Class A (Software)	(a)	2,239	403,625
Automatic Data Processing, Inc. (IT Svs.)		24,002	3,573,658
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		11,684	325,808
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	9,792	604,950
Cisco Systems, Inc. (Communications Equip.)		141,730	6,610,287
Citrix Systems, Inc. (Software)		4,294	635,126
Cloudflare, Inc. Class A (Software)	(a)	10,664	383,371
Cognizant Technology Solutions Corp. Class A (IT Svs.)		3,260	185,233
DocuSign, Inc. (Software)	(a)	2,311	397,977
DXC Technology Co. (IT Svs.)		2,208	36,432
Fiserv, Inc. (IT Svs.)	(a)	17,835	1,741,053
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
HP, Inc. (Tech. Hardware, Storage & Periph.)		21,665	$ 377,621
Intel Corp. (Semiconductors & Equip.)		105,868	6,334,082
Intuit, Inc. (Software)		7,774	2,302,581
Lam Research Corp. (Semiconductors & Equip.)		1,142	369,391
Mastercard, Inc. Class A (IT Svs.)		9,378	2,773,075
Microsoft Corp. (Software)		131,225	26,705,600
Motorola Solutions, Inc. (Communications Equip.)		1,052	147,417
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		19,604	758,871
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		10,063	446,495
NVIDIA Corp. (Semiconductors & Equip.)		16,792	6,379,449
Paychex, Inc. (IT Svs.)		22,504	1,704,678
PayPal Holdings, Inc. (IT Svs.)	(a)	28,950	5,043,958
RingCentral, Inc. Class A (Software)	(a)	1,446	412,124
salesforce.com, Inc. (Software)	(a)	5,682	1,064,409
ServiceNow, Inc. (Software)	(a)	198	80,202
Skyworks Solutions, Inc. (Semiconductors & Equip.)		1,582	202,274
Slack Technologies, Inc. Class A (Software)	(a)	11,090	344,788
Smartsheet, Inc. Class A (Software)	(a)	6,915	352,112
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		683	55,699
Texas Instruments, Inc. (Semiconductors & Equip.)		12,816	1,627,247
Visa, Inc. (IT Svs.)		22,780	4,400,413
VMware, Inc. Class A (Software)	(a)	3,504	542,629
Xilinx, Inc. (Semiconductors & Equip.)		1,774	174,544
Zoom Video Communications, Inc. Class A (Software)	(a)	1,554	394,001
Zscaler, Inc. (Software)	(a)	3,529	386,425
			104,668,956
Materials–2.4%
Air Products & Chemicals, Inc. (Chemicals)		2,435	587,955
Alcoa Corp. (Metals & Mining)	(a)	29,001	325,971
Domtar Corp. (Paper & Forest Products)		19,337	408,204
DuPont de Nemours, Inc. (Chemicals)		1,533	81,448
Ecolab, Inc. (Chemicals)		17,889	3,559,017
FMC Corp. (Chemicals)		1,209	120,441
Freeport-McMoRan, Inc. (Metals & Mining)		4,590	53,106
Linde PLC (Chemicals)		4,057	860,530
Mosaic Co. / The (Chemicals)		32,728	409,427
PPG Industries, Inc. (Chemicals)		7,636	809,874
Reliance Steel & Aluminum Co. (Metals & Mining)		5,644	535,785
Sherwin-Williams Co. / The (Chemicals)		1,578	911,848
Steel Dynamics, Inc. (Metals & Mining)		2,589	67,547
Summit Materials, Inc. Class A (Construction Materials)	(a)	13,083	210,375
Westrock Co. (Containers & Packaging)		4,446	125,644
			9,067,172
Real Estate–2.3%
Alexandria Real Estate Equities, Inc. (Equity REIT)		1,495	242,564
American Tower Corp. (Equity REIT)		6,704	1,733,252
AvalonBay Communities, Inc. (Equity REIT)		2,933	453,559
Boston Properties, Inc. (Equity REIT)		18,281	1,652,237
Camden Property Trust (Equity REIT)		1,377	125,610
Douglas Emmett, Inc. (Equity REIT)		4,084	125,215
Equity Residential (Equity REIT)		24,776	1,457,324
Federal Realty Investment Trust (Equity REIT)		728	62,033
Host Hotels & Resorts, Inc. (Equity REIT)		29,393	317,150
Macerich Co. / The (Equity REIT)		5,843	52,412
Park Hotels & Resorts, Inc. (Equity REIT)		21,581	213,436
Prologis, Inc. (Equity REIT)		21,059	1,965,437

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Core Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)	Shares	Value
Real Estate (continued)
QTS Realty Trust, Inc. Class A (Equity REIT)	1,411	$ 90,431
Realty Income Corp. (Equity REIT)	7,870	468,265
		8,958,925
Utilities–3.1%
Alliant Energy Corp. (Electric Utilities)	9,600	459,264
Ameren Corp. (Multi-Utilities)	16,630	1,170,087
American Water Works Co., Inc. (Water Utilities)	5,142	661,570
Avangrid, Inc. (Electric Utilities)	1,555	65,279
CMS Energy Corp. (Multi-Utilities)	12,993	759,051
Consolidated Edison, Inc. (Multi-Utilities)	8,299	596,947
Eversource Energy (Electric Utilities)	14,618	1,217,241
Exelon Corp. (Electric Utilities)	6,272	227,611
IDACORP, Inc. (Electric Utilities)	3,221	281,419
NextEra Energy, Inc. (Electric Utilities)	17,583	4,222,909
Pinnacle West Capital Corp. (Electric Utilities)	5,340	391,368
Public Service Enterprise Group, Inc. (Multi-Utilities)	3,175	156,083
Southwest Gas Holdings, Inc. (Gas Utilities)	2,266	156,467
Common Stocks (Continued)	Shares	Value
Utilities (continued)
UGI Corp. (Gas Utilities)	5,856	$ 186,221
Xcel Energy, Inc. (Electric Utilities)	20,600	1,287,500
		11,839,017
Total Common Stocks (Cost $346,241,643)		$373,960,527

Rights –0.0%		Quantity	Value
Health Care–0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	11,619	$ 41,596
Total Rights (Cost $24,749)			$ 41,596

Money Market Funds–2.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(b)	10,746,593	$ 10,750,891
Total Money Market Funds (Cost $10,750,592)			$ 10,750,891
Total Investments – 100.7% (Cost $357,016,984)	(c)		$384,753,014
Liabilities in Excess of Other Assets – (0.7)%	(d)		(2,676,868)
Net Assets – 100.0%			$382,076,146

Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $984,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	82	September 18, 2020	$12,405,456	$12,669,820	$264,364	$172,480
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Small Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.
Performance as of June 30, 2020
Average Annual returns
One year	5.19%
Five years	6.15%
Ten years	11.53%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.91% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -3.53% versus -3.06% for its benchmark, the Russell 2000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  U.S. equity markets experienced quite a volatile period during the six months ended June 30, 2020. This was largely driven by the impact of the spread of the COVID-19 pandemic across the country. This was met by an unparalleled drawdown in equity markets, followed by the government instructing shelter in place, unprecedented stimulus packages and more recently, plans to re-open economies. These latter actions have helped U.S. equities rebound, nearly recovering from the losses seen over the first quarter. In this context, the Portfolio performed nearly in line with its benchmark, but ultimately slightly struggled during the period. While the Portfolio outperformed in the second quarter, it was not enough to offset the losses observed during the first quarter. Within stock selection, the Portfolio benefited from fundamental and macro thematic measures, while sentiment based insights struggled. Within the macro thematic composite, insights that look to search trend data outperformed on the back of various stay-at-home orders. Within fundamentals, measures of company management and asset efficiency were top performers. Specifically, insights with a preference for founder-led ownership structures and other measures of management quality outperformed. Certain trend-based insights struggled, such as those that gauge investor interest. Elsewhere, more traditional measures, such as those that compare valuations across sales, also underperformed during the period.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Stock selection in Consumer Discretionary sector was the key contributor to relative performance. On the other hand, stock selection in the Information Technology sector detracted from performance. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top contributor was an overweight position in AMN Healthcare Services, Inc., driven primarily by gains in the first quarter in which the stock held up better than the broad market. The position was trimmed in the second quarter as the stock declined. A remaining overweight in cloud-based communications provider Ringcentral, Inc. Class A was also additive, as the company continues to win contracts from virus-related and other work-from-home policies. The Portfolio’s overweight position in business internet service provider Cogent Communications Holdings, Inc. was another top contributor to relative performance, as various companies continued to have their employees work from home. (1)
In contrast, an overweight in Information Technology company Benefitfocus, Inc. was the largest detractor from relative performance, as its stock price collapsed due to a weakness in earnings. Further hindering results was an overweight in Financials company TriState Capital Holdings, Inc., as the bank was caught in the larger market drawdown. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio participated in five IPOs during the period, which contributed 32 basis points to relative return in aggregate. Contribution was led by the Portfolio’s position in ZoomInfo Technologies, Inc. Class A. Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	99.3
Rights (4)	0.0
Money Market Funds Less Net Liabilities	0.7
100.0

Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	QTS Realty Trust, Inc. Class A	1.0
2.	Qualys, Inc.	0.9
3.	LCI Industries	0.7
4.	Rapid7, Inc.	0.7
5.	Generac Holdings, Inc.	0.7
6.	SPS Commerce, Inc.	0.7
7.	Ultragenyx Pharmaceutical, Inc.	0.7
8.	First Industrial Realty Trust, Inc.	0.6
9.	ESCO Technologies, Inc.	0.6
10.	Cirrus Logic, Inc.	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Health Care	33.7
Information Technology	19.8
Industrials	14.6
Consumer Discretionary	12.8
Financials	4.4
Real Estate	3.6
Consumer Staples	3.5
Communication Services	2.7
Materials	2.7
Utilities	1.4
Energy	0.1
99.3

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–99.3%		Shares	Value
Communication Services–2.7%
Bandwidth, Inc. Class A (Diversified Telecom. Svs.)	(a)	1,795	$ 227,965
Cardlytics, Inc. (Media)	(a)	3,274	229,115
Cargurus, Inc. (Interactive Media & Svs.)	(a)	24,595	623,483
Cogent Communications Holdings, Inc. (Diversified Telecom. Svs.)		9,628	744,822
EverQuote, Inc. Class A (Interactive Media & Svs.)	(a)	3,933	228,743
Glu Mobile, Inc. (Entertainment)	(a)	19,352	179,393
IDT Corp. Class B (Diversified Telecom. Svs.)	(a)	8,567	55,943
IMAX Corp. (Entertainment)	(a)	18,381	206,051
MSG Networks, Inc. Class A (Media)	(a)	12,114	120,534
Ooma, Inc. (Diversified Telecom. Svs.)	(a)	7,140	117,667
QuinStreet, Inc. (Interactive Media & Svs.)	(a)	18,861	197,286
Shenandoah Telecommunications Co. (Wireless Telecom. Svs.)		7,200	354,888
TechTarget, Inc. (Media)	(a)	12,214	366,787
TrueCar, Inc. (Interactive Media & Svs.)	(a)	22,630	58,386
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	22,155	222,879
Yelp, Inc. (Interactive Media & Svs.)	(a)	14,817	342,717
ZoomInfo Technologies, Inc. Class A (Interactive Media & Svs.)	(a)	12,174	621,239
			4,897,898
Consumer Discretionary–12.8%
1-800-Flowers.com, Inc. Class A (Internet & Direct Marketing Retail)	(a)	18,251	365,385
Aaron's, Inc. (Specialty Retail)		5,983	271,628
America's Car-Mart, Inc. (Specialty Retail)	(a)	1,448	127,236
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	6,256	483,776
Big Lots, Inc. (Multiline Retail)		8,980	377,160
BJ's Restaurants, Inc. (Hotels, Restaurants & Leisure)		9,908	207,473
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		7,489	156,520
Brinker International, Inc. (Hotels, Restaurants & Leisure)		8,754	210,096
Camping World Holdings, Inc. Class A (Specialty Retail)		7,443	202,152
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)		15,994	366,582
Chegg, Inc. (Diversified Consumer Svs.)	(a)	9,714	653,364
Children's Place, Inc. / The (Specialty Retail)		2,809	105,113
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		7,779	1,035,774
Chuy's Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	6,554	97,524
Core-Mark Holding Co., Inc. (Distributors)		11,254	280,844
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		3,781	419,351
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	20,230	744,869
Dave & Buster's Entertainment, Inc. (Hotels, Restaurants & Leisure)		5,909	78,767
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	3,628	712,503
Denny's Corp. (Hotels, Restaurants & Leisure)	(a)	16,339	165,024
Dorman Products, Inc. (Auto Components)	(a)	316	21,194
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	15,144	606,669
Everi Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	9,639	49,737
Fox Factory Holding Corp. (Auto Components)	(a)	7,074	584,383
Helen of Troy Ltd. (Household Durables)	(a)	4,192	790,443
Hilton Grand Vacations, Inc. (Hotels, Restaurants & Leisure)	(a)	20,714	404,959
iRobot Corp. (Household Durables)	(a)	4,160	349,024
La-Z-Boy, Inc. (Household Durables)		3,634	98,336
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
LCI Industries (Auto Components)		11,519	$ 1,324,455
LGI Homes, Inc. (Household Durables)	(a)	3,370	296,661
Lithia Motors, Inc. Class A (Specialty Retail)		2,249	340,341
Malibu Boats, Inc. Class A (Leisure Products)	(a)	4,616	239,801
MarineMax, Inc. (Specialty Retail)	(a)	10,934	244,812
MDC Holdings, Inc. (Household Durables)		28,948	1,033,444
Monro, Inc. (Specialty Retail)		2,556	140,427
National Vision Holdings, Inc. (Specialty Retail)	(a)	10,506	320,643
Overstock.com, Inc. (Internet & Direct Marketing Retail)	(a)	8,093	230,084
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)		7,286	320,657
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		2,625	208,451
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	16,343	499,115
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	1,700	102,969
RealReal, Inc. / The (Internet & Direct Marketing Retail)	(a)	7,735	98,931
Red Rock Resorts, Inc. Class A (Hotels, Restaurants & Leisure)		9,427	102,849
RH (Specialty Retail)	(a)	3,851	958,514
Ruth's Hospitality Group, Inc. (Hotels, Restaurants & Leisure)		5,627	45,916
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	13,632	210,751
Shake Shack, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	2,545	134,834
Shutterstock, Inc. (Internet & Direct Marketing Retail)		8,208	287,034
Sleep Number Corp. (Specialty Retail)	(a)	3,682	153,318
Sonic Automotive, Inc. Class A (Specialty Retail)		4,241	135,330
Sonos, Inc. (Household Durables)	(a)	4,175	61,080
Stamps.com, Inc. (Internet & Direct Marketing Retail)	(a)	2,420	444,530
Standard Motor Products, Inc. (Auto Components)		2,770	114,124
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)		32,442	800,993
Stitch Fix, Inc. Class A (Internet & Direct Marketing Retail)	(a)	5,611	139,938
Strategic Education, Inc. (Diversified Consumer Svs.)		4,989	766,560
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		19,134	1,005,874
TopBuild Corp. (Household Durables)	(a)	3,312	376,806
Visteon Corp. (Auto Components)	(a)	7,000	479,500
W.W. International, Inc. (Diversified Consumer Svs.)	(a)	5,389	136,773
Wingstop, Inc. (Hotels, Restaurants & Leisure)		7,068	982,240
YETI Holdings, Inc. (Leisure Products)	(a)	9,324	398,414
			23,102,055
Consumer Staples–3.5%
BJ's Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	10,478	390,515
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	1,086	582,802
Calavo Growers, Inc. (Food Products)		13,288	835,948
Freshpet, Inc. (Food Products)	(a)	12,162	1,017,473
J & J Snack Foods Corp. (Food Products)		7,425	943,940
John B Sanfilippo & Son, Inc. (Food Products)		4,559	389,019
Lancaster Colony Corp. (Food Products)		3,619	560,909
Medifast, Inc. (Personal Products)		1,944	269,769
National Beverage Corp. (Beverages)	(a)	5,284	322,430

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Performance Food Group Co. (Food & Staples Retailing)	(a)	9,654	$ 281,318
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	8,800	225,192
USANA Health Sciences, Inc. (Personal Products)	(a)	907	66,601
Vector Group Ltd. (Tobacco)		16,507	166,060
WD-40 Co. (Household Products)		1,642	325,609
			6,377,585
Energy–0.1%
Evolution Petroleum Corp. (Oil, Gas & Consumable Fuels)		31,209	87,385
Smart Sand, Inc. (Energy Equip. & Svs.)	(a)	47,289	49,654
			137,039
Financials–4.4%
Ares Management Corp. Class A (Capital Markets)		8,848	351,266
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		11,808	383,760
BancFirst Corp. (Banks)		6,497	263,583
BankFinancial Corp. (Banks)		5,622	47,225
Cohen & Steers, Inc. (Capital Markets)		3,246	220,890
eHealth, Inc. (Insurance)	(a)	4,530	445,027
Federated Hermes, Inc. (Capital Markets)		14,038	332,701
FedNat Holding Co. (Insurance)		4,051	44,845
First Financial Bankshares, Inc. (Banks)		22,230	642,225
First Savings Financial Group, Inc. (Banks)		2,205	95,543
FirstCash, Inc. (Consumer Finance)		14,155	955,179
Focus Financial Partners, Inc. Class A (Capital Markets)	(a)	3,789	125,226
Green Dot Corp. Class A (Consumer Finance)	(a)	3,595	176,443
Hamilton Lane, Inc. Class A (Capital Markets)		7,226	486,816
Houlihan Lokey, Inc. (Capital Markets)		4,003	222,727
Kinsale Capital Group, Inc. (Insurance)		4,045	627,824
LendingTree, Inc. (Consumer Finance)	(a)	184	53,273
Main Street Capital Corp. (Capital Markets)		110	3,424
Moelis & Co. Class A (Capital Markets)		10,504	327,305
National General Holdings Corp. (Insurance)		12,012	259,579
Pacific Mercantile Bancorp (Banks)	(a)	18,854	69,006
Palomar Holdings, Inc. (Insurance)	(a)	2,397	205,567
Republic First Bancorp, Inc. (Banks)	(a)	50,682	123,664
Riverview Bancorp, Inc. (Thrifts & Mortgage Finance)		1,100	6,215
RLI Corp. (Insurance)		6,739	553,272
TriState Capital Holdings, Inc. (Banks)	(a)	15,182	238,509
Trupanion, Inc. (Insurance)	(a)	7,113	303,654
United Insurance Holdings Corp. (Insurance)		12,756	99,752
Virtus Investment Partners, Inc. (Capital Markets)		1,764	205,135
WisdomTree Investments, Inc. (Capital Markets)		44,364	153,943
			8,023,578
Health Care–33.7%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	7,081	343,216
Acceleron Pharma, Inc. (Biotechnology)	(a)	3,487	332,206
Adverum Biotechnologies, Inc. (Biotechnology)	(a)	6,755	141,044
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	7,377	108,885
Agenus, Inc. (Biotechnology)	(a)	98,406	386,736
Aimmune Therapeutics, Inc. (Biotechnology)	(a)	5,844	97,653
Akcea Therapeutics, Inc. (Biotechnology)	(a)	2,274	31,154
Akebia Therapeutics, Inc. (Biotechnology)	(a)	25,418	345,176
Alector, Inc. (Biotechnology)	(a)	13,964	341,280
Allakos, Inc. (Biotechnology)	(a)	1,389	99,814
Allogene Therapeutics, Inc. (Biotechnology)	(a)	8,727	373,690
Amarin Corp. PLC – ADR (Biotechnology)	(a)	17,101	118,339
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	1,883	$ 373,851
Amicus Therapeutics, Inc. (Biotechnology)	(a)	35,768	539,381
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	10,297	465,836
Amneal Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	61,351	292,031
Amphastar Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	32,280	725,009
Apellis Pharmaceuticals, Inc. (Biotechnology)	(a)	9,947	324,869
Aptinyx, Inc. (Biotechnology)	(a)	28,141	117,348
Arcturus Therapeutics Holdings, Inc. (Biotechnology)	(a)	2,547	119,047
Arcus Biosciences, Inc. (Biotechnology)	(a)	8,758	216,673
Arena Pharmaceuticals, Inc. (Biotechnology)	(a)	2,752	173,238
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	19,362	836,245
Arvinas, Inc. (Pharmaceuticals)	(a)	2,154	72,245
Atara Biotherapeutics, Inc. (Biotechnology)	(a)	5,726	83,428
Athenex, Inc. (Biotechnology)	(a)	11,735	161,474
Athersys, Inc. (Biotechnology)	(a)	60,257	166,309
AtriCure, Inc. (Health Care Equip. & Supplies)	(a)	7,974	358,431
Atrion Corp. (Health Care Equip. & Supplies)		225	143,327
Axsome Therapeutics, Inc. (Pharmaceuticals)	(a)	1,920	157,978
Beam Therapeutics, Inc. (Biotechnology)	(a)	5,710	159,880
BioCryst Pharmaceuticals, Inc. (Biotechnology)	(a)	72,492	345,424
BioDelivery Sciences International, Inc. (Pharmaceuticals)	(a)	18,702	81,541
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a)	5,560	406,492
BioTelemetry, Inc. (Health Care Providers & Svs.)	(a)	8,597	388,498
Blueprint Medicines Corp. (Biotechnology)	(a)	11,779	918,762
Bridgebio Pharma, Inc. (Biotechnology)	(a)	16,735	545,728
Calithera Biosciences, Inc. (Biotechnology)	(a)	20,802	109,835
Cara Therapeutics, Inc. (Pharmaceuticals)	(a)	8,301	141,947
Cardiovascular Systems, Inc. (Health Care Equip. & Supplies)	(a)	12,158	383,585
CareDx, Inc. (Biotechnology)	(a)	6,031	213,678
Castle Biosciences, Inc. (Biotechnology)	(a)	4,170	157,167
Castlight Health, Inc. Class B (Health Care Technology)	(a)	39,467	32,758
Cerus Corp. (Health Care Equip. & Supplies)	(a)	20,887	137,854
ChemoCentryx, Inc. (Biotechnology)	(a)	4,239	243,912
Coherus Biosciences, Inc. (Biotechnology)	(a)	22,584	403,350
CONMED Corp. (Health Care Equip. & Supplies)		1,278	92,003
Corcept Therapeutics, Inc. (Pharmaceuticals)	(a)	30,175	507,543
CorVel Corp. (Health Care Providers & Svs.)	(a)	2,208	156,525
Crinetics Pharmaceuticals, Inc. (Biotechnology)	(a)	2,601	45,570
Cue Biopharma, Inc. (Biotechnology)	(a)	9,963	244,193
Cytokinetics, Inc. (Biotechnology)	(a)	11,213	264,290
CytomX Therapeutics, Inc. (Biotechnology)	(a)	19,385	161,477
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a)	6,692	399,646
Denali Therapeutics, Inc. (Biotechnology)	(a)	8,753	211,648
Dynavax Technologies Corp. (Biotechnology)	(a)	27,338	242,488
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	4,790	229,824
Editas Medicine, Inc. (Biotechnology)	(a)	14,883	440,239
Emergent BioSolutions, Inc. (Biotechnology)	(a)	13,121	1,037,609
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a)	8,707	437,178
Ensign Group, Inc. / The (Health Care Providers & Svs.)		13,589	568,700
Epizyme, Inc. (Biotechnology)	(a)	9,867	158,464
Evolent Health, Inc. Class A (Health Care Technology)	(a)	15,103	107,533
Exact Sciences Corp. (Biotechnology)	(a)	2,070	179,966
Fate Therapeutics, Inc. (Biotechnology)	(a)	14,554	499,348

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
FibroGen, Inc. (Biotechnology)	(a)	19,905	$ 806,750
Flexion Therapeutics, Inc. (Biotechnology)	(a)	10,954	144,045
GenMark Diagnostics, Inc. (Health Care Equip. & Supplies)	(a)	8,558	125,888
Glaukos Corp. (Health Care Equip. & Supplies)	(a)	7,877	302,634
Global Blood Therapeutics, Inc. (Biotechnology)	(a)	4,625	291,976
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	20,318	969,372
Gossamer Bio, Inc. (Biotechnology)	(a)	4,355	56,615
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	10,256	918,527
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	38,359	1,028,405
Harpoon Therapeutics, Inc. (Biotechnology)	(a)	16,708	277,353
Health Catalyst, Inc. (Health Care Technology)	(a)	3,982	116,155
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	15,080	884,744
Heron Therapeutics, Inc. (Biotechnology)	(a)	15,285	224,842
HMS Holdings Corp. (Health Care Technology)	(a)	10,720	347,221
Immunomedics, Inc. (Biotechnology)	(a)	6,755	239,397
Innoviva, Inc. (Pharmaceuticals)	(a)	32,438	453,483
Inogen, Inc. (Health Care Equip. & Supplies)	(a)	5,863	208,254
Inovalon Holdings, Inc. Class A (Health Care Technology)	(a)	25,733	495,618
Inovio Pharmaceuticals, Inc. (Biotechnology)	(a)	16,686	449,688
Insmed, Inc. (Biotechnology)	(a)	12,645	348,243
Inspire Medical Systems, Inc. (Health Care Technology)	(a)	5,651	491,750
Integer Holdings Corp. (Health Care Equip. & Supplies)	(a)	6,797	496,521
Intellia Therapeutics, Inc. (Biotechnology)	(a)	22,238	467,443
Intercept Pharmaceuticals, Inc. (Biotechnology)	(a)	7,405	354,774
Intersect ENT, Inc. (Pharmaceuticals)	(a)	19,785	267,889
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	6,743	173,093
Invitae Corp. (Biotechnology)	(a)	17,835	540,222
Iovance Biotherapeutics, Inc. (Biotechnology)	(a)	11,991	329,153
iRadimed Corp. (Health Care Equip. & Supplies)	(a)	4,808	111,594
iRhythm Technologies, Inc. (Health Care Equip. & Supplies)	(a)	4,803	556,620
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	54,433	561,749
Joint Corp. / The (Health Care Providers & Svs.)	(a)	5,943	90,750
KalVista Pharmaceuticals, Inc. (Biotechnology)	(a)	3,078	37,244
Karuna Therapeutics, Inc. (Biotechnology)	(a)	1,354	150,917
Karyopharm Therapeutics, Inc. (Biotechnology)	(a)	9,483	179,608
Kodiak Sciences, Inc. (Biotechnology)	(a)	3,585	194,020
LeMaitre Vascular, Inc. (Health Care Equip. & Supplies)		4,666	123,182
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	5,017	874,563
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	3,964	443,373
LivaNova PLC (Health Care Equip. & Supplies)	(a)	5,246	252,490
Livongo Health, Inc. (Health Care Technology)	(a)	3,781	284,293
Luminex Corp. (Life Sciences Tools & Svs.)		8,482	275,919
MacroGenics, Inc. (Biotechnology)	(a)	8,789	245,389
Magellan Health, Inc. (Health Care Providers & Svs.)	(a)	1,791	130,707
Medpace Holdings, Inc. (Life Sciences Tools & Svs.)	(a)	7,746	720,533
MeiraGTx Holdings PLC (Biotechnology)	(a)	1,192	14,924
Merit Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	10,544	481,334
Mirati Therapeutics, Inc. (Biotechnology)	(a)	5,261	600,648
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Momenta Pharmaceuticals, Inc. (Biotechnology)	(a)	21,889	$ 728,247
Morphic Holding, Inc. (Biotechnology)	(a)	4,121	111,473
MyoKardia, Inc. (Pharmaceuticals)	(a)	5,683	549,091
NanoString Technologies, Inc. (Life Sciences Tools & Svs.)	(a)	7,675	225,261
Natera, Inc. (Biotechnology)	(a)	11,505	573,639
Neogen Corp. (Health Care Equip. & Supplies)	(a)	6,358	493,381
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a)	27,009	836,739
Nevro Corp. (Health Care Equip. & Supplies)	(a)	5,473	653,859
NextGen Healthcare, Inc. (Health Care Technology)	(a)	15,479	169,959
NGM Biopharmaceuticals, Inc. (Pharmaceuticals)	(a)	19,905	392,925
Novavax, Inc. (Biotechnology)	(a)	3,700	308,395
Novocure Ltd. (Health Care Equip. & Supplies)	(a)	12,355	732,651
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	5,319	296,056
Omeros Corp. (Pharmaceuticals)	(a)	9,141	134,556
Omnicell, Inc. (Health Care Technology)	(a)	10,729	757,682
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a)	10,372	120,626
Pacific Biosciences of California, Inc. (Life Sciences Tools & Svs.)	(a)	22,046	76,059
Pacira BioSciences, Inc. (Pharmaceuticals)	(a)	15,329	804,313
PetIQ, Inc. (Health Care Providers & Svs.)	(a)	5,324	185,488
Phreesia, Inc. (Health Care Technology)	(a)	22,415	633,896
Portola Pharmaceuticals, Inc. (Biotechnology)	(a)	13,296	239,195
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	1,373	51,570
Prevail Therapeutics, Inc. (Biotechnology)	(a)	7,921	118,023
Principia Biopharma, Inc. (Biotechnology)	(a)	4,886	292,134
Protagonist Therapeutics, Inc. (Biotechnology)	(a)	6,477	114,384
PTC Therapeutics, Inc. (Biotechnology)	(a)	10,031	508,973
Puma Biotechnology, Inc. (Biotechnology)	(a)	19,032	198,504
Quidel Corp. (Health Care Equip. & Supplies)	(a)	1,199	268,264
Quotient Ltd. (Health Care Equip. & Supplies)	(a)	50,862	376,379
Radius Health, Inc. (Biotechnology)	(a)	13,550	184,686
Reata Pharmaceuticals, Inc. Class A (Pharmaceuticals)	(a)	1,043	162,729
REGENXBIO, Inc. (Biotechnology)	(a)	13,058	480,926
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	3,103	383,562
Replimune Group, Inc. (Biotechnology)	(a)	13,279	329,983
Retrophin, Inc. (Biotechnology)	(a)	29,913	610,524
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	173,402	317,326
Sage Therapeutics, Inc. (Biotechnology)	(a)	361	15,010
Sangamo Therapeutics, Inc. (Biotechnology)	(a)	47,433	425,000
Select Medical Holdings Corp. (Health Care Providers & Svs.)	(a)	26,126	384,836
Seres Therapeutics, Inc. (Biotechnology)	(a)	46,448	221,092
Shockwave Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,712	270,577
SI-BONE, Inc. (Health Care Equip. & Supplies)	(a)	8,320	132,621
Silk Road Medical, Inc. (Health Care Equip. & Supplies)	(a)	9,097	381,073
Spectrum Pharmaceuticals, Inc. (Biotechnology)	(a)	42,197	142,626
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	23,504	558,220
Syndax Pharmaceuticals, Inc. (Biotechnology)	(a)	9,608	142,391
Tactile Systems Technology, Inc. (Health Care Equip. & Supplies)	(a)	6,107	253,013
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a)	4,566	451,669
Teladoc Health, Inc. (Health Care Technology)	(a)	4,833	922,330
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	11,742	212,648
TG Therapeutics, Inc. (Biotechnology)	(a)	6,001	116,899
TherapeuticsMD, Inc. (Pharmaceuticals)	(a)	28,331	35,414

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Theravance Biopharma, Inc. (Pharmaceuticals)	(a)	18,256	$ 383,193
Translate Bio, Inc. (Biotechnology)	(a)	7,110	127,411
TransMedics Group, Inc. (Health Care Equip. & Supplies)	(a)	11,168	200,131
Tricida, Inc. (Pharmaceuticals)	(a)	6,117	168,095
Turning Point Therapeutics, Inc. (Biotechnology)	(a)	4,223	272,764
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		9,256	749,921
Ultragenyx Pharmaceutical, Inc. (Biotechnology)	(a)	15,166	1,186,285
UNITY Biotechnology, Inc. (Biotechnology)	(a)	7,381	64,067
Vanda Pharmaceuticals, Inc. (Biotechnology)	(a)	15,755	180,237
Vapotherm, Inc. (Health Care Equip. & Supplies)	(a)	4,145	169,904
Veracyte, Inc. (Biotechnology)	(a)	19,226	497,953
Vericel Corp. (Biotechnology)	(a)	14,818	204,785
Vir Biotechnology, Inc. (Biotechnology)	(a)	12,844	526,219
Vocera Communications, Inc. (Health Care Technology)	(a)	20,173	427,668
Xencor, Inc. (Biotechnology)	(a)	14,313	463,598
Zogenix, Inc. (Pharmaceuticals)	(a)	10,967	296,219
			60,845,807
Industrials–14.6%
AAON, Inc. (Building Products)		3,625	196,801
Advanced Drainage Systems, Inc. (Building Products)		18,102	894,239
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	11,696	463,629
Allegiant Travel Co. (Airlines)		714	77,976
American Woodmark Corp. (Building Products)	(a)	2,152	162,799
Applied Industrial Technologies, Inc. (Trading Companies & Distributors)		15,636	975,530
ASGN, Inc. (Professional Svs.)	(a)	10,705	713,809
Astronics Corp. (Aerospace & Defense)	(a)	10,351	109,307
Atkore International Group, Inc. (Electrical Equip.)	(a)	17,409	476,136
Avis Budget Group, Inc. (Road & Rail)	(a)	4,884	111,795
Blue Bird Corp. (Machinery)	(a)	25,254	378,557
BMC Stock Holdings, Inc. (Trading Companies & Distributors)	(a)	3,904	98,147
Brink's Co. / The (Commercial Svs. & Supplies)		2,563	116,642
Builders FirstSource, Inc. (Building Products)	(a)	30,891	639,444
Cimpress PLC (Commercial Svs. & Supplies)	(a)	1,571	119,930
Comfort Systems U.S.A., Inc. (Construction & Engineering)		23,662	964,226
Covenant Transportation Group, Inc. Class A (Road & Rail)	(a)	6,504	93,853
CRA International, Inc. (Professional Svs.)		3,417	134,972
Dycom Industries, Inc. (Construction & Engineering)	(a)	3,460	141,479
EMCOR Group, Inc. (Construction & Engineering)		10,856	718,016
ESCO Technologies, Inc. (Machinery)		13,882	1,173,445
Evoqua Water Technologies Corp. (Machinery)	(a)	30,410	565,626
Exponent, Inc. (Professional Svs.)		8,061	652,377
Federal Signal Corp. (Machinery)		9,136	271,613
Forrester Research, Inc. (Professional Svs.)	(a)	4,676	149,819
Forward Air Corp. (Air Freight & Logistics)		4,710	234,652
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a)	29,419	459,231
Franklin Covey Co. (Professional Svs.)	(a)	25,526	546,256
Franklin Electric Co., Inc. (Machinery)		3,026	158,926
Generac Holdings, Inc. (Electrical Equip.)	(a)	10,258	1,250,758
H&E Equipment Services, Inc. (Trading Companies & Distributors)		8,101	149,706
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		7,343	$ 179,610
Herc Holdings, Inc. (Trading Companies & Distributors)	(a)	8,104	249,036
Hillenbrand, Inc. (Machinery)		8,789	237,918
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	1,237	59,203
ICF International, Inc. (Professional Svs.)		6,114	396,371
Insperity, Inc. (Professional Svs.)		8,823	571,113
John Bean Technologies Corp. (Machinery)		6,901	593,624
Kforce, Inc. (Professional Svs.)		20,786	607,990
Landstar System, Inc. (Road & Rail)		4,643	521,455
Marten Transport Ltd. (Road & Rail)		33,039	831,261
MasTec, Inc. (Construction & Engineering)	(a)	8,500	381,395
McGrath RentCorp (Commercial Svs. & Supplies)		18,463	997,187
Mercury Systems, Inc. (Aerospace & Defense)	(a)	4,737	372,612
Miller Industries, Inc. (Machinery)		4,975	148,106
Mobile Mini, Inc. (Commercial Svs. & Supplies)		6,776	199,892
Moog, Inc. Class A (Aerospace & Defense)		7,642	404,873
MSA Safety, Inc. (Commercial Svs. & Supplies)		3,417	391,041
MYR Group, Inc. (Construction & Engineering)	(a)	3,819	121,864
Plug Power, Inc. (Electrical Equip.)	(a)	31,097	255,306
Proto Labs, Inc. (Machinery)	(a)	3,095	348,095
Radiant Logistics, Inc. (Air Freight & Logistics)	(a)	10,231	40,208
RBC Bearings, Inc. (Machinery)	(a)	3,439	460,964
Saia, Inc. (Road & Rail)	(a)	4,361	484,856
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	7,969	908,227
SPX Corp. (Machinery)	(a)	10,707	440,593
Steelcase, Inc. Class A (Commercial Svs. & Supplies)		41,726	503,216
Sunrun, Inc. (Electrical Equip.)	(a)	7,372	145,376
Tetra Tech, Inc. (Commercial Svs. & Supplies)		4,713	372,893
Trex Co., Inc. (Building Products)	(a)	7,500	975,525
TriNet Group, Inc. (Professional Svs.)	(a)	8,922	543,707
Wabash National Corp. (Machinery)		6,850	72,747
Watts Water Technologies, Inc. Class A (Machinery)		2,884	233,604
Welbilt, Inc. (Machinery)	(a)	16,471	100,308
			26,349,872
Information Technology–19.8%
2U, Inc. (Software)	(a)	6,390	242,564
8x8, Inc. (Software)	(a)	48,416	774,656
A10 Networks, Inc. (Software)	(a)	29,254	199,220
Acacia Communications, Inc. (Communications Equip.)	(a)	2,144	144,055
ACI Worldwide, Inc. (Software)	(a)	8,367	225,825
Advanced Energy Industries, Inc. (Semiconductors & Equip.)	(a)	14,259	966,618
Alarm.com Holdings, Inc. (Software)	(a)	9,945	644,536
Altair Engineering, Inc. Class A (Software)	(a)	13,812	549,027
Ambarella, Inc. (Semiconductors & Equip.)	(a)	12,170	557,386
Appfolio, Inc. Class A (Software)	(a)	3,576	581,851
Appian Corp. (Software)	(a)	4,629	237,236
Axcelis Technologies, Inc. (Semiconductors & Equip.)	(a)	5,093	141,840
Benefitfocus, Inc. (Software)	(a)	46,998	505,699
Blackbaud, Inc. (Software)		8,225	469,483
Blackline, Inc. (Software)	(a)	4,928	408,581
Bottomline Technologies DE, Inc. (Software)	(a)	16,326	828,871
Box, Inc. Class A (Software)	(a)	50,599	1,050,435
Brooks Automation, Inc. (Semiconductors & Equip.)		11,731	518,979
Cabot Microelectronics Corp. (Semiconductors & Equip.)		1,492	208,194

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Calix, Inc. (Communications Equip.)	(a)	10,788	$ 160,741
Ciena Corp. (Communications Equip.)	(a)	7,097	384,374
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	18,268	1,128,597
CommVault Systems, Inc. (Software)	(a)	12,478	482,899
Cornerstone OnDemand, Inc. (Software)	(a)	3,013	116,181
CSG Systems International, Inc. (IT Svs.)		21,756	900,481
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	9,034	638,523
Everbridge, Inc. (Software)	(a)	3,900	539,604
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	2,340	146,063
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,903	209,201
Fitbit, Inc. Class A (Electronic Equip., Instr. & Comp.)	(a)	77,290	499,293
Five9, Inc. (Software)	(a)	9,260	1,024,804
FormFactor, Inc. (Semiconductors & Equip.)	(a)	15,727	461,273
Grid Dynamics Holdings, Inc. (IT Svs.)	(a)	23,044	159,004
Hackett Group, Inc. / The (IT Svs.)		8,456	114,494
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,929	279,967
Inphi Corp. (Semiconductors & Equip.)	(a)	4,782	561,885
InterDigital, Inc. (Communications Equip.)		4,105	232,466
International Money Express, Inc. (IT Svs.)	(a)	18,136	225,975
J2 Global, Inc. (Software)	(a)	3,575	225,976
KBR, Inc. (IT Svs.)		8,608	194,110
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	7,339	208,354
LivePerson, Inc. (Software)	(a)	10,243	424,368
LiveRamp Holdings, Inc. (IT Svs.)	(a)	3,579	152,000
ManTech International Corp. Class A (IT Svs.)		7,747	530,592
MAXIMUS, Inc. (IT Svs.)		7,728	544,438
MaxLinear, Inc. (Semiconductors & Equip.)	(a)	9,509	204,063
Model N, Inc. (Software)	(a)	13,608	473,014
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,308	246,425
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	14,090	1,051,678
Paylocity Holding Corp. (Software)	(a)	3,278	478,227
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		10,698	495,959
Perficient, Inc. (IT Svs.)	(a)	5,004	179,043
Ping Identity Holding Corp. (Software)	(a)	9,910	318,012
Power Integrations, Inc. (Semiconductors & Equip.)		8,251	974,691
Progress Software Corp. (Software)		5,584	216,380
PROS Holdings, Inc. (Software)	(a)	7,486	332,603
Q2 Holdings, Inc. (Software)	(a)	3,489	299,321
Qualys, Inc. (Software)	(a)	15,355	1,597,227
Radware Ltd. (Communications Equip.)	(a)	5,120	120,781
Rambus, Inc. (Semiconductors & Equip.)	(a)	28,213	428,838
Rapid7, Inc. (Software)	(a)	25,258	1,288,663
RingCentral, Inc. Class A (Software)	(a)	2,814	802,018
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,493	186,028
Semtech Corp. (Semiconductors & Equip.)	(a)	10,264	535,986
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	2,882	288,978
Silicon Motion Technology Corp. – ADR (Semiconductors & Equip.)		1,921	93,687
SPS Commerce, Inc. (Software)	(a)	16,387	1,230,991
SVMK, Inc. (Software)	(a)	6,437	151,527
Synaptics, Inc. (Semiconductors & Equip.)	(a)	7,027	422,463
Tower Semiconductor Ltd. (Semiconductors & Equip.)	(a)	33,370	637,033
Varonis Systems, Inc. (Software)	(a)	5,369	475,049
Verint Systems, Inc. (Software)	(a)	2,645	119,501
Verra Mobility Corp. (IT Svs.)	(a)	37,926	389,879
Virtusa Corp. (IT Svs.)	(a)	4,151	134,783
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
WNS Holdings Ltd. – ADR (IT Svs.)	(a)	10,183	$ 559,861
Workiva, Inc. (Software)	(a)	6,526	349,076
Yext, Inc. (Software)	(a)	52,186	866,810
			35,749,314
Materials–2.7%
Balchem Corp. (Chemicals)		7,943	753,473
Boise Cascade Co. (Paper & Forest Products)		25,760	968,834
Ingevity Corp. (Chemicals)	(a)	9,229	485,169
Innospec, Inc. (Chemicals)		2,599	200,773
Materion Corp. (Metals & Mining)		11,211	689,364
Novagold Resources, Inc. (Metals & Mining)	(a)	61,094	560,843
PolyOne Corp. (Chemicals)		13,865	363,679
Silgan Holdings, Inc. (Containers & Packaging)		12,779	413,912
Trinseo SA (Chemicals)		6,602	146,300
Venator Materials PLC (Chemicals)	(a)	146,203	261,703
			4,844,050
Real Estate–3.6%
DiamondRock Hospitality Co. (Equity REIT)		11,964	66,161
EastGroup Properties, Inc. (Equity REIT)		7,103	842,487
First Industrial Realty Trust, Inc. (Equity REIT)		30,556	1,174,573
Four Corners Property Trust, Inc. (Equity REIT)		20,146	491,562
NexPoint Residential Trust, Inc. (Equity REIT)		12,451	440,143
Plymouth Industrial REIT, Inc. (Equity REIT)		12,071	154,509
QTS Realty Trust, Inc. Class A (Equity REIT)		26,930	1,725,944
Redfin Corp. (Real Estate Mgmt. & Development)	(a)	10,587	443,701
RMR Group, Inc. / The Class A (Real Estate Mgmt. & Development)		8,260	243,422
Ryman Hospitality Properties, Inc. (Equity REIT)		9,435	326,451
Summit Hotel Properties, Inc. (Equity REIT)		57,442	340,631
Uniti Group, Inc. (Equity REIT)		34,710	324,538
			6,574,122
Utilities–1.4%
American States Water Co. (Water Utilities)		10,577	831,669
California Water Service Group (Water Utilities)		5,469	260,871
New Jersey Resources Corp. (Gas Utilities)		17,180	560,927
Northwest Natural Holding Co. (Gas Utilities)		2,915	162,628
NorthWestern Corp. (Multi-Utilities)		6,954	379,132
Ormat Technologies, Inc. (Ind. Power & Renewable Elec.)		2,615	166,026
SJW Group (Water Utilities)		2,033	126,270
Southwest Gas Holdings, Inc. (Gas Utilities)		1,577	108,892
			2,596,415
Total Common Stocks (Cost $172,491,446)			$179,497,735

Rights –0.0%	Quantity	Value
Health Care–0.0%
Alder BioPharmaceuticals, Inc. CVR (Pharmaceuticals)	14,631	$ 12,875
Total Rights (Cost $12,876)		$ 12,875

Money Market Funds–2.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(b)	5,296,550	$ 5,298,669
Total Money Market Funds (Cost $5,299,024)			$ 5,298,669
Total Investments – 102.2% (Cost $177,803,346)	(c)		$184,809,279
Liabilities in Excess of Other Assets – (2.2)%	(d)		(3,992,519)
Net Assets – 100.0%			$180,816,760

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Small Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $544,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Russell 2000 Index - Long	85	September 18, 2020	$5,894,444	$6,109,800	$215,356	$60,069
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)
Objective/Strategy
The ON S&P MidCap 400® Index Portfolio seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S& P MidCap 400® Index.
Performance as of June 30, 2020
Average Annual returns
One year	-7.02%
Five years	3.03%
Ten years	9.80%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.44% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -12.88% versus -12.78% for its benchmark, the S&P MidCap 400® Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  The Portfolio intends to track the underlying return of the S&P MidCap 400® Index. There were no material market events or changes in strategy during the six-month period that materially impacted the Portfolio’s relative return. Sources of return variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Health Care was the only sector with positive returns for both the Portfolio and benchmark during the period. Financials and Real Estate were the leading detractors from Portfolio and benchmark returns. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  Because the Portfolio weights its holdings to be similar to those utilized by the benchmark, there were no holdings that significantly contributed to or detracted from the Portfolio’s benchmark-relative performance. Benchmark constituents that had a positive impact on the return of the Portfolio and benchmark included Etsy Inc and West Pharmaceutical Services, Inc. Stocks that detracted included Reinsurance Group of America, Inc. and Alleghany Corp. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  The Portfolio uses long CME E-mini S&P MidCap 400 Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows, to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or security selection process during the reporting period?
A.  In January 2020, the team added another index analyst, Amruta Joshi. There were no material changes to the investment strategy or stock selection process during the period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	99.5
Money Market Funds Less Net Liabilities	0.5
100.0

Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Teradyne, Inc.	0.9
2.	Etsy, Inc.	0.8
3.	FactSet Research Systems, Inc.	0.8
4.	Fair Isaac Corp.	0.8
5.	Catalent, Inc.	0.7
6.	Masimo Corp.	0.7
7.	Pool Corp.	0.7
8.	Trimble, Inc.	0.7
9.	Molina Healthcare, Inc.	0.7
10.	Cognex Corp.	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	16.5
Industrials	15.6
Financials	15.0
Consumer Discretionary	14.4
Health Care	11.1
Real Estate	9.9
Materials	6.0
Utilities	4.1
Consumer Staples	3.7
Communication Services	1.8
Energy	1.4
99.5

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–99.5%		Shares	Value
Communication Services–1.8%
AMC Networks, Inc. Class A (Media)	(a)	9,628	$ 225,199
Cable One, Inc. (Media)		1,255	2,227,437
Cinemark Holdings, Inc. (Entertainment)		25,468	294,155
John Wiley & Sons, Inc. Class A (Media)		10,392	405,288
New York Times Co. / The Class A (Media)		34,424	1,446,841
TEGNA, Inc. (Media)		52,218	581,709
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)		23,345	464,099
TripAdvisor, Inc. (Interactive Media & Svs.)		24,035	456,905
World Wrestling Entertainment, Inc. Class A (Entertainment)		11,054	480,296
Yelp, Inc. (Interactive Media & Svs.)	(a)	15,580	360,365
			6,942,294
Consumer Discretionary–14.4%
Aaron's, Inc. (Specialty Retail)		16,097	730,804
Adient PLC (Auto Components)	(a)	20,788	341,339
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a)	12,346	384,578
American Eagle Outfitters, Inc. (Specialty Retail)		37,095	404,335
AutoNation, Inc. (Specialty Retail)	(a)	13,741	516,387
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		19,143	400,089
Brunswick Corp. (Leisure Products)		18,866	1,207,613
Caesars Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	133,813	1,623,152
Carter's, Inc. (Textiles, Apparel & Luxury Goods)		10,404	839,603
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		7,523	593,565
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)		8,366	1,113,933
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)		6,781	546,413
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)		5,663	628,083
Dana, Inc. (Auto Components)		34,440	419,824
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	6,679	1,311,689
Delphi Technologies PLC (Auto Components)	(a)	20,531	291,746
Dick's Sporting Goods, Inc. (Specialty Retail)		15,552	641,676
Dunkin' Brands Group, Inc. (Hotels, Restaurants & Leisure)		19,584	1,277,464
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	19,892	796,874
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	28,312	3,007,584
Five Below, Inc. (Specialty Retail)	(a)	13,297	1,421,582
Foot Locker, Inc. (Specialty Retail)		24,830	724,043
Gentex Corp. (Auto Components)		58,420	1,505,483
Goodyear Tire & Rubber Co. / The (Auto Components)		55,612	497,449
Graham Holdings Co. Class B (Diversified Consumer Svs.)		1,017	348,495
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	11,298	1,022,808
Grubhub, Inc. (Internet & Direct Marketing Retail)	(a)	21,938	1,542,241
Harley-Davidson, Inc. (Automobiles)		36,546	868,698
Helen of Troy Ltd. (Household Durables)	(a)	6,016	1,134,377
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		5,403	400,308
KB Home (Household Durables)		20,762	636,978
Lear Corp. (Auto Components)		13,013	1,418,677
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)		8,717	716,625
Mattel, Inc. (Leisure Products)	(a)	82,771	800,396
Murphy U.S.A., Inc. (Specialty Retail)	(a)	6,543	736,676
Nordstrom, Inc. (Multiline Retail)		25,825	400,029
Common Stocks (Continued)		Shares	Value
Consumer Discretionary (continued)
Ollie's Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	13,490	$ 1,317,298
Papa John's International, Inc. (Hotels, Restaurants & Leisure)		5,314	421,985
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	30,852	942,220
Polaris, Inc. (Leisure Products)		13,734	1,271,082
Pool Corp. (Distributors)		9,526	2,589,834
RH (Specialty Retail)	(a)	3,960	985,644
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	26,867	336,643
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a)	13,146	203,237
Service Corp. International (Diversified Consumer Svs.)		42,511	1,653,253
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		18,768	360,533
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	32,512	1,020,227
Strategic Education, Inc. (Diversified Consumer Svs.)		5,296	813,730
Taylor Morrison Home Corp. (Household Durables)	(a)	30,936	596,755
Tempur Sealy International, Inc. (Household Durables)	(a)	10,331	743,315
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		15,538	816,833
Thor Industries, Inc. (Automobiles)		13,170	1,403,000
Toll Brothers, Inc. (Household Durables)		27,581	898,865
TopBuild Corp. (Household Durables)	(a)	7,900	898,783
TRI Pointe Group, Inc. (Household Durables)	(a)	31,059	456,257
Urban Outfitters, Inc. (Specialty Retail)	(a)	16,731	254,646
Visteon Corp. (Auto Components)	(a)	6,634	454,429
W.W. International, Inc. (Diversified Consumer Svs.)	(a)	11,080	281,210
Wendy's Co. / The (Hotels, Restaurants & Leisure)		42,499	925,628
Williams-Sonoma, Inc. (Specialty Retail)		18,552	1,521,450
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)		20,349	573,435
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)		22,220	947,016
			53,938,924
Consumer Staples–3.7%
BJ's Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a)	29,457	1,097,862
Boston Beer Co., Inc. / The Class A (Beverages)	(a)	2,303	1,235,905
Casey's General Stores, Inc. (Food & Staples Retailing)		8,775	1,312,038
Darling Ingredients, Inc. (Food Products)	(a)	39,147	963,799
Edgewell Personal Care Co. (Personal Products)	(a)	12,953	403,615
Energizer Holdings, Inc. (Household Products)		15,192	721,468
Flowers Foods, Inc. (Food Products)		45,966	1,027,800
Grocery Outlet Holding Corp. (Food & Staples Retailing)	(a)	15,172	619,018
Hain Celestial Group, Inc. / The (Food Products)	(a)	18,725	590,025
Ingredion, Inc. (Food Products)		15,974	1,325,842
Lancaster Colony Corp. (Food Products)		4,723	732,018
Nu Skin Enterprises, Inc. Class A (Personal Products)		12,383	473,402
Pilgrim's Pride Corp. (Food Products)	(a)	12,408	209,571
Post Holdings, Inc. (Food Products)	(a)	15,287	1,339,447
Sanderson Farms, Inc. (Food Products)		4,722	547,233
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a)	28,145	720,230

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Tootsie Roll Industries, Inc. (Food Products)		4,096	$ 140,370
TreeHouse Foods, Inc. (Food Products)	(a)	13,464	589,723
			14,049,366
Energy–1.4%
Antero Midstream Corp. (Oil, Gas & Consumable Fuels)		66,979	341,593
ChampionX Corp. (Energy Equip. & Svs.)	(a)	44,313	432,495
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		24,314	668,392
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	44,594	385,738
EQT Corp. (Oil, Gas & Consumable Fuels)		61,021	726,150
Equitrans Midstream Corp. (Oil, Gas & Consumable Fuels)		96,913	805,347
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		34,847	480,889
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		24,264	248,463
Transocean Ltd. (Energy Equip. & Svs.)	(a)	137,290	251,241
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		15,087	388,641
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	97,225	620,295
			5,349,244
Financials–15.0%
Affiliated Managers Group, Inc. (Capital Markets)		11,266	839,993
Alleghany Corp. (Insurance)		3,414	1,669,924
American Financial Group, Inc. (Insurance)		17,798	1,129,461
Associated Banc-Corp. (Banks)		36,678	501,755
BancorpSouth Bank (Banks)		23,205	527,682
Bank of Hawaii Corp. (Banks)		9,546	586,220
Bank OZK (Banks)		28,792	675,748
Brighthouse Financial, Inc. (Insurance)	(a)	22,350	621,777
Brown & Brown, Inc. (Insurance)		56,093	2,286,351
Cathay General Bancorp (Banks)		18,044	474,557
CIT Group, Inc. (Banks)		23,480	486,740
CNO Financial Group, Inc. (Insurance)		34,288	533,864
Commerce Bancshares, Inc. (Banks)		23,939	1,423,652
Cullen / Frost Bankers, Inc. (Banks)		13,575	1,014,188
East West Bancorp, Inc. (Banks)		33,765	1,223,644
Eaton Vance Corp. (Capital Markets)		27,209	1,050,267
Essent Group Ltd. (Thrifts & Mortgage Finance)		26,407	957,782
Evercore, Inc. Class A (Capital Markets)		9,675	570,051
FactSet Research Systems, Inc. (Capital Markets)		9,034	2,967,398
Federated Hermes, Inc. (Capital Markets)		22,883	542,327
First American Financial Corp. (Insurance)		26,579	1,276,324
First Financial Bankshares, Inc. (Banks)		33,893	979,169
First Horizon National Corp. (Banks)		74,504	742,060
FirstCash, Inc. (Consumer Finance)		9,886	667,107
FNB Corp. (Banks)		77,241	579,307
Fulton Financial Corp. (Banks)		38,571	406,153
Genworth Financial, Inc. Class A (Insurance)	(a)	120,092	277,412
Glacier Bancorp, Inc. (Banks)		21,162	746,807
Hancock Whitney Corp. (Banks)		20,563	435,936
Hanover Insurance Group, Inc. / The (Insurance)		9,068	918,860
Home BancShares, Inc. (Banks)		36,643	563,569
Interactive Brokers Group, Inc. Class A (Capital Markets)		18,295	764,182
International Bancshares Corp. (Banks)		13,274	425,033
Janus Henderson Group PLC (Capital Markets)		36,593	774,308
Jefferies Financial Group, Inc. (Diversified Financial Svs.)		53,854	837,430
Kemper Corp. (Insurance)		14,645	1,062,055
Legg Mason, Inc. (Capital Markets)		19,961	993,060
Common Stocks (Continued)		Shares	Value
Financials (continued)
LendingTree, Inc. (Consumer Finance)	(a)	1,839	$ 532,446
Mercury General Corp. (Insurance)		6,492	264,549
Navient Corp. (Consumer Finance)		40,586	285,320
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		110,585	1,127,967
Old Republic International Corp. (Insurance)		68,092	1,110,580
PacWest Bancorp (Banks)		27,800	547,938
Pinnacle Financial Partners, Inc. (Banks)		17,020	714,670
Primerica, Inc. (Insurance)		9,720	1,133,352
Prosperity Bancshares, Inc. (Banks)		22,084	1,311,348
Reinsurance Group of America, Inc. (Insurance)		16,177	1,268,924
RenaissanceRe Holdings Ltd. (Insurance)		11,999	2,052,189
RLI Corp. (Insurance)		9,535	782,823
SEI Investments Co. (Capital Markets)		29,633	1,629,222
Selective Insurance Group, Inc. (Insurance)		14,247	751,387
Signature Bank (Banks)		12,781	1,366,544
SLM Corp. (Consumer Finance)		89,503	629,206
Sterling Bancorp (Banks)		46,430	544,160
Stifel Financial Corp. (Capital Markets)		16,353	775,623
Synovus Financial Corp. (Banks)		35,166	721,958
TCF Financial Corp. (Banks)		36,264	1,066,887
Texas Capital Bancshares, Inc. (Banks)	(a)	12,018	370,996
Trustmark Corp. (Banks)		15,105	370,375
UMB Financial Corp. (Banks)		10,112	521,274
Umpqua Holdings Corp. (Banks)		52,603	559,696
United Bankshares, Inc. (Banks)		30,348	839,426
Valley National Bancorp (Banks)		93,526	731,373
Washington Federal, Inc. (Thrifts & Mortgage Finance)		18,064	484,838
Webster Financial Corp. (Banks)		21,529	615,945
Wintrust Financial Corp. (Banks)		13,744	599,513
			56,242,682
Health Care–11.1%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	21,227	533,222
Amedisys, Inc. (Health Care Providers & Svs.)	(a)	7,724	1,533,523
Arrowhead Pharmaceuticals, Inc. (Biotechnology)	(a)	24,296	1,049,344
Avanos Medical, Inc. (Health Care Equip. & Supplies)	(a)	11,360	333,870
Bio-Techne Corp. (Life Sciences Tools & Svs.)		9,118	2,407,790
Cantel Medical Corp. (Health Care Equip. & Supplies)		8,841	391,038
Catalent, Inc. (Pharmaceuticals)	(a)	38,802	2,844,187
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	11,805	2,058,202
Chemed Corp. (Health Care Providers & Svs.)		3,786	1,707,751
Encompass Health Corp. (Health Care Providers & Svs.)		23,712	1,468,484
Exelixis, Inc. (Biotechnology)	(a)	73,158	1,736,771
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a)	18,052	861,261
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	12,021	1,076,601
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	17,048	1,000,206
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		15,878	1,743,087
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	4,622	851,881
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a)	16,795	789,197
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	7,079	1,234,011
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	3,829	428,274
LivaNova PLC (Health Care Equip. & Supplies)	(a)	11,595	558,067
Masimo Corp. (Health Care Equip. & Supplies)	(a)	11,876	2,707,609
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	20,344	347,882

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	14,123	$ 2,513,612
Nektar Therapeutics (Pharmaceuticals)	(a)	42,485	983,953
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	12,229	680,666
Patterson Cos., Inc. (Health Care Providers & Svs.)		20,603	453,266
Penumbra, Inc. (Health Care Equip. & Supplies)	(a)	7,887	1,410,353
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a)	15,178	1,476,668
Prestige Consumer Healthcare, Inc. (Pharmaceuticals)	(a)	11,930	448,091
Quidel Corp. (Health Care Equip. & Supplies)	(a)	9,118	2,040,061
Repligen Corp. (Life Sciences Tools & Svs.)	(a)	11,230	1,388,140
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a)	14,911	868,566
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	24,982	452,424
United Therapeutics Corp. (Biotechnology)	(a)	10,499	1,270,379
			41,648,437
Industrials–15.6%
Acuity Brands, Inc. (Electrical Equip.)		9,455	905,222
AECOM (Construction & Engineering)	(a)	38,196	1,435,406
AGCO Corp. (Machinery)		14,831	822,527
ASGN, Inc. (Professional Svs.)	(a)	12,532	835,634
Avis Budget Group, Inc. (Road & Rail)	(a)	12,737	291,550
Axon Enterprise, Inc. (Aerospace & Defense)	(a)	14,988	1,470,772
Brink's Co. / The (Commercial Svs. & Supplies)		12,054	548,578
Carlisle Cos., Inc. (Industrial Conglomerates)		13,102	1,567,916
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	12,204	731,996
Colfax Corp. (Machinery)	(a)	20,059	559,646
Crane Co. (Machinery)		11,768	699,725
Curtiss-Wright Corp. (Aerospace & Defense)		9,937	887,175
Deluxe Corp. (Commercial Svs. & Supplies)		9,954	234,317
Donaldson Co., Inc. (Machinery)		30,091	1,399,833
Dycom Industries, Inc. (Construction & Engineering)	(a)	7,526	307,738
EMCOR Group, Inc. (Construction & Engineering)		13,089	865,706
EnerSys (Electrical Equip.)		10,134	652,427
Fluor Corp. (Construction & Engineering)		33,528	405,018
FTI Consulting, Inc. (Professional Svs.)	(a)	8,851	1,013,882
GATX Corp. (Trading Companies & Distributors)		8,316	507,110
Generac Holdings, Inc. (Electrical Equip.)	(a)	14,953	1,823,219
Graco, Inc. (Machinery)		39,739	1,907,075
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		17,746	434,067
Herman Miller, Inc. (Commercial Svs. & Supplies)		14,007	330,705
Hexcel Corp. (Aerospace & Defense)		19,918	900,692
HNI Corp. (Commercial Svs. & Supplies)		10,178	311,141
Hubbell, Inc. (Electrical Equip.)		12,930	1,620,905
Insperity, Inc. (Professional Svs.)		8,703	563,345
ITT, Inc. (Machinery)		20,571	1,208,341
JetBlue Airways Corp. (Airlines)	(a)	64,259	700,423
KAR Auction Services, Inc. (Commercial Svs. & Supplies)		30,828	424,193
Kennametal, Inc. (Machinery)		19,791	568,200
Kirby Corp. (Marine)	(a)	14,313	766,604
Knight-Swift Transportation Holdings, Inc. (Road & Rail)		29,195	1,217,723
Landstar System, Inc. (Road & Rail)		9,162	1,028,984
Lennox International, Inc. (Building Products)		8,303	1,934,516
Lincoln Electric Holdings, Inc. (Machinery)		14,156	1,192,501
ManpowerGroup, Inc. (Professional Svs.)		13,854	952,463
MasTec, Inc. (Construction & Engineering)	(a)	13,908	624,052
Common Stocks (Continued)		Shares	Value
Industrials (continued)
Mercury Systems, Inc. (Aerospace & Defense)	(a)	13,265	$ 1,043,425
Middleby Corp. / The (Machinery)	(a)	13,273	1,047,771
MSA Safety, Inc. (Commercial Svs. & Supplies)		8,528	975,944
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)		10,829	788,460
Nordson Corp. (Machinery)		12,246	2,323,189
nVent Electric PLC (Electrical Equip.)		37,303	698,685
Oshkosh Corp. (Machinery)		16,226	1,162,106
Owens Corning (Building Products)		25,734	1,434,928
Regal Beloit Corp. (Electrical Equip.)		9,671	844,472
Ryder System, Inc. (Road & Rail)		12,822	480,953
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	21,799	1,220,308
Terex Corp. (Machinery)		15,161	284,572
Tetra Tech, Inc. (Commercial Svs. & Supplies)		12,896	1,020,332
Timken Co. / The (Machinery)		16,131	733,799
Toro Co. / The (Machinery)		25,565	1,695,982
Trex Co., Inc. (Building Products)	(a)	13,801	1,795,096
Trinity Industries, Inc. (Machinery)		22,498	478,982
Univar Solutions, Inc. (Trading Companies & Distributors)	(a)	33,073	557,611
Valmont Industries, Inc. (Construction & Engineering)		5,098	579,235
Watsco, Inc. (Trading Companies & Distributors)		7,814	1,388,548
Werner Enterprises, Inc. (Road & Rail)		13,671	595,099
Woodward, Inc. (Machinery)		13,535	1,049,639
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	21,738	1,679,261
			58,529,724
Information Technology–16.5%
ACI Worldwide, Inc. (Software)	(a)	27,662	746,597
Alliance Data Systems Corp. (IT Svs.)		10,116	456,434
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	18,761	1,288,693
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		23,583	657,612
Belden, Inc. (Electronic Equip., Instr. & Comp.)		9,093	295,977
Blackbaud, Inc. (Software)		11,820	674,686
Cabot Microelectronics Corp. (Semiconductors & Equip.)		6,936	967,850
CACI International, Inc. Class A (IT Svs.)	(a)	5,984	1,297,810
CDK Global, Inc. (Software)		28,971	1,199,979
Ceridian HCM Holding, Inc. (Software)	(a)	24,216	1,919,602
Ciena Corp. (Communications Equip.)	(a)	36,646	1,984,747
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	13,924	860,225
Cognex Corp. (Electronic Equip., Instr. & Comp.)		40,956	2,445,892
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,784	757,588
CommVault Systems, Inc. (Software)	(a)	10,124	391,799
CoreLogic, Inc. (IT Svs.)		18,958	1,274,357
Cree, Inc. (Semiconductors & Equip.)	(a)	25,804	1,527,339
Enphase Energy, Inc. (Semiconductors & Equip.)	(a)	19,416	923,619
Fair Isaac Corp. (Software)	(a)	6,919	2,892,419
First Solar, Inc. (Semiconductors & Equip.)	(a)	18,198	900,801
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	20,917	987,701
InterDigital, Inc. (Communications Equip.)		7,332	415,211
J2 Global, Inc. (Software)	(a)	10,813	683,490
Jabil, Inc. (Electronic Equip., Instr. & Comp.)		32,754	1,050,748
KBR, Inc. (IT Svs.)		33,951	765,595
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)		5,794	988,630
LiveRamp Holdings, Inc. (IT Svs.)	(a)	15,568	661,173
LogMeIn, Inc. (Software)		11,642	986,892
Lumentum Holdings, Inc. (Communications Equip.)	(a)	17,867	1,454,910
Manhattan Associates, Inc. (Software)	(a)	15,147	1,426,847
MAXIMUS, Inc. (IT Svs.)		14,637	1,031,177

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
MKS Instruments, Inc. (Semiconductors & Equip.)		13,090	$ 1,482,312
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		9,924	2,351,988
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		28,018	1,084,577
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	30,511	528,451
NetScout Systems, Inc. (Communications Equip.)	(a)	15,143	387,055
Paylocity Holding Corp. (Software)	(a)	8,579	1,251,590
Perspecta, Inc. (IT Svs.)		32,567	756,531
PTC, Inc. (Software)	(a)	24,837	1,932,070
Qualys, Inc. (Software)	(a)	7,991	831,224
Sabre Corp. (IT Svs.)		65,759	530,018
Science Applications International Corp. (IT Svs.)		11,786	915,537
Semtech Corp. (Semiconductors & Equip.)	(a)	15,533	811,133
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a)	10,431	1,045,916
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	11,839	1,643,016
Synaptics, Inc. (Semiconductors & Equip.)	(a)	8,119	488,114
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)		9,831	1,177,459
Teradata Corp. (Software)	(a)	25,888	538,470
Teradyne, Inc. (Semiconductors & Equip.)		39,542	3,341,695
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	59,580	2,573,260
Universal Display Corp. (Semiconductors & Equip.)		10,113	1,513,107
ViaSat, Inc. (Communications Equip.)	(a)	13,941	534,916
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)		31,626	482,929
WEX, Inc. (IT Svs.)	(a)	10,381	1,712,969
			61,830,737
Materials–6.0%
Allegheny Technologies, Inc. (Metals & Mining)	(a)	30,118	306,902
AptarGroup, Inc. (Containers & Packaging)		15,306	1,713,966
Ashland Global Holdings, Inc. (Chemicals)		14,431	997,182
Cabot Corp. (Chemicals)		13,499	500,138
Carpenter Technology Corp. (Metals & Mining)		11,435	277,642
Chemours Co. / The (Chemicals)		39,233	602,227
Commercial Metals Co. (Metals & Mining)		28,429	579,952
Compass Minerals International, Inc. (Metals & Mining)		8,066	393,217
Domtar Corp. (Paper & Forest Products)		13,117	276,900
Eagle Materials, Inc. (Construction Materials)		9,915	696,231
Greif, Inc. Class A (Containers & Packaging)		6,342	218,228
Ingevity Corp. (Chemicals)	(a)	9,837	517,131
Louisiana-Pacific Corp. (Paper & Forest Products)		26,781	686,933
Minerals Technologies, Inc. (Chemicals)		8,127	381,400
NewMarket Corp. (Chemicals)		1,722	689,627
O-I Glass, Inc. (Containers & Packaging)		37,268	334,667
Olin Corp. (Chemicals)		37,647	432,564
PolyOne Corp. (Chemicals)		21,818	572,286
Reliance Steel & Aluminum Co. (Metals & Mining)		15,187	1,441,702
Royal Gold, Inc. (Metals & Mining)		15,645	1,944,986
RPM International, Inc. (Chemicals)		30,888	2,318,453
Scotts Miracle-Gro Co. / The (Chemicals)		9,392	1,262,942
Sensient Technologies Corp. (Chemicals)		10,113	527,494
Silgan Holdings, Inc. (Containers & Packaging)		18,498	599,150
Sonoco Products Co. (Containers & Packaging)		23,922	1,250,881
Steel Dynamics, Inc. (Metals & Mining)		50,188	1,309,405
United States Steel Corp. (Metals & Mining)		52,639	380,054
Common Stocks (Continued)	Shares	Value
Materials (continued)
Valvoline, Inc. (Chemicals)	44,134	$ 853,110
Worthington Industries, Inc. (Metals & Mining)	8,756	326,599
		22,391,969
Real Estate–9.9%
American Campus Communities, Inc. (Equity REIT)	32,801	1,146,723
Brixmor Property Group, Inc. (Equity REIT)	70,758	907,118
Camden Property Trust (Equity REIT)	23,230	2,119,041
CoreCivic, Inc. (Equity REIT)	28,422	266,030
CoreSite Realty Corp. (Equity REIT)	9,607	1,163,023
Corporate Office Properties Trust (Equity REIT)	26,761	678,124
Cousins Properties, Inc. (Equity REIT)	35,469	1,058,040
CyrusOne, Inc. (Equity REIT)	27,482	1,999,316
Douglas Emmett, Inc. (Equity REIT)	39,303	1,205,030
EastGroup Properties, Inc. (Equity REIT)	9,327	1,106,276
EPR Properties (Equity REIT)	18,520	613,568
First Industrial Realty Trust, Inc. (Equity REIT)	30,319	1,165,462
GEO Group, Inc. / The (Equity REIT)	28,980	342,833
Healthcare Realty Trust, Inc. (Equity REIT)	32,202	943,197
Highwoods Properties, Inc. (Equity REIT)	24,791	925,448
Hudson Pacific Properties, Inc. (Equity REIT)	36,576	920,252
JBG SMITH Properties (Equity REIT)	28,072	830,089
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)	12,313	1,273,903
Kilroy Realty Corp. (Equity REIT)	25,263	1,482,938
Lamar Advertising Co. Class A (Equity REIT)	20,600	1,375,256
Life Storage, Inc. (Equity REIT)	11,201	1,063,535
Macerich Co. / The (Equity REIT)	27,593	247,509
Mack-Cali Realty Corp. (Equity REIT)	21,595	330,188
Medical Properties Trust, Inc. (Equity REIT)	126,045	2,369,646
National Retail Properties, Inc. (Equity REIT)	41,033	1,455,851
Omega Healthcare Investors, Inc. (Equity REIT)	54,137	1,609,493
Park Hotels & Resorts, Inc. (Equity REIT)	56,287	556,678
Pebblebrook Hotel Trust (Equity REIT)	31,261	427,025
Physicians Realty Trust (Equity REIT)	48,339	846,899
PotlatchDeltic Corp. (Equity REIT)	15,978	607,643
PS Business Parks, Inc. (Equity REIT)	4,783	633,269
Rayonier, Inc. (Equity REIT)	33,039	819,037
Sabra Health Care REIT, Inc. (Equity REIT)	48,956	706,435
Service Properties Trust (Equity REIT)	39,132	277,446
Spirit Realty Capital, Inc. (Equity REIT)	24,556	856,022
STORE Capital Corp. (Equity REIT)	53,070	1,263,597
Taubman Centers, Inc. (Equity REIT)	14,703	555,185
Urban Edge Properties (Equity REIT)	26,325	312,478
Weingarten Realty Investors (Equity REIT)	28,753	544,294
		37,003,897
Utilities–4.1%
ALLETE, Inc. (Electric Utilities)	12,352	674,543
Black Hills Corp. (Multi-Utilities)	14,965	847,917
Essential Utilities, Inc. (Water Utilities)	53,167	2,245,774
Hawaiian Electric Industries, Inc. (Electric Utilities)	26,046	939,219
IDACORP, Inc. (Electric Utilities)	12,048	1,052,634
MDU Resources Group, Inc. (Multi-Utilities)	47,874	1,061,845
National Fuel Gas Co. (Gas Utilities)	21,554	903,759
New Jersey Resources Corp. (Gas Utilities)	22,847	745,955
NorthWestern Corp. (Multi-Utilities)	12,038	656,312
OGE Energy Corp. (Electric Utilities)	47,740	1,449,386
ONE Gas, Inc. (Gas Utilities)	12,616	972,063
PNM Resources, Inc. (Electric Utilities)	18,996	730,206
Southwest Gas Holdings, Inc. (Gas Utilities)	13,148	907,869
Spire, Inc. (Gas Utilities)	12,217	802,779
UGI Corp. (Gas Utilities)	49,684	1,579,951
		15,570,212
Total Common Stocks (Cost $390,281,904)		$373,497,486

(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Money Market Funds–0.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(b)	2,014,441	$ 2,015,247
Total Money Market Funds (Cost $2,015,247)			$ 2,015,247
Total Investments – 100.0% (Cost $392,297,151)	(c)		$375,512,733
Liabilities in Excess of Other Assets – (0.0)%	(d)		(155,724)
Net Assets – 100.0%			$375,357,009

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $285,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P MidCap 400 Index - Long	19	September 18, 2020	$3,328,065	$3,380,290	$52,225	$44,080
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited)
Objective/Strategy
The ON BlackRock Advantage Large Cap Growth Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.
Performance as of June 30, 2020
Average Annual returns
One year	19.32%
Five years	12.31%
Ten years	14.73%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.80% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned 8.32% versus 9.81% for its benchmark, the Russell 1000® Growth Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  U.S. equity markets experienced quite a volatile period during the six months ended June 30, 2020. This was largely driven by the impact of the spread of the COVID-19 pandemic across the country. This was met by an unparalleled drawdown in equity markets, followed by the government instructing shelter in place, unprecedented stimulus packages and more recently, plans to re-open economies. These latter actions have helped U.S. equities rebound, nearly recovering from the losses seen over the first quarter. In this context, the Portfolio struggled during the period. The underperformance relative to the benchmark was driven by weakness in value-related measures, while sentiment and macro thematic insights also underperformed. Text-based analyses that capture trends across earnings expectations and fundamentals, as well as fundamental value insights that compare valuations across sales, broadly declined, as near term economic challenges outweighed prior guidance. Macro thematic measures that look to import cost, as well as labor data, struggled amid the highly evolving market backdrop. Conversely, some alternative measures of quality were able to provide ballast and outperform during the period. Specifically, an insight that looks to capture investor flows into Environmental, Social, and Governance (“ESG”) related positions was one of the best performing insights as it was able to follow the broader sustainability market trend. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.  The portfolio management team targets a relatively sector-neutral approach and seeks to derive the majority of any excess return from security selection. Stock selection in Consumer Discretionary was a key contributor to relative returns. On the other hand, stock selection in the Real Estate and Communication Services sectors detracted from performance.  (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  From a security standpoint, the Portfolio’s underweight position in The Boeing Co., an Industrials company, was a top contributor to relative performance, as its stock price dropped substantially during the period as demand for jet orders decreased. An overweight in Amazon.com, Inc. was also a top contributor, as many consumers are shopping online due to COVID-19 related lockdowns and closures. (1)
In contrast, an underweight position in auto maker Tesla, Inc. was the largest detractor from performance, as electric car sales in China continued to recover in May after coronavirus setbacks. Further hindering results was an overweight to Industrials company Allegion PLC, as the business has suffered from temporary shutdowns due to the COVID-19 outbreak. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  Pursuant to the Portfolio’s investment strategy, futures contracts were used to equitize cash and prevent a cash drag on performance. The futures did not meaningfully impact relative performance, however, due to their index characteristics and size in relation to the Portfolio’s net assets. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	98.8
Rights (4)	0.0
Money Market Funds Less Net Liabilities	1.2
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	8.4
2.	Amazon.com, Inc.	8.2
3.	Apple, Inc.	8.1
4.	Facebook, Inc. Class A	2.9
5.	Alphabet, Inc. Class C	2.9
6.	NVIDIA Corp.	2.6
7.	Adobe, Inc.	2.3
8.	Alphabet, Inc. Class A	2.0
9.	UnitedHealth Group, Inc.	2.0
10.	PayPal Holdings, Inc.	1.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Rights):

% of Net Assets
Information Technology	42.9
Health Care	15.2
Consumer Discretionary	14.8
Communication Services	11.1
Industrials	5.0
Consumer Staples	4.6
Financials	2.3
Real Estate	1.6
Materials	1.0
Utilities	0.3
98.8

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–98.8%		Shares	Value
Communication Services–11.1%
Activision Blizzard, Inc. (Entertainment)		2,569	$ 194,987
Alphabet, Inc. Class A (Interactive Media & Svs.)	(a)	1,450	2,056,172
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	2,060	2,912,037
Cable One, Inc. (Media)		56	99,392
Charter Communications, Inc. Class A (Media)	(a)	341	173,924
Comcast Corp. Class A (Media)		5,085	198,213
Electronic Arts, Inc. (Entertainment)	(a)	981	129,541
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	13,074	2,968,713
Netflix, Inc. (Entertainment)	(a)	2,702	1,229,518
Pinterest, Inc. Class A (Interactive Media & Svs.)	(a)	1,179	26,138
Sirius XM Holdings, Inc. (Media)		108,649	637,770
Twitter, Inc. (Interactive Media & Svs.)	(a)	8,092	241,061
United States Cellular Corp. (Wireless Telecom. Svs.)	(a)	4,518	139,471
Zynga, Inc. Class A (Entertainment)	(a)	26,975	257,341
			11,264,278
Consumer Discretionary–14.8%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	3,018	8,326,119
Best Buy Co., Inc. (Specialty Retail)		1,256	109,611
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		2,463	51,477
Bright Horizons Family Solutions, Inc. (Diversified Consumer Svs.)	(a)	412	48,286
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	238	250,462
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		276	20,912
Dollar General Corp. (Multiline Retail)		1,271	242,138
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		618	228,314
eBay, Inc. (Internet & Direct Marketing Retail)		1,446	75,843
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	1,308	138,949
H&R Block, Inc. (Diversified Consumer Svs.)		6,468	92,363
Home Depot, Inc. / The (Specialty Retail)		5,668	1,419,891
Levi Strauss & Co. Class A (Textiles, Apparel & Luxury Goods)		1,277	17,112
Lowe's Cos., Inc. (Specialty Retail)		6,600	891,792
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,225	382,212
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		8,185	802,539
Pool Corp. (Distributors)		141	38,334
Ross Stores, Inc. (Specialty Retail)		246	20,969
Tesla, Inc. (Automobiles)	(a)	875	944,834
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		2,750	144,567
TJX Cos., Inc. / The (Specialty Retail)		3,962	200,319
V.F. Corp. (Textiles, Apparel & Luxury Goods)		513	31,262
Vail Resorts, Inc. (Hotels, Restaurants & Leisure)		383	69,763
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a)	237	46,833
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4,492	390,400
			14,985,301
Consumer Staples–4.6%
Brown-Forman Corp. Class B (Beverages)		500	31,830
Church & Dwight Co., Inc. (Household Products)		580	44,834
Clorox Co. / The (Household Products)		2,527	554,348
Coca-Cola European Partners PLC (Beverages)		2,126	80,278
Common Stocks (Continued)		Shares	Value
Consumer Staples (continued)
Colgate-Palmolive Co. (Household Products)		296	$ 21,685
Costco Wholesale Corp. (Food & Staples Retailing)		5,485	1,663,107
General Mills, Inc. (Food Products)		7,562	466,197
Hershey Co. / The (Food Products)		4,318	559,699
PepsiCo, Inc. (Beverages)		9,161	1,211,634
Procter & Gamble Co. / The (Household Products)		513	61,339
Sanderson Farms, Inc. (Food Products)		139	16,109
			4,711,060
Financials–2.3%
American Express Co. (Consumer Finance)		601	57,215
Brown & Brown, Inc. (Insurance)		1,384	56,412
Charles Schwab Corp. / The (Capital Markets)		8,950	301,973
CME Group, Inc. (Capital Markets)		543	88,259
Cullen / Frost Bankers, Inc. (Banks)		1,295	96,749
FactSet Research Systems, Inc. (Capital Markets)		1,017	334,054
First American Financial Corp. (Insurance)		742	35,631
Intercontinental Exchange, Inc. (Capital Markets)		624	57,158
LendingTree, Inc. (Consumer Finance)	(a)	93	26,926
Marsh & McLennan Cos., Inc. (Insurance)		2,656	285,175
Moody's Corp. (Capital Markets)		33	9,066
S&P Global, Inc. (Capital Markets)		3,014	993,053
T. Rowe Price Group, Inc. (Capital Markets)		123	15,191
			2,356,862
Health Care–15.2%
Abbott Laboratories (Health Care Equip. & Supplies)		2,997	274,016
AbbVie, Inc. (Biotechnology)		15,738	1,545,157
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		1,539	136,001
Alkermes PLC (Biotechnology)	(a)	1,481	28,739
AmerisourceBergen Corp. (Health Care Providers & Svs.)		210	21,162
Amgen, Inc. (Biotechnology)		4,811	1,134,723
Anthem, Inc. (Health Care Providers & Svs.)		1,353	355,812
Arena Pharmaceuticals, Inc. (Biotechnology)	(a)	1,416	89,137
Biogen, Inc. (Biotechnology)	(a)	246	65,817
Bristol-Myers Squibb Co. (Pharmaceuticals)		5,487	322,636
Cardinal Health, Inc. (Health Care Providers & Svs.)		613	31,993
CVS Health Corp. (Health Care Providers & Svs.)		573	37,228
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	1,193	483,642
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	11,978	827,800
Elanco Animal Health, Inc. (Pharmaceuticals)	(a)	3,285	70,463
Eli Lilly & Co. (Pharmaceuticals)		4,464	732,900
Gilead Sciences, Inc. (Biotechnology)		7,944	611,211
HCA Healthcare, Inc. (Health Care Providers & Svs.)		587	56,974
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	428	24,396
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	1,673	552,358
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	164	93,452
McKesson Corp. (Health Care Providers & Svs.)		1,738	266,644
Merck & Co., Inc. (Pharmaceuticals)		20,370	1,575,212
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	129	103,916
Moderna, Inc. (Biotechnology)	(a)	1,843	118,339
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	862	537,586
ResMed, Inc. (Health Care Equip. & Supplies)		330	63,360

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Stryker Corp. (Health Care Equip. & Supplies)		2,559	$ 461,106
Teladoc Health, Inc. (Health Care Technology)	(a)	954	182,061
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		471	170,662
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6,835	2,015,983
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	2,525	591,911
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	3,130	908,670
Waters Corp. (Life Sciences Tools & Svs.)	(a)	108	19,483
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)		878	199,455
Zoetis, Inc. (Pharmaceuticals)		5,552	760,846
			15,470,851
Industrials–5.0%
Advanced Drainage Systems, Inc. (Building Products)		722	35,667
Allegion PLC (Building Products)		3,963	405,098
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		464	36,684
Carlisle Cos., Inc. (Industrial Conglomerates)		248	29,678
Cintas Corp. (Commercial Svs. & Supplies)		856	228,004
Copart, Inc. (Commercial Svs. & Supplies)	(a)	1,137	94,678
CSX Corp. (Road & Rail)		836	58,303
EMCOR Group, Inc. (Construction & Engineering)		4,805	317,803
Expeditors International of Washington, Inc. (Air Freight & Logistics)		441	33,534
Fastenal Co. (Trading Companies & Distributors)		308	13,195
Generac Holdings, Inc. (Electrical Equip.)	(a)	610	74,377
HEICO Corp. (Aerospace & Defense)		640	63,776
Honeywell International, Inc. (Industrial Conglomerates)		840	121,456
Hubbell, Inc. (Electrical Equip.)		2,927	366,929
IHS Markit Ltd. (Professional Svs.)		1,126	85,013
Illinois Tool Works, Inc. (Machinery)		2,063	360,715
L3Harris Technologies, Inc. (Aerospace & Defense)		1,051	178,323
Lockheed Martin Corp. (Aerospace & Defense)		1,064	388,275
Northrop Grumman Corp. (Aerospace & Defense)		959	294,835
Robert Half International, Inc. (Professional Svs.)		4,076	215,335
Roper Technologies, Inc. (Industrial Conglomerates)		144	55,909
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	419	47,753
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	341	106,034
Toro Co. / The (Machinery)		1,141	75,694
Trex Co., Inc. (Building Products)	(a)	344	44,744
Union Pacific Corp. (Road & Rail)		3,702	625,897
United Parcel Service, Inc. Class B (Air Freight & Logistics)		2,695	299,630
W.W. Grainger, Inc. (Trading Companies & Distributors)		566	177,814
Xylem, Inc. (Machinery)		3,802	246,978
			5,082,131
Information Technology–42.9%
Accenture PLC Class A (IT Svs.)		2,234	479,684
Adobe, Inc. (Software)	(a)	5,245	2,283,201
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	8,530	448,763
Alteryx, Inc. Class A (Software)	(a)	650	106,782
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,149	205,896
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Analog Devices, Inc. (Semiconductors & Equip.)		331	$ 40,594
Appfolio, Inc. Class A (Software)	(a)	443	72,081
Apple, Inc. (Tech. Hardware, Storage & Periph.)		22,610	8,248,128
Applied Materials, Inc. (Semiconductors & Equip.)		8,745	528,635
Atlassian Corp. PLC Class A (Software)	(a)	1,685	303,755
Autodesk, Inc. (Software)	(a)	959	229,383
Automatic Data Processing, Inc. (IT Svs.)		7,381	1,098,957
Avnet, Inc. (Electronic Equip., Instr. & Comp.)		4,569	127,407
Broadridge Financial Solutions, Inc. (IT Svs.)		233	29,402
Cadence Design Systems, Inc. (Software)	(a)	3,722	357,163
CDW Corp. (Electronic Equip., Instr. & Comp.)		682	79,235
Ciena Corp. (Communications Equip.)	(a)	1,846	99,979
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a)	2,129	131,530
Cisco Systems, Inc. (Communications Equip.)		23,444	1,093,428
Citrix Systems, Inc. (Software)		1,318	194,945
Cloudflare, Inc. Class A (Software)	(a)	3,525	126,724
Cognex Corp. (Electronic Equip., Instr. & Comp.)		2,081	124,277
DocuSign, Inc. (Software)	(a)	1,804	310,667
Dolby Laboratories, Inc. Class A (Electronic Equip., Instr. & Comp.)		2,447	161,184
Fiserv, Inc. (IT Svs.)	(a)	4,693	458,131
Fortinet, Inc. (Software)	(a)	150	20,590
HP, Inc. (Tech. Hardware, Storage & Periph.)		486	8,471
HubSpot, Inc. (Software)	(a)	602	135,059
Intel Corp. (Semiconductors & Equip.)		4,460	266,842
Intuit, Inc. (Software)		2,804	830,517
Jack Henry & Associates, Inc. (IT Svs.)		828	152,377
Lam Research Corp. (Semiconductors & Equip.)		1,362	440,552
Mastercard, Inc. Class A (IT Svs.)		6,281	1,857,292
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		921	55,822
Microsoft Corp. (Software)		41,937	8,534,599
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		149	35,313
Motorola Solutions, Inc. (Communications Equip.)		1,824	255,597
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		2,937	113,691
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		5,849	259,520
New Relic, Inc. (Software)	(a)	1,883	129,739
NVIDIA Corp. (Semiconductors & Equip.)		6,905	2,623,279
Paychex, Inc. (IT Svs.)		3,378	255,883
Paycom Software, Inc. (Software)	(a)	45	13,938
Paylocity Holding Corp. (Software)	(a)	384	56,022
PayPal Holdings, Inc. (IT Svs.)	(a)	11,325	1,973,155
Qualys, Inc. (Software)	(a)	908	94,450
RingCentral, Inc. Class A (Software)	(a)	1,089	310,376
salesforce.com, Inc. (Software)	(a)	5,814	1,089,137
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		683	33,064
ServiceNow, Inc. (Software)	(a)	2,671	1,081,915
Slack Technologies, Inc. Class A (Software)	(a)	5,617	174,633
Smartsheet, Inc. Class A (Software)	(a)	2,567	130,712
Square, Inc. Class A (IT Svs.)	(a)	544	57,087
Synopsys, Inc. (Software)	(a)	538	104,910
Teradata Corp. (Software)	(a)	1,070	22,256
Texas Instruments, Inc. (Semiconductors & Equip.)		5,498	698,081
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a)	728	31,442
Twilio, Inc. Class A (IT Svs.)	(a)	311	68,240
VeriSign, Inc. (IT Svs.)	(a)	229	47,364
Visa, Inc. (IT Svs.)		9,836	1,900,020
VMware, Inc. Class A (Software)	(a)	1,559	241,427

(continued)

Ohio National Fund, Inc.	ON BlackRock Advantage Large Cap Growth Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Information Technology (continued)
Workday, Inc. Class A (Software)	(a)	1,929	$ 361,417
Xilinx, Inc. (Semiconductors & Equip.)		944	92,880
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a)	1,522	389,556
Zendesk, Inc. (Software)	(a)	385	34,084
Zoom Video Communications, Inc. Class A (Software)	(a)	4,225	1,071,206
Zscaler, Inc. (Software)	(a)	1,346	147,387
			43,539,833
Materials–1.0%
Ecolab, Inc. (Chemicals)		3,798	755,612
PPG Industries, Inc. (Chemicals)		215	22,803
Reliance Steel & Aluminum Co. (Metals & Mining)		131	12,436
Sherwin-Williams Co. / The (Chemicals)		388	224,206
			1,015,057
Real Estate–1.6%
American Tower Corp. (Equity REIT)		2,726	704,780
AvalonBay Communities, Inc. (Equity REIT)		634	98,042
Boston Properties, Inc. (Equity REIT)		1,402	126,713
Camden Property Trust (Equity REIT)		190	17,332
Douglas Emmett, Inc. (Equity REIT)		591	18,120
Equity Residential (Equity REIT)		3,790	222,928
Prologis, Inc. (Equity REIT)		1,619	151,101
QTS Realty Trust, Inc. Class A (Equity REIT)		386	24,739
Common Stocks (Continued)	Shares	Value
Real Estate (continued)
Realty Income Corp. (Equity REIT)	1,541	$ 91,689
SBA Communications Corp. (Equity REIT)	369	109,932
		1,565,376
Utilities–0.3%
CMS Energy Corp. (Multi-Utilities)	1,097	64,087
IDACORP, Inc. (Electric Utilities)	112	9,785
NextEra Energy, Inc. (Electric Utilities)	829	199,101
		272,973
Total Common Stocks (Cost $83,771,799)		$100,263,722

Rights –0.0%		Quantity	Value
Health Care–0.0%
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	5,350	$ 19,153
Total Rights (Cost $11,396)			$ 19,153

Money Market Funds–5.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(b)	5,797,808	$ 5,800,127
Total Money Market Funds (Cost $5,800,653)			$ 5,800,127
Total Investments – 104.5% (Cost $89,583,848)	(c)		$106,083,002
Liabilities in Excess of Other Assets – (4.5)%	(d)		(4,541,877)
Net Assets – 100.0%			$101,541,125

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Non-income producing security.
(b)	Rate represents the seven-day yield at June 30, 2020.
(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
(d)	Includes $276,000 of cash pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	23	September 18, 2020	$3,487,505	$3,553,730	$66,225	$26,075
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)
Objective/Strategy
The ON Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).
Performance as of June 30, 2020
Average Annual returns
One year	16.17%
Five years	9.93%
Since inception (5/1/14)	9.27%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.96% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Advisers
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned 6.62% versus -3.08% for its benchmark, the S&P 500® Index. The Portfolio’s secondary benchmark, which is comprised of 55% S&P 500® Index/45% ICE BofAML U.S. Broad Market Index returned 1.48% for the period.
Effective May 1, 2020, AllianceBernstein, L.P. (“AB”) replaced the Portfolio’s previous sub-advisers, Janus Capital Management, LLC (“Janus”) and AnchorPath Financial, LLC (“AnchorPath”). The Portfolio’s name and benchmark remained unchanged as a result of the change in subadviser.
For the period from January 1, 2020 to April 30, 2020 (the “first four-month period”), the Portfolio was subadvised by Janus and AnchorPath. During the first four-month period, the Portfolio returned 1.15% versus -9.29% for the S&P 500® Index, and -2.69% for its secondary benchmark, respectively.
For the period from May 1 to June 30, 2020 (the “latter two-month period”), the Portfolio was sub-advised by AB. During this period, the Portfolio returned 5.41% versus 6.85% for the S&P 500® Index, and 4.28% for its secondary benchmark, respectively.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   Janus/AnchorPath:  In the first three months of the year, the exogenous shock of the COVID-19 ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Staggering levels of monetary and fiscal stimulus provided a backstop that bolstered investor confidence by late March and throughout April.
For the first four-month period, the Balanced Component’s equity sleeve underperformed the S&P 500® Index and its fixed income sleeve underperformed the ICE BofAML U.S. Broad Market Index. The overall Portfolio, however, outperformed its benchmark due to its fixed income exposure during a heavy equity drawdown. Heading into March’s precipitous decline in risk markets, the portfolio managers had been trimming equity exposure – particularly in travel and leisure, energy and rate-sensitive financials – and adopting a more defensive stance within the fixed income sleeve. The equity weighting, which began the period at 62%, was cut to 48% by the end of March, where it stayed until late April.
A.  AB:  The underperformance of the Portfolio, in comparison to its benchmark during the latter two-month period, was due to the Portfolio’s allocation to fixed income in a period when equities posted superior returns. The Balanced Component ended June with approximately 41% allocated to fixed income, 57% to equities and a 2% in cash. The asset allocation may vary based on market conditions, and positioning reflects the portfolio managers’ belief that equities offered greater risk-adjusted opportunities versus fixed income over the period.
The equity sleeve of the Balanced Component outperformed the S&P 500® Index, aided both by strong sector allocation and security selection. An overweight to Information Technology and Consumer Discretionary sectors and security selection within Health Care were the main drivers to outperformance. The fixed income sleeve of the Balanced Component outperformed the ICE BofAML U.S. Broad Market Index, but underperformed the benchmark. The Portfolio was overweight investment grade corporates, which performed well as spreads tightened approximately 53 basis points from May to June. The Portfolio maintained exposures to credit risk transfers and non-investment grade corporates, both of which were positive. An underweight to agency mortgage-backed securities (MBS), particularly 30-year mortgages, also performed well within the fixed income sleeve.
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.   Janus/AnchorPath:  In the equity sleeve, sector allocation decisions contributed to performance relative to the benchmark during the first four-month period. Overweight allocations in the relatively strong-performing Information Technology and Consumer Discretionary sectors proved to be beneficial. Minimal exposure to the hard-hit Energy sector also aided relative results. Overall stock selection detracted from performance. Stock selection in Industrials holdings detracted from relative performance, as did holdings in the Consumer Discretionary sector.
In the fixed income sleeve, allocation decisions, including an overweight to investment-grade corporate credit contributed to relative performance versus the benchmark and the BoAML U.S. Broad Market Index for the first four-month period. An overweight to agency mortgage-backed securities and minimal exposure to government-related securities also aided results. A modest out-of-index allocation to high-yield corporate bonds detracted. Security selection in securitized credit also weighed on relative performance, but was partially offset by strong security selection in investment-grade corporate credit.

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)
A.  AB:  In the equity sleeve, sector allocation decisions contributed to its outperformance relative to the S&P 500® Index. A modest overweight to the strongest-performing sector, Information Technology, proved beneficial. (1)
In the fixed income sleeve, overweights to banking and consumer cyclicals led performance, as spreads tightened more in these industries. Security selection within capital goods, consumer cyclicals, consumer non-cyclicals, services and technology were additive, while selection in communications, insurance and Real Estate Investment Trusts detracted the most from performance. (1)
Q.  How did the Risk Management Component impact the Portfolio’s performance during the period?
A.  The Portfolio’s Risk Management Component is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. For the period January 1, 2020 to June 30, 2020, the Risk Management Component significantly enhanced the risk-adjusted return, as the Portfolio’s return was 6.6% higher than the Balanced Component, and the Portfolio’s annualized volatility was approximately 7.9% lower than the Balanced Component.
For the first four-month period, there was a substantial gain from the Risk Management Component that was largely attributable to the long Treasury futures positions. The Risk Management Component also benefited from an increase in implied volatility, which aided in overall gains for the options portfolio.
For the latter two-month period, the Risk Management Component detracted slightly from relative performance, attributable to starting the period with lower equity exposure as equity markets recovered.
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.   Janus/AnchorPath:  Information Technology company Microsoft Corp. was the strongest positive contributor to relative performance for the first four-month period. The COVID-19 pandemic has radically accelerated the digital transformation, and companies offering services and products relevant to this shift in technology and capital spending continue to be rewarded by the market. The company’s Azure cloud platform and its subscription-based Office 365 suite continue to grow, and the demand outlook for these products remains robust. Not holding JP Morgan Chase & Co, which performed poorly during the period, was the second largest contributor. Eli Lilly & Co. was the third-strongest positive contributor to relative performance. The position performed well given the often critical nature of their products for patients will likely result in minimal disruption in demand amid the pandemic.
Aircraft manufacturing company The Boeing Co. (“Boeing”) was the largest detractor from relative performance for the first four-month period. Boeing’s 737 MAX aircraft remains grounded, and the pandemic could result in long-lasting headwinds for global air traffic and Boeing’s airline partners. The portfolio managers became concerned with the level of debt the company has recently accumulated amid these challenges and reduced their position by more than half before equity markets started to recover from March’s decline. Chemicals producer LyondellBasell Industries N.V. Class A was the second largest detractor. The stock struggled given prices for ethylene – a primary product line – as they are generally tied to oil prices, which fell to extremely low levels during the period. The portfolio managers had exited the position by the end of March.
A.  AB:  In the equity sleeve, stock selection had a significant impact on relative results for the latter two-month period. Holdings in Health Care were the main driver but were offset by holdings in Industrials. Align Technology, Inc., the manufacturer of the Invisalign system to treat misaligned teeth, saw strong performance as dental offices reopened in various states during the latter two-month period. The Portfolio’s underweight to Apple, Inc. was a main detractor from performance. (1)
In the fixed income sleeve, two Connecticut Avenue Securities Trust issues and Westinghouse Air Brake Technologies Corp. 4.95%, 09/15/2028 were top contributors for the latter two-month period. Several longer-term U.S. Treasury issues were top laggards, as corporate credit spreads generally tightened during this period. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?
A.  The Risk Management Component contributed 6.0% to the absolute return of the aggregate Portfolio during the period, primarily due to the use of derivative instruments.
For the first four-month period, the Risk Management Component contributed 5.5%, to absolute returns, predominantly by gains on Treasury futures. The Portfolio also benefited by overall gains on the Portfolio’s options, as gains from an increase in implied volatility more than offset a loss from the time decay of the premium value.
For the latter two-month period, the Risk Management Component contributed 0.5%, predominantly from gains on equity index futures. (1)
Q.  Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?
A.   Janus/AnchorPath:  There were no changes to the investment strategy or selection process during the first four-month period, nor were there changes to the equity sleeve’s portfolio management team. Within the fixed income sleeve, long-standing portfolio manager Darrell Watters retired from the firm at the end of 2019. Michael Keough, named portfolio manager alongside Darrell on Janus Henderson’s Core Plus portfolios, joined the Portfolio’s management team at year-end. Effective February 1, Mayur Saigal departed the firm for personal reasons and industry veteran Greg Wilensky, CFA, joined Janus Henderson as Head of U.S. Fixed Income and portfolio manager on the ON Risk Managed Balanced Portfolio.
A.  AB:  On May 1st, AB became the sole sub-advisor to the Portfolio. As part of this transition, the equity sleeve was split between two AB equity strategies, U.S. large cap growth and U.S. strategic core equity. In addition, the fixed income sleeve was transitioned to the AllianceBernstein fixed income team to manage to a custom U.S. core plus strategy.
The Risk Management Component continues to be managed by the former AnchorPath team, headed by Marshall Greenbaum, who were integrated into the AB organization. The combined Portfolio, incorporating the U.S. large cap growth, U.S. strategic core equity, U.S. fixed income and Risk Management Component, are managed by Josh Lisser, CIO Index Strategies and his team.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.
The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Common Stocks (4)	48.9
Corporate Bonds (4)	19.5
U.S. Treasury Obligations	7.4
Purchased Options	7.2
Asset-Backed / Mortgage-Backed Securities (4)	4.5
U.S. Government Agency Mortgage-Backed Securities	3.2
Preferred Securities (4)	0.7
Sovereign Issues	0.2
Money Market Funds Less Net Liabilities	8.4
100.0

Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Microsoft Corp.	3.6
2.	Alphabet, Inc. Class C	2.5
3.	Amazon.com, Inc.	2.0
4.	U.S. Treasury Note 0.375%, 03/31/2022	2.0
5.	U.S. Treasury Note 0.500%, 03/31/2025	1.9
6.	UnitedHealth Group, Inc.	1.8
7.	Facebook, Inc. Class A	1.7
8.	Visa, Inc.	1.6
9.	Monster Beverage Corp.	1.1
10.	Home Depot, Inc. / The	1.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Information Technology	17.4
Health Care	11.7
Financials	10.9
Consumer Discretionary	8.6
Communication Services	7.6
Consumer Staples	6.3
Industrials	6.0
Utilities	2.4
Materials	1.0
Energy	1.0
Real Estate	0.7
73.6

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks–48.9%		Shares	Value
Communication Services–5.5%
Alphabet, Inc. Class C (Interactive Media & Svs.)	(a)	6,886	$ 9,734,118
Comcast Corp. Class A (Media)		24,747	964,638
Electronic Arts, Inc. (Entertainment)	(a)	18,360	2,424,438
Facebook, Inc. Class A (Interactive Media & Svs.)	(a)	28,580	6,489,661
Take-Two Interactive Software, Inc. (Entertainment)	(a)	4,903	684,312
Verizon Communications, Inc. (Diversified Telecom. Svs.)		21,580	1,189,705
			21,486,872
Consumer Discretionary–6.5%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a)	2,865	7,904,019
AutoZone, Inc. (Specialty Retail)	(a)	1,400	1,579,368
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a)	240	382,162
Burlington Stores, Inc. (Specialty Retail)	(a)	4,180	823,167
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	3,550	697,185
Dollar General Corp. (Multiline Retail)		8,286	1,578,566
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)		2,860	1,056,598
Etsy, Inc. (Internet & Direct Marketing Retail)	(a)	4,360	463,163
Home Depot, Inc. / The (Specialty Retail)		16,639	4,168,236
McDonald's Corp. (Hotels, Restaurants & Leisure)		6,131	1,130,986
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		27,488	2,695,198
O'Reilly Automotive, Inc. (Specialty Retail)	(a)	1,630	687,322
Ross Stores, Inc. (Specialty Retail)		2,890	246,344
TJX Cos., Inc. / The (Specialty Retail)		33,420	1,689,715
Ulta Beauty, Inc. (Specialty Retail)	(a)	1,810	368,190
			25,470,219
Consumer Staples–3.9%
British American Tobacco PLC – ADR (Tobacco)		34,630	1,344,337
Coca-Cola Co. / The (Beverages)		15,770	704,604
Colgate-Palmolive Co. (Household Products)		6,040	442,490
Costco Wholesale Corp. (Food & Staples Retailing)		5,845	1,772,262
Monster Beverage Corp. (Beverages)	(a)	63,155	4,377,904
PepsiCo, Inc. (Beverages)		6,700	886,142
Philip Morris International, Inc. (Tobacco)		21,310	1,492,979
Procter & Gamble Co. / The (Household Products)		16,399	1,960,828
Sysco Corp. (Food & Staples Retailing)		3,974	217,219
Walmart, Inc. (Food & Staples Retailing)		18,470	2,212,337
			15,411,102
Energy–0.1%
Royal Dutch Shell PLC Class B – ADR (Oil, Gas & Consumable Fuels)		6,860	208,887
Financials–2.0%
American Financial Group, Inc. (Insurance)		5,430	344,588
CME Group, Inc. (Capital Markets)		3,340	542,884
Essent Group Ltd. (Thrifts & Mortgage Finance)		15,320	555,656
Everest Re Group Ltd. (Insurance)		4,500	927,900
Intercontinental Exchange, Inc. (Capital Markets)		7,070	647,612
JPMorgan Chase & Co. (Banks)		8,960	842,778
PNC Financial Services Group, Inc. / The (Banks)		3,880	408,215
Progressive Corp. / The (Insurance)		11,162	894,188
RenaissanceRe Holdings Ltd. (Insurance)		6,770	1,157,873
S&P Global, Inc. (Capital Markets)		4,380	1,443,122
			7,764,816
Health Care–10.1%
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	1,812	437,707
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	5,250	1,440,810
Anthem, Inc. (Health Care Providers & Svs.)		4,350	1,143,963
Bristol-Myers Squibb Co. (Pharmaceuticals)		22,816	1,341,581
DaVita, Inc. (Health Care Providers & Svs.)	(a)	7,970	630,746
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	33,750	2,332,462
Eli Lilly & Co. (Pharmaceuticals)		5,511	904,796
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a)	4,050	1,337,148
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	5,490	2,033,221
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	6,240	3,555,739
Johnson & Johnson (Pharmaceuticals)		11,710	1,646,777
Medtronic PLC (Health Care Equip. & Supplies)		4,241	388,900
Merck & Co., Inc. (Pharmaceuticals)		23,833	1,843,006
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	500	402,775

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)		Shares	Value
Health Care (continued)
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,460	$ 2,157,829
Roche Holding AG – ADR (Pharmaceuticals)		26,060	1,130,483
Stryker Corp. (Health Care Equip. & Supplies)		5,080	915,365
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		23,576	6,953,741
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	4,740	1,111,151
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	12,850	3,730,483
Zoetis, Inc. (Pharmaceuticals)		29,290	4,013,902
			39,452,585
Industrials–3.7%
Allegion PLC (Building Products)		13,880	1,418,813
AMETEK, Inc. (Electrical Equip.)		5,070	453,106
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		14,280	1,128,977
Copart, Inc. (Commercial Svs. & Supplies)	(a)	16,252	1,353,304
IDEX Corp. (Machinery)		2,490	393,520
L3Harris Technologies, Inc. (Aerospace & Defense)		9,250	1,569,447
Lockheed Martin Corp. (Aerospace & Defense)		4,760	1,737,019
Masco Corp. (Building Products)		19,680	988,133
Northrop Grumman Corp. (Aerospace & Defense)		1,340	411,970
RELX PLC – ADR (Professional Svs.)		48,010	1,131,115
Republic Services, Inc. (Commercial Svs. & Supplies)		5,420	444,711
Roper Technologies, Inc. (Industrial Conglomerates)		4,780	1,855,883
Verisk Analytics, Inc. (Professional Svs.)		9,780	1,664,556
			14,550,554
Information Technology–15.2%
Adobe, Inc. (Software)	(a)	5,138	2,236,623
Amdocs Ltd. (IT Svs.)		12,140	739,083
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		4,830	462,762
ANSYS, Inc. (Software)	(a)	870	253,805
Apple, Inc. (Tech. Hardware, Storage & Periph.)		8,936	3,259,853
Arista Networks, Inc. (Communications Equip.)	(a)	4,210	884,226
ASML Holding N.V. (Semiconductors & Equip.)		3,130	1,151,934
Automatic Data Processing, Inc. (IT Svs.)		10,950	1,630,346
Booz Allen Hamilton Holding Corp. (IT Svs.)		13,110	1,019,827
CDW Corp. (Electronic Equip., Instr. & Comp.)		5,750	668,035
Check Point Software Technologies Ltd. (Software)	(a)	12,280	1,319,240
Citrix Systems, Inc. (Software)		9,360	1,384,438
Cognex Corp. (Electronic Equip., Instr. & Comp.)		6,700	400,124
Euronet Worldwide, Inc. (IT Svs.)	(a)	4,440	425,441
Fidelity National Information Services, Inc. (IT Svs.)		8,260	1,107,583
Fortinet, Inc. (Software)	(a)	1,012	138,917
Genpact Ltd. (IT Svs.)		23,620	862,602
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	4,010	643,164
Mastercard, Inc. Class A (IT Svs.)		2,284	675,379
Microsoft Corp. (Software)		70,193	14,284,977
Motorola Solutions, Inc. (Communications Equip.)		10,930	1,531,621
Nice Ltd. – ADR (Software)	(a)	5,110	967,016
NortonLifeLock, Inc. (Software)		21,930	434,872
Nuance Communications, Inc. (Software)	(a)	46,980	1,188,829
NVIDIA Corp. (Semiconductors & Equip.)		2,946	1,119,215
Oracle Corp. (Software)		36,500	2,017,355
Paychex, Inc. (IT Svs.)		9,670	732,503
Paycom Software, Inc. (Software)	(a)	2,060	638,044
PayPal Holdings, Inc. (IT Svs.)	(a)	21,260	3,704,130
QUALCOMM, Inc. (Semiconductors & Equip.)		10,716	977,406
Slack Technologies, Inc. Class A (Software)	(a)	16,670	518,270
Splunk, Inc. (Software)	(a)	2,210	439,127
Texas Instruments, Inc. (Semiconductors & Equip.)		14,144	1,795,864
Tyler Technologies, Inc. (Software)	(a)	2,250	780,480
Visa, Inc. (IT Svs.)		33,320	6,436,424
Xilinx, Inc. (Semiconductors & Equip.)		25,300	2,489,267
			59,318,782
Materials–0.6%
Sealed Air Corp. (Containers & Packaging)		14,050	461,543
Sherwin-Williams Co. / The (Chemicals)		3,370	1,947,354
			2,408,897

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Common Stocks (Continued)	Shares	Value
Real Estate–0.2%
CubeSmart (Equity REIT)	13,950	$ 376,511
Mid-America Apartment Communities, Inc. (Equity REIT)	1,920	220,166
Sun Communities, Inc. (Equity REIT)	1,840	249,651
		846,328
Utilities–1.1%
Ameren Corp. (Multi-Utilities)	18,470	1,299,549
American Electric Power Co., Inc. (Electric Utilities)	19,080	1,519,531
FirstEnergy Corp. (Electric Utilities)	10,700	414,946
NextEra Energy, Inc. (Electric Utilities)	4,790	1,150,415
		4,384,441
Total Common Stocks (Cost $157,783,417)		$191,303,483

Corporate Bonds–19.5%		Rate	Maturity	Face Amount	Value
Communication Services–2.1%
AT&T, Inc. (Diversified Telecom. Svs.)		3.600%	07/15/2025	$ 112,000	$ 124,391
AT&T, Inc. (Diversified Telecom. Svs.)		5.250%	03/01/2037	24,000	29,667
AT&T, Inc. (Diversified Telecom. Svs.)		4.850%	03/01/2039	158,000	190,510
AT&T, Inc. (Diversified Telecom. Svs.)		4.750%	05/15/2046	105,000	124,341
AT&T, Inc. (Diversified Telecom. Svs.)		4.500%	03/09/2048	207,000	242,904
CenturyLink, Inc. (Diversified Telecom. Svs.)		6.450%	06/15/2021	124,000	126,815
CenturyLink, Inc. (Diversified Telecom. Svs.)		5.800%	03/15/2022	102,000	104,805
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		5.050%	03/30/2029	519,000	612,207
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		2.800%	04/01/2031	502,000	508,641
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		6.484%	10/23/2045	62,000	82,376
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		5.375%	05/01/2047	49,000	57,839
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		4.800%	03/01/2050	265,000	300,352
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		3.700%	04/01/2051	548,000	533,072
Comcast Corp. (Media)		3.100%	04/01/2025	80,000	87,877
Comcast Corp. (Media)		3.150%	03/01/2026	146,000	163,366
Comcast Corp. (Media)		3.300%	04/01/2027	218,000	245,052
Comcast Corp. (Media)		4.150%	10/15/2028	123,000	147,974
Comcast Corp. (Media)		2.650%	02/01/2030	113,000	122,865
Comcast Corp. (Media)		3.400%	04/01/2030	218,000	248,245
Comcast Corp. (Media)		4.250%	10/15/2030	205,000	250,989
Comcast Corp. (Media)		4.600%	10/15/2038	122,000	155,366
Comcast Corp. (Media)		3.750%	04/01/2040	87,000	102,335
Comcast Corp. (Media)		4.950%	10/15/2058	111,000	157,797
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	3.875%	11/15/2029	309,000	325,785
Tencent Holdings Ltd. (Interactive Media & Svs.)	(b)	1.810%	01/26/2026	201,000	203,255
Tencent Holdings Ltd. (Interactive Media & Svs.)	(b)	3.240%	06/03/2050	201,000	201,352
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	300,000	308,250
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	3.500%	04/15/2025	264,000	287,765
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	3.750%	04/15/2027	673,000	746,694
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	3.875%	04/15/2030	226,000	251,893
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	4.375%	04/15/2040	78,000	90,224
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(b)	4.500%	04/15/2050	91,000	107,193
Verizon Communications, Inc. (Diversified Telecom. Svs.)		2.625%	08/15/2026	149,000	162,119
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.000%	03/22/2027	128,000	141,971
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.150%	03/22/2030	108,000	122,075
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.862%	08/21/2046	93,000	126,424
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.522%	09/15/2048	69,000	91,181
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	77,000	96,935
Weibo Corp. (Interactive Media & Svs.)		3.375%	07/08/2030	207,000	205,628
					8,188,530
Consumer Discretionary–2.1%
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	6.375%	05/01/2025	474,000	489,467
AutoNation, Inc. (Specialty Retail)		4.750%	06/01/2030	229,000	248,097
AutoZone, Inc. (Specialty Retail)		3.750%	04/18/2029	303,000	344,262
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		4.500%	04/13/2027	336,000	385,715
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		4.625%	04/13/2030	234,000	273,666
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		3.700%	12/01/2029	255,000	255,451
Dollar General Corp. (Multiline Retail)		3.500%	04/03/2030	187,000	209,466
Dollar General Corp. (Multiline Retail)		4.125%	04/03/2050	181,000	215,990
General Motors Co. (Automobiles)		6.125%	10/01/2025	79,000	88,781
General Motors Co. (Automobiles)		4.200%	10/01/2027	94,000	95,765
General Motors Co. (Automobiles)		6.800%	10/01/2027	107,000	124,668

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
General Motors Co. (Automobiles)		5.000%	10/01/2028	$ 269,000	$ 285,669
General Motors Co. (Automobiles)		5.400%	04/01/2048	90,000	88,951
Hasbro, Inc. (Leisure Products)		3.000%	11/19/2024	145,000	151,837
Hasbro, Inc. (Leisure Products)		3.550%	11/19/2026	193,000	203,950
Hasbro, Inc. (Leisure Products)		3.900%	11/19/2029	519,000	540,341
Lowe's Cos., Inc. (Specialty Retail)		4.000%	04/15/2025	308,000	351,449
Lowe's Cos., Inc. (Specialty Retail)		4.500%	04/15/2030	318,000	390,031
Lowe's Cos., Inc. (Specialty Retail)		5.000%	04/15/2040	162,000	210,457
Lowe's Cos., Inc. (Specialty Retail)		5.125%	04/15/2050	222,000	306,443
Marriott International, Inc. (Hotels, Restaurants & Leisure)		5.750%	05/01/2025	361,000	393,425
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.500%	07/01/2027	272,000	308,799
McDonald's Corp. (Hotels, Restaurants & Leisure)		2.625%	09/01/2029	294,000	314,721
McDonald's Corp. (Hotels, Restaurants & Leisure)		3.625%	09/01/2049	90,000	99,741
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	06/15/2025	196,000	192,096
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	44,000	44,757
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		2.400%	03/27/2025	98,000	105,394
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		2.750%	03/27/2027	152,000	166,837
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		3.250%	03/27/2040	114,000	128,436
NIKE, Inc. (Textiles, Apparel & Luxury Goods)		3.375%	03/27/2050	74,000	84,844
Nordstrom, Inc. (Multiline Retail)		4.375%	04/01/2030	274,000	214,927
O'Reilly Automotive, Inc. (Specialty Retail)		3.600%	09/01/2027	6,000	6,742
O'Reilly Automotive, Inc. (Specialty Retail)		4.350%	06/01/2028	47,000	54,787
O'Reilly Automotive, Inc. (Specialty Retail)		3.900%	06/01/2029	232,000	267,126
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2.950%	06/15/2030	97,000	100,129
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	10.875%	06/01/2023	136,000	139,748
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(b)	11.500%	06/01/2025	240,000	250,181
Starbucks Corp. (Hotels, Restaurants & Leisure)		4.450%	08/15/2049	180,000	217,426
					8,350,572
Consumer Staples–2.4%
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(b)	2.950%	01/25/2030	77,000	79,819
Altria Group, Inc. (Tobacco)		4.800%	02/14/2029	106,000	123,564
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.900%	02/01/2046	268,000	327,799
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.150%	01/23/2025	512,000	580,976
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		3.500%	06/01/2030	570,000	640,774
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	190,000	216,368
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.500%	06/01/2050	192,000	228,939
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.750%	04/15/2058	162,000	195,543
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.600%	06/01/2060	136,000	162,578
Campbell Soup Co. (Food Products)		3.950%	03/15/2025	113,000	127,034
Cargill, Inc. (Food Products)	(b)	1.375%	07/23/2023	77,000	78,329
Cargill, Inc. (Food Products)	(b)	2.125%	04/23/2030	113,000	118,425
Coca-Cola Co. / The (Beverages)		2.950%	03/25/2025	122,000	134,435
Coca-Cola Co. / The (Beverages)		3.375%	03/25/2027	263,000	301,555
Coca-Cola Co. / The (Beverages)		3.450%	03/25/2030	182,000	214,097
Coca-Cola Co. / The (Beverages)		4.200%	03/25/2050	197,000	258,608
Coca-Cola Femsa S.A.B de C.V. (Beverages)		2.750%	01/22/2030	154,000	162,866
Estee Lauder Cos., Inc. / The (Personal Products)		2.600%	04/15/2030	412,000	449,299
Fomento Economico Mexicano S.A.B de C.V. (Beverages)		3.500%	01/16/2050	182,000	187,771
General Mills, Inc. (Food Products)		4.200%	04/17/2028	281,000	331,135
General Mills, Inc. (Food Products)		2.875%	04/15/2030	86,000	93,497
J.M. Smucker Co. / The (Food Products)		2.375%	03/15/2030	165,000	168,426
J.M. Smucker Co. / The (Food Products)		3.550%	03/15/2050	77,000	79,411
JBS U.S.A. LUX SA / JBS U.S.A. Finance, Inc. (Food Products)	(b)	6.750%	02/15/2028	76,000	80,276
Keurig Dr Pepper, Inc. (Beverages)		4.597%	05/25/2028	277,000	332,182
Keurig Dr Pepper, Inc. (Beverages)		3.200%	05/01/2030	57,000	63,057
Keurig Dr Pepper, Inc. (Beverages)		3.800%	05/01/2050	130,000	148,299
Kimberly-Clark de Mexico S.A.B de C.V. (Household Products)	(b)	2.431%	07/01/2031	274,000	275,233
Mars, Inc. (Food Products)	(b)	2.700%	04/01/2025	113,000	120,950
Mars, Inc. (Food Products)	(b)	3.200%	04/01/2030	28,000	31,873
Mars, Inc. (Food Products)	(b)	4.200%	04/01/2059	23,000	29,489
Mondelez International Holdings Netherlands BV (Food Products)	(b)	2.250%	09/19/2024	249,000	261,950
Mondelez International, Inc. (Food Products)		2.125%	04/13/2023	83,000	85,966
Mondelez International, Inc. (Food Products)		2.750%	04/13/2030	41,000	44,222
PepsiCo, Inc. (Beverages)		2.250%	03/19/2025	187,000	200,028
PepsiCo, Inc. (Beverages)		2.625%	03/19/2027	58,000	63,393
PepsiCo, Inc. (Beverages)		3.625%	03/19/2050	155,000	188,493
PepsiCo, Inc. (Beverages)		3.875%	03/19/2060	47,000	59,840

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
Procter & Gamble Co. / The (Household Products)		2.450%	03/25/2025	$ 74,000	$ 80,312
Procter & Gamble Co. / The (Household Products)		2.800%	03/25/2027	119,000	132,565
Procter & Gamble Co. / The (Household Products)		3.000%	03/25/2030	68,000	77,919
Procter & Gamble Co. / The (Household Products)		3.550%	03/25/2040	136,000	164,016
Procter & Gamble Co. / The (Household Products)		3.600%	03/25/2050	72,000	89,632
Sysco Corp. (Food & Staples Retailing)		2.500%	07/15/2021	73,000	74,261
Sysco Corp. (Food & Staples Retailing)		5.650%	04/01/2025	217,000	253,859
Sysco Corp. (Food & Staples Retailing)		2.400%	02/15/2030	72,000	71,155
Sysco Corp. (Food & Staples Retailing)		5.950%	04/01/2030	473,000	592,702
Sysco Corp. (Food & Staples Retailing)		6.600%	04/01/2040	270,000	365,442
Sysco Corp. (Food & Staples Retailing)		6.600%	04/01/2050	334,000	458,824
					9,607,186
Energy–0.9%
Cheniere Corpus Christi Holdings LLC (Oil, Gas & Consumable Fuels)	(b)	3.700%	11/15/2029	557,000	570,341
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	127,000	142,039
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		5.500%	06/01/2027	98,000	109,297
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		4.950%	06/15/2028	25,000	26,843
Hess Corp. (Oil, Gas & Consumable Fuels)		4.300%	04/01/2027	258,000	267,018
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(b)	5.125%	06/15/2028	381,000	366,682
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/01/2026	242,000	267,507
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	69,000	78,184
NGPL PipeCo LLC (Oil, Gas & Consumable Fuels)	(b)	4.375%	08/15/2022	189,000	194,938
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		5.850%	01/15/2026	306,000	349,424
Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	241,000	257,363
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		4.100%	04/15/2030	413,000	470,234
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		4.500%	01/15/2030	442,000	390,556
					3,490,426
Financials–3.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		4.125%	07/03/2023	160,000	156,452
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)		6.500%	07/15/2025	271,000	283,908
Alleghany Corp. (Insurance)		3.625%	05/15/2030	291,000	308,718
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	2.875%	01/20/2022	25,000	23,893
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	3.875%	05/01/2023	102,000	97,042
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.125%	08/01/2025	3,000	2,701
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	4.875%	10/01/2025	46,000	42,137
Aviation Capital Group LLC (Diversified Financial Svs.)	(b)	3.500%	11/01/2027	32,000	26,376
Banco de Credito del Peru (Rate is fixed until 07/01/2025, at which point, the rate becomes H15T5Y + 300) (Banks)	(b)(c)	3.125%	07/01/2030	202,000	200,283
Bank of America Corp. (Rate is fixed until 04/24/2027, at which point, the rate becomes QL + 151) (Banks)	(c)	3.705%	04/24/2028	501,000	566,214
Bank of America Corp. (Rate is fixed until 03/05/2028, at which point, the rate becomes QL + 107) (Banks)	(c)	3.970%	03/05/2029	177,000	202,745
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(c)	2.592%	04/29/2031	678,000	717,156
BNP Paribas SA (Rate is fixed until 11/19/2024, at which point, the rate becomes QL + 111) (Banks)	(b)(c)	2.819%	11/19/2025	306,000	320,470
BNP Paribas SA (Rate is fixed until 01/13/2030, at which point, the rate becomes SOFR + 151) (Banks)	(b)(c)	3.052%	01/13/2031	333,000	350,297
Capital One Financial Corp. (Consumer Finance)		2.600%	05/11/2023	349,000	364,445
CBOE Global Markets, Inc. (Capital Markets)		3.650%	01/12/2027	165,000	185,383
Charles Schwab Corp. / The (Capital Markets)		4.625%	03/22/2030	299,000	372,986
Citigroup, Inc. (Rate is fixed until 01/10/2027, at which point, the rate becomes QL + 156) (Banks)	(c)	3.887%	01/10/2028	570,000	642,398
Citigroup, Inc. (Rate is fixed until 03/31/2030, at which point, the rate becomes SOFR + 391) (Banks)	(c)	4.412%	03/31/2031	380,000	449,421
Citizens Financial Group, Inc. (Banks)		4.300%	12/03/2025	114,000	127,557
First Republic Bank (Banks)		4.625%	02/13/2047	100,000	120,001
GE Capital Funding LLC (Diversified Financial Svs.)	(b)	3.450%	05/15/2025	539,000	564,707
General Motors Financial Co., Inc. (Consumer Finance)		5.200%	03/20/2023	154,000	164,772
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	04/09/2025	177,000	186,809
General Motors Financial Co., Inc. (Consumer Finance)		4.300%	07/13/2025	54,000	56,268
General Motors Financial Co., Inc. (Consumer Finance)		4.350%	01/17/2027	99,000	102,420
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	04/01/2025	1,525,000	1,672,174
Harley-Davidson Financial Services, Inc. (Consumer Finance)	(b)	3.350%	06/08/2025	152,000	155,338
JPMorgan Chase & Co. (Rate is fixed until 04/22/2025, at which point, the rate becomes SOFR + 185) (Banks)	(c)	2.083%	04/22/2026	933,000	968,017
JPMorgan Chase & Co. (Rate is fixed until 01/29/2026, at which point, the rate becomes QL + 125) (Banks)	(c)	3.960%	01/29/2027	508,000	578,636
JPMorgan Chase & Co. (Rate is fixed until 02/01/2027, at which point, the rate becomes QL + 134) (Banks)	(c)	3.782%	02/01/2028	191,000	216,408

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
JPMorgan Chase & Co. (Rate is fixed until 12/05/2028, at which point, the rate becomes QL + 133) (Banks)	(c)	4.452%	12/05/2029	$ 460,000	$ 551,461
JPMorgan Chase & Co. (Rate is fixed until 10/15/2029, at which point, the rate becomes SOFR + 151) (Banks)	(c)	2.739%	10/15/2030	218,000	233,835
JPMorgan Chase & Co. (Rate is fixed until 03/24/2030, at which point, the rate becomes SOFR + 379) (Banks)	(c)	4.493%	03/24/2031	171,000	208,902
Morgan Stanley (Capital Markets)		4.350%	09/08/2026	251,000	289,439
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	396,000	445,715
Morgan Stanley (Rate is fixed until 01/23/2029, at which point, the rate becomes QL + 163) (Capital Markets)	(c)	4.431%	01/23/2030	408,000	486,001
MSCI, Inc. (Capital Markets)	(b)	4.000%	11/15/2029	25,000	25,500
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	114,000	136,286
Raymond James Financial, Inc. (Capital Markets)		4.950%	07/15/2046	185,000	223,709
USAA Capital Corp. (Diversified Financial Svs.)	(b)	2.125%	05/01/2030	150,000	154,435
Volkswagen Group of America Finance LLC (Consumer Finance)	(b)	2.900%	05/13/2022	287,000	296,401
Wells Fargo & Co. (Rate is fixed until 02/11/2025, at which point, the rate becomes QL + 75) (Banks)	(c)	2.164%	02/11/2026	651,000	671,891
Wells Fargo & Co. (Rate is fixed until 10/30/2029, at which point, the rate becomes QL + 117) (Banks)	(c)	2.879%	10/30/2030	298,000	318,468
Wells Fargo & Co. (Rate is fixed until 04/04/2030, at which point, the rate becomes QL + 377) (Banks)	(c)	4.478%	04/04/2031	545,000	659,766
					14,927,941
Health Care–1.6%
AbbVie, Inc. (Biotechnology)	(b)	3.450%	03/15/2022	292,000	303,362
AbbVie, Inc. (Biotechnology)	(b)	3.250%	10/01/2022	175,000	183,077
AbbVie, Inc. (Biotechnology)	(b)	2.800%	03/15/2023	14,000	14,527
AbbVie, Inc. (Biotechnology)	(b)	2.600%	11/21/2024	165,000	175,705
AbbVie, Inc. (Biotechnology)	(b)	3.800%	03/15/2025	210,000	234,158
Baxter International, Inc. (Health Care Equip. & Supplies)	(b)	3.750%	10/01/2025	273,000	311,037
Baxter International, Inc. (Health Care Equip. & Supplies)	(b)	3.950%	04/01/2030	238,000	282,177
Boston Scientific Corp. (Health Care Equip. & Supplies)		3.750%	03/01/2026	137,000	155,567
Boston Scientific Corp. (Health Care Equip. & Supplies)		4.000%	03/01/2029	71,000	81,223
Boston Scientific Corp. (Health Care Equip. & Supplies)		4.700%	03/01/2049	114,000	145,380
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b)	3.400%	07/26/2029	125,000	145,685
Centene Corp. (Health Care Providers & Svs.)		4.750%	05/15/2022	15,000	15,207
Centene Corp. (Health Care Providers & Svs.)	(b)	5.375%	06/01/2026	371,000	384,601
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	326,000	336,403
Centene Corp. (Health Care Providers & Svs.)		4.625%	12/15/2029	376,000	398,098
Centene Corp. (Health Care Providers & Svs.)		3.375%	02/15/2030	212,000	214,059
Cigna Corp. (Health Care Providers & Svs.)		3.400%	09/17/2021	47,000	48,589
Cigna Corp. (Health Care Providers & Svs.)		2.400%	03/15/2030	114,000	118,274
Cigna Corp. (Health Care Providers & Svs.)		3.200%	03/15/2040	52,000	55,066
Cigna Corp. (Health Care Providers & Svs.)		3.400%	03/15/2050	78,000	84,029
CVS Health Corp. (Health Care Providers & Svs.)		4.100%	03/25/2025	297,000	335,735
CVS Health Corp. (Health Care Providers & Svs.)		3.000%	08/15/2026	33,000	36,081
CVS Health Corp. (Health Care Providers & Svs.)		4.300%	03/25/2028	181,000	211,606
CVS Health Corp. (Health Care Providers & Svs.)		4.125%	04/01/2040	141,000	166,298
CVS Health Corp. (Health Care Providers & Svs.)		5.050%	03/25/2048	150,000	195,115
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	70,000	84,198
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.200%	11/15/2024	129,000	135,580
DH Europe Finance II SARL (Health Care Equip. & Supplies)		2.600%	11/15/2029	71,000	75,541
DH Europe Finance II SARL (Health Care Equip. & Supplies)		3.400%	11/15/2049	91,000	102,186
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	133,000	142,476
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	70,000	76,825
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	54,000	58,792
HCA, Inc. (Health Care Providers & Svs.)		5.625%	09/01/2028	76,000	84,771
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/01/2029	109,000	123,343
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	386,000	371,694
Pfizer, Inc. (Pharmaceuticals)		2.625%	04/01/2030	80,000	88,009
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4.497%	03/25/2030	372,000	460,146
					6,434,620
Industrials–2.2%
Air Lease Corp. (Trading Companies & Distributors)		3.875%	07/03/2023	22,000	22,284
Air Lease Corp. (Trading Companies & Distributors)		4.250%	02/01/2024	97,000	99,332
Air Lease Corp. (Trading Companies & Distributors)		3.750%	06/01/2026	8,000	8,073
Air Lease Corp. (Trading Companies & Distributors)		3.000%	02/01/2030	12,000	11,120
BAE Systems PLC (Aerospace & Defense)	(b)	3.400%	04/15/2030	200,000	218,116
Boeing Co. / The (Aerospace & Defense)		2.250%	06/15/2026	35,000	33,833
Boeing Co. / The (Aerospace & Defense)		3.250%	03/01/2028	44,000	43,836

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Boeing Co. / The (Aerospace & Defense)		3.200%	03/01/2029	$ 250,000	$ 247,272
Boeing Co. / The (Aerospace & Defense)		3.600%	05/01/2034	290,000	274,038
Carrier Global Corp. (Electrical Equip.)	(b)	2.242%	02/15/2025	145,000	148,666
Carrier Global Corp. (Electrical Equip.)	(b)	2.493%	02/15/2027	116,000	118,149
Empresa de Transporte de Pasajeros Metro SA (Road & Rail)	(b)	3.650%	05/07/2030	200,000	215,750
Equifax, Inc. (Professional Svs.)		2.600%	12/01/2024	423,000	447,360
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	147,000	156,588
Equifax, Inc. (Professional Svs.)		3.100%	05/15/2030	240,000	255,118
Experian Finance PLC (Professional Svs.)	(b)	2.750%	03/08/2030	637,000	678,736
General Dynamics Corp. (Aerospace & Defense)		3.250%	04/01/2025	205,000	227,350
General Dynamics Corp. (Aerospace & Defense)		3.500%	04/01/2027	296,000	338,993
General Dynamics Corp. (Aerospace & Defense)		3.625%	04/01/2030	241,000	282,129
General Dynamics Corp. (Aerospace & Defense)		4.250%	04/01/2040	167,000	207,996
General Dynamics Corp. (Aerospace & Defense)		4.250%	04/01/2050	58,000	75,338
General Electric Co. (Industrial Conglomerates)		3.450%	05/01/2027	105,000	107,706
General Electric Co. (Industrial Conglomerates)		6.750%	03/15/2032	129,000	157,935
General Electric Co. (Industrial Conglomerates)		4.250%	05/01/2040	79,000	77,675
General Electric Co. (Industrial Conglomerates)		4.350%	05/01/2050	138,000	136,764
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(b)	3.844%	05/01/2025	205,000	222,594
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(b)	5.000%	11/15/2025	349,000	361,337
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(b)	4.200%	05/01/2030	366,000	407,735
IHS Markit Ltd. (Professional Svs.)	(b)	5.000%	11/01/2022	26,000	27,880
IHS Markit Ltd. (Professional Svs.)	(b)	4.750%	02/15/2025	215,000	240,800
Northrop Grumman Corp. (Aerospace & Defense)		4.400%	05/01/2030	205,000	248,460
Northrop Grumman Corp. (Aerospace & Defense)		5.150%	05/01/2040	90,000	119,767
Northrop Grumman Corp. (Aerospace & Defense)		5.250%	05/01/2050	115,000	165,368
Otis Worldwide Corp. (Machinery)	(b)	2.056%	04/05/2025	170,000	178,157
United Parcel Service, Inc. (Air Freight & Logistics)		3.900%	04/01/2025	173,000	196,388
United Parcel Service, Inc. (Air Freight & Logistics)		4.450%	04/01/2030	151,000	188,592
United Parcel Service, Inc. (Air Freight & Logistics)		5.200%	04/01/2040	99,000	136,641
United Parcel Service, Inc. (Air Freight & Logistics)		5.300%	04/01/2050	214,000	305,744
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	101,000	138,467
Westinghouse Air Brake Technologies Corp. (Machinery)		4.400%	03/15/2024	189,000	200,367
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	45,000	45,939
Westinghouse Air Brake Technologies Corp. (Machinery)		3.450%	11/15/2026	66,000	67,939
Westinghouse Air Brake Technologies Corp. (Machinery)		4.950%	09/15/2028	606,000	674,277
					8,516,609
Information Technology–2.2%
Analog Devices, Inc. (Semiconductors & Equip.)		2.950%	04/01/2025	157,000	170,108
Broadcom, Inc. (Semiconductors & Equip.)	(b)	4.700%	04/15/2025	414,000	466,114
Broadcom, Inc. (Semiconductors & Equip.)	(b)	4.150%	11/15/2030	539,000	586,456
Broadridge Financial Solutions, Inc. (IT Svs.)		2.900%	12/01/2029	495,000	528,984
Dell International LLC / EMC Corp. (Computers & Peripherals)	(b)	5.875%	06/15/2021	341,000	341,102
Global Payments, Inc. (IT Svs.)		4.800%	04/01/2026	185,000	216,920
Global Payments, Inc. (IT Svs.)		3.200%	08/15/2029	75,000	80,325
Infor, Inc. (Software)	(b)	1.750%	07/15/2025	106,000	106,443
Lam Research Corp. (Semiconductors & Equip.)		4.000%	03/15/2029	51,000	60,595
Leidos, Inc. (IT Svs.)	(b)	2.950%	05/15/2023	156,000	162,505
Marvell Technology Group Ltd. (Semiconductors & Equip.)		4.200%	06/22/2023	108,000	116,052
Marvell Technology Group Ltd. (Semiconductors & Equip.)		4.875%	06/22/2028	450,000	541,202
Mastercard, Inc. (IT Svs.)		3.300%	03/26/2027	256,000	289,895
Mastercard, Inc. (IT Svs.)		3.350%	03/26/2030	324,000	374,813
Mastercard, Inc. (IT Svs.)		3.850%	03/26/2050	182,000	227,058
Micron Technology, Inc. (Semiconductors & Equip.)		2.497%	04/24/2023	366,000	380,069
Oracle Corp. (Software)		2.500%	04/01/2025	216,000	232,317
Oracle Corp. (Software)		2.800%	04/01/2027	530,000	578,716
PayPal Holdings, Inc. (IT Svs.)		2.400%	10/01/2024	139,000	147,530
PayPal Holdings, Inc. (IT Svs.)		2.650%	10/01/2026	357,000	387,963
PayPal Holdings, Inc. (IT Svs.)		2.850%	10/01/2029	240,000	262,625
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	270,000	293,736
Trimble, Inc. (Electronic Equip., Instr. & Comp.)		4.900%	06/15/2028	544,000	624,326
Visa, Inc. (IT Svs.)		1.900%	04/15/2027	452,000	472,408
Visa, Inc. (IT Svs.)		2.050%	04/15/2030	220,000	230,606
Visa, Inc. (IT Svs.)		2.700%	04/15/2040	95,000	101,773
VMware, Inc. (Software)		4.500%	05/15/2025	261,000	285,558
VMware, Inc. (Software)		4.650%	05/15/2027	293,000	324,045
					8,590,244

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Materials–0.4%
Avery Dennison Corp. (Containers & Packaging)		2.650%	04/30/2030	$ 299,000	$ 306,383
Cemex S.A.B de C.V. (Construction Materials)	(b)	7.375%	06/05/2027	200,000	203,200
Ecolab, Inc. (Chemicals)		4.800%	03/24/2030	135,000	171,156
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	99,000	101,772
Indonesia Asahan Aluminium Persero PT (Metals & Mining)	(b)	4.750%	05/15/2025	240,000	256,173
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	116,000	124,593
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	227,000	233,243
					1,396,520
Real Estate–0.5%
Alexandria Real Estate Equities, Inc. (Equity REIT)		4.900%	12/15/2030	275,000	342,434
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	342,000	369,458
Crown Castle International Corp. (Equity REIT)		3.650%	09/01/2027	133,000	148,134
Crown Castle International Corp. (Equity REIT)		4.300%	02/15/2029	154,000	178,676
Crown Castle International Corp. (Equity REIT)		3.100%	11/15/2029	279,000	299,017
Crown Castle International Corp. (Equity REIT)		3.300%	07/01/2030	67,000	73,151
Crown Castle International Corp. (Equity REIT)		4.150%	07/01/2050	69,000	79,310
Equinix, Inc. (Equity REIT)		2.625%	11/18/2024	123,000	130,948
Equinix, Inc. (Equity REIT)		2.900%	11/18/2026	104,000	112,104
Equinix, Inc. (Equity REIT)		3.200%	11/18/2029	233,000	252,917
					1,986,149
Utilities–1.3%
AEP Transmission Co. LLC (Electric Utilities)		3.650%	04/01/2050	162,000	186,974
Ameren Corp. (Multi-Utilities)		3.500%	01/15/2031	669,000	747,839
American Water Capital Corp. (Water Utilities)		2.800%	05/01/2030	211,000	229,414
American Water Capital Corp. (Water Utilities)		3.450%	05/01/2050	252,000	283,125
Berkshire Hathaway Energy Co. (Multi-Utilities)	(b)	3.700%	07/15/2030	265,000	309,968
Berkshire Hathaway Energy Co. (Multi-Utilities)	(b)	4.250%	10/15/2050	278,000	348,182
Dominion Energy, Inc. (Multi-Utilities)		3.375%	04/01/2030	340,000	376,119
Kentucky Utilities Co. (Electric Utilities)		3.300%	06/01/2050	157,000	168,069
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.750%	05/01/2025	149,000	160,887
NRG Energy, Inc. (Electric Utilities)	(b)	3.750%	06/15/2024	308,000	325,160
NRG Energy, Inc. (Electric Utilities)		7.250%	05/15/2026	273,000	288,015
NRG Energy, Inc. (Electric Utilities)		6.625%	01/15/2027	274,000	286,330
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.700%	11/15/2028	194,000	227,697
Oncor Electric Delivery Co. LLC (Electric Utilities)		3.800%	06/01/2049	257,000	311,004
PPL WEM Ltd. / Western Power Distribution PLC (Ind. Power & Renewable Elec.)	(b)	5.375%	05/01/2021	203,000	207,932
Southern Co. / The (Electric Utilities)		3.700%	04/30/2030	508,000	579,792
					5,036,507
Total Corporate Bonds (Cost $69,733,229)					$ 76,525,304

U.S. Treasury Obligations–7.4%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill		0.000%	07/23/2020	$ 300,000	$ 299,979
U.S. Treasury Bill	(d)	0.000%	09/24/2020	300,000	299,908
U.S. Treasury Note		1.125%	02/28/2022	558,600	567,481
U.S. Treasury Note		0.375%	03/31/2022	7,718,600	7,746,339
U.S. Treasury Note		1.500%	09/15/2022	626,000	644,511
U.S. Treasury Note	(d)	2.250%	11/15/2024	1,865,000	2,027,532
U.S. Treasury Note	(d)	0.500%	03/31/2025	7,407,500	7,486,205
U.S. Treasury Note		2.750%	08/15/2042	2,224,300	2,851,014
U.S. Treasury Note		2.250%	08/15/2049	3,171,800	3,812,603
U.S. Treasury Note		2.375%	11/15/2049	338,600	417,999
U.S. Treasury Note		2.000%	02/15/2050	1,700,100	1,945,950
U.S. Treasury Note		1.250%	05/15/2050	800,000	768,031
Total U.S. Treasury Obligations (Cost $27,680,685)					$ 28,867,552

Purchased Options–7.2%	Notional Amount	Expiration	Exercise Price	Contracts (e)	Value
S&P 500 Index Call Option	$ 1,550,145	December 2021	$2,800	5	$ 247,415
S&P 500 Index Call Option	9,300,870	December 2021	$2,850	30	1,379,880
S&P 500 Index Call Option	7,750,725	December 2021	$2,900	25	973,250
S&P 500 Index Call Option	7,130,667	December 2021	$3,000	23	751,870
S&P 500 Index Call Option	1,550,145	December 2021	$3,050	5	148,450
S&P 500 Index Call Option	3,100,290	December 2021	$3,100	10	267,900
S&P 500 Index Call Option	3,100,290	December 2021	$3,150	10	279,940
S&P 500 Index Call Option	1,550,145	December 2021	$3,200	5	123,175
S&P 500 Index Call Option	3,100,290	December 2021	$3,250	10	200,800

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Purchased Options (Continued)	Notional Amount	Expiration	Exercise Price	Contracts (e)	Value
S&P 500 Index Call Option	$ 1,550,145	December 2021	$3,300	5	$ 102,500
S&P 500 Index Call Option	9,300,870	December 2022	$2,800	30	1,502,700
S&P 500 Index Call Option	6,200,580	December 2022	$2,900	20	962,620
S&P 500 Index Call Option	6,200,580	December 2022	$2,950	20	907,180
S&P 500 Index Call Option	13,021,218	December 2022	$3,000	42	1,607,340
S&P 500 Index Call Option	10,851,015	December 2022	$3,100	35	1,146,600
S&P 500 Index Call Option	4,650,435	December 2022	$3,200	15	415,650
S&P 500 Index Put Option	1,550,145	December 2021	$2,800	5	135,950
S&P 500 Index Put Option	9,300,870	December 2021	$2,850	30	709,200
S&P 500 Index Put Option	7,750,725	December 2021	$2,900	25	787,500
S&P 500 Index Put Option	7,130,667	December 2021	$3,000	23	804,333
S&P 500 Index Put Option	1,550,145	December 2021	$3,050	5	186,610
S&P 500 Index Put Option	3,100,290	December 2021	$3,100	10	331,000
S&P 500 Index Put Option	3,100,290	December 2021	$3,150	10	352,700
S&P 500 Index Put Option	1,550,145	December 2021	$3,200	5	187,700
S&P 500 Index Put Option	3,100,290	December 2021	$3,250	10	423,500
S&P 500 Index Put Option	4,650,435	December 2021	$3,300	15	672,150
S&P 500 Index Put Option	13,951,305	December 2021	$3,350	45	2,132,550
S&P 500 Index Put Option	9,300,870	December 2022	$2,800	30	1,077,300
S&P 500 Index Put Option	6,200,580	December 2022	$2,900	20	680,600
S&P 500 Index Put Option	6,200,580	December 2022	$2,950	20	836,640
S&P 500 Index Put Option	13,021,218	December 2022	$3,000	42	1,603,140
S&P 500 Index Put Option	10,851,015	December 2022	$3,100	35	1,491,700
S&P 500 Index Put Option	4,650,435	December 2022	$3,200	15	711,000
SPDR S&P 500 ETF Trust Call Option	1,541,800	December 2021	$280	50	253,850
SPDR S&P 500 ETF Trust Call Option	2,312,700	December 2021	$285	75	347,850
SPDR S&P 500 ETF Trust Call Option	2,621,060	December 2021	$290	85	377,910
SPDR S&P 500 ETF Trust Call Option	2,281,864	December 2021	$295	74	289,118
SPDR S&P 500 ETF Trust Call Option	6,167,200	December 2021	$300	200	758,200
SPDR S&P 500 ETF Trust Call Option	925,080	December 2021	$305	30	102,150
SPDR S&P 500 ETF Trust Call Option	925,080	December 2021	$310	30	94,350
SPDR S&P 500 ETF Trust Put Option	1,541,800	December 2021	$280	50	129,450
SPDR S&P 500 ETF Trust Put Option	2,312,700	December 2021	$285	75	206,400
SPDR S&P 500 ETF Trust Put Option	2,621,060	December 2021	$290	85	252,365
SPDR S&P 500 ETF Trust Put Option	2,281,864	December 2021	$295	74	244,200
SPDR S&P 500 ETF Trust Put Option	6,167,200	December 2021	$300	200	726,000
SPDR S&P 500 ETF Trust Put Option	925,080	December 2021	$305	30	112,170
SPDR S&P 500 ETF Trust Put Option	925,080	December 2021	$310	30	114,000
Total Purchased Options (Cost $25,979,996)					$ 28,148,856

Asset-Backed / Mortgage-Backed Securities–4.5%		Rate	Maturity	Face Amount	Value
Consumer Discretionary–0.0%
Great Wolf Trust 2019-WOLF A	(b)	ML + 103	12/15/2036	$ 64,000	$ 61,461
Great Wolf Trust 2019-WOLF C	(b)	ML + 163	12/15/2036	79,000	73,067
					134,528
Financials–4.5%
Apidos CLO XXXIII 2020-33A B	(b)	QL + 220	07/24/2031	300,000	299,730
Ballyrock CLO 2020-1A B	(b)	QL + 290	07/20/2030	300,000	300,000
Citigroup Commercial Mortgage Trust 2017-P8 AS		3.789%	09/15/2050	127,167	140,727
COMM 2015-CR25 B		4.690%	08/10/2048	134,711	141,226
COMM 2015-LC23 C		4.800%	10/10/2048	100,000	97,655
Connecticut Avenue Securities Trust 2019-R02 1M2	(b)	ML + 230	08/25/2031	88,894	87,557
Connecticut Avenue Securities Trust 2019-R03 1M2	(b)	ML + 215	09/25/2031	238,978	235,982
Connecticut Avenue Securities Trust 2019-R04 2M2	(b)	ML + 210	06/25/2039	66,851	64,898
Connecticut Avenue Securities Trust 2019-R05 1M2	(b)	ML + 200	07/25/2039	314,652	307,755
Connecticut Avenue Securities Trust 2019-R07 1M2	(b)	ML + 210	10/25/2039	333,999	323,752
Connecticut Avenue Securities Trust 2020-R01 1M1	(b)	ML + 80	01/25/2040	76,882	76,445
Connecticut Avenue Securities Trust 2020-R02 2M2	(b)	ML + 200	01/25/2040	360,000	340,813
Connecticut Avenue Securities Trust 2020-SBT1 1M2	(b)	ML + 365	02/25/2040	255,000	238,409
Connecticut Avenue Securities Trust 2020-SBT1 2M2	(b)	ML + 365	02/25/2040	270,000	259,215
DBUBS 2011-LC1A C	(b)	5.876%	11/10/2046	270,347	271,947
Fannie Mae Connecticut Avenue Securities 2014-C04 1M2		ML + 490	11/25/2024	436,432	448,165
Fannie Mae Connecticut Avenue Securities 2015-C02 1M2		ML + 400	05/25/2025	55,717	56,221
Fannie Mae Connecticut Avenue Securities 2015-C03 1M2		ML + 500	07/25/2025	316,158	322,438
Fannie Mae Connecticut Avenue Securities 2015-C03 2M2		ML + 500	07/25/2025	82,471	84,229
Fannie Mae Connecticut Avenue Securities 2015-C04 1M2		ML + 570	04/25/2028	91,588	96,252
Fannie Mae Connecticut Avenue Securities 2016-C01 1M2		ML + 675	08/25/2028	154,531	161,936

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Fannie Mae Connecticut Avenue Securities 2016-C03 2M2		ML + 590	10/25/2028	$ 170,014	$ 176,724
Fannie Mae Connecticut Avenue Securities 2016-C04 1M2		ML + 425	01/25/2029	311,348	322,205
Fannie Mae Connecticut Avenue Securities 2016-C07 2M2		ML + 435	05/25/2029	126,021	130,365
Fannie Mae Connecticut Avenue Securities 2017-C01 1M2		ML + 355	07/25/2029	351,852	357,717
Fannie Mae Connecticut Avenue Securities 2017-C03 1M1		ML + 95	10/25/2029	4,108	4,104
Fannie Mae Connecticut Avenue Securities 2017-C07 1B1		ML + 400	05/25/2030	300,000	298,694
Fannie Mae Connecticut Avenue Securities 2018-C05 1M2		ML + 235	01/25/2031	96,013	93,874
Fannie Mae Connecticut Avenue Securities 2018-C06 1M2		ML + 200	03/25/2031	262,356	251,832
Freddie Mac Stacr Remic Trust 2019-HQA4 M1	(b)	ML + 77	11/25/2049	5,525	5,499
Freddie Mac Stacr Remic Trust 2020-DNA1 M1	(b)	ML + 70	01/25/2050	27,577	27,518
Freddie Mac Stacr Remic Trust 2020-DNA1 M2	(b)	ML + 170	01/25/2050	237,000	226,510
Freddie Mac STACR Remic Trust 2020-DNA2 M1	(b)	ML + 75	02/25/2050	24,132	23,911
Freddie Mac STACR Trust 2019-DNA4 M2	(b)	ML + 195	10/25/2049	114,570	112,289
Freddie Mac STACR Trust 2019-HQA2 M2	(b)	ML + 205	04/25/2049	70,527	69,079
Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DN1 M3		ML + 415	01/25/2025	97,479	98,936
Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA1 M3		ML + 330	10/25/2027	250,000	253,767
Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3		ML + 390	12/25/2027	196,948	200,202
Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3		ML + 470	04/25/2028	250,000	260,125
Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3		ML + 380	03/25/2025	144,304	146,328
Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3		ML + 470	03/25/2028	203,361	210,182
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3		ML + 555	07/25/2028	229,353	239,651
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3		ML + 380	03/25/2029	310,000	313,106
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3		ML + 515	11/25/2028	235,145	245,741
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA4 M3		ML + 390	04/25/2029	270,000	277,917
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA1 M2		ML + 325	07/25/2029	250,000	252,184
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2		ML + 345	10/25/2029	300,000	304,038
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2		ML + 250	03/25/2030	270,000	271,329
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2		ML + 355	08/25/2029	259,948	264,009
Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2		ML + 180	07/25/2030	101,449	99,213
GS Mortgage Securities Trust 2010-C2 D	(b)	5.351%	12/10/2043	270,000	266,060
GS Mortgage Securities Trust 2012-GCJ9 AS		3.124%	11/10/2045	287,514	292,855
GS Mortgage Securities Trust 2016-GS3 A4		2.850%	10/10/2049	270,000	288,124
GS Mortgage Securities Trust 2017-GS7 A4		3.430%	08/10/2050	270,000	301,404
GS Mortgage Securities Trust 2018-GS9 A4		3.992%	03/10/2051	153,543	175,257
GS Mortgage Securities Trust 2019-GC38 A4		3.968%	02/10/2052	250,000	289,822
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 A3	(b)	4.070%	11/15/2043	120,155	120,031
JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9 A5		2.840%	12/15/2047	214,692	219,983
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B		3.674%	12/15/2047	300,000	301,237
JPMBB Commercial Mortgage Securities Trust 2013-C15 AS		4.420%	11/15/2045	250,000	267,897
JPMBB Commercial Mortgage Securities Trust 2014-C21 C		4.813%	08/15/2047	295,000	272,804
JPMBB Commercial Mortgage Securities Trust 2015-C27 AS		3.634%	02/15/2048	130,694	136,666
JPMBB Commercial Mortgage Securities Trust 2015-C31 B		4.773%	08/15/2048	300,000	316,765
Magnetite XXVI Ltd. 2020-26A A	(b)	QL + 175	07/15/2030	401,052	400,028
Morgan Stanley Capital I Trust 2018-H3 AS		4.429%	07/15/2051	270,000	309,946
Morgan Stanley Capital I Trust 2018-H4 A4		4.310%	12/15/2051	250,000	296,998
OCP CLO 2020-18A A	(b)	QL + 180	04/20/2030	250,000	249,869
SG Commercial Mortgage Securities Trust 2016-C5 A4		3.055%	10/10/2048	250,000	263,614
UBS Commercial Mortgage Trust 2018-C10 A3		4.048%	05/15/2051	270,000	309,773
Wells Fargo Commercial Mortgage Trust 2015-C28 A4		3.540%	05/15/2048	250,000	272,281
Wells Fargo Commercial Mortgage Trust 2015-C30 A3		3.411%	09/15/2058	232,889	253,403
Wells Fargo Commercial Mortgage Trust 2015-NXS3 A4		3.617%	09/15/2057	270,000	295,055
Wells Fargo Commercial Mortgage Trust 2016-C35 A3		2.674%	07/15/2048	300,000	316,571
Wells Fargo Commercial Mortgage Trust 2016-C35 B		3.438%	07/15/2048	270,000	263,432
Wells Fargo Commercial Mortgage Trust 2017-C39 A5		3.418%	09/15/2050	270,000	301,384
Wells Fargo Commercial Mortgage Trust 2017-C41 A3		3.210%	11/15/2050	270,000	293,021
Wells Fargo Commercial Mortgage Trust 2018-C44 A4		3.948%	05/15/2051	270,000	309,866
WFRBS Commercial Mortgage Trust 2014-C24 AS		3.931%	11/15/2047	270,000	285,060
					17,561,607
Total Asset-Backed / Mortgage-Backed Securities (Cost $17,468,314)					$ 17,696,135

U.S. Government Agency Mortgage-Backed Securities–3.2%	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN AL5310	3.500%	04/01/2044	$ 3,671	$ 4,049
Fannie Mae Pool FN AL5887	4.500%	10/01/2044	23,003	26,121
Fannie Mae Pool FN AL6542	4.500%	03/01/2045	35,895	40,765
Fannie Mae Pool FN AL6620	4.500%	08/01/2042	234,141	265,642
Fannie Mae Pool FN AL6997	4.500%	11/01/2042	17,131	19,202

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN AL8855	3.500%	07/01/2046	$ 15,311	$ 16,643
Fannie Mae Pool FN AS7168	3.500%	05/01/2046	37,617	40,442
Fannie Mae Pool FN AS7587	3.500%	07/01/2046	171,790	187,781
Fannie Mae Pool FN AS7822	3.500%	08/01/2046	483,872	520,217
Fannie Mae Pool FN AZ9203	3.000%	10/01/2045	53,381	56,242
Fannie Mae Pool FN BA2885	3.000%	10/01/2045	94,335	99,392
Fannie Mae Pool FN BA4752	3.000%	01/01/2046	11,501	12,117
Fannie Mae Pool FN BC1520	3.500%	08/01/2046	296,772	319,063
Fannie Mae Pool FN BC2468	3.000%	03/01/2046	261,495	275,513
Fannie Mae Pool FN BC2488	3.000%	03/01/2046	366,518	386,167
Fannie Mae Pool FN BC9077	3.500%	12/01/2046	20,411	21,944
Fannie Mae Pool FN BH1902	3.500%	12/01/2047	19,213	21,316
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	58,538	62,030
Fannie Mae Pool FN BH6940	3.500%	08/01/2047	43,964	47,211
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	95,175	102,380
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	17,012	18,452
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	68,434	73,774
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	27,479	29,731
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	234,970	255,744
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	393,834	427,598
Fannie Mae Pool FN BJ5170	3.500%	03/01/2048	13,432	14,625
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	91,197	100,476
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	44,717	48,423
Fannie Mae Pool FN BK3211	4.500%	03/01/2048	97,536	104,932
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	184,319	195,109
Fannie Mae Pool FN BM3282	3.500%	12/01/2047	9,117	10,114
Fannie Mae Pool FN BM3511	4.500%	02/01/2046	152,935	170,004
Fannie Mae Pool FN BM3912	3.000%	03/01/2047	214,530	229,156
Fannie Mae Pool FN BM4427	3.500%	04/01/2048	153,171	164,568
Fannie Mae Pool FN BM4735	3.500%	04/01/2048	155,183	171,042
Fannie Mae Pool FN BM4896	3.000%	02/01/2047	1,598,045	1,710,738
Fannie Mae Pool FN BM5138	3.500%	11/01/2048	257,023	283,289
Fannie Mae Pool FN BM5334	3.500%	01/01/2049	92,892	99,723
Fannie Mae Pool FN BN0012	4.500%	08/01/2048	87,662	94,239
Fannie Mae Pool FN BO3223	3.000%	10/01/2034	64,838	68,718
Fannie Mae Pool FN BO4725	2.500%	11/01/2034	88,867	94,314
Fannie Mae Pool FN BO5957	3.000%	12/01/2034	10,662	11,366
Fannie Mae Pool FN BO7717	3.000%	11/01/2034	11,458	12,253
Fannie Mae Pool FN CA0108	3.500%	08/01/2047	32,592	36,160
Fannie Mae Pool FN FM0029	3.000%	09/01/2046	379,157	406,004
Fannie Mae Pool FN FM1036	3.000%	05/01/2043	254,049	271,906
Fannie Mae Pool FN MA3211	4.000%	12/01/2047	150,313	160,226
Fannie Mae Pool FN MA3239	4.000%	01/01/2048	23,824	25,430
Freddie Mac Gold Pool FG G60658	3.500%	07/01/2046	331,347	365,638
Freddie Mac Gold Pool FG G61360	3.500%	03/01/2048	76,568	83,194
Freddie Mac Gold Pool FG G61737	3.500%	11/01/2048	364,058	394,014
Freddie Mac Gold Pool FG Q54793	4.500%	03/01/2048	89,417	95,979
Freddie Mac Gold Pool FG Q55394	3.500%	04/01/2048	26,771	29,086
Freddie Mac Pool FR QN0783	3.000%	10/01/2034	48,812	51,697
Freddie Mac Pool FR QN0786	3.000%	10/01/2034	117,238	124,580
Freddie Mac Pool FR QN0951	2.500%	11/01/2034	72,549	77,010
Freddie Mac Pool FR SB0040	2.500%	12/01/2033	471,856	495,074
Freddie Mac Pool FR SB0116	2.500%	11/01/2034	108,590	115,267
Freddie Mac Pool FR ZA4718	3.000%	10/01/2046	276,415	293,525
Freddie Mac Pool FR ZK8962	3.000%	09/01/2032	106,849	113,471
Freddie Mac Pool FR ZK9009	3.000%	10/01/2032	42,409	44,618
Freddie Mac Pool FR ZK9163	3.000%	01/01/2033	54,693	58,080
Freddie Mac Pool FR ZM1434	3.500%	07/01/2046	59,073	63,555
Freddie Mac Pool FR ZM4821	3.500%	11/01/2047	49,283	53,943
Freddie Mac Pool FR ZM4939	3.500%	11/01/2047	85,089	91,748
Freddie Mac Pool FR ZM5102	3.500%	12/01/2047	113,793	124,318
Freddie Mac Pool FR ZM5228	3.500%	12/01/2047	63,371	68,331
Freddie Mac Pool FR ZM5705	3.500%	02/01/2048	26,651	28,731
Freddie Mac Pool FR ZM5707	3.500%	02/01/2048	23,533	25,074
Freddie Mac Pool FR ZM5945	4.000%	03/01/2048	67,185	73,247
Freddie Mac Pool FR ZM6220	4.000%	04/01/2048	77,397	82,029
Freddie Mac Pool FR ZM6276	4.000%	04/01/2048	108,548	117,798
Freddie Mac Pool FR ZM6427	4.000%	05/01/2048	281,227	298,648
Freddie Mac Pool FR ZN2165	4.500%	12/01/2048	100,298	111,567
Freddie Mac Pool FR ZS4598	3.000%	01/01/2045	47,752	50,782

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Freddie Mac Pool FR ZS7403	3.000%	05/01/2031	$ 309,501	$ 329,835
Freddie Mac Pool FR ZS9830	3.500%	10/01/2046	404,786	435,190
Freddie Mac Pool FR ZT0272	3.500%	02/01/2047	243,409	262,765
Freddie Mac Pool FR ZT0337	3.500%	12/01/2044	40,155	43,420
Freddie Mac Pool FR ZT0537	3.500%	03/01/2048	288,991	315,645
Freddie Mac Pool FR ZT1633	4.000%	03/01/2047	20,094	21,809
Total U.S. Government Agency Mortgage-Backed Securities (Cost $12,103,311)				$ 12,752,019

Preferred Securities–0.7%		Rate	Quantity	Value
Financials–0.6%
Bank of America Corp. DR (Rate is fixed until 09/05/2024, at which point, the rate becomes QL + 371) (Banks)	(c)	6.250%	286,000	$ 296,030
Bank of America Corp. DR (Rate is fixed until 03/17/2025, at which point, the rate becomes QL + 390) (Banks)	(c)	6.100%	124,000	130,820
Bank of New York Mellon Corp. / The DR (Rate is fixed until 09/20/2025, at which point, the rate becomes H15T5Y + 436) (Capital Markets)	(c)	4.700%	128,000	133,120
Citigroup, Inc. DR (Rate is fixed until 01/30/2023, at which point, the rate becomes QL + 407) (Banks)	(c)	5.950%	217,000	214,820
Citigroup, Inc. DR (Rate is fixed until 05/15/2025, at which point, the rate becomes QL + 391) (Banks)	(c)	5.950%	142,000	141,006
Citigroup, Inc. DR (Rate is fixed until 02/15/2023, at which point, the rate becomes QL + 423) (Banks)	(c)	5.900%	27,000	26,848
Discover Financial Services (Rate is fixed until 09/23/2025, at which point, the rate becomes H15T5Y + 578) (Consumer Finance)	(c)	6.125%	404,000	414,383
Goldman Sachs Group, Inc. / The DR (Capital Markets)		QL + 392	470,000	430,849
Truist Financial Corp. DR (Rate is fixed until 09/01/2030, at which point, the rate becomes H15T10Y + 435) (Banks)	(c)	5.100%	256,000	264,346
Wells Fargo & Co. DR (Rate is fixed until 06/15/2025, at which point, the rate becomes QL + 399) (Banks)	(c)	5.875%	292,000	303,496
				2,355,718
Industrials–0.1%
General Electric Co. (Rate is fixed until 01/21/2021, at which point, the rate becomes QL + 333) (Industrial Conglomerates)	(c)	5.000%	336,000	263,794
Total Preferred Securities (Cost $2,726,627)				$ 2,619,512

Sovereign Issues–0.2%	Rate	Maturity	Face Amount	Value
Brazilian Government International Bond	2.875%	06/06/2025	$ 202,000	$ 199,475
Colombia Government International Bond	3.125%	04/15/2031	540,000	535,416
Uruguay Government International Bond	4.375%	01/23/2031	58,061	67,859
Total Sovereign Issues (Cost $806,192)				$ 802,750

Money Market Funds–8.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(f)	25,185,070	$ 25,195,144
State Street Institutional U.S. Government Money Market Fund, 0.116%	(f)	7,997,501	7,997,501
Total Money Market Funds (Cost $33,194,630)			$ 33,192,645
Total Investments – 100.1% (Cost $347,476,401)	(g)		$391,908,256
Liabilities in Excess of Other Assets – (0.1)%			(547,030)
Net Assets – 100.0%			$391,361,226

(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Percentages are stated as a percent of net assets.

Abbreviations:
ADR:	American Depositary Receipts
CLO:	Collaterized Loan Obligation
DR:	Depositary Receipt
H15T10Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 10 Year, 0.660% at 06/30/2020
H15T5Y:	U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year, 0.290% at 06/30/2020
ML:	Monthly U.S. LIBOR Rate, 0.162% at 06/30/2020
QL:	Quarterly U.S. LIBOR Rate, 0.302% at 06/30/2020
SOFR:	Secured Overnight Financing Rate, 0.100% at 06/30/2020

Footnotes:
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2020, the value of these securities totaled $20,462,619, or 5.2% of the Portfolio’s net assets.
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2020.
(d)	Security is fully or partially pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
(e)	100 shares per contract.
(f)	Rate represents the seven-day yield at June 30, 2020.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	310	September 18, 2020	$ 47,425,829	$ 47,898,100	$472,271	$ 673,074
CBT U.S. Ultra Bond - Long	3	September 21, 2020	644,317	654,469	10,152	(3,094)
CBT 10-Year U.S. Ultra Bond - Short	(37)	September 21, 2020	(5,779,738)	(5,826,922)	(47,184)	11,625
CBT 10-Year U.S. Treasury Note - Long	1,320	September 21, 2020	183,237,962	183,706,875	468,913	(206,250)
CBT U.S. Long Bond - Long	53	September 21, 2020	9,442,334	9,463,813	21,479	(24,844)
CBT 2-Year U.S. Treasury Note - Long	255	September 30, 2020	56,297,309	56,311,172	13,863	2,814
CBT 5-Year U.S. Treasury Note - Long	7	September 30, 2020	878,790	880,195	1,405	(273)
			$292,146,803	$293,087,702	$940,899	$ 453,052
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited)
Objective/Strategy
The ON Federated Core Plus Bond Portfolio seeks to provide total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).
Performance as of June 30, 2020
Average Annual returns
Since inception (5/1/20)	1.80%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total expense ratio is 0.66% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights.
Comments from Sub-Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.   For the period from May 1, 2020, the date of the Portfolio’s inception, to June 30, 2020, the Portfolio returned 1.80% versus 1.18% for its benchmark, the ICE BofAML U.S. Broad Market Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.   During the brief two-month period from the Portfolio’s inception on May 1st to June 30th, credit sensitive fixed income sectors such as commercial mortgage-backed securities (“CMBS”), U.S. investment grade corporates, and emerging markets out-performed the higher quality U.S. Treasury market. The U.S. Federal Reserve’s accommodative monetary policy and asset purchase programs, coupled with fiscal stimulus, resulted in increased investor demand for the credit sensitive fixed income markets.
In the investment grade corporate market, there was a great deal of new issue supply during the second quarter. Specifically, investment grade corporate new issue supply totaled $690 billion, including a monthly issuance record of $284 billion in April. Given the uncertainties surrounding the macro-economic outlook and COVID-19 risks, most of these new issues came to the market with a pricing concession. However, strong investor demand led to tighter spreads in the secondary market, and these new issue bonds were ultimately added to the index at the end of the month at increased prices. As a result, the Portfolio was able to generate positive returns relative to the benchmark by actively purchasing bonds in the investment grade corporate new issue market. (1)
Q.  How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?
A.   The Portfolio was positively affected by its sector allocation during the reporting period. The Portfolio benefited from its overweight to the strong performing banking, consumer goods, media, capital goods, and real estate sectors. In addition, an underweight to the under-performing sovereign sector and an out of index allocation to emerging markets also contributed to sector allocation. The Portfolio was negatively impacted by its underweight to the strong performing foreign sovereign, U.S. taxable municipal, and commercial mortgage backed security sectors. (1)
The Portfolio’s security selection during the reporting period positively contributed to relative returns. Specifically, the Portfolio had positive security selection in the capital goods, media, and utility industries. The Portfolio was negatively impacted by security selection in banking, energy, and commercial mortgage backed securities. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The following holdings contributed the most to the Portfolio’s relative performance during the reporting period:
The Portfolio held an off-benchmark position in the Federated Core Trust - Emerging Market Core Fund. This fund’s exposure to lower quality emerging market bonds in a risk-on environment outperformed the higher quality benchmark. (1)
The Portfolio held an out of benchmark position in the Federated Core Trust - Federated Bank Loan Core Fund. This fund’s exposure to lower quality bank loans in a risk-on environment also outperformed the higher quality benchmark. (1)
The Portfolio held The Boeing Co. 2050 maturity bonds, which outperformed due to the Company’s efforts to increase liquidity, progress on returning its 737 Max to service, and investors’ expectations of the economy reopening. (1)
The following holdings detracted the most from the Portfolio’s relative performance during the reporting period:
U.S. Treasury Note 2.000%, due 2050: The Portfolio’s holding of 2050 maturity bonds underperformed in a period in which the U.S. Treasury curve “bear steepened” with longer term rates increasing move than shorter term rates. (1)
U.S. Treasury Note 0.125%, due 2022 and U.S. Treasury Note 0.375%, due 2025: These holdings underperformed in a period in which U.S. treasury securities were not able to keep pace with the returns of lower quality credits. (1)
Q.  How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?
A.  U.S. interest rate futures were utilized to calibrate the Portfolio’s duration and yield curve positioning. The Portfolio’s yield curve steepening bias was a positive contributor to performance, which more than offset the slight negative contribution from the Portfolio’s average duration, which was less than the average duration of the benchmark. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Unaudited) (Continued)
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The ICE BofAML U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Corporate Bonds (4)	40.6
U.S. Treasury Obligations	25.6
U.S. Government Agency Mortgage-Backed Securities	18.5
Investment Companies	7.2
Asset-Backed Securities (4)	2.5
Sovereign Issues	0.5
Money Market Funds and Other Net Assets	5.1
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	U.S. Treasury Note 0.125%, 04/30/2022	9.2
2.	U.S. Treasury Note 0.375%, 04/30/2025	5.5
3.	U.S. Treasury Note 2.000%, 02/15/2050	4.0
4.	U.S. Treasury Note 0.250%, 04/15/2023	3.9
5.	Federated Hermes Core Trust - Emerging Markets Core Fund	3.5
6.	Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund	2.8
7.	Fannie Mae Pool FN FM2778 3.000%, 03/01/2050	2.1
8.	Fannie Mae Pool FN MA4020 3.000%, 05/01/2050	2.0
9.	Fannie Mae Pool FN CA5549 3.000%, 04/01/2050	2.0
10.	Fannie Mae Pool FN CA5348 3.500%, 03/01/2050	2.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	12.7
Communication Services	4.7
Industrials	4.7
Health Care	3.9
Consumer Staples	3.4
Information Technology	2.7
Energy	2.7
Utilities	2.6
Consumer Discretionary	2.2
Real Estate	1.9
Materials	1.6
43.1

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds–40.6%		Rate	Maturity	Face Amount	Value
Communication Services–4.7%
AMC Networks, Inc. (Media)		5.000%	04/01/2024	$ 75,000	$ 74,250
America Movil S.A.B de C.V. (Wireless Telecom. Svs.)		2.875%	05/07/2030	200,000	211,110
AT&T, Inc. (Diversified Telecom. Svs.)		4.300%	02/15/2030	175,000	204,454
AT&T, Inc. (Diversified Telecom. Svs.)		3.500%	06/01/2041	150,000	157,527
AT&T, Inc. (Diversified Telecom. Svs.)		4.500%	03/09/2048	550,000	645,397
AT&T, Inc. (Diversified Telecom. Svs.)		3.650%	06/01/2051	150,000	156,478
Bell Canada, Inc. (Diversified Telecom. Svs.)		4.464%	04/01/2048	250,000	316,175
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.500%	05/01/2026	50,000	51,813
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	4.500%	08/15/2030	150,000	153,075
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		2.800%	04/01/2031	125,000	126,654
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)		6.484%	10/23/2045	225,000	298,945
Comcast Corp. (Media)		3.400%	04/01/2030	225,000	256,216
Comcast Corp. (Media)		3.450%	02/01/2050	500,000	566,716
CSC Holdings LLC (Media)	(a)	7.500%	04/01/2028	250,000	272,812
Cumulus Media New Holdings, Inc. (Media)	(a)	6.750%	07/01/2026	25,000	23,094
Deutsche Telekom International Finance B.V. (Diversified Telecom. Svs.)	(a)	3.600%	01/19/2027	375,000	419,673
Discovery Communications LLC (Media)		4.650%	05/15/2050	250,000	283,512
DISH DBS Corp. (Media)		7.750%	07/01/2026	50,000	53,005
DISH DBS Corp. (Media)	(a)	7.375%	07/01/2028	25,000	24,844
Entercom Media Corp. (Media)	(a)	7.250%	11/01/2024	25,000	21,750
Entercom Media Corp. (Media)	(a)	6.500%	05/01/2027	25,000	22,438
Fox Corp. (Media)		3.500%	04/08/2030	100,000	111,643
Fox Corp. (Media)		5.576%	01/25/2049	125,000	175,862
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	25,000	24,906
Grupo Televisa S.A.B (Media)		5.000%	05/13/2045	375,000	412,395
iHeartCommunications, Inc. (Media)		6.375%	05/01/2026	50,000	49,500
iHeartCommunications, Inc. (Media)		8.375%	05/01/2027	100,000	91,637
Lamar Media Corp. (Media)	(a)	4.875%	01/15/2029	25,000	25,125
Match Group, Inc. (Interactive Media & Svs.)	(a)	5.000%	12/15/2027	25,000	26,014
Match Group, Inc. (Interactive Media & Svs.)	(a)	4.625%	06/01/2028	25,000	25,279
Match Group, Inc. (Interactive Media & Svs.)	(a)	4.125%	08/01/2030	25,000	24,477
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	08/01/2024	75,000	75,562
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	07/15/2027	50,000	50,003
Omnicom Group, Inc. (Media)		4.200%	06/01/2030	225,000	261,604
Rackspace Hosting, Inc. (Interactive Media & Svs.)	(a)	8.625%	11/15/2024	100,000	101,800
Scripps Escrow, Inc. (Media)	(a)	5.875%	07/15/2027	75,000	71,062
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	100,000	98,500
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	50,000	51,637
Sirius XM Radio, Inc. (Media)	(a)	5.500%	07/01/2029	50,000	52,889
Sky Ltd. (Media)	(a)	3.750%	09/16/2024	200,000	222,704
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	50,000	60,935
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	03/01/2026	100,000	118,037
TEGNA, Inc. (Media)	(a)	4.625%	03/15/2028	50,000	46,000
TEGNA, Inc. (Media)	(a)	5.000%	09/15/2029	25,000	23,555
Telefonica Emisiones SA (Diversified Telecom. Svs.)		4.895%	03/06/2048	375,000	455,096
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	200,000	208,500
Terrier Media Buyer, Inc. (Media)	(a)	8.875%	12/15/2027	50,000	47,938
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.125%	04/15/2025	75,000	76,687
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.500%	02/01/2026	100,000	101,196
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	3.875%	04/15/2030	250,000	278,642
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)	(a)	4.500%	04/15/2050	125,000	147,244
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.150%	03/22/2030	175,000	197,807
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.000%	03/22/2050	450,000	566,505
ViacomCBS, Inc. (Media)		4.950%	01/15/2031	300,000	350,823
Virgin Media Finance PLC (Media)	(a)	5.000%	07/15/2030	200,000	195,270
Vodafone Group PLC (Wireless Telecom. Svs.)		4.125%	05/30/2025	175,000	198,710
Vodafone Group PLC (Wireless Telecom. Svs.)		5.250%	05/30/2048	225,000	296,048
Walt Disney Co. / The (Entertainment)		3.800%	03/22/2030	125,000	145,944
Walt Disney Co. / The (Entertainment)		4.700%	03/23/2050	175,000	228,207
WMG Acquisition Corp. (Entertainment)	(a)	3.875%	07/15/2030	25,000	25,251
Ziggo B.V. (Diversified Telecom. Svs.)	(a)	5.500%	01/15/2027	200,000	203,258
					10,264,190
Consumer Discretionary–2.2%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	10/15/2025	175,000	174,125
Adient U.S. LLC (Auto Components)	(a)	7.000%	05/15/2026	50,000	51,750
Advance Auto Parts, Inc. (Specialty Retail)	(a)	3.900%	04/15/2030	375,000	401,087
Amazon.com, Inc. (Internet & Direct Marketing Retail)		3.875%	08/22/2037	300,000	371,349
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	75,000	73,875

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Discretionary (continued)
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	$ 75,000	$ 71,250
AutoNation, Inc. (Specialty Retail)		4.750%	06/01/2030	110,000	119,173
AutoZone, Inc. (Specialty Retail)		4.000%	04/15/2030	200,000	231,117
Booking Holdings, Inc. (Internet & Direct Marketing Retail)		4.625%	04/13/2030	200,000	233,903
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	8.625%	06/01/2025	25,000	26,125
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	4.750%	12/01/2027	75,000	64,363
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	50,000	43,500
Clarios Global LP (Automobiles)	(a)	6.750%	05/15/2025	25,000	26,000
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	6.250%	05/15/2026	25,000	25,781
Clarios Global LP / Clarios U.S. Finance Co. (Auto Components)	(a)	8.500%	05/15/2027	50,000	50,247
Colt Merger Sub, Inc. (Hotels, Restaurants & Leisure)	(a)	6.250%	07/01/2025	25,000	24,805
Colt Merger Sub, Inc. (Hotels, Restaurants & Leisure)	(a)	8.125%	07/01/2027	25,000	24,313
Daimler Finance North America LLC (Automobiles)	(a)	3.350%	02/22/2023	325,000	340,349
Dana Financing Luxembourg SARL (Auto Components)	(a)	5.750%	04/15/2025	50,000	50,750
Dana, Inc. (Auto Components)		5.375%	11/15/2027	25,000	24,813
Dollar General Corp. (Multiline Retail)		3.875%	04/15/2027	375,000	431,115
Dollar Tree, Inc. (Multiline Retail)		3.700%	05/15/2023	400,000	428,186
Gates Global LLC / Gates Corp. (Auto Components)	(a)	6.250%	01/15/2026	50,000	49,520
General Motors Co. (Automobiles)		6.125%	10/01/2025	200,000	224,761
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)		4.250%	09/01/2024	50,000	48,510
Home Depot, Inc. / The (Specialty Retail)		2.700%	04/15/2030	425,000	466,578
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	50,000	50,500
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(a)	4.625%	06/15/2025	25,000	24,502
MGM Resorts International (Hotels, Restaurants & Leisure)		6.000%	03/15/2023	50,000	50,500
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	05/01/2025	75,000	74,256
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	50,000	41,500
Newell Brands, Inc. (Household Durables)		4.875%	06/01/2025	25,000	26,182
O'Reilly Automotive, Inc. (Specialty Retail)		4.200%	04/01/2030	200,000	234,156
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	25,000	22,344
Six Flags Theme Parks, Inc. (Hotels, Restaurants & Leisure)	(a)	7.000%	07/01/2025	25,000	25,844
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	75,000	79,059
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	75,000	66,000
William Carter Co. / The (Textiles, Apparel & Luxury Goods)	(a)	5.500%	05/15/2025	25,000	25,781
					4,797,969
Consumer Staples–3.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)		5.750%	03/15/2025	50,000	51,094
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC (Food & Staples Retailing)	(a)	5.875%	02/15/2028	100,000	103,177
Alimentation Couche-Tard, Inc. (Food & Staples Retailing)	(a)	3.800%	01/25/2050	200,000	207,239
Altria Group, Inc. (Tobacco)		3.875%	09/16/2046	300,000	299,074
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.350%	06/01/2040	200,000	227,755
Anheuser-Busch InBev Worldwide, Inc. (Beverages)		4.500%	06/01/2050	500,000	596,195
B.A.T. Capital Corp. (Tobacco)		4.540%	08/15/2047	350,000	380,978
Campbell Soup Co. (Food Products)		2.375%	04/24/2030	250,000	258,877
Clorox Co. / The (Household Products)		1.800%	05/15/2030	155,000	156,334
Coca-Cola Femsa S.A.B de C.V. (Beverages)		2.750%	01/22/2030	250,000	264,393
Constellation Brands, Inc. (Beverages)		3.750%	05/01/2050	200,000	217,223
Edgewell Personal Care Co. (Personal Products)	(a)	5.500%	06/01/2028	25,000	25,719
Energizer Holdings, Inc. (Household Products)	(a)	6.375%	07/15/2026	25,000	25,849
Flowers Foods, Inc. (Food Products)		3.500%	10/01/2026	325,000	349,969
General Mills, Inc. (Food Products)		3.700%	10/17/2023	150,000	163,206
General Mills, Inc. (Food Products)		2.875%	04/15/2030	150,000	163,076
Grupo Bimbo S.A.B de C.V. (Food Products)	(a)	4.875%	06/27/2044	325,000	363,255
Heineken N.V. (Beverages)	(a)	3.500%	01/29/2028	375,000	422,534
J.M. Smucker Co. / The (Food Products)		3.500%	03/15/2025	200,000	221,649
Keurig Dr Pepper, Inc. (Beverages)		4.417%	05/25/2025	150,000	172,956
Keurig Dr Pepper, Inc. (Beverages)		3.200%	05/01/2030	200,000	221,253
Kroger Co. / The (Food & Staples Retailing)		2.200%	05/01/2030	200,000	207,964
Kroger Co. / The (Food & Staples Retailing)		3.950%	01/15/2050	200,000	228,807
McCormick & Co., Inc. (Food Products)		2.500%	04/15/2030	200,000	208,582
Mondelez International, Inc. (Food Products)		1.500%	05/04/2025	175,000	178,350
PepsiCo, Inc. (Beverages)		2.750%	03/19/2030	450,000	501,395
Philip Morris International, Inc. (Tobacco)		2.100%	05/01/2030	250,000	257,533
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	75,000	77,625
Post Holdings, Inc. (Food Products)	(a)	4.625%	04/15/2030	75,000	73,598
Reckitt Benckiser Treasury Services PLC (Household Products)	(a)	3.000%	06/26/2027	350,000	382,617

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Consumer Staples (continued)
Tyson Foods, Inc. (Food Products)		3.550%	06/02/2027	$ 350,000	$ 387,561
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	50,000	47,500
					7,443,337
Energy–2.7%
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.750%	03/01/2027	100,000	79,000
Apache Corp. (Oil, Gas & Consumable Fuels)		5.100%	09/01/2040	50,000	41,066
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	7.000%	11/01/2026	50,000	32,000
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.194%	04/06/2025	175,000	190,276
BP Capital Markets America, Inc. (Oil, Gas & Consumable Fuels)		3.588%	04/14/2027	350,000	387,055
Buckeye Partners LP (Oil, Gas & Consumable Fuels)	(a)	4.125%	03/01/2025	50,000	47,963
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		2.050%	07/15/2025	250,000	250,499
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)		5.625%	10/01/2026	25,000	24,755
Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	(b)	4.500%	10/01/2029	50,000	48,750
Chevron Corp. (Oil, Gas & Consumable Fuels)		3.078%	05/11/2050	225,000	238,735
CNX Midstream Partners LP / CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	75,000	69,000
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	75,000	67,219
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)		5.500%	09/15/2040	250,000	302,018
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.625%	07/15/2025	25,000	25,196
Energy Transfer Operating LP (Oil, Gas & Consumable Fuels)		3.750%	05/15/2030	400,000	395,258
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.950%	02/15/2027	100,000	114,002
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		3.700%	01/31/2051	200,000	207,930
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	01/15/2026	75,000	78,000
EQM Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.500%	07/15/2028	75,000	71,437
EQT Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/01/2025	50,000	49,826
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		3.482%	03/19/2030	500,000	569,359
Hess Midstream Operations LP (Oil, Gas & Consumable Fuels)	(a)	5.125%	06/15/2028	25,000	24,061
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	02/01/2028	25,000	23,813
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		4.300%	03/01/2028	300,000	339,931
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		6.000%	06/01/2026	50,000	49,000
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		2.900%	08/15/2024	25,000	21,375
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.000%	07/15/2025	25,000	25,094
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		8.875%	07/15/2030	25,000	24,969
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.450%	09/15/2036	75,000	64,193
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.400%	04/15/2046	75,000	52,290
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2027	25,000	24,625
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	25,000	23,250
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	05/15/2026	25,000	22,750
Phillips 66 (Oil, Gas & Consumable Fuels)		3.850%	04/09/2025	175,000	193,972
Precision Drilling Corp. (Energy Equip. & Svs.)		5.250%	11/15/2024	25,000	16,700
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		2.375%	04/06/2025	200,000	212,303
Shell International Finance B.V. (Oil, Gas & Consumable Fuels)		2.750%	04/06/2030	250,000	270,988
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)		2.800%	05/15/2023	290,000	302,883
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	100,000	98,479
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	04/15/2026	100,000	99,000
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)		6.875%	04/01/2026	75,000	72,469
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.350%	06/01/2028	175,000	198,057
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.500%	03/01/2028	50,000	47,000
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.300%	03/01/2048	50,000	40,563
Western Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.500%	08/15/2048	25,000	20,250
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		3.750%	06/15/2027	250,000	266,665
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	06/01/2026	25,000	24,250
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		4.500%	01/15/2030	25,000	22,090
					5,870,364
Financials–10.2%
Aflac, Inc. (Insurance)		3.625%	06/15/2023	350,000	382,748
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (Insurance)	(a)	6.750%	10/15/2027	75,000	74,746
American Express Credit Corp. (Consumer Finance)		3.300%	05/03/2027	400,000	454,408
American International Group, Inc. (Insurance)		4.500%	07/16/2044	250,000	291,139
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	50,000	52,500
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	75,000	75,000
Bank of America Corp. (Banks)		3.300%	01/11/2023	550,000	585,684
Bank of America Corp. (Rate is fixed until 02/13/2025, at which point, the rate becomes QL + 64) (Banks)	(c)	2.015%	02/13/2026	725,000	749,720
Bank of America Corp. (Rate is fixed until 04/29/2030, at which point, the rate becomes SOFR + 215) (Banks)	(c)	2.592%	04/29/2031	900,000	951,976

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
Bank of New York Mellon Corp. / The (Capital Markets)		2.200%	08/16/2023	$ 650,000	$ 679,366
BlackRock, Inc. (Capital Markets)		1.900%	01/28/2031	200,000	204,331
Capital One Financial Corp. (Consumer Finance)		3.900%	01/29/2024	350,000	380,619
Chubb INA Holdings, Inc. (Insurance)		3.350%	05/03/2026	200,000	228,048
Citigroup, Inc. (Rate is fixed until 01/24/2022, at which point, the rate becomes QL + 72) (Banks)	(c)	3.142%	01/24/2023	550,000	568,822
Citigroup, Inc. (Rate is fixed until 04/24/2024, at which point, the rate becomes QL + 90) (Banks)	(c)	3.352%	04/24/2025	350,000	378,161
Citigroup, Inc. (Rate is fixed until 01/29/2030, at which point, the rate becomes SOFR + 115) (Banks)	(c)	2.666%	01/29/2031	725,000	752,375
Citizens Bank N.A. (Banks)		3.750%	02/18/2026	250,000	280,617
Comerica, Inc. (Banks)		3.800%	07/22/2026	200,000	215,933
Ford Motor Credit Co. LLC (Consumer Finance)		5.113%	05/03/2029	200,000	195,076
General Motors Financial Co., Inc. (Consumer Finance)		2.900%	02/26/2025	400,000	398,405
Goldman Sachs Group, Inc. / The (Rate is fixed until 10/31/2021, at which point, the rate becomes QL + 82) (Capital Markets)	(c)	2.876%	10/31/2022	375,000	384,467
Goldman Sachs Group, Inc. / The (Capital Markets)		3.500%	04/01/2025	375,000	411,190
Goldman Sachs Group, Inc. / The (Capital Markets)		3.800%	03/15/2030	700,000	798,502
GTCR AP Finance, Inc. (Insurance)	(a)	8.000%	05/15/2027	50,000	51,468
Hartford Financial Services Group, Inc. / The (Insurance)		4.400%	03/15/2048	200,000	240,974
HSBC Holdings PLC (Banks)		3.900%	05/25/2026	900,000	999,193
HUB International Ltd. (Insurance)	(a)	7.000%	05/01/2026	225,000	225,000
Huntington Bancshares, Inc. (Banks)		2.550%	02/04/2030	225,000	232,534
John Deere Capital Corp. (Consumer Finance)		3.450%	03/07/2029	375,000	434,635
JPMorgan Chase & Co. (Rate is fixed until 04/25/2022, at which point, the rate becomes QL + 94) (Banks)	(c)	2.776%	04/25/2023	350,000	362,367
JPMorgan Chase & Co. (Banks)		3.125%	01/23/2025	725,000	790,169
JPMorgan Chase & Co. (Rate is fixed until 04/22/2030, at which point, the rate becomes SOFR + 204) (Banks)	(c)	2.522%	04/22/2031	900,000	950,499
Liberty Mutual Group, Inc. (Insurance)	(a)	3.951%	10/15/2050	225,000	237,645
Lincoln National Corp. (Insurance)		4.000%	09/01/2023	200,000	217,755
Lincoln National Corp. (Insurance)		3.050%	01/15/2030	200,000	210,522
M&T Bank Corp. (Banks)		3.550%	07/26/2023	375,000	406,750
MetLife, Inc. (Insurance)		4.050%	03/01/2045	200,000	235,202
Morgan Stanley (Capital Markets)		4.100%	05/22/2023	225,000	243,178
Morgan Stanley (Capital Markets)		6.250%	08/09/2026	225,000	287,968
Morgan Stanley (Rate is fixed until 01/24/2028, at which point, the rate becomes QL + 114) (Capital Markets)	(c)	3.772%	01/24/2029	700,000	796,796
Nationwide Mutual Insurance Co. (Insurance)	(a)	4.350%	04/30/2050	200,000	208,186
Navient Corp. (Consumer Finance)		5.500%	01/25/2023	50,000	47,938
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	50,000	46,969
NFP Corp. (Insurance)	(a)	7.000%	05/15/2025	25,000	26,250
NFP Corp. (Insurance)	(a)	6.875%	07/15/2025	25,000	23,990
Northern Trust Corp. (Capital Markets)		1.950%	05/01/2030	175,000	179,889
PNC Bank N.A. (Banks)		3.250%	01/22/2028	250,000	279,831
Prudential Financial, Inc. (Insurance)		3.700%	03/13/2051	300,000	331,009
Quicken Loans LLC (Thrifts & Mortgage Finance)	(a)	5.750%	05/01/2025	100,000	102,229
Quicken Loans LLC (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	25,000	26,000
Raymond James Financial, Inc. (Capital Markets)		4.650%	04/01/2030	200,000	239,098
Refinitiv U.S. Holdings, Inc. (Capital Markets)	(a)	8.250%	11/15/2026	100,000	108,297
Regions Financial Corp. (Banks)		2.250%	05/18/2025	170,000	177,832
Stifel Financial Corp. (Capital Markets)		4.000%	05/15/2030	200,000	211,791
Toyota Motor Credit Corp. (Consumer Finance)		2.700%	01/11/2023	475,000	498,987
Travelers Cos., Inc. / The (Insurance)		2.550%	04/27/2050	200,000	197,611
Truist Bank (Banks)		3.000%	02/02/2023	700,000	740,114
USI, Inc. (Insurance)	(a)	6.875%	05/01/2025	75,000	75,656
Volkswagen Group of America Finance LLC (Consumer Finance)	(a)	4.250%	11/13/2023	350,000	383,009
Wells Fargo & Co. (Banks)		3.750%	01/24/2024	350,000	382,427
Wells Fargo & Co. (Banks)		3.000%	10/23/2026	550,000	599,856
Wells Fargo & Co. (Rate is fixed until 02/11/2030, at which point, the rate becomes QL + 100) (Banks)	(c)	2.572%	02/11/2031	725,000	758,417
					22,061,874
Health Care–3.9%
Abbott Laboratories (Health Care Equip. & Supplies)		3.750%	11/30/2026	225,000	261,782
AbbVie, Inc. (Biotechnology)	(a)	3.200%	11/21/2029	225,000	250,222
AbbVie, Inc. (Biotechnology)	(a)	4.250%	11/21/2049	250,000	299,678
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	25,000	25,009
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	75,000	76,326
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	5.500%	07/01/2028	25,000	25,063
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		2.750%	09/15/2029	100,000	108,665

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Health Care (continued)
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		2.100%	06/04/2030	$ 110,000	$ 112,783
Air Medical Group Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	05/15/2023	50,000	46,000
Alcon Finance Corp. (Health Care Equip. & Supplies)	(a)	2.600%	05/27/2030	200,000	205,554
Amgen, Inc. (Biotechnology)		2.450%	02/21/2030	375,000	396,406
AstraZeneca PLC (Pharmaceuticals)		2.375%	06/12/2022	125,000	129,437
AstraZeneca PLC (Pharmaceuticals)		3.125%	06/12/2027	400,000	445,420
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	9.000%	10/01/2025	100,000	107,750
Bausch Health Americas, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	50,000	53,062
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	100,000	101,427
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	50,000	51,103
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	5.000%	01/30/2028	25,000	23,537
Bausch Health Cos., Inc. (Pharmaceuticals)	(a)	6.250%	02/15/2029	50,000	50,250
Bayer U.S. Finance LLC (Pharmaceuticals)	(a)	3.375%	10/08/2024	375,000	409,008
Becton Dickinson & Co. (Health Care Equip. & Supplies)		3.700%	06/06/2027	200,000	223,760
Becton Dickinson & Co. (Health Care Equip. & Supplies)		4.685%	12/15/2044	200,000	246,193
Biogen, Inc. (Biotechnology)		3.150%	05/01/2050	250,000	240,694
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	3.900%	02/20/2028	375,000	441,222
Bristol-Myers Squibb Co. (Pharmaceuticals)	(a)	4.250%	10/26/2049	100,000	132,773
Centene Corp. (Health Care Providers & Svs.)		4.750%	01/15/2025	50,000	51,183
Centene Corp. (Health Care Providers & Svs.)	(a)	5.250%	04/01/2025	50,000	51,485
Centene Corp. (Health Care Providers & Svs.)		4.250%	12/15/2027	100,000	103,191
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.250%	03/31/2023	75,000	70,647
CVS Health Corp. (Health Care Providers & Svs.)		2.875%	06/01/2026	200,000	216,546
CVS Health Corp. (Health Care Providers & Svs.)		3.750%	04/01/2030	275,000	316,220
CVS Health Corp. (Health Care Providers & Svs.)		4.250%	04/01/2050	225,000	270,636
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		3.250%	06/01/2030	110,000	115,247
Eli Lilly and Co. (Pharmaceuticals)		3.375%	03/15/2029	375,000	433,843
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	9.500%	07/31/2027	5,000	5,289
HCA, Inc. (Health Care Providers & Svs.)		5.375%	09/01/2026	100,000	108,875
HCA, Inc. (Health Care Providers & Svs.)		3.500%	09/01/2030	50,000	48,147
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	4.625%	06/15/2025	25,000	25,443
Jaguar Holding Co. II / PPD Development LP (Health Care Providers & Svs.)	(a)	5.000%	06/15/2028	25,000	25,594
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a)	6.750%	04/15/2025	50,000	51,625
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.625%	10/15/2023	50,000	9,750
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	6.250%	01/15/2027	25,000	25,000
Merck & Co., Inc. (Pharmaceuticals)		3.400%	03/07/2029	450,000	519,117
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	7.125%	06/01/2024	75,000	69,750
Par Pharmaceutical, Inc. (Pharmaceuticals)	(a)	7.500%	04/01/2027	14,000	14,367
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		3.300%	09/15/2029	200,000	214,314
Polaris Intermediate Corp. (Health Care Providers & Svs.)	(a)(b)	8.500%, 9.250% PIK	12/01/2022	25,000	22,000
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	25,000	25,750
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.125%	01/15/2028	75,000	73,875
Stryker Corp. (Health Care Equip. & Supplies)		3.500%	03/15/2026	200,000	225,100
Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)		2.050%	03/31/2030	200,000	197,958
Teleflex, Inc. (Health Care Equip. & Supplies)	(a)	4.250%	06/01/2028	25,000	25,625
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	25,000	24,813
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.625%	07/15/2024	50,000	48,996
Tenet Healthcare Corp. (Health Care Providers & Svs.)		5.125%	05/01/2025	75,000	72,391
Tenet Healthcare Corp. (Health Care Providers & Svs.)		7.000%	08/01/2025	25,000	24,502
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		2.900%	05/15/2050	120,000	127,784
Vizient, Inc. (Health Care Providers & Svs.)	(a)	6.250%	05/15/2027	25,000	26,187
West Street Merger Sub, Inc. (Life Sciences Tools & Svs.)	(a)	6.375%	09/01/2025	75,000	72,562
Zoetis, Inc. (Pharmaceuticals)		3.000%	05/15/2050	300,000	308,408
					8,485,344
Industrials–4.7%
Airbus SE (Aerospace & Defense)	(a)	3.150%	04/10/2027	375,000	387,014
Allegion PLC (Building Products)		3.500%	10/01/2029	400,000	419,307
Allied Universal Holdco LLC / Allied Universal Finance Corp. (Commercial Svs. & Supplies)	(a)	9.750%	07/15/2027	75,000	79,031
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.875%	05/15/2026	25,000	24,750
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	4.000%	01/15/2028	25,000	24,294
Boeing Co. / The (Aerospace & Defense)		2.500%	03/01/2025	200,000	199,512
Boeing Co. / The (Aerospace & Defense)		2.950%	02/01/2030	225,000	219,724
Boeing Co. / The (Aerospace & Defense)		5.805%	05/01/2050	300,000	353,971
Brink's Co. / The (Commercial Svs. & Supplies)	(a)	5.500%	07/15/2025	25,000	25,463
Burlington Northern Santa Fe LLC (Road & Rail)		3.000%	04/01/2025	175,000	192,453
Canadian Pacific Railway Co. (Road & Rail)		2.050%	03/05/2030	175,000	179,064
CNH Industrial N.V. (Machinery)		3.850%	11/15/2027	375,000	395,152
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	50,000	49,832

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Industrials (continued)
Cornerstone Building Brands, Inc. (Building Products)	(a)	8.000%	04/15/2026	$ 50,000	$ 50,375
Dun & Bradstreet Corp. / The (Professional Svs.)	(a)	10.250%	02/15/2027	100,000	111,000
Equifax, Inc. (Professional Svs.)		2.600%	12/15/2025	350,000	372,828
ERAC U.S.A. Finance LLC (Road & Rail)	(a)	3.850%	11/15/2024	350,000	368,537
Experian Finance PLC (Professional Svs.)	(a)	4.250%	02/01/2029	200,000	232,565
FedEx Corp. (Air Freight & Logistics)		4.250%	05/15/2030	100,000	114,187
FedEx Corp. (Air Freight & Logistics)		4.050%	02/15/2048	200,000	205,463
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	4.625%	02/15/2027	25,000	24,625
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	9.500%	11/01/2027	75,000	79,312
General Electric Co. (Industrial Conglomerates)		3.625%	05/01/2030	550,000	550,492
Honeywell International, Inc. (Industrial Conglomerates)		1.350%	06/01/2025	65,000	66,748
Honeywell International, Inc. (Industrial Conglomerates)		2.800%	06/01/2050	70,000	74,657
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3.483%	12/01/2027	100,000	107,704
IAA, Inc. (Commercial Svs. & Supplies)	(a)	5.500%	06/15/2027	25,000	25,845
IHS Markit Ltd. (Professional Svs.)		4.750%	08/01/2028	250,000	293,357
Kansas City Southern (Road & Rail)		3.500%	05/01/2050	200,000	215,350
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	50,000	49,250
Lennox International, Inc. (Building Products)		3.000%	11/15/2023	375,000	386,833
Lockheed Martin Corp. (Aerospace & Defense)		2.900%	03/01/2025	275,000	301,492
Lockheed Martin Corp. (Aerospace & Defense)		1.850%	06/15/2030	100,000	102,475
Masco Corp. (Building Products)		3.500%	11/15/2027	150,000	159,155
Nielsen Finance LLC / Nielsen Finance Co. (Professional Svs.)	(a)	5.000%	04/15/2022	75,000	74,790
Northrop Grumman Corp. (Aerospace & Defense)		3.250%	01/15/2028	400,000	446,905
Otis Worldwide Corp. (Machinery)	(a)	2.565%	02/15/2030	200,000	209,728
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(a)	3.450%	07/01/2024	350,000	370,267
Roper Technologies, Inc. (Industrial Conglomerates)		2.800%	12/15/2021	325,000	334,266
Ryder System, Inc. (Road & Rail)		3.400%	03/01/2023	350,000	366,883
Southwest Airlines Co. (Airlines)		5.250%	05/04/2025	175,000	184,604
Standard Industries, Inc. (Building Products)	(a)	6.000%	10/15/2025	100,000	102,927
Standard Industries, Inc. (Building Products)	(a)	5.000%	02/15/2027	25,000	25,313
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	100,000	101,250
Textron, Inc. (Aerospace & Defense)		3.650%	03/15/2027	300,000	310,703
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	50,000	46,754
TransDigm, Inc. (Aerospace & Defense)	(a)	6.250%	03/15/2026	75,000	74,953
TransDigm, Inc. (Aerospace & Defense)		5.500%	11/15/2027	75,000	65,470
Trident TPI Holdings, Inc. (Machinery)	(a)	9.250%	08/01/2024	50,000	51,250
Union Pacific Corp. (Road & Rail)		2.400%	02/05/2030	275,000	293,934
United Rentals North America, Inc. (Trading Companies & Distributors)		6.500%	12/15/2026	50,000	52,500
United Rentals North America, Inc. (Trading Companies & Distributors)		5.250%	01/15/2030	50,000	51,625
Verisk Analytics, Inc. (Professional Svs.)		4.125%	03/15/2029	200,000	233,630
Watco Cos. LLC / Watco Finance Corp. (Road & Rail)	(a)	6.500%	06/15/2027	25,000	25,615
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.125%	06/15/2025	25,000	26,368
WESCO Distribution, Inc. (Trading Companies & Distributors)	(a)	7.250%	06/15/2028	50,000	52,728
Westinghouse Air Brake Technologies Corp. (Machinery)		3.200%	06/15/2025	100,000	102,087
Xylem, Inc. (Machinery)		2.250%	01/30/2031	155,000	155,934
					10,202,301
Information Technology–2.7%
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2022	250,000	258,464
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.900%	09/12/2027	600,000	672,517
BBVA U.S.A. (IT Svs.)		3.875%	04/10/2025	250,000	264,102
Broadcom, Inc. (Semiconductors & Equip.)	(a)	4.700%	04/15/2025	360,000	405,316
Broadcom, Inc. (Semiconductors & Equip.)	(a)	4.150%	11/15/2030	100,000	108,804
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.000%	09/01/2025	25,000	25,719
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		4.250%	04/01/2028	25,000	25,476
Cisco Systems, Inc. (Communications Equip.)		3.625%	03/04/2024	250,000	279,102
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	5.850%	07/15/2025	350,000	402,094
Entegris, Inc. (Semiconductors & Equip.)	(a)	4.625%	02/10/2026	25,000	25,375
Fair Isaac Corp. (Software)	(a)	4.000%	06/15/2028	25,000	25,063
Fidelity National Information Services, Inc. (IT Svs.)		3.750%	05/21/2029	150,000	175,722
Fiserv, Inc. (IT Svs.)		3.800%	10/01/2023	150,000	163,890
Fiserv, Inc. (IT Svs.)		3.500%	07/01/2029	200,000	224,582
Gartner, Inc. (IT Svs.)	(a)	4.500%	07/01/2028	25,000	25,293
Go Daddy Operating Co. LLC / GD Finance Co., Inc. (IT Svs.)	(a)	5.250%	12/01/2027	25,000	25,438
Lam Research Corp. (Semiconductors & Equip.)		1.900%	06/15/2030	175,000	178,831
Leidos, Inc. (IT Svs.)	(a)	3.625%	05/15/2025	95,000	103,526
Leidos, Inc. (IT Svs.)	(a)	4.375%	05/15/2030	250,000	281,612
Micron Technology, Inc. (Semiconductors & Equip.)		2.497%	04/24/2023	200,000	207,688
Microsoft Corp. (Software)		2.375%	05/01/2023	700,000	738,776

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Information Technology (continued)
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a)	8.125%	04/15/2025	$ 25,000	$ 26,500
Nuance Communications, Inc. (Software)		5.625%	12/15/2026	25,000	26,000
Oracle Corp. (Software)		3.250%	11/15/2027	400,000	448,702
PTC, Inc. (Software)	(a)	4.000%	02/15/2028	25,000	24,814
Qorvo, Inc. (Semiconductors & Equip.)	(a)	4.375%	10/15/2029	25,000	25,602
RP Crown Parent LLC (Software)	(a)	7.375%	10/15/2024	50,000	49,875
Science Applications International Corp. (IT Svs.)	(a)	4.875%	04/01/2028	25,000	24,922
Sophia LP / Sophia Finance, Inc. (Software)	(a)	9.000%	09/30/2023	25,000	25,250
SS&C Technologies, Inc. (Software)	(a)	5.500%	09/30/2027	50,000	50,919
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.625%	10/01/2025	75,000	74,391
Visa, Inc. (IT Svs.)		3.150%	12/14/2025	150,000	167,345
Visa, Inc. (IT Svs.)		2.050%	04/15/2030	325,000	340,668
					5,902,378
Materials–1.6%
Albemarle Corp. (Chemicals)		4.150%	12/01/2024	125,000	133,957
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	125,000	131,323
ARD Finance SA (Containers & Packaging)	(a)(b)	6.500%, 7.250% PIK	06/30/2027	200,000	197,875
Berry Global, Inc. (Containers & Packaging)	(a)	4.875%	07/15/2026	50,000	50,750
Berry Global, Inc. (Containers & Packaging)	(a)	5.625%	07/15/2027	75,000	77,062
Carpenter Technology Corp. (Metals & Mining)		4.450%	03/01/2023	100,000	98,985
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	50,000	49,750
Compass Minerals International, Inc. (Metals & Mining)	(a)	4.875%	07/15/2024	50,000	50,125
Compass Minerals International, Inc. (Metals & Mining)	(a)	6.750%	12/01/2027	25,000	26,250
Element Solutions, Inc. (Chemicals)	(a)	5.875%	12/01/2025	25,000	25,242
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	100,000	96,500
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	50,000	48,500
Freeport-McMoRan, Inc. (Metals & Mining)		5.000%	09/01/2027	50,000	50,234
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	50,000	49,422
Hexion, Inc. (Chemicals)	(a)	7.875%	07/15/2027	25,000	22,750
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.625%	01/15/2025	50,000	47,875
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. (Chemicals)	(a)	9.000%	07/01/2028	25,000	26,062
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	50,000	48,625
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	25,000	24,555
Mauser Packaging Solutions Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	25,000	22,669
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	50,000	50,500
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.625%	05/13/2027	25,000	26,000
Packaging Corp. of America (Containers & Packaging)		3.650%	09/15/2024	400,000	436,346
PPL Capital Funding, Inc. (Chemicals)		3.100%	05/15/2026	200,000	216,517
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	25,000	25,188
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	360,000	386,669
RPM International, Inc. (Chemicals)		4.550%	03/01/2029	200,000	224,840
Synovus Bank (Rate is fixed until 02/10/2022, at which point, the rate becomes SOFR + 95) (Chemicals)	(c)	2.289%	02/10/2023	250,000	253,110
Trivium Packaging Finance B.V. (Containers & Packaging)	(a)	8.500%	08/15/2027	200,000	213,750
W.R. Grace & Co-Conn (Chemicals)	(a)	4.875%	06/15/2027	25,000	25,326
WRKCo, Inc. (Containers & Packaging)		4.000%	03/15/2028	250,000	279,348
					3,416,105
Real Estate–1.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.900%	06/15/2023	200,000	216,352
Alexandria Real Estate Equities, Inc. (Equity REIT)		3.950%	01/15/2028	200,000	228,115
American Tower Corp. (Equity REIT)		2.900%	01/15/2030	200,000	213,418
American Tower Corp. (Equity REIT)		2.100%	06/15/2030	200,000	200,416
AvalonBay Communities, Inc. (Equity REIT)		3.350%	05/15/2027	375,000	418,181
Boston Properties LP (Equity REIT)		3.650%	02/01/2026	200,000	221,521
Camden Property Trust (Equity REIT)		2.800%	05/15/2030	200,000	216,057
Crown Castle International Corp. (Equity REIT)		3.300%	07/01/2030	150,000	163,771
Crown Castle International Corp. (Equity REIT)		2.250%	01/15/2031	105,000	105,758
Cushman & Wakefield U.S. Borrower LLC (Real Estate Mgmt. & Development)	(a)	6.750%	05/15/2028	25,000	26,063
Mid-America Apartments LP (Equity REIT)		4.000%	11/15/2025	375,000	416,549
Prologis LP (Equity REIT)		2.250%	04/15/2030	360,000	378,985
Regency Centers LP (Equity REIT)		2.950%	09/15/2029	350,000	355,180
UDR, Inc. (Equity REIT)		3.500%	01/15/2028	375,000	410,120
VICI Properties LP / VICI Note Co., Inc. (Equity REIT)	(a)	4.250%	12/01/2026	50,000	47,979
Welltower, Inc. (Equity REIT)		4.250%	04/01/2026	175,000	196,113
WP Carey, Inc. (Equity REIT)		4.600%	04/01/2024	175,000	186,296
WP Carey, Inc. (Equity REIT)		3.850%	07/15/2029	175,000	181,933
					4,182,807

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
Utilities–2.6%
American Electric Power Co., Inc. (Electric Utilities)		3.200%	11/13/2027	$ 375,000	$ 411,923
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	25,000	25,750
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	25,000	26,438
Avangrid, Inc. (Electric Utilities)		3.800%	06/01/2029	275,000	319,324
Berkshire Hathaway Energy Co. (Multi-Utilities)	(a)	4.050%	04/15/2025	250,000	284,571
Black Hills Corp. (Multi-Utilities)		2.500%	06/15/2030	120,000	122,583
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.250%	06/01/2026	50,000	50,485
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	5.125%	03/15/2028	25,000	24,438
Dominion Energy Gas Holdings LLC (Multi-Utilities)		3.900%	11/15/2049	150,000	157,429
Dominion Energy, Inc. (Multi-Utilities)		3.375%	04/01/2030	250,000	276,558
DPL, Inc. (Electric Utilities)	(a)	4.125%	07/01/2025	25,000	25,007
Duke Energy Corp. (Electric Utilities)		3.400%	06/15/2029	550,000	618,206
Emera U.S. Finance LP (Electric Utilities)		3.550%	06/15/2026	200,000	224,437
Emera U.S. Finance LP (Electric Utilities)		4.750%	06/15/2046	200,000	237,050
Eversource Energy (Electric Utilities)		3.350%	03/15/2026	220,000	238,130
Exelon Corp. (Electric Utilities)		4.050%	04/15/2030	400,000	461,774
FirstEnergy Corp. (Electric Utilities)		2.650%	03/01/2030	250,000	260,881
National Fuel Gas Co. (Gas Utilities)		5.500%	01/15/2026	250,000	265,930
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		3.550%	05/01/2027	200,000	226,729
NextEra Energy Capital Holdings, Inc. (Electric Utilities)		2.250%	06/01/2030	200,000	205,454
NRG Energy, Inc. (Electric Utilities)		5.750%	01/15/2028	50,000	52,750
Sempra Energy (Multi-Utilities)		3.400%	02/01/2028	400,000	439,475
Southern Co. / The (Electric Utilities)		3.700%	04/30/2030	450,000	513,595
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.750%	03/01/2025	50,000	50,000
TerraForm Power Operating LLC (Ind. Power & Renewable Elec.)	(a)	5.000%	01/31/2028	75,000	78,375
Vistra Operations Co. LLC (Ind. Power & Renewable Elec.)	(a)	5.500%	09/01/2026	50,000	51,157
					5,648,449
Total Corporate Bonds (Cost $85,362,917)					$ 88,275,118

U.S. Treasury Obligations–25.6%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.125%	04/30/2022	$20,000,000	$ 19,985,938
U.S. Treasury Note		0.250%	04/15/2023	8,500,000	8,518,594
U.S. Treasury Note		0.375%	04/30/2025	12,000,000	12,054,375
U.S. Treasury Note	(d)	0.500%	04/30/2027	3,900,000	3,906,094
U.S. Treasury Note		1.500%	02/15/2030	2,500,000	2,702,246
U.S. Treasury Note		2.000%	02/15/2050	7,500,000	8,584,570
Total U.S. Treasury Obligations (Cost $55,919,644)					$ 55,751,817

U.S. Government Agency Mortgage-Backed Securities–18.5%	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BK2355	2.500%	04/01/2035	$ 2,451,703	$ 2,567,948
Fannie Mae Pool FN BP1938	2.500%	04/01/2050	2,484,033	2,590,764
Fannie Mae Pool FN BP2797	2.500%	05/01/2050	2,487,556	2,590,938
Fannie Mae Pool FN BP4783	2.000%	05/01/2035	1,492,346	1,544,231
Fannie Mae Pool FN CA4819	4.000%	12/01/2049	2,370,409	2,561,836
Fannie Mae Pool FN CA5348	3.500%	03/01/2050	4,116,079	4,386,366
Fannie Mae Pool FN CA5549	3.000%	04/01/2050	4,207,273	4,434,304
Fannie Mae Pool FN FM2778	3.000%	03/01/2050	4,209,053	4,459,537
Fannie Mae Pool FN MA3865	3.000%	12/01/2034	1,102,171	1,158,280
Fannie Mae Pool FN MA3906	3.500%	01/01/2050	2,539,634	2,669,562
Fannie Mae Pool FN MA3939	3.500%	02/01/2050	4,006,498	4,211,618
Fannie Mae Pool FN MA4020	3.000%	05/01/2050	4,214,516	4,440,455
Freddie Mac Pool FR RA2310	4.000%	03/01/2050	2,397,532	2,578,867
Total U.S. Government Agency Mortgage-Backed Securities (Cost $40,323,256)				$ 40,194,706

Investment Companies–7.2%		Shares	Value
Federated Hermes Core Trust - Emerging Markets Core Fund	(e)(f)	785,711	$ 7,660,678
Federated Hermes Core Trust - Federated Bank Loan Core Fund	(e)(f)	225,989	2,063,277
Federated Hermes Core Trust III - Federated Project and Trade Finance Core Fund	(f)(g)	692,042	6,062,283
Total Investment Companies (Cost $15,200,000)			$ 15,786,238

Asset-Backed Securities–2.5%	Rate	Maturity	Face Amount	Value
Financials–2.5%
CNH Equipment Trust 2020-A A3	1.160%	06/16/2025	$ 260,000	$ 262,420
Ford Credit Auto Owner Trust 2020-B B	1.190%	01/15/2026	500,000	500,726
Freddie Mac Multifamily Structured Pass Through Certificates K108 A2	1.517%	03/25/2030	400,000	416,110
Freddie Mac Multifamily Structured Pass Through Certificates K109 A2	1.558%	04/25/2030	400,000	417,580

(continued)

Ohio National Fund, Inc.	ON Federated Core Plus Bond Portfolio (Continued)
Schedule of Investments	June 30, 2020 (Unaudited)
Asset-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
Financials (continued)
GM Financial Automobile Leasing Trust 2020-2 C		2.560%	07/22/2024	$ 375,000	$ 380,107
HPEFS Equipment Trust 2020-2A C	(a)	2.000%	07/22/2030	525,000	524,895
HPEFS Equipment Trust 2020-2A D	(a)	2.790%	07/22/2030	750,000	749,880
MMAF Equipment Finance LLC 2020-A A5	(a)	1.560%	10/09/2042	750,000	760,346
Toyota Auto Loan Extended Note Trust 2020-1A A	(a)	1.350%	05/25/2033	700,000	710,464
World Omni Auto Receivables Trust 2020-B B		1.220%	03/16/2026	750,000	751,254
Total Asset-Backed Securities (Cost $5,433,689)					$ 5,473,782

Sovereign Issues–0.5%	Rate	Maturity	Face Amount	Value
Colombia Government International Bond	4.500%	03/15/2029	$ 375,000	$ 411,210
Mexico Government International Bond	3.750%	01/11/2028	350,000	364,224
Republic of Poland Government International Bond	4.000%	01/22/2024	200,000	221,756
Total Sovereign Issues (Cost $946,013)				$ 997,190

Money Market Funds–0.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class, 0.346%	(h)	1,580,324	$ 1,580,956
Total Money Market Funds (Cost $1,580,975)			$ 1,580,956
Total Investments – 95.6% (Cost $204,766,494)	(i)		$208,059,807
Other Assets in Excess of Liabilities – 4.4%			9,536,105
Net Assets – 100.0%			$217,595,912

Percentages are stated as a percent of net assets.

Abbreviations:
PIK:	Payment-in-Kind
QL:	Quarterly U.S. LIBOR Rate, 0.302% at 06/30/2020
SOFR:	Secured Overnight Financing Rate, 0.100% at 06/30/2020

Footnotes:
(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2020, the value of these securities totaled $20,230,542, or 9.3% of the Portfolio’s net assets.
(b)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(c)	Security is a fixed-then-variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2020.
(d)	Security is fully or partially pledged as collateral for the futures contracts outstanding at June 30, 2020. See also the following Schedule of Open Futures Contracts.
(e)	Shares of this fund have not been registered and are issued in reliance on Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act.
(f)	Represents a security deemed to be restricted. At June 30, 2020, the value of restricted securities in the Portfolio totaled $15,786,238, or 7.2% of the Portfolio’s net assets.
(g)	Open-end extended payment fund. Beneficial interests in this fund are issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(a)(2) and Regulation D of the Securities Act of 1933. Investments in this fund may only be made by organizations or entities that are “accredited investors” within the meaning of Regulation D of the 1933 Act and that are also “qualified purchasers” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (“Eligible Investors”). This fund has adopted policies to limit the transfer of its shares, which may occur only pursuant to authorization by this fund's Board of Directors, and only to Eligible Investors.When a redeeming shareholder of this fund presents shares to the fund's transfer agent in proper order for redemption, the fund will have up to 31 days to make payment to the redeeming shareholder. The price of redeemed shares will be determined as of the closing net asset value of the fund 24 days after receipt of a shareholder redemption request or, if such date is a weekend or holiday, on the preceding business day.
(h)	Rate represents the seven-day yield at June 30, 2020.
(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Open Futures Contracts	June 30, 2020 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CBT U.S. Ultra Bond - Short	(2)	September 21, 2020	$ (430,933)	$ (436,313)	$ (5,380)	$2,063
CBT 10-Year U.S. Ultra Bond - Short	(6)	September 21, 2020	(938,799)	(944,906)	(6,107)	1,500
CBT 10-Year U.S. Treasury Note - Short	(25)	September 21, 2020	(3,468,929)	(3,479,297)	(10,368)	3,906
CBT 2-Year U.S. Treasury Note - Long	75	September 30, 2020	16,555,833	16,561,875	6,042	1,172
			$11,717,172	$11,701,359	$(15,813)	$8,641
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited)
Objective/Strategy
The ON Conservative Model Portfolio is a fund of funds that seeks current income and preservation of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.
Performance as of June 30, 2020
Average Annual returns
One year	5.49%
Since inception (3/1/17)	4.90%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.19% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2021.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned 1.52% versus 2.89% for its benchmark, the Morningstar® Conservative Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the first half of 2020, equity markets generally provided negative returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s exposure to large cap and domestic stocks benefited relative performance. (1)
Fixed income markets generally provided positive returns for the period. Interest rates declined across the curve as the Federal Reserve executed numerous bond purchase programs. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads widened during the period, and higher quality bonds outperformed lower quality bonds. The Portfolio’s exposure to higher quality core bonds benefited performance, while its exposure to high yield bonds detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap and domestic equity funds benefited relative performance, while exposure to foreign, value and midcap funds detracted from relative performance. On the fixed income side, the exposure to core and total return bonds aided relative performance, while the exposure to high yield bonds detracted from performance. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds were PIMCO Real Return Institutional, PIMCO Total Return Institutional, and Western Asset Core Plus Bond IS. Each of the funds benefited from exposure to high quality bonds. The top three funds that detracted from relative performance were the ON Blackrock Advantage Large Cap Value Portfolio, DFA International Core Equity Institutional, and ON S&P MidCap 400® Index Portfolio. These funds underperformed due to exposures to value stocks, foreign stocks, and mid cap stocks, respectively. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Conservative Target Risk Index exposure is set at 20%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	PIMCO Total Return Institutional	17.0
2.	Western Asset Core Plus Bond IS	17.0
3.	ON Federated Core Plus Bond Portfolio	12.0
4.	PIMCO Low Duration Institutional	11.0
5.	ON S&P 500® Index Portfolio	11.0
6.	ON Bond Portfolio	10.0
7.	ON Federated High Income Bond Portfolio	7.0
8.	PIMCO Real Return Institutional	5.0
9.	ON BlackRock Advantage Large Cap Value Portfolio	3.0
10.	DFA International Core Equity Portfolio Institutional	2.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Conservative Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2020 (Unaudited)
Open-End Mutual Funds–52.1%		Shares	Value
DFA International Core Equity Portfolio Institutional		137,178	$ 1,610,469
PIMCO Low Duration Institutional		888,122	8,801,294
PIMCO Real Return Institutional		337,368	3,997,813
PIMCO Total Return Institutional		1,256,697	13,610,025
Western Asset Core Plus Bond IS		1,108,289	13,609,786
Total Open-End Mutual Funds			$41,629,387
Total Investments in Securities of Unaffiliated Issuers – 52.1% (Cost $39,792,077)	(a)		$41,629,387
Total Investments in Affiliates – 47.9% (Cost $36,807,110) (see schedule below)	(a)		38,350,701
Liabilities in Excess of Other Assets – 0.0%			(34,928)
Net Assets – 100.0%			$79,945,160

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2020 (Unaudited)

Affiliate		Value at January 1, 2020	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Shares at June 30, 2020	Value at June 30, 2020
Open-End Mutual Funds – 47.9%
ON BlackRock Advantage International Equity Portfolio	(a)	$1,500,256	$ 472,166	$ 230,900	$(30,472)	$(113,104)	116,809	$ 1,597,946
ON BlackRock Advantage Large Cap Value Portfolio	(a)	2,250,385	786,231	349,966	(29,911)	(259,820)	149,995	2,396,919
ON Bond Portfolio	(a)	7,501,282	737,886	594,507	59,468	285,600	402,505	7,989,729
ON Federated Core Plus Bond Portfolio	(a)	—	9,494,286	76,175	953	168,611	941,815	9,587,675
ON Federated High Income Bond Portfolio	(a)	5,250,898	848,766	358,201	19,820	(168,472)	280,905	5,592,811
ON Janus Henderson Venture Portfolio	(a)	750,128	261,942	216,526	(28,684)	32,113	24,516	798,973
ON S&P 500® Index Portfolio	(a)	8,251,411	2,349,218	1,760,690	75,312	(126,549)	272,856	8,788,702
ON S&P MidCap 400® Index Portfolio	(a)	1,500,256	612,743	382,741	(23,844)	(108,468)	95,286	1,597,946
Total Open-End Mutual Funds					$ 42,642	$(290,089)		$38,350,701

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2020.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.
Performance as of June 30, 2020
Average Annual returns
One year	4.47%
Since inception (3/1/17)	4.85%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.09% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2021.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -0.44% versus 0.78% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the first half of 2020, equity markets generally provided negative returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s exposure to growth stocks, large cap and domestic stocks benefited relative performance. (1)
Fixed income markets generally provided positive returns for the period. Interest rates declined across the curve, as the Federal Reserve executed numerous bond purchase programs. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads widened during the period, and higher quality bonds outperformed lower quality bonds. The Portfolio’s exposure to higher quality core bonds benefited performance, while its exposure to high yield bonds detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited relative performance, while exposure to foreign, value and mid cap funds detracted from relative performance. On the fixed income side, the exposure to core and total return bonds aided relative performance, while the exposure to high yield bonds detracted from performance relative to the benchmark. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds were the ON Nasdaq-100® Index Portfolio, Vanguard International Growth Fund Admiral Class, and the ON Janus Henderson Forty Portfolio. Each of the funds benefited from exposure to growth stocks. The top three funds that detracted from relative performance were the ON Blackrock Advantage Large Cap Value Portfolio, the Fidelity Advisor® Real Estate I, and the DFA International Core Equity Portfolio Institutional. These funds underperformed due to exposures to value stocks, Real Estate Investment Trust (“REIT”) stocks, and foreign stocks, respectively. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	Western Asset Core Plus Bond IS	13.0
2.	PIMCO Total Return Institutional	13.0
3.	ON S&P 500® Index Portfolio	13.0
4.	ON Federated Core Plus Bond Portfolio	10.0
5.	PIMCO Low Duration Institutional	8.0
6.	ON Bond Portfolio	7.0
7.	ON Federated High Income Bond Portfolio	5.0
8.	ON S&P MidCap 400® Index Portfolio	5.0
9.	ON BlackRock Advantage Large Cap Value Portfolio	5.0
10.	ON BlackRock Advantage International Equity Portfolio	4.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2020 (Unaudited)
Open-End Mutual Funds–42.6%		Shares	Value
DFA Emerging Markets Portfolio Institutional		125,798	$ 3,180,161
DFA International Core Equity Portfolio Institutional		543,114	6,376,163
PIMCO Low Duration Institutional		1,704,318	16,889,788
PIMCO Real Return Institutional		534,126	6,329,396
PIMCO Total Return Institutional		2,535,719	27,461,836
Vanguard International Growth Fund Admiral Class		18,252	2,108,277
Western Asset Core Plus Bond IS		2,236,325	27,462,074
Total Open-End Mutual Funds			$ 89,807,695
Total Investments in Securities of Unaffiliated Issuers – 42.6% (Cost $86,231,757)	(a)		$ 89,807,695
Total Investments in Affiliates – 57.4% (Cost $116,746,090) (see schedule below)	(a)		121,225,945
Liabilities in Excess of Other Assets – 0.0%			(74,068)
Net Assets – 100.0%			$210,959,572

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2020 (Unaudited)

Affiliate		Value at January 1, 2020	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2020	Value at June 30, 2020
Open-End Mutual Funds – 57.4%
Fidelity Advisor® Real Estate I	(a)	$ 2,230,299	$ 396,614	$ 232,692	$ (19,288)	$ (266,656)	$3,982	112,262	$ 2,108,277
ON BlackRock Advantage International Equity Portfolio	(a)	10,036,345	1,458,929	891,902	(115,650)	(1,000,474)	—	693,512	9,487,248
ON BlackRock Advantage Large Cap Core Portfolio	(a)	4,460,598	529,017	697,198	3,748	(79,610)	—	131,603	4,216,555
ON BlackRock Advantage Large Cap Value Portfolio	(a)	11,151,494	1,846,864	921,376	(27,100)	(1,508,496)	—	659,661	10,541,386
ON Bond Portfolio	(a)	15,612,092	187,330	1,619,537	149,515	428,541	—	743,473	14,757,941
ON Federated Core Plus Bond Portfolio	(a)	—	21,040,092	321,998	(1,180)	365,859	—	2,070,999	21,082,773
ON Federated High Income Bond Portfolio	(a)	13,381,793	253,681	2,484,995	38,190	(647,282)	—	529,452	10,541,387
ON Janus Henderson Enterprise Portfolio	(a)	2,230,299	410,543	395,417	10,705	(147,853)	—	47,367	2,108,277
ON Janus Henderson Forty Portfolio	(a)	2,230,299	188,674	524,073	68,045	145,332	—	73,690	2,108,277
ON Janus Henderson Venture Portfolio	(a)	2,230,299	389,224	467,338	(69,958)	26,050	—	64,691	2,108,277
ON Nasdaq-100® Index Portfolio	(a)	4,460,598	302,948	1,232,710	134,195	551,524	—	182,219	4,216,555
ON S&P 500® Index Portfolio	(a)	28,993,885	3,439,647	4,378,780	152,183	(799,330)	—	850,904	27,407,605
ON S&P MidCap 400® Index Portfolio	(a)	11,151,494	2,308,638	1,728,992	(129,534)	(1,060,219)	—	628,586	10,541,387
Total Open-End Mutual Funds					$ 193,871	$(3,992,614)	$3,982		$121,225,945

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2020.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)
Objective/Strategy
The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.
Performance as of June 30, 2020
Average Annual returns
One year	3.20%
Since inception (3/1/17)	4.55%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.06% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.00% through April 30, 2021.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -2.61% versus -2.35% for its benchmark, the Morningstar® Moderate Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the first half of 2020, equity markets generally provided negative returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s growth stocks, large cap and domestic stock holdings benefited relative performance. (1)
Fixed income markets generally provided positive returns for the period. Interest rates declined across the curve, as the Federal Reserve executed numerous bond purchase programs. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads widened during the period, and higher quality bonds outperformed lower quality bonds. The Portfolio’s exposure to higher quality, core bonds benefited performance, while its exposure to high yield bonds detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised of fixed income and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited relative performance, while exposure to emerging market, value and mid cap funds detracted from relative performance. On the fixed income side, exposure to core and total return bonds aided relative performance, while exposure to high yield bonds detracted from performance relative to the benchmark. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds were the ON Nasdaq-100® Index Portfolio, Vanguard International Growth Fund Admiral Class, and the ON Janus Henderson Forty Portfolio. Each of those funds benefited from their exposure to growth stocks. The top three funds that detracted from relative performance were the Lazard Emerging Markets Equity Class R6, ON Blackrock Advantage Large Cap Value Portfolio, and the Fidelity Advisor® Real Estate I. These funds underperformed due to exposures to emerging markets, value stocks, and Real Estate Investment Trust (“REIT”) stocks, respectively. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	ON S&P 500® Index Portfolio	14.0
2.	Western Asset Core Plus Bond IS	9.0
3.	ON S&P MidCap 400® Index Portfolio	9.0
4.	PIMCO Total Return Institutional	8.0
5.	ON BlackRock Advantage International Equity Portfolio	8.0
6.	ON Federated Core Plus Bond Portfolio	8.0
7.	PIMCO Low Duration Institutional	6.0
8.	ON BlackRock Advantage Large Cap Value Portfolio	6.0
9.	ON Bond Portfolio	5.0
10.	DFA International Core Equity Portfolio Institutional	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Balanced Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2020 (Unaudited)
Open-End Mutual Funds–34.1%		Shares	Value
DFA Emerging Markets Portfolio Institutional		1,215,782	$ 30,734,974
DFA International Core Equity Portfolio Institutional		3,499,244	41,081,120
Lazard Emerging Markets Equity Class R6		701,153	10,187,755
PIMCO Low Duration Institutional		6,176,687	61,210,968
PIMCO Total Return Institutional		7,540,303	81,661,488
Vanguard International Growth Fund Admiral Class		264,594	30,563,265
Western Asset Core Plus Bond IS		7,481,257	91,869,832
Total Open-End Mutual Funds			$ 347,309,402
Total Investments in Securities of Unaffiliated Issuers – 34.1% (Cost $340,367,341)	(a)		$ 347,309,402
Total Investments in Affiliates – 65.9% (Cost $648,253,776) (see schedule below)	(a)		672,391,830
Liabilities in Excess of Other Assets – 0.0%			(321,557)
Net Assets – 100.0%			$1,019,379,675

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2020 (Unaudited)

Affiliate		Value at January 1, 2020	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2020	Value at June 30, 2020
Open-End Mutual Funds – 65.9%
Fidelity Advisor® Real Estate I	(a)	$ 11,089,585	$ 1,264,256	$ 715,498	$ (1,842)	$ (1,448,746)	$18,926	542,479	$ 10,187,755
ON BlackRock Advantage International Equity Portfolio	(a)	83,171,885	11,342,679	3,940,757	(410,644)	(8,661,123)	—	5,957,752	81,502,040
ON BlackRock Advantage Large Cap Core Portfolio	(a)	22,179,169	911,890	2,182,317	88,228	(621,460)	—	635,940	20,375,510
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	22,179,169	318,683	3,804,102	306,307	1,375,453	—	683,054	20,375,510
ON BlackRock Advantage Large Cap Value Portfolio	(a)	66,537,508	6,988,293	2,966,063	(74,574)	(9,358,634)	—	3,825,190	61,126,530
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	22,179,169	2,401,074	3,746,153	308,135	(766,715)	—	672,237	20,375,510
ON Bond Portfolio	(a)	55,447,923	1,466,537	7,923,169	674,811	1,272,673	—	2,566,185	50,938,775
ON Federated Core Plus Bond Portfolio	(a)	—	80,718,709	609,387	(1,083)	1,393,801	—	8,006,094	81,502,040
ON Federated High Income Bond Portfolio	(a)	44,358,339	253,670	11,811,601	371,830	(2,608,973)	—	1,535,071	30,563,265
ON Janus Henderson Enterprise Portfolio	(a)	11,089,585	1,185,304	1,334,490	48,322	(800,966)	—	228,887	10,187,755
ON Janus Henderson Forty Portfolio	(a)	22,179,169	192,963	3,920,394	527,597	1,396,175	—	712,181	20,375,510
ON Janus Henderson Venture Portfolio	(a)	—	9,744,779	778,516	71,110	1,150,382	—	312,604	10,187,755
ON Nasdaq-100® Index Portfolio	(a)	22,179,169	26,146	5,004,491	614,520	2,560,166	—	880,532	20,375,510
ON S&P 500® Index Portfolio	(a)	155,254,185	6,500,743	14,578,911	2,219,194	(6,766,641)	—	4,428,084	142,628,570
ON S&P MidCap 400® Index Portfolio	(a)	110,895,847	14,510,485	20,275,509	(3,868,461)	(9,572,567)	—	5,467,489	91,689,795
Total Open-End Mutual Funds					$ 873,450	$(31,457,175)	$18,926		$672,391,830

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2020.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.
Performance as of June 30, 2020
Average Annual returns
One year	2.39%
Since inception (3/1/17)	4.94%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.05% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.07% through April 30, 2021.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -4.47% versus -5.62% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the first half of 2020, equity markets generally provided negative returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s exposure to growth stocks, large cap and domestic stocks benefited relative performance. (1)
Fixed income markets generally provided positive returns for the period. Interest rates declined across the curve, as the Federal Reserve executed numerous bond purchase programs. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads widened during the period, and higher quality bonds outperformed lower quality bonds. The Portfolio’s exposure to higher quality core bonds benefited performance, while its exposure to high yield bonds detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited relative performance, while exposure to emerging market, value and mid cap funds detracted from relative performance. On the fixed income side, the exposure to core and total return bonds aided relative performance, while exposure to high yield bonds detracted from performance relative to the benchmark during the period. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds were the ON Nasdaq-100® Index Portfolio, Vanguard International Growth Fund Admiral Class, and the ON Janus Henderson Forty Portfolio. Each of the funds benefited from their exposure to growth stocks. The top three funds that detracted from relative performance were Lazard Emerging Markets Equity Class R6, ON Blackrock Advantage Large Cap Value Portfolio, and the Fidelity Advisor® Real Estate I. These funds underperformed due to exposures to emerging markets, value stocks, and Real Estate Investment Trust (“REIT”) stocks, respectively. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	ON S&P 500® Index Portfolio	17.0
2.	ON S&P MidCap 400® Index Portfolio	10.0
3.	ON BlackRock Advantage International Equity Portfolio	9.0
4.	Western Asset Core Plus Bond IS	7.0
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	DFA International Core Equity Portfolio Institutional	6.0
7.	ON Federated Core Plus Bond Portfolio	6.0
8.	ON BlackRock Advantage Large Cap Core Portfolio	4.0
9.	ON Nasdaq-100® Index Portfolio	4.0
10.	Vanguard International Growth Fund Admiral Class	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2020 (Unaudited)
Open-End Mutual Funds–23.6%		Shares	Value
DFA Emerging Markets Portfolio Institutional		2,094,603	$ 52,951,562
DFA International Core Equity Portfolio Institutional		9,042,758	106,161,980
Lazard Emerging Markets Equity Class R6		1,208,025	17,552,603
PIMCO Low Duration Institutional		2,660,411	26,364,670
PIMCO Total Return Institutional		1,623,853	17,586,334
Vanguard International Growth Fund Admiral Class		607,830	70,210,412
Western Asset Core Plus Bond IS		10,024,910	123,105,903
Total Open-End Mutual Funds			$ 413,933,464
Total Investments in Securities of Unaffiliated Issuers – 23.6% (Cost $422,234,563)	(a)		$ 413,933,464
Total Investments in Affiliates – 76.4% (Cost $1,284,182,251) (see schedule below)	(a)		1,342,774,136
Liabilities in Excess of Other Assets – 0.0%			(674,612)
Net Assets – 100.0%			$1,756,032,988

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2020 (Unaudited)

Affiliate		Value at January 1, 2020	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2020	Value at June 30, 2020
Open-End Mutual Funds – 76.4%
Fidelity Advisor® Real Estate I	(a)	$ 19,613,949	$ 1,829,923	$ 1,316,445	$ (31,463)	$ (2,543,361)	$32,624	934,643	$ 17,552,603
ON BlackRock Advantage International Equity Portfolio	(a)	196,139,490	5,443,074	18,973,930	(3,481,094)	(21,154,112)	—	11,547,765	157,973,428
ON BlackRock Advantage Large Cap Core Portfolio	(a)	78,455,796	2,292	5,977,538	1,080,834	(3,350,972)	—	2,191,336	70,210,412
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	58,841,847	1,446	10,236,047	2,708,029	1,342,534	—	1,765,264	52,657,809
ON BlackRock Advantage Large Cap Value Portfolio	(a)	137,297,643	8,879,962	3,448,824	(108,469)	(19,752,090)	—	7,688,875	122,868,222
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	58,841,847	3,460,673	7,975,129	600,720	(2,270,302)	—	1,737,308	52,657,809
ON Bond Portfolio	(a)	68,648,821	3,651,281	13,126,565	1,023,482	1,237,092	—	3,094,917	61,434,111
ON Federated Core Plus Bond Portfolio	(a)	—	104,643,714	1,100,855	(1,587)	1,774,347	—	10,345,346	105,315,619
ON Federated High Income Bond Portfolio	(a)	39,227,898	2,266,074	4,842,596	202,456	(1,748,626)	—	1,763,195	35,105,206
ON Janus Henderson Enterprise Portfolio	(a)	19,613,949	1,178,768	1,803,003	81,545	(1,518,656)	—	394,352	17,552,603
ON Janus Henderson Forty Portfolio	(a)	78,455,796	1,311	14,456,250	1,554,634	4,654,921	—	2,454,051	70,210,412
ON Janus Henderson Venture Portfolio	(a)	43,150,688	2,185,744	8,306,231	399,118	(2,324,113)	—	1,077,177	35,105,206
ON Nasdaq-100® Index Portfolio	(a)	78,455,796	1,898	18,761,838	2,015,081	8,499,475	—	3,034,158	70,210,412
ON S&P 500® Index Portfolio	(a)	333,437,132	101,228	23,714,867	4,150,757	(15,579,997)	—	9,264,025	298,394,253
ON S&P MidCap 400® Index Portfolio	(a)	215,753,439	17,429,060	30,579,445	(5,767,670)	(21,309,353)	—	10,466,669	175,526,031
Total Open-End Mutual Funds					$ 4,426,373	$(74,043,213)	$32,624		$1,342,774,136

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2020.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)
Objective/Strategy
The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
Performance as of June 30, 2020
Average Annual returns
One year	2.27%
Since inception (3/1/17)	5.15%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.
The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.
Total gross expense ratio is estimated to be 1.10% per the Fund’s prospectus dated April 29, 2020. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2020 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio's expense ratio (including AFFE, but excluding certain other expenses) at 1.14% through April 30, 2021.
Comments from Adviser
Q.  How did the Portfolio perform in comparison to its benchmark during the reporting period?
A.  For the six-month period ended June 30, 2020, the Portfolio returned -5.19% versus -8.58% for its benchmark, the Morningstar® Aggressive Target Risk Index.
Q.  Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?
A.  During the first half of 2020, equity markets generally provided negative returns. Domestic stocks generally outperformed foreign stocks, and large cap stocks generally outperformed mid cap and small cap stocks. Growth stocks materially outperformed value stocks during the period. The Portfolio’s exposure to growth stocks, large cap and domestic stocks benefited relative performance. (1)
Fixed income markets generally provided positive returns for the period. Interest rates declined across the curve, as the Federal Reserve executed numerous bond purchase programs. In this environment, longer duration bonds outperformed shorter duration bonds. Corporate credit spreads widened during the period, and higher quality bonds outperformed lower quality bonds. The Portfolio’s exposure to higher quality core bonds benefited performance, while its exposure to high yield bonds detracted from relative performance. (1)
Q.  How did asset class allocation impact the Portfolio’s performance relative to its benchmark?
A.  The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also some fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap, domestic, and growth equity funds benefited relative performance, while exposure to emerging market, value and mid cap funds detracted from relative performance. On the fixed income side, the exposure to core and total return bonds aided relative performance, while exposure to high yield bonds detracted from performance relative to the benchmark during the period. (1)
Q.  Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?
A.  The top three performing funds in the Portfolio were the ON Nasdaq-100® Index Portfolio, Vanguard International Growth Fund Admiral Class, and the ON Janus Henderson Forty Portfolio. Each of the funds benefited from exposure to growth stocks. The top three funds that detracted from relative performance were Lazard Emerging Markets Equity Class R6, ON Blackrock Advantage Large Cap Value Portfolio, and the Fidelity Advisor® Real Estate I. These funds underperformed due to exposures to emerging markets, value stocks, and Real Estate Investment Trust (“REIT”) stocks, respectively. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2020.
Change in Value of $10,000 Investment
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.
Past performance is no guarantee of future results. Redemption of fund shares could have tax implications unique to each shareholder.

(continued)

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)
Portfolio Composition as of June 30, 2020 (1)
% of Net Assets
Open-End Mutual Funds Less Net Liabilities	100.0
100.0
Top 10 Portfolio Holdings as of June 30, 2020 (1) (2) (3)
		% of Net Assets
1.	ON S&P 500® Index Portfolio	17.0
2.	ON BlackRock Advantage International Equity Portfolio	12.0
3.	ON S&P MidCap 400® Index Portfolio	11.5
4.	DFA International Core Equity Portfolio Institutional	7.0
5.	ON BlackRock Advantage Large Cap Value Portfolio	7.0
6.	ON Nasdaq-100® Index Portfolio	7.0
7.	ON BlackRock Advantage Large Cap Core Portfolio	5.0
8.	ON Janus Henderson Forty Portfolio	5.0
9.	Vanguard International Growth Fund Admiral Class	5.0
10.	ON BlackRock Advantage Small Cap Growth Portfolio	4.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Growth Model Portfolio
Schedule of Investments in Unaffiliated Issuers	June 30, 2020 (Unaudited)
Open-End Mutual Funds–20.1%		Shares	Value
DFA Emerging Markets Portfolio Institutional		457,679	$ 11,570,130
DFA International Core Equity Portfolio Institutional		2,305,079	27,061,621
Lazard Emerging Markets Equity Class R6		527,946	7,671,061
PIMCO Total Return Institutional		354,842	3,842,932
Vanguard International Growth Fund Admiral Class		166,026	19,177,653
Western Asset Core Plus Bond IS		625,887	7,685,897
Total Open-End Mutual Funds			$ 77,009,294
Total Investments in Securities of Unaffiliated Issuers – 20.1% (Cost $81,135,612)	(a)		$ 77,009,294
Total Investments in Affiliates – 79.9% (Cost $292,596,384) (see schedule below)	(a)		306,842,449
Liabilities in Excess of Other Assets – 0.0%			(174,331)
Net Assets – 100.0%			$383,677,412

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 8 of the Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.
Schedule of Investments in Affiliates	June 30, 2020 (Unaudited)

Affiliate		Value at January 1, 2020	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Shares at June 30, 2020	Value at June 30, 2020
Open-End Mutual Funds – 79.9%
Fidelity Advisor® Real Estate I	(a)	$ 4,337,885	$ 431,966	$ 369,617	$ (14,129)	$ (550,574)	$7,106	204,235	$ 3,835,531
ON BlackRock Advantage International Equity Portfolio	(a)	52,054,621	2,579,522	2,447,133	(435,063)	(5,725,580)	—	3,364,500	46,026,367
ON BlackRock Advantage Large Cap Core Portfolio	(a)	21,689,425	29,426	1,882,201	315,625	(974,622)	—	598,553	19,177,653
ON BlackRock Advantage Large Cap Growth Portfolio	(a)	13,013,655	37,311	2,398,489	617,752	236,363	—	385,739	11,506,592
ON BlackRock Advantage Large Cap Value Portfolio	(a)	30,365,195	1,503,207	636,000	9,504	(4,393,192)	—	1,680,145	26,848,714
ON BlackRock Advantage Small Cap Growth Portfolio	(a)	19,520,483	761,547	2,449,748	174,062	(746,456)	—	569,445	17,259,888
ON Bond Portfolio	(a)	4,337,885	340,696	978,936	93,185	42,701	—	193,226	3,835,531
ON Federated High Income Bond Portfolio	(a)	4,337,885	354,176	681,312	19,340	(194,558)	—	192,643	3,835,531
ON Janus Henderson Enterprise Portfolio	(a)	4,337,885	208,487	389,346	25,345	(346,840)	—	86,172	3,835,531
ON Janus Henderson Forty Portfolio	(a)	21,689,425	131,114	4,271,347	401,076	1,227,385	—	670,313	19,177,653
ON Janus Henderson Venture Portfolio	(a)	17,351,540	561,481	1,929,756	170,211	(811,354)	—	470,762	15,342,122
ON Nasdaq-100® Index Portfolio	(a)	30,365,195	152,234	7,584,586	758,556	3,157,315	—	1,160,273	26,848,714
ON S&P 500® Index Portfolio	(a)	73,744,046	54,413	5,959,718	962,941	(3,597,662)	—	2,024,341	65,204,020
ON S&P MidCap 400® Index Portfolio	(a)	52,054,621	3,424,264	5,018,738	(807,526)	(5,544,019)	—	2,630,209	44,108,602
Total Open-End Mutual Funds					$2,290,879	$(18,221,093)	$7,106		$306,842,449

Percentages are stated as a percent of net assets.

Footnotes:
(a)	Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding at June 30, 2020.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	June 30, 2020 (Unaudited)
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON Janus Henderson Venture Portfolio	ON Janus Henderson Enterprise Portfolio	ON S&P 500® Index Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$271,549,364	$501,515,110	$449,573,864	$188,362,857	$160,711,842	$95,460,909	$1,095,308,960
Cash	—	283,273	64,418	—	—	—	1,132,823
Cash subject to usage restrictions	—	828,000	987,360	—	—	—	492,000
Foreign currencies, at value**	—	—	2,529,805	—	—	8,348	—
Receivable for securities sold	—	8,483,913	—	—	1,600,410	279,819	—
Receivable for fund shares sold	2,568,846	55,757	445,006	17,905	66,202	74,648	1,167,881
Receivable for variation margin on futures contracts	—	146,626	—	—	—	—	83,986
Dividends and accrued interest receivable	2,287,446	1,520,273	792,824	44,230	30,046	32,965	860,520
Foreign tax reclaim receivable	9,323	27,160	852,846	—	14,841	2,503	—
Prepaid expenses and other assets	3,359	6,133	5,108	2,156	1,770	1,159	13,589
Total assets	276,418,338	512,866,245	455,251,231	188,427,148	162,425,111	95,860,351	1,099,059,759
Liabilities:
Payable for securities purchased	—	7,774,388	—	—	1,067,537	19,288	40,847
Payable for fund shares redeemed	94,175	3,519,997	4,617,888	3,180,086	1,844,890	223,973	4,418,727
Payable for investment management services	118,753	204,449	267,358	107,706	105,085	67,580	305,788
Payable for variation margin on futures contracts	—	—	22,340	—	—	—	—
Accrued custody expense	2,543	10,309	115,472	2,010	4,425	1,416	9,440
Accrued professional fees	7,059	7,169	8,567	7,019	7,009	6,980	7,436
Accrued accounting fees	8,818	16,527	34,095	4,354	4,500	3,144	21,142
Accrued printing and filing fees	5,549	9,336	7,423	3,840	3,420	2,404	18,008
Other liabilities	5,774	5,659	19,316	5,916	5,756	5,795	6,553
Withholding tax payable	—	54	56,096	—	302	441	—
Total liabilities	242,671	11,547,888	5,148,555	3,310,931	3,042,924	331,021	4,827,941
Commitments and contingent liabilities (see Note 9 of Notes to Financial Statements)
Net assets	$276,175,667	$501,318,357	$450,102,676	$185,116,217	$159,382,187	$95,529,330	$1,094,231,818
Net assets consist of:
Paid in capital	251,523,034	452,707,768	503,042,139	127,508,226	117,365,709	84,644,561	826,776,185
Total distributable earnings	24,652,633	48,610,589	(52,939,463)	57,607,991	42,016,478	10,884,769	267,455,633
Net assets	$276,175,667	$501,318,357	$450,102,676	$185,116,217	$159,382,187	$95,529,330	$1,094,231,818
*Investments in securities of unaffiliated issuers, at cost	$253,912,392	$467,876,980	$451,171,149	$139,037,344	$123,496,284	$86,121,771	$ 873,725,092
**Foreign currencies, at cost	$ —	$ —	$ 2,529,692	$ —	$ —	$ 8,319	$ —
Shares outstanding, par value, $1 per share	13,915,878	14,637,012	32,904,045	6,471,350	4,891,200	2,146,254	33,968,407
Authorized Fund shares allocated to Portfolio	25,000,000	25,000,000	55,000,000	14,000,000	8,000,000	6,000,000	60,000,000
Net asset value per share	$ 19.85	$ 34.25	$ 13.68	$ 28.61	$ 32.59	$ 44.51	$ 32.21
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	June 30, 2020 (Unaudited)
	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$273,646,074	$166,933,123	$355,387,381	$384,753,014	$184,809,279	$375,512,733	$106,083,002
Cash	348,563	—	484,135	341,660	264,599	1,772,161	440,556
Cash subject to usage restrictions	805,200	—	135,000	984,000	544,000	285,000	276,000
Foreign currencies, at value**	444,545	—	—	—	—	—	—
Receivable for securities sold	6,523,028	337,063	1,201,861	9,082,883	3,323,663	—	4,549,656
Receivable for fund shares sold	6,074,219	1,215,318	306,056	194,574	40,708	345,296	1,167
Receivable for variation margin on futures contracts	127,854	—	31,320	172,480	60,069	44,080	26,075
Dividends and accrued interest receivable	319,103	2,757,541	83,556	293,979	75,620	385,498	50,549
Foreign tax reclaim receivable	130,283	—	—	121	—	2,274	—
Prepaid expenses and other assets	3,473	2,252	3,856	4,703	2,141	4,775	1,243
Total assets	288,422,342	171,245,297	357,633,165	395,827,414	189,120,079	378,351,817	111,428,248
Liabilities:
Payable for securities purchased	6,664,940	2,977,812	—	8,928,930	3,403,022	882,762	7,478,489
Payable for fund shares redeemed	98,100	46,191	6,952,409	4,582,190	4,758,137	1,962,320	2,328,169
Payable for investment management services	154,432	99,585	102,994	203,056	115,668	111,570	55,390
Accrued custody expense	9,175	1,472	8,969	8,155	4,437	9,728	6,279
Accrued professional fees	7,063	7,013	7,093	7,112	7,020	7,110	6,982
Accrued accounting fees	7,425	11,999	6,540	8,715	5,519	8,683	3,578
Accrued printing and filing fees	5,273	4,043	6,456	6,878	3,823	6,778	2,509
Other liabilities	6,095	5,699	5,962	6,111	5,693	5,857	5,727
Withholding tax payable	—	—	549	121	—	—	—
Total liabilities	6,952,503	3,153,814	7,090,972	13,751,268	8,303,319	2,994,808	9,887,123
Commitments and contingent liabilities (see Note 9 of Notes to Financial Statements)
Net assets	$281,469,839	$168,091,483	$350,542,193	$382,076,146	$180,816,760	$375,357,009	$101,541,125
Net assets consist of:
Paid in capital	318,887,315	179,009,877	190,782,619	354,840,976	165,880,311	400,531,129	77,039,531
Total distributable earnings	(37,417,476)	(10,918,394)	159,759,574	27,235,170	14,936,449	(25,174,120)	24,501,594
Net assets	$281,469,839	$168,091,483	$350,542,193	$382,076,146	$180,816,760	$375,357,009	$101,541,125
*Investments in securities of unaffiliated issuers, at cost	$296,817,654	$177,284,215	$237,659,375	$357,016,984	$177,803,346	$392,297,151	$ 89,583,848
**Foreign currencies, at cost	$ 465,856	$ —	$ —	$ —	$ —	$ —	$ —
Shares outstanding, par value, $1 per share	17,617,296	8,443,844	15,148,177	11,925,062	5,964,851	22,381,038	3,404,560
Authorized Fund shares allocated to Portfolio	30,000,000	15,000,000	30,000,000	20,000,000	10,000,000	40,000,000	7,000,000
Net asset value per share	$ 15.98	$ 19.91	$ 23.14	$ 32.04	$ 30.31	$ 16.77	$ 29.83
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Assets and Liabilities	June 30, 2020 (Unaudited)
	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio	ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$391,908,256	$208,059,807	$41,629,387	$ 89,807,695	$ 347,309,402	$ 413,933,464	$ 77,009,294
Investments in affiliates, at value**	—	—	38,350,701	121,225,945	672,391,830	1,342,774,136	306,842,449
Cash	940,985	32,455	—	—	—	—	—
Receivable for securities sold	4,995,586	1,259,321	112,439	1,683,842	11,103,636	17,568,098	2,645,020
Receivable for fund shares sold	829,133	7,769,175	2	57	19,770	9,123	—
Receivable for variation margin on futures contracts	453,052	8,641	—	—	—	—	—
Dividends and accrued interest receivable	904,382	1,065,798	82,741	205,656	923,987	1,443,103	297,654
Prepaid expenses and other assets	3,951	—	905	2,618	12,835	22,051	4,639
Total assets	400,035,345	218,195,197	80,176,175	212,925,813	1,031,761,460	1,775,749,975	386,799,056
Liabilities:
Payable for securities purchased	6,859,240	472,209	187,064	1,847,852	11,636,766	18,818,099	2,716,703
Payable for fund shares redeemed	1,477,676	—	8,118	41,703	410,627	202,225	225,971
Payable for investment management services	282,759	94,108	15,205	52,585	296,639	647,107	152,270
Accrued custody expense	13,357	2,939	1,840	3,055	3,203	2,970	2,814
Accrued professional fees	7,115	7,031	6,350	6,410	6,778	7,111	6,488
Accrued accounting fees	21,452	13,799	3,980	4,072	4,096	4,076	4,056
Accrued printing and filing fees	6,961	4,330	2,174	4,219	16,772	28,109	6,840
Other liabilities	5,452	4,869	6,284	6,345	6,904	7,290	6,502
Withholding tax payable	107	—	—	—	—	—	—
Total liabilities	8,674,119	599,285	231,015	1,966,241	12,381,785	19,716,987	3,121,644
Net assets	$391,361,226	$217,595,912	$79,945,160	$210,959,572	$1,019,379,675	$1,756,032,988	$383,677,412
Net assets consist of:
Paid in capital	294,615,378	213,784,086	76,913,427	209,816,959	1,036,498,372	1,839,670,003	408,237,945
Total distributable earnings	96,745,848	3,811,826	3,031,733	1,142,613	(17,118,697)	(83,637,015)	(24,560,533)
Net assets	$391,361,226	$217,595,912	$79,945,160	$210,959,572	$1,019,379,675	$1,756,032,988	$383,677,412
*Investments in securities of unaffiliated issuers, at cost	$347,476,401	$204,766,494	$39,792,077	$ 86,231,757	$ 340,367,341	$ 422,234,563	$ 81,135,612
**Investments in affiliates, at cost	$ —	$ —	$36,807,110	$116,746,090	$ 648,253,776	$1,284,182,251	$292,596,384
Shares outstanding, par value, $1 per share	24,789,312	21,364,354	7,022,307	18,633,038	91,156,258	157,990,347	33,886,629
Authorized Fund shares allocated to Portfolio	45,000,000	90,000,000	10,000,000	30,000,000	150,000,000	260,000,000	60,000,000
Net asset value per share	$ 15.79	$ 10.18	$ 11.38	$ 11.32	$ 11.18	$ 11.11	$ 11.32
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Six-Month Period Ended June 30, 2020 (Unaudited)
	ON Bond Portfolio	ON BlackRock Balanced Allocation Portfolio	ON BlackRock Advantage International Equity Portfolio	ON Janus Henderson Forty Portfolio	ON Janus Henderson Venture Portfolio	ON Janus Henderson Enterprise Portfolio	ON S&P 500® Index Portfolio
Investment income:
Interest	$4,835,311	$ 2,453,273	$ —	$ 2,702	$ 1,686	$ —	$ 4,843
Dividends from unaffiliated issuers, net of taxes withheld*	17,815	3,267,876	6,334,199	585,368	360,602	459,981	11,027,460
Total investment income	4,853,126	5,721,149	6,334,199	588,070	362,288	459,981	11,032,303
Expenses:
Management fees	727,922	1,229,781	1,489,970	637,926	601,026	405,469	1,837,298
Custodian fees	8,110	28,794	239,220	8,471	12,846	4,162	38,088
Directors' fees	13,739	24,854	20,331	8,964	7,173	4,643	53,542
Professional fees	16,415	20,205	19,449	14,555	14,016	13,052	30,837
Accounting fees	27,018	49,691	64,879	13,513	14,036	9,946	67,443
Administration fees	16,861	16,146	28,206	16,635	16,239	16,053	20,536
Printing and filing fees	9,314	14,571	13,964	6,675	5,977	4,801	25,002
Compliance expense	5,979	5,979	5,978	5,978	5,978	5,978	5,978
Other	3,460	7,499	16,595	2,988	2,561	1,661	18,625
Total expenses	828,818	1,397,520	1,898,592	715,705	679,852	465,765	2,097,349
Net investment income (loss)	4,024,308	4,323,629	4,435,607	(127,635)	(317,564)	(5,784)	8,934,954
Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	1,517,367	7,306,556	(46,992,166)	4,080,011	1,173,002	168,787	27,720,051
Futures contracts	—	248,873	(117,688)	—	—	—	(3,272)
Foreign currency related transactions	—	(2)	(203,356)	359	(1,130)	216	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	4,180,959	(12,818,391)	(12,024,372)	12,393,170	(6,861,885)	(8,713,127)	(75,917,821)
Futures contracts	—	143,467	50,453	—	—	—	59,849
Foreign currency related transactions	—	(1)	(28,174)	(1)	23	(11)	—
Net realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	5,698,326	(5,119,498)	(59,315,303)	16,473,539	(5,689,990)	(8,544,135)	(48,141,193)
Change in net assets from operations	$9,722,634	$ (795,869)	$(54,879,696)	$16,345,904	$(6,007,554)	$(8,549,919)	$(39,206,239)
*Taxes withheld	$ —	$ 106	$ 674,302	$ 2,812	$ 591	$ 8,542	$ —
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Six-Month Period Ended June 30, 2020 (Unaudited)
	ON BlackRock Advantage Large Cap Value Portfolio	ON Federated High Income Bond Portfolio	ON Nasdaq-100® Index Portfolio	ON BlackRock Advantage Large Cap Core Portfolio	ON BlackRock Advantage Small Cap Growth Portfolio	ON S&P MidCap 400® Index Portfolio	ON BlackRock Advantage Large Cap Growth Portfolio
Investment income:
Interest	$ —	$ 5,350,662	$ 2,532	$ —	$ —	$ 2,221	$ —
Dividends from unaffiliated issuers, net of taxes withheld*	3,756,753	41,585	1,688,528	3,619,263	665,203	3,575,730	593,805
Total investment income	3,756,753	5,392,247	1,691,060	3,619,263	665,203	3,577,951	593,805
Expenses:
Management fees	941,515	630,194	595,740	1,228,840	685,323	691,064	336,215
Custodian fees	18,347	4,593	26,251	19,791	13,867	24,308	16,288
Directors' fees	13,771	9,004	16,260	18,962	8,646	19,076	5,071
Professional fees	18,016	14,579	17,193	21,882	14,527	18,361	13,160
Accounting fees	22,871	36,611	20,768	26,066	16,912	27,847	10,704
Administration fees	17,307	16,593	17,364	17,894	16,118	17,064	16,138
Printing and filing fees	9,370	7,366	10,013	11,096	6,832	10,521	4,992
Compliance expense	5,978	5,978	5,978	5,978	5,978	5,979	5,979
Other	5,054	2,537	5,288	6,203	2,957	6,077	1,733
Total expenses	1,052,229	727,455	714,855	1,356,712	771,160	820,297	410,280
Net investment income (loss)	2,704,524	4,664,792	976,205	2,262,551	(105,957)	2,757,654	183,525
Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	(18,883,649)	(2,003,058)	24,729,802	(745,706)	8,465,188	(10,938,597)	6,471,479
Futures contracts	(84,824)	—	48,044	65,371	(523,181)	404,046	27,853
Foreign currency related transactions	6,595	—	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(30,059,455)	(10,998,186)	26,220,081	(14,246,599)	(14,503,415)	(47,635,986)	1,114,992
Futures contracts	109,588	—	(41,213)	185,175	187,484	5,902	48,191
Foreign currency related transactions	(31,785)	—	—	—	—	—	—
Net realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	(48,943,530)	(13,001,244)	50,956,714	(14,741,759)	(6,373,924)	(58,164,635)	7,662,515
Change in net assets from operations	$(46,239,006)	$ (8,336,452)	$51,932,919	$(12,479,208)	$ (6,479,881)	$(55,406,981)	$7,846,040
*Taxes withheld	$ —	$ —	$ 1,701	$ 226	$ —	$ 643	$ —
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Operations	For the Six-Month Period Ended June 30, 2020 (Unaudited)
	ON Risk Managed Balanced Portfolio	ON Federated Core Plus Bond Portfolio**	ON Conservative Model Portfolio	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Investment income:
Interest	$ 1,893,920	$ 627,421	$ —	$ —	$ —	$ —	$ —
Dividends from unaffiliated issuers, net of taxes withheld*	1,841,597	116,909	572,186	1,260,755	4,311,277	4,290,244	452,030
Dividends from affililiates	—	—	—	3,982	18,926	32,624	7,106
Total investment income	3,735,517	744,330	572,186	1,264,737	4,330,203	4,322,868	459,136
Expenses:
Management fees	1,737,773	186,887	150,602	419,180	2,015,688	3,476,248	757,853
Custodian fees	43,669	2,944	8,032	12,115	13,411	12,537	11,986
Directors' fees	16,795	—	3,677	10,467	49,976	86,025	18,696
Professional fees	17,964	10,975	15,542	19,112	40,325	60,059	23,770
Accounting fees	66,980	13,800	11,694	11,970	12,041	11,962	11,921
Administration fees	15,258	3,961	15,171	15,291	18,357	20,920	16,384
Printing and filing fees	12,649	5,018	4,657	7,366	23,513	37,454	10,380
Compliance expense	5,978	1,980	5,978	5,978	5,978	5,978	5,978
Recoupment of previously reimbursed expenses	—	—	—	—	—	128,881	45,728
Other	6,251	—	994	2,937	14,451	24,949	5,313
Total expenses	1,923,317	225,565	216,347	504,416	2,193,740	3,865,013	908,009
Less expenses reduced or reimbursed by advisor	—	—	(74,896)	(80,940)	(243,031)	(163,559)	(55,388)
Net expenses	1,923,317	225,565	141,451	423,476	1,950,709	3,701,454	852,621
Net investment income (loss)	1,812,200	518,765	430,735	841,261	2,379,494	621,414	(393,485)
Realized/unrealized gain on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	22,942,670	(47,412)	451,337	1,047,847	3,428,519	(2,229,754)	(1,015,659)
Investments in affiliates	—	—	42,642	193,871	873,450	4,426,373	2,290,879
Futures contracts	18,247,322	62,973	—	—	—	—	—
Foreign currency related transactions	(1,354)	—	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(21,663,059)	3,293,313	786,364	659,263	(5,414,342)	(20,645,606)	(5,625,216)
Investments in affiliates	—	—	(290,089)	(3,992,614)	(31,457,175)	(74,043,213)	(18,221,093)
Futures contracts	2,738,166	(15,813)	—	—	—	—	—
Net realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	22,263,745	3,293,061	990,254	(2,091,633)	(32,569,548)	(92,492,200)	(22,571,089)
Change in net assets from operations	$ 24,075,945	$3,811,826	$1,420,989	$(1,250,372)	$(30,190,054)	$(91,870,786)	$(22,964,574)
*Taxes withheld	$ 3,563	$ —	$ —	$ —	$ —	$ —	$ —

**	For the period from May 1, 2020 (inception) to June 30, 2020 (Unaudited)
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Bond Portfolio		ON BlackRock Balanced Allocation Portfolio		ON BlackRock Advantage International Equity Portfolio		ON Janus Henderson Forty Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 4,024,308	$ 8,222,236	$ 4,323,629	$ 3,988,732	$ 4,435,607	$ 10,129,073	$ (127,635)	$ (750)
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	1,517,367	883,529	7,555,427	27,935,557	(47,313,210)	2,593,815	4,080,370	19,451,811
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	4,180,959	26,034,272	(12,674,925)	24,683,181	(12,002,093)	76,191,698	12,393,169	39,698,662
Change in net assets from operations	9,722,634	35,140,037	(795,869)	56,607,470	(54,879,696)	88,914,586	16,345,904	59,149,723
Distributions:
Distributions to shareholders	—	(6,277,707)	—	(25,500,324)	—	(7,735,538)	—	(15,119,874)
Capital transactions:
Received from shares sold	24,828,360	61,748,018	22,966,530	18,470,860	29,088,789	14,258,974	5,542,676	47,877,936
Received from shares issued in reorganizations	—	—	—	462,055,756	39,436,084	—	—	—
Received from dividends reinvested	—	6,277,707	—	25,500,324	—	7,735,538	—	15,119,874
Paid for shares redeemed	(48,840,196)	(64,113,870)	(66,070,524)	(45,479,414)	(37,779,939)	(147,693,116)	(33,722,216)	(59,415,089)
Change in net assets from capital transactions	(24,011,836)	3,911,855	(43,103,994)	460,547,526	30,744,934	(125,698,604)	(28,179,540)	3,582,721
Change in net assets	(14,289,202)	32,774,185	(43,899,863)	491,654,672	(24,134,762)	(44,519,556)	(11,833,636)	47,612,570
Net assets:
Beginning of period	290,464,869	257,690,684	545,218,220	53,563,548	474,237,438	518,756,994	196,949,853	149,337,283
End of period	$276,175,667	$290,464,869	$501,318,357	$545,218,220	$450,102,676	$ 474,237,438	$185,116,217	$196,949,853
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Janus Henderson Venture Portfolio		ON Janus Henderson Enterprise Portfolio		ON S&P 500® Index Portfolio		ON BlackRock Advantage Large Cap Value Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ (317,564)	$ (617,975)	$ (5,784)	$ 104,349	$ 8,934,954	$ 19,153,257	$ 2,704,524	$ 12,565,407
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	1,171,872	28,909,298	169,003	6,551,294	27,716,779	110,239,780	(18,961,878)	1,661,543
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(6,861,862)	23,375,489	(8,713,138)	26,933,721	(75,857,972)	188,588,412	(29,981,652)	42,240,920
Change in net assets from operations	(6,007,554)	51,666,812	(8,549,919)	33,589,364	(39,206,239)	317,981,449	(46,239,006)	56,467,870
Distributions:
Distributions to shareholders	—	(24,504,430)	—	(5,240,352)	—	(112,068,403)	—	(12,498,626)
Capital transactions:
Received from shares sold	19,585,000	13,407,144	5,689,326	5,724,811	52,311,553	100,470,240	24,168,652	18,418,626
Received from dividends reinvested	—	24,504,430	—	5,240,352	—	112,068,403	—	12,498,626
Paid for shares redeemed	(24,870,118)	(101,846,524)	(11,583,146)	(31,932,168)	(121,464,870)	(327,398,850)	(17,140,868)	(76,044,468)
Change in net assets from capital transactions	(5,285,118)	(63,934,950)	(5,893,820)	(20,967,005)	(69,153,317)	(114,860,207)	7,027,784	(45,127,216)
Change in net assets	(11,292,672)	(36,772,568)	(14,443,739)	7,382,007	(108,359,556)	91,052,839	(39,211,222)	(1,157,972)
Net assets:
Beginning of period	170,674,859	207,447,427	109,973,069	102,591,062	1,202,591,374	1,111,538,535	320,681,061	321,839,033
End of period	$159,382,187	$ 170,674,859	$ 95,529,330	$109,973,069	$1,094,231,818	$1,202,591,374	$281,469,839	$320,681,061
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Federated High Income Bond Portfolio		ON Nasdaq-100® Index Portfolio		ON BlackRock Advantage Large Cap Core Portfolio		ON BlackRock Advantage Small Cap Growth Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 4,664,792	$ 10,670,675	$ 976,205	$ 2,246,654	$ 2,262,551	$ 2,855,349	$ (105,957)	$ 129,231
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(2,003,058)	(897,568)	24,777,846	62,114,967	(680,335)	(1,502,909)	7,942,007	5,065,737
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(10,998,186)	18,766,682	26,178,868	47,816,959	(14,061,424)	71,008,059	(14,315,931)	24,442,662
Change in net assets from operations	(8,336,452)	28,539,789	51,932,919	112,178,580	(12,479,208)	72,360,499	(6,479,881)	29,637,630
Distributions:
Distributions to shareholders	—	(8,186,705)	—	(47,519,641)	—	(2,159,153)	—	(1,583,506)
Capital transactions:
Received from shares sold	9,335,601	18,147,369	27,066,834	32,049,119	6,520,455	7,056,986	10,473,639	67,085,654
Received from shares issued in reorganizations	—	—	—	—	—	312,578,298	—	113,327,536
Received from dividends reinvested	—	8,186,705	—	47,519,641	—	2,159,153	—	1,583,506
Paid for shares redeemed	(31,559,809)	(50,117,305)	(81,443,853)	(118,823,588)	(42,535,068)	(116,770,432)	(28,025,119)	(30,664,664)
Change in net assets from capital transactions	(22,224,208)	(23,783,231)	(54,377,019)	(39,254,828)	(36,014,613)	205,024,005	(17,551,480)	151,332,032
Change in net assets	(30,560,660)	(3,430,147)	(2,444,100)	25,404,111	(48,493,821)	275,225,351	(24,031,361)	179,386,156
Net assets:
Beginning of period	198,652,143	202,082,290	352,986,293	327,582,182	430,569,967	155,344,616	204,848,121	25,461,965
End of period	$168,091,483	$198,652,143	$350,542,193	$ 352,986,293	$382,076,146	$ 430,569,967	$180,816,760	$204,848,121
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON S&P MidCap 400® Index Portfolio		ON BlackRock Advantage Large Cap Growth Portfolio		ON Risk Managed Balanced Portfolio		ON Federated Core Plus Bond Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Period from May 1, 2020 (inception) to
	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)
Increase (Decrease) in net assets:
Operations:
Net investment income	$ 2,757,654	$ 4,965,409	$ 183,525	$ 651,541	$ 1,812,200	$ 5,282,953	$ 518,765
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(10,534,551)	(352,101)	6,499,332	5,623,259	41,188,638	40,521,258	15,561
Change in unrealized appreciation/depreciation on investments and futures contracts	(47,630,084)	80,581,384	1,163,183	25,875,444	(18,924,893)	38,808,539	3,277,500
Change in net assets from operations	(55,406,981)	85,194,692	7,846,040	32,150,244	24,075,945	84,612,750	3,811,826
Distributions:
Distributions to shareholders	—	(3,723,816)	—	(3,920,333)	—	(33,102,023)	—
Capital transactions:
Received from shares sold	43,375,306	147,897,604	1,281,723	27,125,358	19,449,342	46,090,331	215,892,501
Received from dividends reinvested	—	3,723,816	—	3,920,333	—	33,102,023	—
Paid for shares redeemed	(63,550,574)	(88,790,895)	(20,778,797)	(33,558,151)	(55,771,038)	(74,163,800)	(2,108,415)
Change in net assets from capital transactions	(20,175,268)	62,830,525	(19,497,074)	(2,512,460)	(36,321,696)	5,028,554	213,784,086
Change in net assets	(75,582,249)	144,301,401	(11,651,034)	25,717,451	(12,245,751)	56,539,281	217,595,912
Net assets:
Beginning of period	450,939,258	306,637,857	113,192,159	87,474,708	403,606,977	347,067,696	—
End of period	$375,357,009	$450,939,258	$101,541,125	$113,192,159	$391,361,226	$403,606,977	$217,595,912
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Statements of Changes in Net Assets
	ON Conservative Model Portfolio		ON Moderately Conservative Model Portfolio		ON Balanced Model Portfolio		ON Moderate Growth Model Portfolio		ON Growth Model Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019	Ended June 30, 2020 (Unaudited)	December 31, 2019
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$ 430,735	$ 2,051,534	$ 841,261	$ 5,068,598	$ 2,379,494	$ 20,259,475	$ 621,414	$ 25,446,618	$ (393,485)	$ 3,921,953
Net realized gain on investments and capital gain distributions received from underlying mutual funds	493,979	1,730,912	1,241,718	5,806,881	4,301,969	33,378,374	2,196,619	83,219,346	1,275,220	22,480,647
Change in unrealized appreciation/depreciation on investments	496,275	5,686,469	(3,333,351)	24,407,923	(36,871,517)	146,133,437	(94,688,819)	309,819,405	(23,846,309)	74,490,301
Change in net assets from operations	1,420,989	9,468,915	(1,250,372)	35,283,402	(30,190,054)	199,771,286	(91,870,786)	418,485,369	(22,964,574)	100,892,901
Distributions:
Distributions to shareholders	—	(2,260,264)	—	(7,104,987)	—	(22,640,298)	—	(48,028,519)	—	(12,213,533)
Return of capital	—	—	—	(372,215)	—	(17,493,344)	—	(57,954,547)	—	(6,226,565)
Total distributions	—	(2,260,264)	—	(7,477,202)	—	(40,133,642)	—	(105,983,066)	—	(18,440,098)
Capital transactions:
Received from shares sold	11,019,520	12,487,482	6,475,632	15,863,306	11,227,020	21,587,318	11,611,290	25,139,402	4,380,188	10,394,211
Received from dividends reinvested	—	2,260,264	—	7,477,202	—	40,133,642	—	105,983,066	—	18,440,098
Paid for shares redeemed	(7,598,264)	(25,853,548)	(17,489,356)	(65,140,990)	(71,155,524)	(258,751,251)	(125,092,599)	(427,228,533)	(31,373,892)	(101,803,149)
Change in net assets from capital transactions	3,421,256	(11,105,802)	(11,013,724)	(41,800,482)	(59,928,504)	(197,030,291)	(113,481,309)	(296,106,065)	(26,993,704)	(72,968,840)
Change in net assets	4,842,245	(3,897,151)	(12,264,096)	(13,994,282)	(90,118,558)	(37,392,647)	(205,352,095)	16,396,238	(49,958,278)	9,483,963
Net assets:
Beginning of period	75,102,915	79,000,066	223,223,668	237,217,950	1,109,498,233	1,146,890,880	1,961,385,083	1,944,988,845	433,635,690	424,151,727
End of period	$79,945,160	$ 75,102,915	$210,959,572	$223,223,668	$1,019,379,675	$1,109,498,233	$1,756,032,988	$1,961,385,083	$383,677,412	$ 433,635,690
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Bond Portfolio
Six-Month Period Ended June 30, 2020+	$19.10	0.30	0.45	0.75	—	$19.85	3.93%*	0.61% **	2.94%**	0.61%**	$276.2	42% *
Year Ended December 31, 2019	$17.02	0.55	1.96	2.51	(0.43)	$19.10	14.73%	0.60%	3.19%	0.60%	$290.5	60%
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	(3.08)%	0.59%	3.27%	0.59%	$257.7	40%
Year Ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%	0.63%	3.16%	0.63%	$317.3	114%
Year Ended December 31, 2016	$15.33	0.59	0.62	1.21	—	$16.54	7.89%	0.65%	3.33%	0.65%	$158.7	88%
ON BlackRock Balanced Allocation Portfolio
Six-Month Period Ended June 30, 2020+	$34.30	0.30	(0.35)	(0.05)	—	$34.25	(0.15)%*	0.56%**	1.72%**	0.56%**	$501.3	67%*
Year Ended December 31, 2019	$27.85	0.26	7.85	8.11	(1.66)	$34.30	29.29%	0.59%	1.77%	0.59%	$545.2	97% (a)
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	(14.57)%	0.77%	1.16%	0.77%	$ 53.6	225%
Year Ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%	0.78%	1.02%	0.78%	$ 68.4	187%
Year Ended December 31, 2016	$24.43	0.25	2.25	2.50	—	$26.93	10.23%	0.80%	1.09%	0.80%	$ 57.9	194%
ON BlackRock Advantage International Equity Portfolio
Six-Month Period Ended June 30, 2020+	$15.52	0.13	(1.97)	(1.84)	—	$13.68	(11.86)%*	0.90%**	2.11%**	0.90%**	$450.1	106%*
Year Ended December 31, 2019	$13.07	0.34	2.37	2.71	(0.26)	$15.52	20.72%	0.87%	2.15%	0.87%	$474.2	105% (b)
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	—	$13.07	(13.33)%	0.86%	1.93%	0.86%	$518.8	44%
Year Ended December 31, 2017	$11.89	0.18	3.01	3.19	—	$15.08	26.83%	1.06%	1.25%	1.06%	$158.1	132% (c)
Year Ended December 31, 2016	$12.50	0.22	(0.83)	(0.61)	—	$11.89	(4.88)%	1.02%	1.57%	1.02%	$141.5	69%
ON Janus Henderson Forty Portfolio
Six-Month Period Ended June 30, 2020+	$26.06	(0.02)	2.57	2.55	—	$28.61	9.79%*	0.79%**	(0.14)%**	0.79%**	$185.1	21%*
Year Ended December 31, 2019	$20.97	(—) (d)	7.25	7.25	(2.16)	$26.06	34.89%	0.81%	(—)% (d)	0.81%	$196.9	53%
Year Ended December 31, 2018	$19.93	(0.03)	1.07	1.04	—	$20.97	5.22%	0.87%	(0.15)%	0.87%	$149.3	48%
Year Ended December 31, 2017	$15.61	(0.03)	4.35	4.32	—	$19.93	27.67%	0.96%	(0.15)%	0.96%	$ 60.6	57%
Year Ended December 31, 2016	$15.09	(0.02)	0.54	0.52	—	$15.61	3.45%	0.95%	(0.09)%	0.95%	$ 49.9	63%

+	Unaudited
*	Not annualized
**	Annualized
(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. See Note 3 of the Notes to Financial Statements for further information regarding this reorganization. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC ("BlackRock").
(b)	Effective December 7, 2019, the sub-adviser to the ON ON BlackRock Advantage International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-advisers contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
(c)	Effective May 1, 2017, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2017 as compared to prior years.
(d)	Less than $0.005 per share, or 0.005%.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Janus Henderson Venture Portfolio
Six-Month Period Ended June 30, 2020+	$33.89	(0.07)	(1.23)	(1.30)	—	$32.59	(3.84)%*	0.90% **	(0.42)%**	0.90%**	$ 159.4	13% *
Year Ended December 31, 2019	$30.89	(0.15)	8.87	8.72	(5.72)	$33.89	28.61%	0.88%	(0.35)%	0.88%	$ 170.7	17%
Year Ended December 31, 2018	$32.99	(0.10)	(2.00)	(2.10)	—	$30.89	(6.37)%	0.85%	(0.23)%	0.85%	$ 207.4	33%
Year Ended December 31, 2017	$26.61	(0.06)	6.44	6.38	—	$32.99	23.98%	0.85%	(0.19)%	0.85%	$ 276.2	26%
Year Ended December 31, 2016	$25.01	0.01	1.59	1.60	—	$26.61	6.40%	0.86%	0.04%	0.86%	$ 232.3	25%
ON Janus Henderson Enterprise Portfolio
Six-Month Period Ended June 30, 2020+	$48.53	(—) (a)	(4.02)	(4.02)	—	$44.51	(8.28)%*	0.97%**	(0.01)%**	0.97%**	$ 95.5	6%*
Year Ended December 31, 2019	$37.36	0.05	13.54	13.59	(2.42)	$48.53	36.57%	0.96%	0.10%	0.96%	$ 110.0	10%
Year Ended December 31, 2018	$38.60	0.02	(1.26)	(1.24)	—	$37.36	(3.21)%	0.96%	0.06%	0.96%	$ 102.6	103% (b)
Year Ended December 31, 2017	$30.37	(0.09)	8.32	8.23	—	$38.60	27.10%	0.98%	(0.24)%	0.98%	$ 77.8	57%
Year Ended December 31, 2016	$29.90	(0.09)	0.56	0.47	—	$30.37	1.57%	0.98%	(0.29)%	0.98%	$ 70.2	61%
ON S&P 500® Index Portfolio
Six-Month Period Ended June 30, 2020+	$33.29	0.27	(1.35)	(1.08)	—	$32.21	(3.24)%*	0.39%**	1.65%**	0.39%**	$1,094.2	3%*
Year Ended December 31, 2019	$28.11	0.57	8.00	8.57	(3.39)	$33.29	30.97%	0.39%	1.64%	0.39%	$1,202.6	7%
Year Ended December 31, 2018	$29.52	0.48	(1.89)	(1.41)	—	$28.11	(4.78)%	0.38%	1.58%	0.38%	$1,111.5	18%
Year Ended December 31, 2017	$24.32	0.37	4.83	5.20	—	$29.52	21.38%	0.38%	1.65%	0.38%	$1,144.2	8%
Year Ended December 31, 2016	$21.82	0.25	2.25	2.50	—	$24.32	11.46%	0.42%	1.84%	0.42%	$ 842.6	8%
ON BlackRock Advantage Large Cap Value Portfolio
Six-Month Period Ended June 30, 2020+	$18.75	0.15	(2.92)	(2.77)	—	$15.98	(14.77)%*	0.75%**	1.92%**	0.75%**	$ 281.5	76%*
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$ 320.7	127% (c)
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	(8.45)%	0.76%	3.88%	0.76%	$ 321.8	18%
Year Ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%	0.75%	3.77%	0.75%	$ 596.7	27%
Year Ended December 31, 2016	$14.07	0.36	1.17	1.53	—	$15.60	10.87%	0.78%	3.19%	0.78%	$ 475.5	32%

+	Unaudited
*	Not annualized
**	Annualized
(a)	Less than $0.005 per share, or 0.005%.
(b)	Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior years.
(c)	Effective December 7, 2019, the sub-adviser changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Federated High Income Bond Portfolio
Six-Month Period Ended June 30, 2020+	$20.69	0.59	(1.37)	(0.78)	—	$19.91	(3.77)%*	0.82% **	5.28%**	0.82%**	$168.1	15% *
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	(3.25)%	0.75%	5.39%	0.75%	$202.1	14%
Year Ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%	0.74%	5.21%	0.74%	$319.1	30%
Year Ended December 31, 2016	$15.82	0.43	1.85	2.28	—	$18.10	14.41%	0.80%	5.56%	0.80%	$313.8	30%
ON Nasdaq-100® Index Portfolio
Six-Month Period Ended June 30, 2020+	$19.83	0.07	3.24	3.31	—	$23.14	16.69%*	0.43%**	0.59%**	0.43%**	$350.5	2%*
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	(0.42)%	0.41%	0.67%	0.41%	$327.6	22%
Year Ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	0.45%	0.71%	0.45%	$257.2	9%
Year Ended December 31, 2016	$11.80	0.09	0.70	0.79	—	$12.59	6.69%	0.48%	0.84%	0.48%	$156.1	13%
ON BlackRock Advantage Large Cap Core Portfolio
Six-Month Period Ended June 30, 2020+	$32.95	0.19	(1.10)	(0.91)	—	$32.04	(2.76)%*	0.71%**	1.18%**	0.71%**	$382.1	66%*
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152% (a)
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	(17.97)%	0.82%	0.63%	0.82%	$155.3	272%
Year Ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	0.82%	0.47%	0.82%	$223.7	220%
Year Ended December 31, 2016	$21.49	0.12	2.41	2.53	—	$24.02	11.77%	0.83%	0.49%	0.83%	$207.9	223%
ON BlackRock Advantage Small Cap Growth Portfolio
Six-Month Period Ended June 30, 2020+	$31.42	(0.02)	(1.09)	(1.11)	—	$30.31	(3.53)%*	0.86%**	(0.12)%**	0.86%**	$180.8	49%*
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114% (a)
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	(5.18)%	1.05%	(0.55)%	1.05%	$ 25.5	201%
Year Ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	0.98%	(0.55)%	0.98%	$ 56.8	196%
Year Ended December 31, 2016	$19.60	(0.19)	1.08	0.89	—	$20.49	4.54%	0.92%	(0.62)%	0.92%	$ 94.6	188%

+	Unaudited
*	Not annualized
**	Annualized
(a)	The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolios holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rates would have been 211% for the ON BlackRock Advantage Large Cap Core Portfolio and and 177% for the ON BlackRock Advantage Small Cap Growth Portolio. Effective February 1, 2019, the sub-adviser to the Portfolios changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year or period	Total Return#	Expenses	Net investment income	Expenses	Net assets, end of year or period (millions)	Portfolio turnover rate
ON S&P MidCap 400® Index Portfolio
Six-Month Period Ended June 30, 2020+	$19.25	0.12	(2.60)	(2.48)	—	$16.77	(12.88)%*	0.42% **	1.42%**	0.42%**	$375.4	20% *
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$450.9	39%
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	(11.45)%	0.51%	1.32%	0.51%	$306.6	28%
Year Ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%	0.71%	0.92%	0.71%	$ 88.8	41%
Year Ended December 31, 2016	$13.81	0.17	1.14	1.31	—	$15.12	9.49%	0.79%	1.24%	0.79%	$ 47.9	179% (a)
ON BlackRock Advantage Large Cap Growth Portfolio
Six-Month Period Ended June 30, 2020+	$27.54	0.06	2.23	2.29	—	$29.83	8.32%*	0.81%**	0.36%**	0.81%**	$101.5	68%*
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$113.2	214%
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	(14.88)%	0.88%	0.43%	0.88%	$ 87.5	269%
Year Ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%	0.88%	0.24%	0.88%	$128.0	218%
Year Ended December 31, 2016	$17.31	0.07	1.27	1.34	—	$18.65	7.74%	0.89%	0.36%	0.89%	$117.6	162%
ON Risk Managed Balanced Portfolio
Six-Month Period Ended June 30, 2020+	$14.81	0.08	0.90	0.98	—	$15.79	6.62%*	0.99%**	0.93%**	0.99%**	$391.4	102%* (b), (c)
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$403.6	105% (c)
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	(0.77)%	0.99%	1.27%	0.99%	$347.1	131% (c)
Year Ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%	1.00%	1.22%	1.00%	$344.2	72% (c)
Year Ended December 31, 2016	$10.66	0.09	0.31	0.40	—	$11.06	3.75%	1.03%	1.09%	1.03%	$272.1	78%
ON Federated Core Plus Bond Portfolio
Period From May 1, 2020 (inception) to June 30, 2020+	$10.00	0.02	0.16	0.18	—	$10.18	1.80%*	0.65%**	1.50%**	0.65%**	$217.6	7%*

+	Unaudited
*	Not annualized
**	Annualized
(a)	Effective December 16, 2016, the sub-adviser to the Portfolio changed from First Trust Advisors L.P. to Geode Capital Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2016 as compared to prior years.
(b)	Effective May 1, 2020, the sub-adviser(s) to the ON Risk Managed Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBerstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the six-month period ended June 30, 2020 as compared to prior years.
(c)	The portfolio turnover calculation includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 89% for the six-month period ended June 30, 2020, 84% for the year ended December 31, 2019, 102% for the year ended December 31, 2018, and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year or period	Total Return#	Expenses †	Net investment income (loss)†	Expenses †	Net assets, end of year or period (millions)	Portfolio turnover rate
ON Conservative Model Portfolio
Six-Month Period Ended June 30, 2020+	$11.21	0.06	0.11	0.17	—	—	—	$11.38	1.52%*	0.38% **	1.14%**	0.57%**	$ 79.9	21% *
Year Ended December 31, 2019	$10.21	0.31	1.04	1.35	(0.35)	—	(0.35)	$11.21	13.18%	0.26%	2.70%	0.55%	$ 75.1	23%
Year Ended December 31, 2018	$10.53	0.20	(0.52)	(0.32)	—	—	—	$10.21	(3.04)%	0.27%	1.70%	0.52%	$ 79.0	35%
Period From March 1, 2017 (inception) to June 30, 2017	$10.00	0.16	0.37	0.53	—	—	—	$10.53	5.30%	0.25% **	1.71% **	0.51% **	$ 99.7	29% *
ON Moderately Conservative Model Portfolio
Six-Month Period Ended June 30, 2020+	$11.37	0.05	(0.10)	(0.05)	—	—	—	$11.32	(0.44)%*	0.40%**	0.80%**	0.48%**	$ 211.0	18%*
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35%	2.22%	0.46%	$ 223.2	18%
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	—	—	—	$10.09	(5.61)%	0.28%	1.26%	0.45%	$ 237.2	38%
Period From March 1, 2017 (inception) to June 30, 2017	$10.00	0.13	0.56	0.69	—	—	—	$10.69	6.90%	0.25% **	1.40% **	0.45% **	$ 326.0	22% *
ON Balanced Model Portfolio
Six-Month Period Ended June 30, 2020+	$11.48	0.03	(0.33)	(0.30)	—	—	—	$11.18	(2.61)%*	0.39%**	0.47%**	0.44%**	$1,019.4	16%*
Year Ended December 31, 2019	$ 9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	—	—	—	$ 9.97	(7.77)%	0.31%	0.77%	0.42%	$1,146.9	37%
Period From March 1, 2017 (inception) to June 30, 2017	$10.00	0.09	0.72	0.81	—	—	—	$10.81	8.10%	0.25% **	1.01% **	0.42% **	$1,562.6	25% *
ON Moderate Growth Model Portfolio
Six-Month Period Ended June 30, 2020+	$11.63	— (a)	(0.52)	(0.52)	—	—	—	$11.11	(4.47)%*	0.43%**	0.07%**	0.44%**	$1,756.0	11%*
Year Ended December 31, 2019	$ 9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	—	—	—	$ 9.93	(10.14)%	0.35%	0.42%	0.42%	$1,945.0	49%
Period From March 1, 2017 (inception) to June 30, 2017	$10.00	0.07	0.98	1.05	—	—	—	$11.05	10.50%	0.26% **	0.80% **	0.42% **	$2,646.8	23% *
ON Growth Model Portfolio
Six-Month Period Ended June 30, 2020+	$11.94	(0.01)	(0.61)	(0.62)	—	—	—	$11.32	(5.19)%*	0.45%**	(0.21)%**	0.48%**	$ 383.7	5%*
Year Ended December 31, 2019	$ 9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$ 433.6	18%
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	—	—	—	$ 9.86	(11.57)%	0.31%	0.17%	0.43%	$ 424.2	62%
Period From March 1, 2017 (inception) to June 30, 2017	$10.00	0.05	1.10	1.15	—	—	—	$11.15	11.50%	0.25% **	0.51% **	0.43% **	$ 543.8	24% *

+	Unaudited
*	Not annualized
**	Annualized
(a)	Less than $0.005 per share, or 0.005%.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Notes to Financial Statements	June 30, 2020 (Unaudited)
(1)Organization
Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "40 Act"). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-one separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:
■	ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in corporate debt securities.

■	ON BlackRock Balanced Allocation Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.
■	ON BlackRock Advantage International Equity Portfolio (formerly ON International Equity Portfolio) – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net - USD)

■	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.
■	ON Janus Henderson Venture Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in stocks of small capitalization companies.
■	ON Janus Henderson Enterprise Portfolio – Long-term total return by investing, under normal circumstances, at least 50% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

■	ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor's 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its net assets in securities included in the S&P 500® Index.

■	ON BlackRock Advantage Large Cap Value Portfolio – Growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of large capitalization companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous twelve months.

■	ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated BB or lower by Standard & Poor’s or Fitch, or Ba or lower by Moody's.

■	ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its net assets in the common stocks of companies that are included in the Nasdaq-100® Index.
■	ON BlackRock Advantage Large Cap Core Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	ON BlackRock Advantage Small Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous twelve months.

■	ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its net assets in the securities included in the S& P MidCap 400® Index.

■	ON BlackRock Advantage Large Cap Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in stocks of companies with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous twelve months.

■	ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
■	ON Federated Core Plus Bond Portfolio - Total return by investing at least 80% of its net assets in fixed-income investments, primarily U.S. dollar denominated, investment-grade, fixed income securities. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”).

■	ON Conservative Model Portfolio* – Current income and preservation of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

■	ON Moderately Conservative Model Portfolio* – Current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

■	ON Balanced Model Portfolio* – A balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

■	ON Moderate Growth Model Portfolio* – Growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

■	ON Growth Model Portfolio* – Growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.
*	Collectively, the "ON Model Portfolios".
Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the Prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.
At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.
Effective September 15, 2018 and March 16, 2018, respectively, ONLIC and NSLA no longer market, nor issue, variable annuities. ONLIC and NSLA will continue to service the in-force variable annuity contracts, the variable separate accounts, and underlying subaccounts regardless of new sales.
Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
The Fund is authorized to issue 1.55 billion of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:
Portfolio	Authorized Shares	Portfolio	Authorized Shares
ON Bond	25,000,000	ON BlackRock Advantage Large Cap Growth	7,000,000
ON BlackRock Balanced Allocation	25,000,000	ON Risk Managed Balanced	45,000,000
ON BlackRock Advantage International Equity	55,000,000	ON Federated Core Plus Bond	90,000,000
ON Janus Henderson Forty	14,000,000	ON Conservative Model	10,000,000
ON Janus Henderson Venture	8,000,000	ON Moderately Conservative Model	30,000,000
ON Janus Henderson Enterprise	6,000,000	ON Balanced Model	150,000,000
ON S&P 500® Index	60,000,000	ON Moderate Growth Model	260,000,000
ON BlackRock Advantage Large Cap Value	30,000,000	ON Growth Model	60,000,000
ON Federated High Income Bond	15,000,000	ON iShares Managed Risk Balanced*	170,000,000
ON Nasdaq-100® Index	30,000,000	ON iShares Managed Risk Moderate Growth*	120,000,000
ON BlackRock Advantage Large Cap Core	20,000,000	ON iShares Managed Risk Growth*	100,000,000
ON BlackRock Advantage Small Cap Growth	10,000,000	ON Janus Henderson U.S. Low Volatility*	170,000,000
ON S&P MidCap 400® Index	40,000,000
*	These Portfolios and their respective authorized shares have been approved, but the Portfolios are not yet in operation.
The Board periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.
(2)Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation
Investments are valued using pricing procedures approved by the Board.
Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.
Investments, other than those securities aforementioned, are valued as follows:
Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). If, on a particular day, a domestic equity security does not trade, or otherwise can’t be priced by independent pricing services, then a broker quotation as of the end of the current trading session, the evaluated mean between the bid and ask prices, as reported by an approved independent pricing source, or the last trade price may be used when appropriate.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
Over-the-counter traded American Depositary Receipts ("ADRs") may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the evaluated bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. Many fixed income securities, including investment grade and high-yield corporate bonds, U.S. Treasury and government agency obligations, and other asset-backed instruments are not actively traded on a daily basis. As such, the approved pricing services may use asset type-specific valuation models to provide good faith determinations that the holders of securities would receive in an orderly transaction under current market conditions. The valuation models may use observable market data such as recent transaction data, benchmark yields, broker/dealer inputs, valuations and yields of comparable instruments, relative credit information, observed market movements, and market research and news. Asset-backed securities and mortgage-backed securities may use valuation models that heavily consider predicted cash flows of each tranche of an issue, benchmark spreads, and unique attributes of the tranche. The last trade or last evaluated bid may be used if an evaluated bid price is not available.
U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price will generally be used for valuation purposes.
Futures contracts are valued at the daily quoted settlement prices as reported by an approved independent pricing source.
Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.
Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).
Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.
Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund and is reported to the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.
Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.
The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:
Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.
The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2020:
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Bond	Corporate Bonds**	$ —	$258,323,804	$ —
	Asset-Backed Securities**	—	5,457,820	—
	U.S. Treasury Obligations	—	4,323,593	—
	Money Market Funds	3,444,147	—	—
		$ 3,444,147	$268,105,217	$ —
ON BlackRock Balanced Allocation	Common Stocks**	$ 332,633,362	$ —	$ —
	Corporate Bonds**	—	152,152,818	—
	U.S. Treasury Obligations	—	6,545,430	—
	Asset-Backed Securities**	—	1,098,752	—
	Rights**	37,959	—	—
	Money Market Funds	9,046,789	—	—
		$ 341,718,110	$159,797,000	$ —
	Futures Contracts	$ 205,628	$ —	$ —
ON BlackRock Advantage International Equity	Common Stocks**	$ 3,514,161	$438,516,968	$ —
	Preferred Securities**	—	1,038,001	—
	Rights**	80,287	—	—
	Money Market Funds	6,424,447	—	—
		$ 10,018,895	$439,554,969	$ —
	Futures Contracts	$ 23,920	$ —	$ —
ON Janus Henderson Forty	Common Stocks**	$ 181,460,362	$ 2,897,973	$ —
	Rights**	6,441	—	—
	Money Market Funds	3,998,081	—	—
		$ 185,464,884	$ 2,897,973	$ —
ON Janus Henderson Venture	Common Stocks**	$ 155,272,319	$ 774,519	$ —
	Master Limited Partnerships**	436,315	—	—
	Rights**	189,453	—	—
	Money Market Funds	4,039,236	—	—
		$ 159,937,323	$ 774,519	$ —
ON Janus Henderson Enterprise	Common Stocks**	$ 91,352,702	$ 1,436,048	$ —
	Money Market Funds	2,672,159	—	—
		$ 94,024,861	$ 1,436,048	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON S&P 500® Index	Common Stocks**	$1,091,053,475	$ —	$ —
	Rights**	138	—	—
	Money Market Funds	4,255,347	—	—
		$1,095,308,960	$ —	$ —
	Futures Contracts	$ 111,196	$ —	$ —
ON BlackRock Advantage Large Cap Value	Common Stocks**	$ 265,984,028	$ —	$ —
	Money Market Funds	7,662,046	—	—
		$ 273,646,074	$ —	$ —
	Futures Contracts	$ 197,709	$ —	$ —
ON Federated High Income Bond	Corporate Bonds**	$ —	$159,710,394	$ —
	Common Stocks**	135,175	—	—
	Money Market Funds	7,087,554	—	—
		$ 7,222,729	$159,710,394	$ —
ON Nasdaq-100® Index	Common Stocks**	$ 355,387,020	$ —	$ —
	Rights**	361	—	—
		$ 355,387,381	$ —	$ —
	Futures Contracts	$ 39,080	$ —	$ —
ON BlackRock Advantage Large Cap Core	Common Stocks**	$ 373,960,527	$ —	$ —
	Rights**	41,596	—	—
	Money Market Funds	10,750,891	—	—
		$ 384,753,014	$ —	$ —
	Futures Contracts	$ 264,364	$ —	$ —
ON BlackRock Advantage Small Cap Growth	Common Stocks**	$ 179,497,735	$ —	$ —
	Rights**	—	12,875	—
	Money Market Funds	5,298,669	—	—
		$ 184,796,404	$ 12,875	$ —
	Futures Contracts	$ 215,356	$ —	$ —
ON S&P MidCap 400® Index	Common Stocks**	$ 373,497,486	$ —	$ —
	Money Market Funds	2,015,247	—	—
		$ 375,512,733	$ —	$ —
	Futures Contracts	$ 52,225	$ —	$ —
ON BlackRock Advantage Large Cap Growth	Common Stocks**	$ 100,263,722	$ —	$ —
	Rights**	19,153	—	—
	Money Market Funds	5,800,127	—	—
		$ 106,083,002	$ —	$ —
	Futures Contracts	$ 66,225	$ —	$ —

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Risk Managed Balanced	Common Stocks**	$ 191,303,483	$ —	$ —
	Corporate Bonds**	—	76,525,304	—
	U.S. Treasury Obligations	—	28,867,552	—
	Purchased Options	11,503,206	16,645,650	—
	Asset-Backed / Mortgage-Backed Securities**	—	17,696,135	—
	U.S. Government Agency Mortgage-Backed Securities	—	12,752,019	—
	Preferred Securities**	—	2,619,512	—
	Sovereign Issues	—	802,750	—
	Money Market Funds	33,192,645	—	—
		$ 235,999,334	$155,908,922	$ —
	Futures Contracts	$ 940,899	$ —	$ —
ON Federated Core Plus Bond	Corporate Bonds**	$ —	$ 88,275,118	$ —
	U.S. Treasury Obligations	—	55,751,817	—
	U.S. Government Agency Mortgage-Backed Securities	—	40,194,706	—
	Investment Companies***	9,723,955	—	—
	Asset-Backed Securities**	—	5,473,782	—
	Sovereign Issues	—	997,190	—
	Money Market Funds	1,580,956	—	—
		$ 11,304,911	$190,692,613	$ —
	Futures Contracts	$ (15,813)	$ —	$ —
ON Conservative Model	Open-End Mutual Funds	$ 79,980,088	$ —	$ —
ON Moderately Conservative Model	Open-End Mutual Funds	$ 211,033,640	$ —	$ —
ON Balanced Model	Open-End Mutual Funds	$1,019,701,232	$ —	$ —
ON Moderate Growth Model	Open-End Mutual Funds	$1,756,707,600	$ —	$ —
ON Growth Model	Open-End Mutual Funds	$ 383,851,743	$ —	$ —

**	For detailed industry descriptions, see the accompanying Schedules of Investments.
***	The value for shares of an investment company, totaling $6,062,283, was determined by using the net asset value per share practical expedient and, therefore, has not been included or categorized in the chart above.
Foreign Securities and Currency
The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.
The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
All Portfolios of the Fund may invest in securities of foreign issuers. The ON BlackRock Advantage International Equity Portfolio may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.
Restricted Securities
Restricted securities are typically those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.
Investment Transactions and Related Income
For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.
Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.
Distributions to Shareholders and Federal Taxes
The Fund satisfies its distribution requirements, as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, by using consent dividends and/or cash distributions. Consent dividends, when authorized, become taxable to the Fund's shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or recognized. The Board's intent is that the Fund will not distribute any realized gain distributions (consent or otherwise) until any applicable capital loss carryforwards have been offset.
The character of ordinary income distributions, realized capital gains distributions, and return of capital, if any, are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.
The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
Expense Allocation
Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.
Foreign Withholding Taxes
Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.
TBA Commitments
To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.
Mortgage Dollar Rolls
A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices.
New Accounting Pronouncements and Regulations
In August 2018, the FASB issued ASU 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement“, which modifies the disclosure requirements on fair value measurements included in Topic 820, Fair Value Measurement. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund adopted the removal of the disclosure of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, as well as the policy for timing of transfers between levels. The Fund’s management evaluated the impact of the other modifications of this ASU on the Fund’s financial statements and determined that there were no material impacts, as the Fund did not hold any Level 3 securities during the six-month period ended June 30, 2020.
Subsequent Events
The COVID-19 virus pandemic has continued to significantly impact the global economy and market environment. Liquidity and performance of the Portfolios may be negatively impacted as a result of ongoing economic uncertainties caused by the pandemic. The values for the investments in future financial statements may differ significantly from those presented for this period end.
Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
(3)Portfolio Reorganization
At a meeting held on February 12, 2020, the Board approved a reorganization pursuant to which the assets of the ON Foreign Portfolio (the “Target Portfolio”) would be acquired, and Portfolio's liabilities would be assumed, by the ON BlackRock Advantage International Equity Portfolio (the “Survivor Portfolio”), in exchange for shares of the Survivor Portfolio. The reorganization was consummated as of the end of business on May 29, 2020. No shareholder vote was required.
The combination of assets for the reorganization presented opportunities for operational efficiencies, which should translate to a decrease in the rate of future expenses borne by the shareholders of the Survivor Portfolio. It is anticipated that no gain or loss for federal income tax purposes will be recognized by Portfolio shareholders as a result of the reorganization. All fees and expenses incurred directly as a result of the reorganization was borne by ONI.
Pursuant to the reorganization, the shares of the Target Portfolio were liquidated, and shares of the Survivor Portfolio were distributed to the Target Portfolio shareholders at the same aggregate dollar value as those of the Target Portfolio. The liquidation of Target Portfolio shares and distribution of Survivor Portfolio shares resulting from the reorganization is summarized below:
Target Portfolio prior to the reorganization:	ON Foreign
Investment portfolio fair value	$ 38,933,135
Investment portfolio cost	$ 40,686,429
Unrealized portfolio appreciation (depreciation)	$ (1,753,294)
Net assets	$ 39,436,084
Net asset value (per share, extended)	$ 25.5635
Shares	1,542,670

Survivor Portfolio prior to the reorganization:	ON BlackRock Advantage International Equity
Investment portfolio fair value	$403,881,706
Investment portfolio cost	$413,036,626
Unrealized portfolio appreciation (depreciation)	$ (9,154,920)
Net assets	$408,742,811
Net asset value (per share, extended)	$ 13.2629
Shares	30,818,583

Survivor Portfolio subsequent to the reorganization:	ON BlackRock Advantage International Equity
Investment portfolio fair value	$442,814,841
Investment portfolio cost	$453,723,055
Unrealized portfolio appreciaton (depreciation)	$ (10,908,214)
Net assets	$448,178,895
Net asset value (per share, extended)	$ 13.2629
Shares	33,791,993
Assuming that the reorganization had been completed on January 1, 2020, the beginning of the annual reporting period for the Fund, the unaudited pro forma results of operations for the Survivor Portfolio for the six-month period ended June 30, 2020, are as follows:
ON BlackRock Advantage International Equity
Net investment income	$ 4,826,239
Net realized/unrealized gains	(66,630,381)
Change in net assets resulting from operations	$(61,804,142)
Because the combined investment portfolios have been managed as a single integrated investment portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Survivor Portfolio's Statement of Operations since May 29, 2020.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
(4)Related Party and Other Transactions
The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. ("ONI"), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio's average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.
ON Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Balanced Allocation
0.58% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
ON BlackRock Advantage International Equity
0.72% of first $200 million
0.70% of next $800 million
0.66% over $1 billion
ON Janus Henderson Forty
0.73% of first $100 million
0.68% of next $400 million
0.63% over $500 million
ON Janus Henderson Venture
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
ON Janus Henderson Enterprise
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
ON S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Value
0.67% of first $500 million
0.65% over $500 million
ON Federated High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
ON Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Core
0.64% of first $500 million
0.62% over $500 million
ON BlackRock Advantage Small Cap Growth
0.78% of first $100 million
0.75% of next $400 million
0.70% over $500 million
ON S&P MidCap 400® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
ON BlackRock Advantage Large Cap Growth
0.66% of first $500 million
0.64% over $500 million
ON Risk Managed Balanced[1]
0.88% of first $500 million
0.74% of next $1.3 billion
0.72% over $1.8 billion
ON Federated Core Plus Bond
0.56% of first $100 million
0.54% of next $150 million
0.50% of next $150 million
0.45% of next $350 million
0.43% over $750 million
ON Conservative Model
0.40% of all net assets
ON Moderately Conservative Model
0.40% of all net assets
ON Balanced Model
0.40% of all net assets
ON Moderate Growth Model
0.40% of all net assets
ON Growth Model
0.40% of all net assets
[1]	At a meeting held on February 12, 2020, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the "Independent Directors"), approved the replacement of the sub-advisers to the Portfolio.
Effective May 1, 2020, AllianceBerstein, L.P. (“AB”) replaced the Portfolio's previous sub-advisers, Janus Capital Management, LLC and AnchorPath Financial, LLC. The investment objective, name, and benchmark remained unchanged. In connection with this change in sub-adviser, the Board approved a revision to the Portfolio's advisory fee breakpoint schedule, also effective May 1, 2020. Previously, the advisory fee breakpoints, based on of the Portfolio's daily net assets were as follows:

ON Risk Managed Balanced
0.90% of first $500 million
0.75% over $500 million
Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BlackRock"), Janus Capital Management LLC (“Janus”), Geode Capital Management, LLC (“Geode”), Federated Investment Management Company (“Federated”), and AllianceBerstein, L.P. (“AB”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.
The sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolios' average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
ON BlackRock Advantage International Equity (BlackRock)
0.32% of first $200 million
0.30% over $200 million
ON Janus Henderson Forty (Janus)
0.40% of first $100 million
0.35% of next $400 million
0.30% over $500 million
ON Janus Henderson Venture (Janus)
0.55% of first $150 million
0.45% over $150 million
ON Janus Henderson Enterprise (Janus)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
ON S&P 500® Index (Geode)[3]
0.01% of all net assets
ON Federated High Income Bond (Federated)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
ON Nasdaq-100® Index (Geode)[3]
0.05% of first $100 million
0.04% of next $150 million
0.03% over $250 million
ON BlackRock Advantage Small Cap Growth (BlackRock)
0.40% of first $250 million
0.35% over $250 million
ON S&P MidCap 400® Index (Geode)[3]
0.039% of first $100 million
0.038% of next $150 million
0.037% of next $250 million
0.036% of next $500 million
0.035% over $1 billion
ON Risk Managed Balanced (AB)[2]
0.50% of first $400 million
0.40% of next $800 million
0.30% over $1.2 billion
ON Federated Core Plus Bond (Federated)
0.18% of first $100 million
0.15% of next $150 million
0.12% of next $150 million
0.10% of next $350 million
0.08% over $750 million

[2]	At a meeting held on February 12, 2020, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the sub-advisers to the Portfolio.
Effective May 1, 2020, AB replaced the Portfolio's previous sub-advisers, Janus and AnchorPath Financial, LLC. In conjunction with the change in sub-advisers, the Board approved a revision to the sub-advisory fee schedules shown above. Previously, the sub-advisory fee breakpoints, based on the Portfolio's daily net assets, were:
ON Risk Managed Balanced (Janus)	ON Risk Managed Balanced (AnchorPath)
0.35% of first $500 million	0.20% of first $500 million
0.25% over $500 million	0.15% over $500 million
[3]	The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the six-month period ended June 30, 2020, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the breakpoint schedule indicated above.
BlackRock also receives from ONI a sub-advisory fee on the aggregate average daily net assets of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio, and the equity sleeve of the ON BlackRock Balanced Allocation Portfolio sub-advised by BlackRock (collectively, the "BlackRock Large Cap Portfolios"). The fee for the Portfolios is calculated based on 0.20% of the first $500 million in aggregate daily net assets, and 0.18% for aggregate daily net assets over $500 million.
Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.
Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2020.
ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the five ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization;

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed certain percentages of the average daily net assets (the "Expense Limitation Agreement.").
The applicable percentages of the average daily net assets of the five ON Model Portfolios are as follows:
Portfolio	May 1, 2020 to April 30, 2021	May 1, 2019 to April 30, 2020	May 1, 2018 to April 30, 2019
ON Conservative Model	1.00%	0.92%	0.87%
ON Moderately Conservative Model	1.00%	1.00%	0.92%
ON Balanced Model	1.00%	1.00%	0.99%
ON Moderate Growth Model	1.07%	1.07%	1.04%
ON Growth Model	1.14%	1.14%	1.08%
For purposes of calculating the expenses subject to the Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund's prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses, which is a calculation of the indirect costs associated with the Portfolios' underlying investments in other investment companies. The current Expense Limitation Agreement will continue through April 30, 2021. The Expense Limitation Agreement may only be terminated with the consent of the Board.
Pursuant to the current Expense Limitation Agreement, as well as the prior agreements for the period May 1, 2019 to April 30, 2020 and May 1, 2018 to April 30, 2019, ONI reimbursed the expenses of the ON Model Portfolios as follows:
Portfolio	Six-Month Period Ended June 30, 2020	Year Ended December 31, 2019
ON Conservative Model	$ 74,896	$220,103
ON Moderately Conservative Model	80,940	261,201
ON Balanced Model	243,031	778,985
ON Moderate Growth Model	163,559	253,374
ON Growth Model	55,388	64,344
Under the terms of the current Expense Limitation Agreement and prior expense limitation agreements, ONI is entitled to recover expenses waived or reimbursed for a period of up to three years from the date on which ONI reimbursed excess expenses. No recoupment will occur unless a Portfolio's operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Portfolio's current expense limitation. For the six-month period ended June 30, 2020, ONI recouped reimbursed expenses from the ON Moderate Growth and ON Growth Model Portfolios amounting to $128,881 and $45,728, respectively. These recouped expenses were related to expenses reimbursed by ONI during the period from May 1, 2019 to April 30, 2020. For the year ended December 31, 2019, ONI recouped reimbursed expenses from the ON Moderate Growth and ON Growth Model Portfolios amounting to $431,342 and $118,816, respectively. These recouped expenses were related to expenses reimbursed by ONI during the period from May 1, 2018 to April 30, 2019.
Amounts of expenses, previously reimbursed by ONI under the Expense Limitation Agreement and prior agreements, that are available for future recoupments at June 30, 2020 are as follows:
Portfolio	Expires April 30, 2021	Expires April 30, 2022	Expires April 30, 2023	Expires April 30, 2024	Total
ON Conservative Model	$ 307,130	$212,490	$203,244	$24,224	$ 747,088
ON Moderately Conservative Model	752,636	376,793	198,007	31,977	1,359,413
ON Balanced Model	3,025,712	952,043	656,506	69,345	4,703,606
ON Moderate Growth Model	4,497,363	226,173	34,678	—	4,758,214
ON Growth Model	1,110,925	260,291	9,659	—	1,380,875
There were no recorded liabilities related to the Expense Limitation Agreement at June 30, 2020.
The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the six-month period ended June 30, 2020, the Fund incurred compliance expenses totaling $126,500, which are allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
Each director of the Board is compensated based on an annual retainer fee of $160,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the six-month period ended June 30, 2020, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $411,883.
The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.
(5)Capital Share Transactions
Capital share transactions for the six-month period ended June 30, 2020, and the year ended December 31, 2019, respectively, were as follows:
	ON Bond		ON BlackRock Balanced Allocation		ON BlackRock Advantage International Equity
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019
Capital shares issued on sales	1,295,699	3,240,589	731,264	545,146	2,257,447	974,536
Capital shares issued in reorganizations	—	—	—	14,014,746	2,973,410	—
Capital shares issued on reinvested distributions	—	329,020	—	763,025	—	500,682
Capital shares redeemed	(2,589,935)	(3,498,040)	(1,988,574)	(1,351,971)	(2,875,521)	(10,613,337)
Net increase/(decrease)	(1,294,236)	71,569	(1,257,310)	13,970,946	2,355,336	(9,138,119)

	ON Janus Henderson Forty		ON Janus Henderson Venture		ON Janus Henderson Enterprise
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019
Capital shares issued on sales	212,802	2,255,356	680,207	381,735	143,320	126,984
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	—	598,807	—	737,419	—	111,426
Capital shares redeemed	(1,299,907)	(2,417,355)	(825,499)	(2,797,597)	(263,216)	(717,906)
Net increase/(decrease)	(1,087,105)	436,808	(145,292)	(1,678,443)	(119,896)	(479,496)

	ON S&P 500® Index		ON BlackRock Advantage Large Cap Value		ON Federated High Income Bond
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019
Capital shares issued on sales	1,778,278	3,326,047	1,591,502	1,018,596	493,288	881,649
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	—	3,497,765	—	671,969	—	405,082
Capital shares redeemed	(3,935,863)	(10,242,233)	(1,079,060)	(4,249,469)	(1,653,012)	(2,471,563)
Net increase/(decrease)	(2,157,585)	(3,418,421)	512,442	(2,558,904)	(1,159,724)	(1,184,832)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
	ON Nasdaq-100® Index		ON BlackRock Advantage Large Cap Core		ON BlackRock Advantage Small Cap Growth
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019
Capital shares issued on sales	1,364,117	1,678,291	227,552	234,322	427,031	2,344,042
Capital shares issued in reorganizations	—	—	—	10,633,434	—	4,095,062
Capital shares issued on reinvested distributions	—	2,522,274	—	67,855	—	51,935
Capital shares redeemed	(4,012,564)	(6,137,710)	(1,370,569)	(4,133,242)	(982,499)	(1,048,823)
Net increase/(decrease)	(2,648,447)	(1,937,145)	(1,143,017)	6,802,369	(555,468)	5,442,216

	ON S&P MidCap 400® Index		ON BlackRock Advantage Large Cap Growth		ON Risk Managed Balanced
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019
Capital shares issued on sales	2,961,983	8,405,131	48,012	1,070,137	1,292,341	3,173,323
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	—	199,776	—	147,937	—	2,279,753
Capital shares redeemed	(4,004,572)	(5,020,228)	(753,846)	(1,355,693)	(3,747,351)	(5,091,874)
Net increase/(decrease)	(1,042,589)	3,584,679	(705,834)	(137,619)	(2,455,010)	361,202

	ON Federated Core Plus Bond	ON Conservative Model		ON Moderately Conservative Model
	Period from May 1, 2020 (inception) to	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2020 (Unaudited)	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019
Capital shares issued on sales	21,575,485	1,012,724	1,134,157	603,120	1,436,394
Capital shares issued in reorganizations	—	—	—	—	—
Capital shares issued on reinvested distributions	—	—	201,990	—	658,784
Capital shares redeemed	(211,131)	(687,066)	(2,374,963)	(1,600,613)	(5,963,369)
Net increase/(decrease)	21,364,354	325,658	(1,038,816)	(997,493)	(3,868,191)

	ON Balanced Model		ON Moderate Growth Model		ON Growth Model
	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended	Six-Month Period Ended	Year Ended
	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019	June 30, 2020 (Unaudited)	December 31, 2019
Capital shares issued on sales	1,055,843	1,956,344	1,104,968	2,228,980	418,651	930,126
Capital shares issued in reorganizations	—	—	—	—	—	—
Capital shares issued on reinvested distributions	—	3,505,121	—	9,136,471	—	1,548,287
Capital shares redeemed	(6,582,693)	(23,785,531)	(11,721,862)	(38,709,593)	(2,862,753)	(9,143,969)
Net increase/(decrease)	(5,526,850)	(18,324,066)	(10,616,894)	(27,344,142)	(2,444,102)	(6,665,556)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
(6)Investment Transactions
Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2020 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON Janus Henderson Venture
Cost of purchases	$82,572,776	$290,572,054	$439,409,651	$37,884,275	$19,715,014
Proceeds from sales	$91,099,562	$336,446,267	$439,235,786	$64,221,819	$24,129,361

	ON Janus Henderson Enterprise	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index
Cost of purchases	$ 5,790,146	$33,824,444	$209,197,538	$25,501,530	$ 7,815,045
Proceeds from sales	$12,491,216	$94,315,846	$208,666,097	$41,646,263	$53,883,814

	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced
Cost of purchases	$248,253,884	$ 87,486,435	$77,423,698	$68,913,555	$279,131,111
Proceeds from sales	$287,617,935	$105,082,683	$92,850,528	$88,864,976	$255,570,178

	ON Federated Core Plus Bond	ON Conservative Model	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model
Cost of purchases	$151,409,691	$19,511,998	$39,077,907	$164,335,853	$193,225,845
Proceeds from sales	$ 4,960,655	$15,659,924	$49,256,955	$221,907,931	$306,106,824

ON Growth Model
Cost of purchases	$20,793,480
Proceeds from sales	$48,178,067
Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2020 were as follows:
	ON Bond	ON BlackRock Balanced Allocation	ON Risk Managed Balanced	ON Federated Core Plus Bond
Cost of purchases	$32,095,459	$44,110,484	$79,755,219	$66,471,043
Proceeds from sales	$41,766,740	$37,795,902	$84,184,409	$ 9,576,121

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
(7)Financial Instruments
The Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investment objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.
Options
A Portfolio may buy call and put options. In purchasing call options, a Portfolio pays the seller of the call option a premium for the right of the Portfolio to buy the underlying securities from the seller at a specified exercise price prior to the expiration of the option. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. In order to terminate its position as the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the sale of an option on the same underlying securities and having the same exercise price and expiration date as the option previously purchased by the Portfolio.
When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.
The ON Risk Managed Balanced Portfolio purchased call and put options associated with the S&P 500® Index or related exchange traded fund during the six-month period ended  June 30, 2020. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the six-month period ended  June 30, 2020 were: Cost of purchases: $15.4 million, Proceeds from sales: $18.4 million.
Purchased options are non-income producing securities.
Futures Contracts
A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500® Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.
The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of a bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the sub-advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.
Portions of certain Portfolios’ securities and cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at June 30, 2020 as collateral for the Portfolios’ futures contracts. The futures contracts, except those held by the ON Risk Managed Balanced and ON Federated Core Plus Bond Portfolios, were used for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. For the ON Risk Managed Balanced Portfolio, these futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. For the ON Federated Core Plus Bond Portfolio, futures contracts were used by the Portfolio to manage total exposure to underlying investments, to manage interest rate risk, or to otherwise execute the Portfolio's stated investment strategy. There were other futures contracts executed and closed in the Portfolios during the six-month period ended June 30, 2020. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2020. For the six-month period ended June 30, 2020, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolios were as follows:
Portfolio	Collateral Pledged	Futures Contracts Opened (in millions)	Futures Contracts Closed (in millions)
ON BlackRock Balanced Allocation	Portions of cash holdings	$ 58.7	$ 52.4
ON BlackRock Advantage International Equity	Portions of cash holdings	76.4	77.0
ON S&P 500® Index	Portions of cash holdings	56.2	54.7
ON BlackRock Advantage Large Cap Value	Portions of cash holdings	49.3	45.5
ON Nasdaq-100® Index	Portions of cash holdings	24.5	27.2
ON BlackRock Advantage Large Cap Core	Portions of cash holdings	63.8	56.3
ON BlackRock Advantage Small Cap Growth	Portions of cash holdings	42.3	39.6
ON S&P MidCap 400® Index	Portions of cash holdings	18.0	19.4
ON BlackRock Advantage Large Cap Growth	Portions of cash holdings	30.5	28.2
ON Risk Managed Balanced	Portions of securities	1,102.5	1,081.5
ON Federated Core Plus Bond	Portions of securities	19.7	7.9
The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the six-month period ended June 30, 2020, were as follows:
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$10,661,190	$10,455,562	(1)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	9,069,840	9,045,920	(1)
ON S&P 500® Index	Futures contracts	Equity price	6,334,910	6,223,714	(1)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	9,425,110	9,227,402	(1)

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON Nasdaq-100® Index	Futures contracts	Equity price	$ 1,826,505	$ 1,787,425	(1)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	12,669,820	12,405,456	(1)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	6,109,800	5,894,444	(1)
ON S&P MidCap 400® Index	Futures contracts	Equity price	3,380,290	3,328,065	(1)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	3,553,730	3,487,505	(1)
ON Risk Managed Balanced	Futures contracts	Equity price and interest rate	293,087,702	292,146,803	(1)
	Purchased options	Equity price	28,148,856	—	(2)
ON Federated Core Plus Bond	Futures contracts	Interest rate	11,701,359	11,717,172	(1)

(1)	Total distributable earnings. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts. Each Portfolio's Schedule of Open Futures Contracts details the values by futures contract type.
(2)	Investments in securities of unaffiliated issuers, at value.

Portfolio	Instrument	Primary Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON BlackRock Balanced Allocation	Futures contracts	Equity price	$ 248,873	$ 143,467	(1),(2)
ON BlackRock Advantage International Equity	Futures contracts	Equity price	(117,688)	50,453	(1),(2)
ON S&P 500® Index	Futures contracts	Equity price	(3,272)	59,849	(1),(2)
ON BlackRock Advantage Large Cap Value	Futures contracts	Equity price	(84,824)	109,588	(1),(2)
ON Nasdaq-100® Index	Futures contracts	Equity price	48,044	(41,213)	(1),(2)
ON BlackRock Advantage Large Cap Core	Futures contracts	Equity price	65,371	185,175	(1),(2)
ON BlackRock Advantage Small Cap Growth	Futures contracts	Equity price	(523,181)	187,484	(1),(2)
ON S&P MidCap 400® Index	Futures contracts	Equity price	404,046	5,902	(1),(2)
ON BlackRock Advantage Large Cap Growth	Futures contracts	Equity price	27,853	48,191	(1),(2)
ON Risk Managed Balanced	Futures contracts	Equity price and interest rate	18,247,322	2,738,166	(1),(2)
	Purchased options	Equity price	3,383,331	(1,087,760)	(3),(4)
ON Federated Core Plus Bond	Futures contracts	Interest rate	62,973	(15,813)	(1),(2)

(1)	Net realized gain (loss) on futures contracts.
(2)	Change in unrealized appreciation/depreciation on futures contracts.
(3)	Net realized gain (loss) on investments in securities of unaffiliated issuers.
(4)	Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At June 30, 2020, there were no outstanding derivative transactions subject to netting arrangements.
(8)Federal Income Tax Information
The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to consent dividends, foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.
The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at June 30, 2020 for federal income tax purposes.
	ON Bond	ON BlackRock Balanced Allocation	ON BlackRock Advantage International Equity	ON Janus Henderson Forty	ON Janus Henderson Venture	ON Janus Henderson Enterprise
Gross unrealized:
Appreciation	$ 20,955,443	$ 51,642,919	$ 31,533,944	$ 51,133,430	$ 46,991,130	$16,350,269
Depreciation	(3,345,853)	(18,261,746)	(33,568,461)	(1,882,166)	(9,650,463)	(7,030,069)
Net unrealized appreciation (depreciation)	$ 17,609,590	$ 33,381,173	$ (2,034,517)	$ 49,251,264	$ 37,340,667	$ 9,320,200
Aggregate cost of investments:	$253,939,774	$468,339,565	$451,632,301	$139,111,593	$123,371,175	$86,140,709

	ON S&P 500® Index	ON BlackRock Advantage Large Cap Value	ON Federated High Income Bond	ON Nasdaq-100® Index	ON BlackRock Advantage Large Cap Core	ON BlackRock Advantage Small Cap Growth
Gross unrealized:
Appreciation	$304,862,449	$ 10,648,784	$ 3,282,778	$124,352,991	$ 47,426,116	$ 24,175,561
Depreciation	(90,820,092)	(36,398,667)	(13,729,904)	(7,374,474)	(21,168,295)	(19,349,789)
Net unrealized appreciation (depreciation)	$214,042,357	$ (25,749,883)	$ (10,447,126)	$116,978,517	$ 26,257,821	$ 4,825,772
Aggregate cost of investments:	$881,377,799	$299,593,666	$177,380,249	$238,447,944	$358,759,557	$180,198,863

	ON S&P MidCap 400® Index	ON BlackRock Advantage Large Cap Growth	ON Risk Managed Balanced	ON Federated Core Plus Bond	ON Conservative Model	ON Moderately Conservative Model
Gross unrealized:
Appreciation	$ 34,518,006	$18,280,027	$ 48,236,336	$ 3,574,614	$ 3,574,614	$ 10,019,880
Depreciation	(54,005,186)	(2,079,620)	(5,308,282)	(2,230,536)	(2,230,536)	(10,960,247)
Net unrealized appreciation (depreciation)	$ (19,487,180)	$16,200,407	$ 42,928,054	$ 1,344,078	$ 1,344,078	$ (940,367)
Aggregate cost of investments:	$395,052,138	$89,948,820	$349,921,101	$78,636,010	$78,636,010	$211,974,007

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Gross unrealized:
Appreciation	$ 51,515,631	$ 105,814,429	$ 25,310,424
Depreciation	(71,566,813)	(192,269,475)	(50,752,692)
Net unrealized appreciation (depreciation)	$ (20,051,182)	$ (86,455,046)	$ (25,442,268)
Aggregate cost of investments:	$1,039,752,414	$1,843,162,646	$409,294,011
(9)Legal Matters
In December 2007, the ON S&P 500® Index Portfolio and the ON BlackRock Advantage Large Cap Value Portfolio, shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the ON S&P 500® Index Portfolio and ON BlackRock Advantage Large Cap Value Portfolio was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the "Tribune Bankruptcy").
The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. district courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation ("MDL") in the U.S. District Court, Southern District of New York ("District Court").
Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the Creditor Actions on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the Trustee pursued essentially the same claims in his action. On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals ("Second Circuit"). On March 29, 2016, the Second Circuit affirmed the dismissal and rejected the plaintiffs’ appeal. On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Court of Appeal’s decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review.
In December 2019, the Second Circuit reinstated its prior affirmance of dismissal, which safe-harbors all of the claims except the trustee’s actual intent claims (those claims are excepted from the safe harbor altogether). Those claims were earlier dismissed on traditional grounds, and that dismissal is now on appeal.
In January 2020, the Tribune creditors sought panel rehearing and rehearing en banc, asserting, among other arguments, that the Second Circuit improperly relied on extrinsic evidence to reach its decision regarding Computershare’s status as Tribune’s agent, that the question of Computershare’s agency was a new argument on appeal that should not have been considered, and that the Court’s findings regarding preemption go against the Supreme Court’s decision in Merit Management and other cases. On February 6, 2020 the Second Circuit denied this request.
In July 2020, the creditors filed a petition for writ of certiorari appealing the Second Circuit’s decision to the Supreme Court. The creditors dropped some of shareholder defendants – mostly funds -- from the appeal to the Supreme Court. For those defendants only, this has the effect of accepting the adverse judgment and ending the case. Any non-listed defendant presumably is still a party to the appeal.
In the Trustee Action, in 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims. On January 9, 2017, the Court granted the motion to dismiss the Trustee's actual fraudulent conveyance claim. The plaintiff will almost certainly appeal to the Second Circuit. Because of a procedural issue, however, the plaintiff could not automatically appeal the decision, but must first obtain permission from the District Court. On January 14, 2019, the District Court held a status conference during which it indicated that the plaintiff would be allowed to file a motion seeking reconsideration of the prior dismissal of the intentional fraudulent transfer claims. On April 23, 2019, the District Court denied the Trustee’s motion to amend and add federal

(continued)

Ohio National Fund, Inc.
Notes to Financial Statements (Continued)	June 30, 2020 (Unaudited)
constructive fraudulent transfer claims. The judge accepted the defendants’ “alternative safe harbor” argument. In June 2019, the Trustee appealed the dismissal of the intentional fraudulent transfer claims and ruling that any constructive claims would be barred by the safe harbor. The Trustee’s initial brief was filed January 8, 2020 and the brief in opposition was filed April 27, 2020.
The outcome of these proceedings cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.
(10)Special Meeting of Shareholders
In a meeting held February 12, 2020, the Fund's Board approved a proxy solicitation for the purpose of the election of three nominated Directors. As a result, a proxy statement and voting instructions were distributed to all owners of variable contracts having contract value allocated to investments in the Fund's Portfolios as of April 28, 2020.
On June 22, 2020, a special meeting of shareholders was held to elect the three Directors to the Board. The election of the three Directors, each for an indefinite term, was approved upon review of the tabulation of voting results of the shareholders, which were cast in accordance with instruction received from the owners of variable contracts.
Votes were cast as follows:
	Election of Director - Christopher A. Carlson		Election of Director - Lawrence L. Grypp		Election of Director - Geoffrey Keenan
Shares voted for	420,411,800	77.6%	419,209,687	77.3%	420,884,759	77.6%
Shares voted against	10,109,627	1.9%	11,311,740	2.1%	9,636,668	1.8%
Shares abstaining	111,404,487	20.5%	111,404,487	20.6%	111,404,487	20.6%
Shares not voted	184,646	0.0%	184,646	0.0%	184,646	0.0%
Total shares on record date	542,110,560	100.0%	542,110,560	100.0%	542,110,560	100.0%

Ohio National Fund, Inc.
Additional Information	June 30, 2020 (Unaudited)
(1)Review and approval of Advisory and Sub-Advisory Agreement for ON Risk Managed Balanced Portfolio
At a meeting held on February 12, 2020, the Board of Directors of Ohio National Fund, Inc. (the “Fund”), including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved an amendment to the Investment Advisory Agreement (the “Advisory Agreement”) between Ohio National Investments, Inc. (the “Adviser”) and the Fund to reflect a reduced advisory fee for the ON Risk Managed Balanced Portfolio (the “Portfolio”), renewed the current Sub-Advisory Agreement with AnchorPath, LLC (“AnchorPath”) and the Adviser for an interim period, and approved a new Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser and AllianceBernstein, LP (collectively with AnchorPath and except as otherwise specifically noted, the “Sub-Adviser”) for the ON Risk Managed Balanced Portfolio. A representative of the Adviser explained that AnchorPath currently sub-advises the risk managed component of the Portfolio, with another sub-adviser (“Existing Sub-Adviser”) sub-advising the remainder of the Portfolio. The representative reported that the Sub-Adviser was acquiring AnchorPath and the Adviser recommended that following the acquisition, the Sub-Adviser replace the Portfolio’s Existing Sub-Adviser and sub-advise the entire Portfolio. The Adviser recommended renewing the current Sub-Advisory Agreement with AnchorPath to bridge the gap between the acquisition and the date the Sub-Adviser begins sub-advising the entire Portfolio. The Directors met with representatives of the Adviser and Sub-Adviser to discuss how the Portfolio would be managed.
The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser, which has the responsibility for supervising and managing the assets in the Portfolio on a fully discretionary basis. They also noted that the Adviser will report to the Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Fund; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolio’s financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to the Portfolio’s holdings are voted in compliance with policies approved by the Board.
In considering the amendment to the Advisory Agreement and the approval of the Sub-Advisory Agreement, the Board requested and reviewed a significant amount of information relating to the Portfolio, including the following: (1) proposed advisory and sub-advisory fee information; (2) comparative advisory fee and expense ratio information for a peer group of funds; (3) performance for a strategy similar to that of the Portfolio; and (4) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.
The Directors, including all the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed amendment to the Advisory Agreement, the renewal of the current Sub-Advisory Agreement and the approval of the new Sub-Advisory Agreement in a private session with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating whether to amend the Advisory Agreement and approve the Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to approving the amendment to the Advisory Agreement, the renewal of the current Sub-Advisory Agreement and the approval of the new Sub-Advisory Agreement.
Nature, Extent and Quality of Services
The Board noted that it evaluated the nature, extent and quality of the advisory services provided to the Portfolio by the Adviser at a meeting held on November 14, 2019, at which time it renewed the Investment Advisory Agreement. As part of that renewal, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings in connection with the Adviser’s service to the Portfolio and through periodic reports regarding the Adviser’s performance of its duties to the other portfolios. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its portfolios, as well as the quality of the Adviser’s administrative and other services, including the Adviser’s support to contract owners. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio by the Adviser.
The Board also evaluated the nature, extent and quality of the advisory services anticipated to be provided by the Sub-Adviser, noting that the Sub-Adviser is acquiring AnchorPath, the current sub-adviser to the risk managed component of the Portfolio, and following the acquisition, AnchorPath personnel would continue to provide risk management advice to the Portfolio. The Board noted that it evaluated the nature, extent and quality of the sub-advisory services provided to the Portfolio by AnchorPath at the meeting held on November 14, 2019. As part of its review of the Sub-Adviser, the Board reviewed information regarding the

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2020 (Unaudited)
Sub-Adviser’s operations, procedures and personnel, and the manner in which the current sub-adviser will be integrated into the Sub-Adviser. The Directors considered the capabilities and resources that the Sub-Adviser is expected to dedicate to performing services on behalf of the Portfolio, as well as the quality of its administrative and other services. The Directors also considered the quality of the compliance program of the Sub-Adviser, and reviewed information on the Sub-Adviser’s portfolio management and brokerage practices. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to the Portfolio by the Sub-Adviser.
Investment Performance
The Directors reviewed information comparing the performance of the Portfolio to the performance of a hypothetical portfolio managed by the Sub-Adviser using the same risk managed balanced strategy as used by the Portfolio (the “Hypothetical Portfolio”), the performance of a custom benchmark comprised 55% of the S&P 500® Index and 45% of the Barclays US Aggregate Index, and the median return of the Portfolio’s Morningstar peer group. The Directors noted that the Hypothetical Portfolio outperformed the Portfolio, the benchmark and the peer group median for the year to date, 1-, 3- and 5- year periods ended December 31, 2019. Based on this performance, the Directors concluded that the Sub-Adviser has the ability to manage the Portfolio effectively going forward. The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Adviser, and the Adviser’s timeliness in responding to performance issues.
Fees and Expenses
The Board reviewed the Portfolio’s proposed advisory and sub-advisory fees compared to the advisory and sub-advisory fees of funds in its peer group, as well as a chart showing where the Portfolio’s proposed advisory fee and sub-advisory fee were located in the dispersion of its peer funds’ advisory fees and sub-advisory fees. The chart showed the number of funds in the peer group within each defined range of advisory fees or sub-advisory fees, and the range that included the Portfolio. The Directors also noted that the Adviser, and not the Portfolio, is responsible for paying sub-advisory fees to the Sub-Adviser. The Board also considered the reasonableness of the proposed sub-advisory fees to be paid by the Adviser to the Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser. The Directors noted that the proposed advisory fee payable by the Portfolio was well within the range of fees payable by the Portfolio’s peer group and included fee breakpoints. The Directors acknowledged that, because the sub-advisory fees are paid by the Adviser and not by the Portfolio, the Adviser is incentivized to negotiate a favorable fee. The Directors considered that the Portfolio’s proposed advisory fee and net expense ratio were higher than the peer group average but noted that funds in the peer group do not employ a risk overlay. The Adviser represented, however, that the advisory fee was in line with advisory fees charged by funds in Morningstar’s managed volatility peer group that do utilize a risk overlay. The Board also acknowledged a 0.02% reduction in the advisory fee currently payable by the Portfolio. Overall, the Directors concluded that the proposed advisory and sub-advisory fees were reasonable.
Profitability and Economies of Scale
The Directors noted that it reviewed the profitability of the Adviser at the November 14, 2019, Board of Director’s meeting, noting the Adviser reported a pre-tax operating margin of 34.29%. The Adviser represented there was no material change in profitability since that time. The Board also considered whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio.
The Directors noted that that advisory fee schedules contain breakpoints that would reduce the applicable advisory fees on assets above a specified level as the Portfolio’s assets increase. The Directors also noted that the Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. After considering the Portfolio’s current size and potential for growth, the Board concluded that the Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the proposed breakpoints are appropriate.
After consideration of the foregoing, the Board reached the following conclusions regarding the Advisory Agreement and Sub-Advisory Agreement with respect to the Portfolio, in addition to the conclusions set forth above: (a) the Adviser and the Sub-Adviser possess the capability and resources to perform the duties required of them under the Advisory Agreement and Sub-Advisory Agreement; (b) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Adviser and Sub-Adviser maintain appropriate compliance programs. Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2020 (Unaudited)
amendment to the Advisory Agreement and approval of the Sub-Advisory Agreement were in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all the Independent Directors, voted unanimously to approve the amendment to the Advisory Agreement, renew the current Sub-Advisory Agreement with AnchorPath on an interim basis and approve the Sub-Advisory Agreement with the Sub-Adviser.
(2)Expense Disclosure
An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.
As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.
The example is based on an investment of $1,000 invested at January 1, 2020 and held through June 30, 2020.
Actual Expenses
The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.
Portfolio	Beginning Investment Value 1/1/2020	Ending Investment Value 6/30/2020	Expenses Paid During Period* 1/1/2020 – 6/30/2020	Expense Ratio During Period 1/1/2020 – 6/30/2020 (Annualized)
ON Bond	$1,000.00	$1,039.30	$3.09	0.61%
ON BlackRock Balanced Allocation	$1,000.00	$ 998.50	$2.78	0.56%
ON BlackRock Advantage International Equity	$1,000.00	$ 881.40	$4.21	0.90%
ON Janus Henderson Forty	$1,000.00	$1,097.90	$4.12	0.79%
ON Janus Henderson Venture	$1,000.00	$ 961.60	$4.39	0.90%
ON Janus Henderson Enterprise	$1,000.00	$ 917.20	$4.62	0.97%
ON S&P 500® Index	$1,000.00	$ 967.60	$1.91	0.39%
ON BlackRock Advantage Large Cap Value	$1,000.00	$ 852.30	$3.45	0.75%
ON Federated High Income Bond	$1,000.00	$ 962.30	$4.00	0.82%
ON Nasdaq-100® Index	$1,000.00	$1,166.90	$2.32	0.43%
ON BlackRock Advantage Large Cap Core	$1,000.00	$ 972.40	$3.48	0.71%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$ 964.70	$4.20	0.86%
ON S&P MidCap 400® Index	$1,000.00	$ 871.20	$1.95	0.42%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,083.20	$4.20	0.81%
ON Risk Managed Balanced	$1,000.00	$1,066.20	$5.09	0.99%
ON Federated Core Plus Bond	$1,000.00	$1,018.00	$1.10	0.22%
ON Conservative Model	$1,000.00	$1,015.20	$1.90	0.38%
ON Moderately Conservative Model	$1,000.00	$ 995.60	$1.98	0.40%
ON Balanced Model	$1,000.00	$ 973.90	$1.91	0.39%
ON Moderate Growth Model	$1,000.00	$ 955.30	$2.09	0.43%
ON Growth Model	$1,000.00	$ 948.10	$2.18	0.45%

(continued)

Ohio National Fund, Inc.
Additional Information (Continued)	June 30, 2020 (Unaudited)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Portfolio	Beginning Investment Value 1/1/2020	Ending Investment Value 6/30/2020	Expenses Paid During Period* 1/1/2020 – 6/30/2020	Expense Ratio During Period 1/1/2020 – 6/30/2020 (Annualized)
ON Bond	$1,000.00	$1,021.83	$3.07	0.61%
ON BlackRock Balanced Allocation	$1,000.00	$1,022.08	$2.82	0.56%
ON BlackRock Advantage International Equity	$1,000.00	$1,020.39	$4.52	0.90%
ON Janus Henderson Forty	$1,000.00	$1,020.93	$3.97	0.79%
ON Janus Henderson Venture	$1,000.00	$1,020.39	$4.52	0.90%
ON Janus Henderson Enterprise	$1,000.00	$1,020.04	$4.87	0.97%
ON S&P 500® Index	$1,000.00	$1,022.92	$1.96	0.39%
ON BlackRock Advantage Large Cap Value	$1,000.00	$1,021.13	$3.77	0.75%
ON Federated High Income Bond	$1,000.00	$1,020.79	$4.12	0.82%
ON Nasdaq-100® Index	$1,000.00	$1,022.73	$2.16	0.43%
ON BlackRock Advantage Large Cap Core	$1,000.00	$1,021.33	$3.57	0.71%
ON BlackRock Advantage Small Cap Growth	$1,000.00	$1,020.59	$4.32	0.86%
ON S&P MidCap 400® Index	$1,000.00	$1,022.77	$2.11	0.42%
ON BlackRock Advantage Large Cap Growth	$1,000.00	$1,020.84	$4.07	0.81%
ON Risk Managed Balanced	$1,000.00	$1,019.94	$4.97	0.99%
ON Federated Core Plus Bond	$1,000.00	$1,023.77	$1.11	0.22%
ON Conservative Model	$1,000.00	$1,022.97	$1.91	0.38%
ON Moderately Conservative Model	$1,000.00	$1,022.87	$2.01	0.40%
ON Balanced Model	$1,000.00	$1,022.92	$1.96	0.39%
ON Moderate Growth Model	$1,000.00	$1,022.73	$2.16	0.43%
ON Growth Model	$1,000.00	$1,022.63	$2.26	0.45%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (182 days) divided by the number of days in the fiscal year (366 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.
(3)Other Disclosures
The Statement of Additional Information of the Fund includes additional information about the the Board and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).
A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC's website at http://www.sec.gov.
The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-PORT Part F. Form N-PORT Part F is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

Ohio National Fund, Inc.
Information about Directors and Officers	June 30, 2020 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Independent Directors
George M. Vredeveld One Financial Way Cincinnati, Ohio	77	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	21	Professor Emeritus, Finance: University of Cincinnati (January 2014 - present); Honorary Consul; Republic of Bulgaria (2019 - present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004 - 2013); Founder/President: Economics Center at the University of Cincinnati (1977 - 2012).
Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	65	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	21	Founder/Managing Director: West Capital Partners LLC (2010 - present), Ludlow Ward Capital Advisors LLC (2005 - 2009); Director: ALLETE, Inc.
Geoffrey Keenan One Financial Way Cincinnati, Ohio	61	Chairman and Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	21	Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995 - 2013).
Lawrence L. Grypp One Financial Way Cincinnati, Ohio	71	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	21	Senior Business Advisor and Board Member: Goering Center for Family and Private Business (January 2018 - Present); President: Goering Center for Family and Private Business (August 2008 - December 2017).
Interested Director
Christopher A. Carlson One Financial Way Cincinnati, Ohio	61	Service as a Director began July 1, 2020	Indefinite; Since July 2020	21	President/Vice Chairman and other positions: Ohio National Financial Services and subsidiaries (June 1993 - December 2018); President: Ohio National Fund, Inc. (March 2010 - May 2016).
Officers
Michael J. DeWeirdt One Financial Way Cincinnati, Ohio	61	President	Indefinite; Since March 2017		Senior Vice President and Chief Product Officer: ONLIC (September 2018 - Present); President: NSLAC (May 2016 - Present); Senior Vice President and Head of Annuities SBU: ONLIC (January 2016 - September 2018); Senior Vice President, Chief Risk Officer: ONLIC (September 2015 - December 2015); Senior Vice President, Capital and Financial Risk Management: ONLIC (December 2012 - September 2015).
Paul J. Gerard One Financial Way Cincinnati, Ohio	60	Vice President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016 - present); Senior Vice President, Investments: ONLIC (July 2012 - December 2015).

Ohio National Fund, Inc.
Information about Directors and Officers (Continued)	June 30, 2020 (Unaudited)
Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
R. Todd Brockman One Financial Way Cincinnati, Ohio	51	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014 - present); Treasurer: ONI.
Kimberly A. Plante One Financial Way Cincinnati, Ohio	46	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017 - present); Second Vice President and Counsel: ONLIC (January 2016 - November 2017); Senior Associate Counsel: ONLIC (January 2011 - January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.
Keith Dwyer One Financial Way Cincinnati, Ohio	47	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016 - present); Director, Fund Compliance: ONLIC (January 2015 - August 2016); Administrator, Fund Compliance: ONLIC (January 2014 - January 2015); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management ("FCM") (August 2016 - December 2017); Chief Compliance Officer: Suffolk Capital Management, LLC ("Suffolk") (August 2016 - December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015 - August 2016).
Daniel P. Leming One Financial Way Cincinnati, Ohio	35	Assistant Treasurer	Indefinite; Since March 2016		Director, Fund Operations and Analysis: ONLIC (July 2018 - present); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012 - February 2016).

[THIS PAGE LEFT INTENTIONALLY BLANK]

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201
Form 1325 Rev. 8-20
PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

Item 2. Code Of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees And Services.

Not applicable for semiannual reports.

Item 5. Audit Committee Of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Investments.

Not applicable, as the schedules are included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within the most recent fiscal half-year of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Fund’s internal control over financial reporting that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable for semiannual reports.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Certification pursuant to Section 906 of the Sarbanes-Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
September 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
September 1, 2020

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
September 1, 2020